    As filed with the Securities and Exchange Commission on July 16, 1999
================================================================================
                                                          1933 Act File No. 333-
                                                          1940 Act File No. 811-



                    U.S. SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                   Form N-2
                       (Check appropriate box or boxes)



[X]  REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
[ ]  Pre-Effective Amendment No. __________

[ ]  Post-Effective Amendment No.  __________

          and

[X]  REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
[ ]  Amendment No. __________


           Nuveen Insured New York Dividend Advantage Municipal Fund
         Exact Name of Registrant as Specified in Declaration of Trust
                333 West Wacker Drive, Chicago, Illinois 60606
 Address of Principal Executive Offices (Number, Street, City, State, Zip Code)
                                (800) 257-8787
              Registrant's Telephone Number, including Area Code

                             Gifford R. Zimmerman
                         Vice President and Secretary
                             333 West Wacker Drive
                            Chicago, Illinois 60606
 Name and Address (Number, Street, City, State, Zip Code) of Agent for Service
                         Copies of Communications to:

            Janet D. Olsen                      Thomas S. Harman
          Bell, Boyd & Lloyd               Morgan, Lewis & Bockius LLP
           70 W. Madison St.                   1800 M Street, N.W.
           Chicago, IL 60602                  Washington, D.C. 20036


                 Approximate Date of Proposed Public Offering:

 As soon as practicable after the effective date of this Registration Statement

                               ----------------

     If any of the securities being registered on this form are offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. [ ]

     It is proposed that this filing will become effective (check appropriate box)

     [X] when declared effective pursuant to section 8(c)

                               ----------------

        CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

================================================================================================
                                                                Proposed
                            Amount       Proposed Maximum        Maximum
 Title of Securities        Being         Offering Price        Aggregate          Amount of
  Being Registered        Registered         Per Unit        Offering Price(1)  Registration Fee
------------------------------------------------------------------------------------------------
Common Shares, $.01
  par value             100,000 Shares        $15.00            $1,500,000          $417.00
================================================================================================

(1) Estimated solely for the purpose of calculating the registration fee.

     The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such dates as the Commission, acting pursuant to said Section 8(a), may determine.
================================================================================

           NUVEEN INSURED NEW YORK DIVIDEND ADVANTAGE MUNICIPAL FUND

                           --------------------------

                             CROSS REFERENCE SHEET

                              Part A - Prospectus

             Items in Part A of Form N-2                  Location in Prospectus
             ---------------------------                  ----------------------
Item 1.      Outside Front Cover                          Cover Page
Item 2.      Cover Pages; Other Offering Information      Cover Page
Item 3.      Fee Table and Synopsis                       Prospectus Summary; Summary of Fund Expenses
Item 4.      Financial Highlights                         Not Applicable
Item 5.      Plan of Distribution                         Cover Page; Prospectus Summary; Underwriting
Item 6.      Selling Shareholders                         Not Applicable
Item 7.      Use of Proceeds                              Use of Proceeds; The Fund's Investments

Item 8.      General Description of the Registrant        The Fund; The Fund's Investments; MuniPreferred(R) Shares and
                                                          Leverage; Risks; How the Fund Manages Risk; Description of
                                                          Shares; Certain Provisions in the Declaration of Trust
Item 9.      Management                                   Management of the Fund; Custodian and Transfer Agent
Item 10.     Capital Stock, Long-Term Debt, and
              Other Securities                            Description of Shares; MuniPreferred Shares and Leverage;
                                                          Distributions; Dividend Reinvestment Plan; Certain
                                                          Provisions in the Declaration of Trust; Tax Matters
Item 11.     Defaults and Arrears on Senior Securities    Not Applicable
Item 12.     Legal Proceedings                            Other Matters
Item 13.     Table of Contents of the Statement of
              Additional Information                      Table of Contents of the Statement of
                                                          Additional Information

                  Part B - Statement of Additional Information



           Items in Part B of Form N-2                  Location in Statement of Additional Information
           ---------------------------                  -----------------------------------------------
Item 14.   Cover Page                                   Cover Page
Item 15.   Table of Contents                            Cover Page
Item 16.   General Information and History              Not Applicable
Item 17.   Investment Objectives                        The Fund's Investments; Certain Trading Strategies of the
                                                         Fund; Portfolio Transactions
Item 18.   Management                                   Management of the Fund; Portfolio Transactions
Item 19.   Control Persons and Principal Holders of
            Securities                                  Management of the Fund; Statement of Net Assets
Item 20.   Investment Advisory and Other Services       Management of the Fund; Custodian and Transfer Agent;
                                                        Experts
Item 21.   Brokerage Allocation and Other Practices     Portfolio Transactions
Item 22.   Tax Status                                   Tax Matters; Distributions
Item 23.   Financial Statements                         Report of Independent Auditors; Statement of Net Assets


                          Part C - Other Information

Items 24-33 have been answered in Part C of this Registration Statement.

++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++
+The information in this Prospectus is not complete and may be changed. No + +person may sell these securities until the registration statement filed with + +the Securities and Exchange Commission is effective. This Prospectus is not + +an offer to sell these securities and is not soliciting an offer to buy these +
+securities in any state where the offer or sale is not permitted.             +
++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++
                  SUBJECT TO COMPLETION--DATED AUGUST   , 1999

PROSPECTUS
NUVEEN LOGO
                                 100,000 Shares
                   Nuveen Insured New York Dividend Advantage
                                 Municipal Fund
                                 Common Shares
                                $15.00 per share

                                  ----------

  Investment Objectives. The Fund is a closed-end, diversified management investment company. The Fund's investment objectives are:

  . to provide current income exempt from regular federal New York State and
    New York City income tax; and
  . to enhance portfolio value relative to the municipal bond market by investing in tax-exempt municipal bonds that the Fund's investment adviser believes are underrated or undervalued or that represent municipal market sectors that are undervalued.

  Portfolio Contents. The Fund will invest substantially all of its net assets in a diversified portfolio of federal, New York State and New York City tax-exempt municipal bonds that are either covered by insurance guaranteeing the timely payment of principal and interest thereon, or are backed by an escrow or trust account containing sufficient
                                                   (continued on following page)
                                  ----------

  These securities involve certain risks. See "Risks" beginning on page 17.

  You should read the Prospectus, which contains important information about the Fund, before deciding whether to invest and retain it for future reference.
A Statement of Additional Information, dated September   , 1999, containing
additional information about the Fund, has been filed with the Securities and Exchange Commission and is hereby incorporated by reference in its entirety into this Prospectus. You may request a free copy of the Statement of Additional Information, the table of contents of which is on page 36 of this Prospectus, by calling (800) 257-8787 or obtain a copy from the Securities and Exchange Commission web site (http://www.sec.gov).

  The Fund's common shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

                                  ----------

                                                      Total Assuming
                                       Total Assuming      Full
                                       No Exercise of  Exercise of
                                       Overallotment  Overallotment
                             Per Share     Option         Option
                             --------- -------------- --------------
      Public Offering Price   $15.00    $              $
      Sales Load              $ 0.675   $              $
                              -------   ------------   ------------
      Proceeds to the Fund    $14.325   $              $

  The underwriters named in this prospectus may purchase up to additional common shares from the Fund under certain circumstances.

  The underwriters are offering the common shares subject to various conditions. The underwriters expect to deliver the common shares to purchasers
on or about September   , 1999.

  Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                  ----------

                               John Nuveen & Co.
                                  Incorporated

                               September   , 1999

(continued from previous page)

U.S. Government or U.S. Government agency securities to ensure timely payment of principal and interest. Under normal market conditions, the Fund expects to be fully invested in such tax-exempt municipal bonds. Uninsured municipal bonds backed by an escrow or trust account will not constitute more than 20% of the Fund's net assets. The Fund cannot assure you that it will achieve its investment objectives.

   No Prior History. Because the Fund is newly organized, its common shares have no history of public trading. Shares of closed-end investment companies frequently trade at a discount from their net asset value. This risk may be greater for investors expecting to sell their shares in a relatively short period after completion of the public offering.

                              PROSPECTUS SUMMARY

   This is only a summary. You should review the more detailed information contained in the Prospectus and in the Statement of Additional Information.

                        Nuveen Insured New York Dividend Advantage Municipal
The Fund...............  Fund (the "Fund") is a newly organized, closed-end, diversified management investment company. The Fund is designed to provide tax benefits to investors who are residents of New York. See "The Fund."

The Offering........... The Fund is offering          common shares of
                         beneficial interest at $15.00 per share through a group of underwriters (the "Underwriters") led by
                         John Nuveen & Co. Incorporated and            . The
                         common shares of beneficial interest are called "Common Shares" in the rest of this Prospectus. You must purchase at least 100 Common Shares. The Fund has given the Underwriters an option to purchase up
                         to           additional Common Shares to cover orders
                         in excess of           Common Shares. See
                         "Underwriting." John Nuveen & Co. Incorporated has agreed to pay (i) all organizational expenses and
                         (ii) offering costs (other than sales load) that exceed $0.02 per Common Share.

Investment Objectives.. The Fund's investment objectives are to provide current income exempt from regular federal, New York State and New York City income tax and enhance portfolio value relative to the municipal bond market by investing in tax-exempt municipal bonds that the Fund's investment adviser believes are underrated or undervalued or that represent municipal market sectors that are undervalued. The Fund will invest substantially all of its net assets in a diversified portfolio of municipal bonds that are exempt from regular federal, New York State and New York City income tax and that are either covered by insurance guaranteeing the timely payment of principal and interest thereon, or are backed by an escrow or trust account containing sufficient U.S. Government agency securities to ensure timely payment of principal and interest. Uninsured municipal bonds backed by an escrow or trust account will not constitute more than 20% of the Fund's net assets. The Fund cannot assure you that it will attain its investment objectives. See "The Fund's Investments."

Special
Considerations.........
                        The Fund expects that a substantial portion of its
                         investments will pay interest that is taxable under the federal alternative minimum tax. If you are, or as a result of investment in the Fund would become, subject to the federal alternative minimum tax, the Fund may not be a suitable investment for you. In addition, capital gains distributions will be subject to capital gains taxes. See "Tax Matters."

Proposed Offering of
 MuniPreferred(R)
 Shares................
                        Approximately one to three months after completion of
                         this offering (subject to market conditions), the Fund intends to offer preferred shares of beneficial interest ("MuniPreferred Shares") representing approximately 35% of the Fund's capital after their issuance. The issuance of MuniPreferred Shares will leverage your shares. Leverage involves special risks. There is no assurance that the Fund's leveraging strategy will be successful. See "Risks." The money the

                         Fund obtains by selling the MuniPreferred Shares will be invested in long-term municipal bonds, which will generally pay fixed rates of interest over the life of the bond. The MuniPreferred Shares will pay dividends based on shorter-term rates, which will be reset frequently. So long as the rate of return, net of applicable Fund expenses, on the long-term bonds purchased by the Fund exceeds MuniPreferred Share dividend rates as reset periodically, the investment of the proceeds of the MuniPreferred Shares will generate more income than will be needed to pay dividends on the MuniPreferred Shares. If so, the excess will be used to pay higher dividends to holders of Common Shares ("Common Shareholders"). However, the Fund cannot assure you that the issuance of MuniPreferred Shares will result in a higher yield on your Common Shares. Once MuniPreferred Shares are issued, the net asset value and market price of the Common Shares and the yield to Common Shareholders will be more volatile. See "MuniPreferred Shares and Leverage" and "Description of Shares-MuniPreferred Shares."

Investment Adviser....  Nuveen Advisory Corp. ("Nuveen Advisory") will be the Fund's investment adviser. Nuveen Advisory will receive an annual fee, payable monthly, in a maximum amount equal to .65% of the Fund's average daily total net assets (including assets attributable to any MuniPreferred Shares that may be outstanding), with lower fee levels for assets that exceed $125 million. Nuveen Advisory has agreed to reimburse the Fund for fees and expenses in the amount of .30% of average daily total net assets of the Fund for the first five years of the Fund's operations (through September 30, 2004), and for a declining amount for an additional five years (through September 30, 2009). Nuveen Advisory is a wholly-owned subsidiary of John Nuveen & Co. Incorporated ("Nuveen"). See "Management of the Fund."

Distributions.........  Commencing with the Fund's first dividend, the Fund intends to make regular monthly cash distributions to you at a level rate based on the projected performance of the Fund. The Fund's ability to maintain a level dividend rate will depend on a number of factors, including dividends payable on the MuniPreferred Shares. As portfolio and market conditions change, the rate of dividends on the Common Shares and the Fund's dividend policy could change. Over time, the Fund will distribute all of its net investment income (after it pays accrued dividends on any outstanding MuniPreferred Shares). In addition, at least annually, the Fund intends to distribute net realized capital gains and taxable ordinary income, if any, to you so long as the net realized capital gains and taxable ordinary income are not necessary to pay accrued dividends on, or redeem or liquidate, any MuniPreferred Shares. Your initial distribution is expected to be declared approximately 45 days, and paid approximately 60 to 90 days, from the completion of this offering, depending on market conditions. You may elect to automatically reinvest some or all of your distributions in additional Common Shares under the Fund's Dividend Reinvestment Plan. See "Distributions" and "Dividend Reinvestment Plan."

Listing...............  The Common Shares have been approved for listing on the New York Stock Exchange, subject to notice of issuance. See "Description of Shares--Common Shares." The trading or "ticker" symbol of the
                         Common Shares is expected to be "   ."

Custodian.............  The Chase Manhattan Bank will serve as custodian of the Fund's assets. See "Custodian and Transfer
                         Agent."

Market Price of         Shares of closed-end investment companies frequently
Shares................   trade at prices lower than net asset value. Shares
                         of closed-end investment companies like the Fund that invest predominantly in investment grade municipal bonds have during some periods traded at prices higher than net asset value and during other periods have traded at prices lower than net asset value. The Fund cannot assure you that Common
                         Shares will trade at a price higher than net asset value in the future. Net asset value will be reduced immediately following the offering by the sales load and the amount of organization and offering expenses paid by the Fund. See "Use of Proceeds." In addition to net asset value, market price may be affected by such factors as dividend levels (which are in turn affected by expenses), call protection, dividend stability, portfolio credit quality and liquidity and market supply and demand. See "MuniPreferred Shares and Leverage,"
                         "Risks," "Description of Shares," "Repurchase of
                         Fund Shares; Conversion to Open-End Fund" and the
                         Statement of Additional Information under
                         "Repurchase of Fund Shares; Conversion to Open-End
                         Fund." The Common Shares are designed primarily for long-term investors, and you should not view the Fund as a vehicle for trading purposes.

Special Risk
Considerations........
                        No Operating History. The Fund is a newly organized
                         closed-end investment company with no history of operations.

                        Interest Rate Risk.  When market interest rates
                         fall, bond prices rise, and vice versa. Interest rate risk is the risk that the municipal bonds in the Fund's portfolio will decline in value because of increases in market interest rates. The prices of longer-term bonds fluctuate more than prices of shorter-term bonds as interest rates change. Because the Fund will invest primarily in long-term bonds, the Common Share net asset value and market price per share will fluctuate more in response to changes in market interest rates than if the Fund invested primarily in shorter-term bonds. The Fund's use of leverage, as described below, will tend to increase Common Share interest rate risk.

                        Credit Risk. Credit risk is the risk that one or more
                         municipal bonds in the Fund's portfolio will decline in price, or fail to pay interest or principal when due, because the issuer of the bond experiences a decline in its financial status.

                        Concentration in New York Issuers. The Fund's policy
                         of investing primarily in municipal obligations of issuers located in New York makes the Fund more susceptible to adverse economic, political or regulatory occurrences affecting such issuers.

                        Leverage Risk. The use of leverage through the
                         issuance of MuniPreferred Shares creates an opportunity for increased Common Share net income, but also creates special risks for Common Shareholders. There is no assurance that the Fund's leveraging strategy will be successful. It is anticipated that MuniPreferred dividends will be based on shorter-term municipal bond rates of return (which would be redetermined periodically, pursuant to an auction process), and that the Fund will invest the proceeds of the MuniPreferred Shares offering in long-term, typically fixed rate, municipal bonds. So long as the Fund's municipal bond portfolio provides a higher rate of return (net of Fund expenses) than the MuniPreferred dividend rate, as reset periodically, the leverage will cause Common Shareholders to receive a higher current rate of return than if the Fund were not leveraged. If, however, long and/or short-term rates rise, the MuniPreferred dividend rate could exceed the rate of return on long-term bonds held by the Fund that were acquired during periods of generally lower interest rates, reducing return to Common Shareholders. Leverage creates two major types of risks for Common
                         Shareholders:

                            . the likelihood of greater volatility of net asset value and market price of Common Shares, because changes in the value of the Fund's bond portfolio (including bonds bought with the proceeds of the MuniPreferred Shares offering) are borne entirely by the Common Shareholders; and

                            . the possibility either that Common Share income will fall if the MuniPreferred dividend rate rises, or that Common Share income will fluctuate because the MuniPreferred dividend rate varies.

                        Municipal Bond Market Risk. The amount of public
                         information available about the municipal bonds in the Fund's portfolio is generally less than that for corporate equities or bonds, and the investment performance of the Fund may therefore be more dependent on the analytical abilities of Nuveen Advisory than would be a stock fund or taxable bond fund. The secondary market for municipal bonds also tends to be less well-developed or liquid than many other securities markets, which may adversely affect the Fund's ability to sell its bonds at attractive prices.

                        Portfolio Insurance. The Fund may be subject to
                         certain restrictions on investments imposed by guidelines of the insurance companies issuing portfolio insurance. The Fund does not expect these guidelines to prevent Nuveen Advisory from managing the Fund's portfolio in accordance with the Fund's investment objective and policies.

                        Anti-takeover Provisions. The Agreement and
                         Declaration of Trust includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. The provisions of the Declaration described above could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over the then current market price of the Common Shares.

                           SUMMARY OF FUND EXPENSES

   The following table assumes the issuance of MuniPreferred Shares in an amount equal to 35% of the Fund's capital (after their issuance), and shows Fund expenses both as a percentage of net assets attributable to Common Shares and as a percentage of total net assets.

                                                                Percentage of
                                                               Total Net Assets
                                                               ----------------
   Shareholder Transaction Expenses
     Sales Load Paid by You (as a
      percentage of offering price).......                           4.50%
     Dividend Reinvestment Plan Fees......                           None*

                                            Percentage of Net
                                           Assets Attributable  Percentage of
                                            to Common Shares   Total Net Assets
                                           ------------------- ----------------
   Annual Expenses
     Management Fees......................        1.00%               .65%
     Fee and Expense Reimbursement (Years
      1-5)................................        (.46%)**           (.30%)**
                                                  ----               ----
   Net Management Fees....................         .54%**             .35%**
   Other Expenses.........................         .31%               .20%
                                                  ----               ----
   Total Net Annual Expenses..............         .85%**             .55%**
                                                  ----               ----

--------
*You will be charged a $2.50 service charge and pay brokerage charges if you direct the Plan Agent to sell your Common Shares held in a dividend reinvestment account.

** Nuveen Advisory has agreed to reimburse the Fund for fees and expenses in the amount of .30% of average daily total net assets for the first 5 years of the Fund's operations, .25% of average daily total net assets in year 6, .20% in year 7, .15% in year 8, .10% in year 9 and .05% in year 10. Without the reimbursement, "Total Net Annual Expenses" would be estimated to be .85% of average daily total net assets and 1.31% of average daily total net assets attributable to Common Shares. Nuveen has agreed to pay (i) all organizational expenses and (ii) offering costs (other than sales load) that exceed $0.02 per Common Share (.13% of offering price).

   The purpose of the table above is to help you understand all fees and expenses that you, as a Common Shareholder, would bear directly or indirectly. The expenses shown in the table are based on estimated amounts for the Fund's
first year of operations and assume that the Fund issues           Common
Shares. See "Management of the Fund" and "Dividend Reinvestment Plan."

   The following example illustrates the expenses (including the sales load of $45) that you would pay on a $1,000 investment in Common Shares, assuming (1) total net annual expenses of .85% of net assets attributable to Common Shares and .55% of total net assets in years 1 through 5, increasing to 1.23% and
 .80%, respectively, in year 10 and (2) a 5% annual return:(/1/)

     Expenses Based on Percentage of       1 Year 3 Years 5 Years 10 Years(/2/)
     -------------------------------       ------ ------- ------- -------------
     Net Assets Attributable to Common
      Shares..............................  $53     $71     $90       $160
     Total Net Assets.....................  $50     $62     $74       $121

--------
(1) The example should not be considered a representation of future expenses. The example assumes that the estimated Other Expenses set forth in the Annual Expenses table are accurate, that fees and expenses increase as described in note 2 below and that all dividends and distributions are reinvested at net asset value. Actual expenses may be greater or less than those assumed. Moreover, the Fund's actual rate of return may be greater or less than the hypothetical 5% return shown in the example.
(2) Assumes reimbursement of fees and expenses of .25% of average daily total net assets in year 6, .20% in year 7, .15% in year 8, .10% in year 9 and .05% in year 10. Nuveen Advisory has not agreed to reimburse the Fund for any portion of its fees and expenses beyond September 30, 2009.

                                   THE FUND

   The Fund is a recently organized, closed-end, diversified management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund was organized as a Massachusetts business trust on July 12, 1999, pursuant to an Agreement and Declaration of Trust governed by the laws of the Commonwealth of Massachusetts (the "Declaration"). As a newly organized entity, the Fund has no operating history. The Fund's principal office is located at 333 West Wacker Drive, Chicago, Illinois 60606, and its telephone number is (800) 257-8787. The Fund is designed to provide tax benefits to investors who are residents of Florida.

                                USE OF PROCEEDS

   The net proceeds of the offering of Common Shares will be approximately
$            ($            if the Underwriters exercise the over-allotment
option in full) after payment of the estimated organization and offering costs. Nuveen has agreed to pay (i) all organizational expenses and (ii) offering costs (other than sales load) that exceed $0.02 per Common Share. The Fund will invest the net proceeds of the offering in accordance with the Fund's investment objectives and policies as stated below. It is presently anticipated that the Fund will be able to invest substantially all of the net proceeds in municipal bonds that meet those investment objectives and policies within three months after the completion of the offering. Pending such investment, it is anticipated that the proceeds will be invested in short-term, tax-exempt securities.

                            THE FUND'S INVESTMENTS

Investment Objectives and Policies

   The Fund's investment objectives are:

  . to provide current income exempt from regular federal, New York State and New York City income tax; and

  . to enhance portfolio value relative to the municipal bond market by investing in tax-exempt municipal bonds that Nuveen Advisory believes are underrated or undervalued or that represent municipal market sectors that are undervalued.

   Underrated municipal bonds are those whose ratings do not, in Nuveen Advisory's opinion, reflect their true creditworthiness. Undervalued municipal bonds are bonds that, in Nuveen Advisory's opinion, are worth more than the value assigned to them in the marketplace. Nuveen Advisory may at times believe that bonds associated with a particular municipal market sector (for example, electric utilities), or issued by a particular municipal issuer, are undervalued. Nuveen Advisory may purchase such a bond for the Fund's portfolio because it represents a market sector or issuer that Nuveen Advisory considers undervalued, even if the value of the particular bond appears to be consistent with the value of similar bonds. Municipal bonds of particular types (e.g., hospital bonds, industrial revenue bonds or bonds issued by a particular municipal issuer) may be undervalued because there is a temporary excess of supply in that market sector, or because of a general decline in the market price of municipal bonds of the market sector for reasons that do not apply to the particular municipal bonds that are considered undervalued. The Fund's investment in underrated or undervalued municipal bonds will be based on Nuveen Advisory's belief that their yield is higher than that available on bonds bearing equivalent levels of interest rate risk, credit risk and other forms of risk, and that their prices will ultimately rise (relative to the market) to reflect their true value. The Fund attempts to increase its portfolio value relative to the municipal bond market by prudent selection of municipal bonds regardless of the direction the market may move. Any capital appreciation realized by the Fund will generally result in the distribution of taxable capital gains to Common Shareholders.

   The Fund will invest substantially all of its net assets in a diversified portfolio of federal, New York State and New York City tax-exempt municipal bonds that are either covered by insurance guaranteeing the timely payment of principal and interest thereon, or are backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities to ensure timely payment of principal and interest. Under normal market conditions, the Fund expects to be fully invested (at least 95% of its assets) in such tax-exempt municipal bonds. Uninsured municipal bonds backed by an escrow or trust account will not constitute more than 20% of the Fund's net assets. The Fund may also invest in securities of other open- or closed-end investment companies that invest primarily in municipal bonds of the types in which the Fund may invest directly. See "--Other Investment Companies" and "-- Initial Portfolio Composition."

   Each insured municipal bond that the Fund holds will either be (1) covered by an insurance policy applicable to a specific security, whether obtained by the issuer of the security or a third party at the time of original issuance, or by the Fund or third party after the original issuance, or (2) covered by portfolio insurance through a master municipal insurance policy the Fund has purchased. The Fund will only buy portfolio insurance from insurers whose claims-paying ability Moody's Investor Service, Inc. ("Moody's") rates as "Aaa" or Standard & Poor's Corporation ("S&P") rates "AAA."

   The Fund may also invest in uninsured municipal bonds that are backed by an escrow or trust account containing securities issued or guaranteed by the U.S. Government or U.S. Government agencies and backed by the full faith and credit of the United States, in an amount that is sufficient to ensure the payment of interest and principal. The Fund may buy uninsured municipal bonds that have been (1) advance refunded, where the proceeds of the refunding have been used to buy U.S. Government or U.S. Government agency securities that are placed in escrow and whose interest and principal payments are sufficient to cover the remaining scheduled debt service on that municipal bond; or (2) issued under state or local housing finance programs that use the issuance proceeds to fund mortgages that are then exchanged for U.S. Government or U.S. Government agency securities and deposited with a trustee as security for those municipal bonds. Both types of municipal bonds are normally regarded as having the credit characteristics of the underlying U.S. Government or U.S. Government agency securities.

   Upon Nuveen Advisory's recommendation, during temporary defensive periods and in order to keep the Fund's cash fully invested, including the period during which the net proceeds of the offering are being invested, the Fund may invest up to 100% of its net assets in short-term investments including high quality, short-term securities that may be either tax-exempt or taxable. The Fund intends to invest in taxable short-term investments only in the event that suitable tax-exempt short-term investments are not available at reasonable prices and yields. Investment in taxable short-term investments would result in a portion of your dividends being subject to regular federal, New York State and New York City income taxes. For more information, see the Statement of Additional Information.

   Except to the extent that the Fund buys temporary investments, as described herein, the Fund will, as a fundamental policy, invest substantially all of its assets in municipal bonds that are exempt from regular federal, New York State and New York City income tax and that are either covered by insurance guaranteeing the timely payment of principal and interest on the bonds, or are backed by an escrow or trust account containing U.S. Government or U.S. Government agency securities to ensure timely payment of principal and interest. Uninsured municipal bonds backed by an escrow or trust account will not constitute more than 20% of the Fund's net assets. The Fund cannot change these policies or investment objectives without the approval of the holders of a "majority of the outstanding" Common Shares and MuniPreferred Shares voting together as a single class, and of the holders of a "majority of the outstanding" MuniPreferred Shares voting as a separate class. A "majority of the outstanding" means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or
(ii) more than 50% of the shares, whichever is less. See "Description of Shares--MuniPreferred Shares--Voting Rights" and the Statement of Additional Information under "Description of Shares-MuniPreferred Shares-Voting Rights" for additional information with respect to the voting rights of holders of MuniPreferred Shares.

   If you are, or as a result of investment in the Fund would become, subject to the federal alternative minimum tax, the Fund may not be a suitable investment for you because the Fund expects that a substantial portion of its investments will pay interest that is taxable under the federal alternative minimum tax. Special rules apply to corporate holders. In addition, capital gains distributions will be subject to capital gains taxes. See "Tax Matters."

Municipal Bonds

   Municipal bonds are either general obligation or revenue bonds and typically are issued to finance public projects (such as roads or public buildings), to pay general operating expenses, or to refinance outstanding debt. Municipal bonds may also be issued for private activities, such as housing, medical and educational facility construction, or for privately owned industrial development and pollution control projects. General obligation bonds are backed by the full faith and credit, or taxing authority, of the issuer and may be repaid from any revenue source; revenue bonds may be repaid only from the revenues of a specific facility or source. The Fund also may purchase municipal bonds that represent lease obligations. These carry special risks because the issuer of the bonds may not be obligated to appropriate money annually to make payments under the lease. In order to reduce this risk, the Fund will only purchase municipal bonds representing lease obligations where Nuveen Advisory believes the issuer has a strong incentive to continue making appropriations until maturity.

   The municipal bonds in which the Fund will invest are generally issued by the State of New York, a city in New York, or a political subdivision of such State or City, and pay interest that, in the opinion of bond counsel to the issuer (or on the basis of other authority believed by Nuveen Advisory to be reliable), is exempt from regular federal, New York State and New York City income tax, although the interest may be subject to the federal alternative minimum tax. The Fund may also invest in municipal bonds issued by United States territories (such as Puerto Rico or Guam) that are exempt from regular federal, New York State and New York City income tax.

   The yields on municipal bonds depend on a variety of factors, including prevailing interest rates and the condition of the general money market and the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The market value of municipal bonds will vary with changes in interest rate levels and as a result of changing evaluations of the ability of their issuers to meet interest and principal payments.

   The Fund will primarily invest in municipal bonds with long-term maturities in order to maintain a weighted average maturity of 15-30 years, but the weighted average maturity of obligations held by the Fund may be shortened, depending on market conditions.

Municipal Bond Insurance

   Each insured municipal bond the Fund acquires will be covered by a specific insurance policy (either original issue insurance or secondary market insurance) or portfolio insurance. The Fund may emphasize investments in municipal bonds insured under specific insurance policies. The Fund may obtain portfolio insurance from the insurers described in Appendix C to the Statement of Additional Information. The Fund will only obtain portfolio insurance issued by insurers whose claims-paying ability Moody's rates "Aaa" or S&P rates "AAA." There is no limit on the percentage of the Fund's assets that may be invested in municipal bonds insured by any one insurer.

   Municipal bonds covered by a specific insurance policy, rather than by portfolio insurance, will be rated "Aaa" by Moody's or "AAA" by S&P, because of the rating of the insurer's claims-paying ability. Municipal bonds covered by portfolio insurance, however, will be rated based primarily on the credit characteristics of the issuer, without regard to the portfolio insurance, and generally will be rated below "Aaa" or "AAA." While the Fund holds a municipal bond covered by portfolio insurance, it will, effectively, be of the same credit quality as a municipal bond covered by a specific insurance policy.

   The Fund's policy of buying municipal bonds insured by insurers whose claims-paying ability is rated "Aaa" or "AAA" applies only when the Fund buys the municipal bond. If either rating agency downgrades an insurer's claims-paying ability, the Fund is not required to sell bonds covered by that insurer's policies. If a rating agency downgrades its rating of an insurer, it likely would downgrade its rating of a municipal bond covered by that insurer's original issuance insurance or secondary market insurance. Municipal bonds in the Fund's portfolio covered by that insurer's portfolio insurance also would be downgraded. Moody's and S&P continually assess the claims-paying ability of insurers and the creditworthiness of municipal bond issuers, and the Fund cannot guarantee that Moody's and S&P will not downgrade their ratings. The value of municipal bonds covered by portfolio insurance that are in default or in significant risk of default will be determined by separately establishing a value for the municipal bond and a value for the portfolio insurance.

   Original Issue Insurance. The issuer of municipal bonds or a third party buys original issue insurance for a particular issue of municipal bonds at the time the municipal bonds are issued. Under this insurance, the insurer unconditionally guarantees to the holder of the municipal bond the timely payment of principal and interest when and as these payments become due if the issuer does not pay them. However, if the due date of the principal is accelerated because of mandatory or optional redemption (other than acceleration because of a mandatory sinking fund payment), default or otherwise, the payments guaranteed may be made in the amounts and at the times as principal payments would have been due had there not been any acceleration. The insurer is responsible for these payments less any amounts the holders receive from any trustee for the municipal bonds issuer or from any other source. Original issue insurance does not guarantee the payment of any redemption premium (except for certain premium payments for certain small issue industrial development and pollution control municipal bonds), the value of the Fund's shares or the market value of municipal bonds, or payments of any tender purchase price upon the tender of the municipal bonds. Original issue insurance also does not insure against nonpayment of principal or interest on municipal bonds resulting from the insolvency, negligence or any other act or omission of the trustee or other paying agent for these bonds.

   Original issue insurance remains in effect as long as the municipal bonds it covers remain outstanding and the insurer remains in business, regardless of whether the Fund ultimately disposes of these municipal bonds. Consequently, original issue insurance may be considered to represent an element of market value of the municipal bonds so insured, but the exact effect, if any, of this insurance on the market value cannot be estimated.

   Secondary Market Insurance. After a municipal bond is issued, the Fund or a third party may purchase insurance on that security. Secondary market insurance generally provides the same type of coverage as original issue insurance and, as with original issue insurance, secondary market insurance remains in effect as long as the municipal bonds it covers remain outstanding and the insurer remains in business, regardless of whether the Fund ultimately disposes of these municipal bonds.

   One of the purposes of acquiring secondary market insurance for a particular municipal bond is to enable the Fund to enhance the value of the security. The Fund, for example, might seek to buy a particular municipal bond and obtain secondary market insurance for it if, in Nuveen Advisory's opinion, the market value of the security, as insured, would exceed the current value of the security without insurance plus the cost of the secondary market insurance. Similarly, if the Fund owns but wishes to sell a municipal bond that is then covered by portfolio insurance, the Fund might seek to obtain secondary market insurance for it if, in Nuveen Advisory's opinion, the net proceeds of the Fund's sale of the security, as insured, would exceed the current value of the security plus the cost of the secondary market insurance. In determining whether to insure municipal bonds the Fund owns, an insurer will apply its own standards, which correspond generally to the standards it has established for determining the insurability of new issues of municipal bonds. See "Original Issue Insurance" above.

   Portfolio Insurance. The Fund may also purchase policies of portfolio insurance, each of which would guarantee the payment of principal and interest on specified eligible municipal bonds the Fund has bought. Except as described below, portfolio insurance generally provides the same type of coverage as original issue insurance or secondary market insurance. Municipal bonds insured under one portfolio insurance policy would generally not be insured under any other policy the Fund buys. A municipal bond is eligible for coverage under a policy if it meets certain requirements of the insurer. If a municipal bond is already covered by original issue insurance or secondary market insurance, then the security is not required to be additionally insured under any portfolio insurance policy that the Fund may buy.

   Each portfolio insurance policy will terminate for any municipal bond that has been redeemed or that the Fund has sold, on the date of redemption or the settlement date of sale, and an insurer will not have any liability thereafter under a policy for any municipal bond, except that if the redemption date or settlement date occurs after a record date and before the related payment date for any municipal bond, the policy will terminate for that municipal bond on the business day immediately following the payment date.

   One or more portfolio insurance policies may provide the Fund, under an irrevocable commitment of the insurer, with the option to exercise the right to obtain permanent insurance for a municipal bond that the Fund will sell. The Fund would exercise the right to obtain permanent insurance upon payment of a single, predetermined insurance premium payable from the sale proceeds of the municipal bond. The Fund expects to exercise the right to obtain permanent insurance for a municipal bond only if, in Nuveen Advisory's opinion, upon the exercise the net proceeds from the sale of the municipal bond, as insured, would exceed the proceeds from the sale of the security without insurance.

   The permanent insurance premium for each municipal bond is determined based upon the insurability of each security as of the date of the Fund originally bought the security. This premium will not be increased or decreased for any change in the security's creditworthiness, unless the security is in default as to payment of principal or interest, or both. If this happens, the permanent insurance premium will be subject to an increase predetermined at the date of the Fund's purchase.

   The Fund generally intends to retain any insured bonds covered by portfolio insurance that are in default or in significant risk of default and to place a value on the insurance, which ordinarily will be the difference between the market value of the defaulted bond and the market value of similar bonds of minimum investment grade (that is, rated "Baa" or "BBB") that are not in default. In certain circumstances, however, Nuveen Advisory may determine that an alternative value for the insurance, such as the difference between the market value of the defaulted bond and either its par value or the market value of similar bonds that are not in default or in significant risk of default, is more appropriate. To the extent that the Fund holds defaulted municipal bonds, it may be limited in its ability to manage its investment portfolio and to purchase other bonds. Except as described above for bonds covered by portfolio insurance that are in default or subject to significant risk of default, the Fund will not place any value on the insurance in valuing the municipal bonds it holds.

   Because each portfolio insurance policy will terminate for a particular covered bond on the date the Fund sells that bond, the insurer will be liable only for those payments of principal and interest that are then due and owing (unless the Fund obtains permanent insurance). Portfolio insurance will not enhance the marketability of the Fund's bonds, whether or not the bonds are in default or in significant risk of default. On the other hand, because original issue insurance and secondary market insurance will remain in effect as long as the municipal bonds they cover are outstanding, these insurance policies may enhance the marketability of these bonds even when they are in default or in significant risk of default, but the exact effect, if any, on marketability, cannot be estimated. Accordingly, the Fund may determine to retain or, alternatively, to sell municipal bonds covered by original issue insurance or secondary market insurance that are in default or in significant risk of default.

   The Fund generally pays the premiums for a portfolio insurance policy monthly, and premiums are adjusted for purchases and sales of municipal bonds covered by the policy during the month. The yield on the Fund's portfolio is reduced to the extent of the insurance premiums the Fund pays which, in turn, will depend upon the characteristics of the covered municipal bonds. If the Fund were to buy secondary market insurance for any municipal bond then covered by a portfolio insurance policy, the coverage and the obligation to pay monthly premiums under the portfolio policy would cease.

When-Issued and Delayed Delivery Transactions

   The Fund may buy and sell municipal bonds on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date. This type of transaction may involve an element of risk because no interest accrues on the bonds prior to settlement and, since bonds are subject to market fluctuations, the value of the bonds at time of delivery may be less (or more) than cost. A separate account of the Fund will be established with its custodian consisting of cash, cash equivalents, or liquid securities having a market value at all times at least equal to the amount of the commitment. A when-issued municipal bond will be covered under a portfolio insurance policy upon the security's settlement date. See "The Fund's Investments--Municipal Bond Insurance."

Other Investment Companies

   The Fund may invest up to 10% of its net assets in securities of other open- or closed-end investment companies that invest primarily in municipal bonds of the types in which the Fund may invest directly. The Fund generally expects to invest in other investment companies either during periods when it has large amounts of uninvested cash, such as the period shortly after the Fund receives the proceeds of the offering of its Common Shares or MuniPreferred Shares, or during periods when there is a shortage of attractive, high-yielding municipal bonds available in the market. As a stockholder in an investment company, the Fund will bear its ratable share of that investment company's expenses, and would remain subject to payment of the Fund's management, advisory and administrative fees with respect to assets so invested. Common Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. Nuveen Advisory will take expenses into account when evaluating the investment merits of an investment in the investment company relative to available municipal bond investments. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described herein. As described in the Prospectus in the section entitled "Risks", the net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares.

                       MUNIPREFERRED SHARES AND LEVERAGE

   Approximately one to three months after the completion of the offering of the Common Shares (subject to market conditions), the Fund intends to offer MuniPreferred Shares representing approximately 35% of the Fund's capital immediately after the issuance of the MuniPreferred Shares. The MuniPreferred Shares have complete priority upon distribution of assets over the Common Shares. The issuance of MuniPreferred Shares will leverage the Common Shares. Leverage involves special risks. There is no assurance that the Fund's leveraging strategy will be successful. Although the timing and other terms of the offering and the terms of the MuniPreferred Shares will be determined by the Fund's Board of Trustees, the Fund expects to invest the proceeds of the MuniPreferred Shares offering in long-term municipal bonds. The MuniPreferred Shares will pay dividends based on shorter-term rates (which would be redetermined periodically by an auction process). So long as the Fund's portfolio is invested in securities that provide a higher rate of return than the dividend rate of the MuniPreferred Shares (after taking expenses into consideration), the leverage will cause you to receive a higher current rate of return than if the Fund were not leveraged.

   Changes in the value of the Fund's bond portfolio (including bonds bought with the proceeds of the MuniPreferred Shares offering) will be borne entirely by the Common Shareholders. If there is a net decrease (or increase) in the value of the Fund's investment portfolio, the leverage will decrease (or increase) the net asset value per Common Share to a greater extent than if the Fund were not leveraged. During periods in which the Fund is using leverage, the fees paid to Nuveen Advisory for advisory services will be higher than if the Fund did not use leverage because the fees paid will be calculated on the basis of the Fund's total net assets, including the proceeds from the issuance of MuniPreferred Shares.

   For tax purposes, the Fund is currently required to allocate net capital gains and other taxable income, if any, between the Common Shares and MuniPreferred Shares in proportion to total distributions paid to each class for the year in which the net capital gains or other taxable income is realized. If net capital gains or other taxable income is allocated to MuniPreferred Shares (instead of solely tax-exempt income), the Fund will likely have to pay higher total dividends to MuniPreferred Shareholders or make special payments to MuniPreferred Shareholders to compensate them for the increased tax liability. This would reduce the total amount of dividends paid to the Common

Shareholders, but would increase the portion of the dividend that is tax-exempt. On an after-tax basis, Common Shareholders may still be better off than if they had been allocated all of the Fund's net capital gains or other taxable income (resulting in a higher amount of total dividends), but received a lower amount of tax-exempt income. If the increase in dividend payments or the special payments to MuniPreferred Shareholders are not entirely offset by a reduction in the tax liability of, and an increase in the tax-exempt dividends received by, the Common Shareholders, the advantage of the Fund's leveraged structure to Common Shareholders will be reduced.

   Under the Investment Company Act of 1940, as amended (the "Investment Company Act" or the "1940 Act"), the Fund is not permitted to issue preferred shares unless immediately after such issuance the value of the Fund's total net assets is at least 200% of the liquidation value of the outstanding preferred shares (i.e., such liquidation value may not exceed 50% of the Fund's total net assets). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the value of the Fund's total net assets is at least 200% of such liquidation value. If MuniPreferred Shares are issued, the Fund intends, to the extent possible, to purchase or redeem MuniPreferred Shares from time to time to the extent necessary in order to maintain coverage of any MuniPreferred Shares of at least 200%. If the Fund has MuniPreferred Shares outstanding, two of the Fund's trustees will be elected by the holders of MuniPreferred Shares, voting separately as a class. The remaining trustees of the Fund will be elected by holders of Common Shares and MuniPreferred Shares voting together as a single class. In the event the Fund failed to pay dividends on MuniPreferred Shares for two years, MuniPreferred Shareholders would be entitled to elect a majority of the trustees of the Fund.

   The Fund may be subject to certain restrictions imposed by guidelines of one or more rating agencies which may issue ratings for MuniPreferred Shares issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the Investment Company Act. It is not anticipated that these covenants or guidelines will impede Nuveen Advisory from managing the Fund's portfolio in accordance with the Fund's investment objectives and policies.

   The Fund may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities.

   Assuming that the MuniPreferred Shares will represent approximately 35% of the Fund's capital and pay dividends at an annual average rate of 2.70%, the income generated by the Fund's portfolio (net of estimated expenses) must exceed .945% in order to cover such dividend payments and other expenses specifically related to the MuniPreferred Shares. Of course, these numbers are merely estimates, used for illustration. Actual MuniPreferred Share dividend rates will vary frequently and may be significantly higher or lower than the rate estimated above.

   The following table is furnished in response to requirements of the Securities and Exchange Commission. It is designed to illustrate the effect of leverage on Common Share total return, assuming investment portfolio total returns (comprised of income and changes in the value of bonds held in the Fund's portfolio) of -10%, -5%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns expected to be experienced by the Fund. The table further reflects the issuance of MuniPreferred Shares representing 35% of the Fund's total capital, a 4.80% yield on the Fund's investment portfolio, net of expenses, and the Fund's currently projected annual MuniPreferred Share dividend rate of 2.70%. See "Risks" and "MuniPreferred Shares and Leverage."

   Components of Portfolio Return
     Net Income..........................   4.80 %   4.80 %  4.80 % 4.80%  4.80%
     Capital (Loss) or Gain.............. (14.80)%  (9.80)% (4.80)% 0.20%  5.20%
   Assumed Portfolio Total Return........ (10.00)%  (5.00)% (0.00)% 5.00% 10.00%
     Common Share Dividends..............   5.93 %   5.93 %  5.93 % 5.93%  5.93%
     Common Share Capital Gain/(Loss).... (22.77)% (15.08)% (7.38)% 0.31%  8.00%
   Common Share Total Return............. (16.84)%  (9.15)% (1.45)% 6.24% 13.93%

   Common Share total return is composed of two elements--the Common Share dividends paid by the Fund (the amount of which is largely determined by the net investment income of the Fund after paying dividends on MuniPreferred Shares) and gains or losses on the value of the securities the Fund owns. As required by Securities and Exchange Commission rules, the table assumes that the Fund is more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0%, the Fund must assume that the tax-exempt interest it receives on its municipal bond investments is entirely offset by losses in the value of those bonds.

   Unless and until MuniPreferred Shares are issued, the Common Shares will not be leveraged and this section will not apply.

                                     RISKS

   The net asset value of the Common Shares will fluctuate with and be affected by, among other things, interest rate risk, credit risk, reinvestment risk and leverage risk, and an investment in Common Shares will be subject to market discount risk, inflation risk, municipal bond market risk and "Year 2000" risk, each of which is more fully described below.

   Newly Organized. The Fund is a newly organized, diversified, closed-end management investment company and has no operating history.

   Market Discount Risk. Shares of closed-end management investment companies frequently trade at a discount from their net asset value.

   Interest Rate Risk. Interest rate risk is the risk that bonds (and the Fund's net assets) will decline in value because of changes in interest rates. Generally, municipal bonds will decrease in value when interest rates rise and increase in value when interest rates decline. This means that the net asset value of the Common Shares will fluctuate with interest rate changes and the corresponding changes in the value of the Fund's municipal bond holdings. The value of the longer-term bonds in which the Fund generally invests fluctuate more in response to changes in interest rates than does the value of shorter-term bonds. Because the Fund will invest primarily in long-term bonds, the Common Share net asset value and market price per share will fluctuate more in response to changes in market interest rates than if the Fund invested primarily in shorter-term bonds. The Fund's use of leverage, as described below, will tend to increase Common Share interest rate risk.

   Credit Risk. Credit risk is the risk that an issuer of a municipal bond will become unable to meet its obligation to make interest and principal payments. In general, lower rated municipal bonds carry a greater degree of risk that the issuer will lose its ability to make interest and principal payments, which could have a negative impact to the Fund's net asset value or dividends.

   Concentration Risk. The following information provides only a brief summary of the complex factors affecting the financial situation in the State of New York ("New York" or the "State") and is derived from sources that are generally available to investors and is believed to be accurate. It is based in part on information obtained from various state and local agencies in New York. Additional information regarding the factors affecting the financial situation in New York may be found in the Statement of Additional Information. It should be noted that the creditworthiness of obligations issued by local New York issuers may be unrelated to the creditworthiness of obligations issued by the State, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default. New York State has historically been one of the wealthiest states in the nation. For decades, however, the State's economy has grown more slowly than that of the nation as a whole, gradually eroding the State's relative economic affluence. Statewide, urban centers have experienced significant changes involving migration of the more affluent to the suburbs and an influx of generally less affluent residents. Regionally, the older Northeast cities have suffered because of the relative success that the South and the West have had in attracting people and business. The State has for many years had a very high state and local tax burden relative to other states. The burden of state and local taxation, in combination with the many other causes of regional economic dislocation, has contributed to the decisions of some businesses and individuals to relocate outside, or not locate within, the State.

   The State's economy remains more reliant on the securities industry than is the national economy. As a result, the State remains susceptible to downturns in that industry, which could cause adverse changes in wage and employment levels. 1998 per capita personal income was $31,734 and the 1998 unemployment rate was 5.6%. The State has projected continued moderate economic growth within New York during 1999 and 2000. Personal income is expected to grow by 4.2% in 1999 and 4.0% in 2000. The State ended its 1998-99 fiscal year with a cash surplus of approximately $1.82 billion. The State had an approximate closing balance in the General Fund of $892.2 million; $472.9 million in the Tax Stabilization Reserve Fund; $106.8 million in the Contingency Reserve Fund; and approximately $312.5 million in the Community Projects Fund. Final results for the 1998-99 fiscal year indicate total General Fund spending of $36.49 billion, an increase of 6.23 percent from 1997-98 levels. On February 12, 1999, the State issued a revised cash-basis Financial Plan for the 1999-2000 fiscal year that reflected the Governor's Amendments to this 1999-2000 Executive Budget. The revised Financial Plan projects total General Fund disbursements and transfers to other funds of $37.14 billion in 1999-2000, as well as total receipts and transfers from other funds of $38.81 billion in 1999-2000. As of that date, the State projected a closing General Fund balance of $2.47 billion in 1999-2000. As of May 10, 1999, the State legislature had not yet enacted, nor had the Governor and the legislature reached an agreement on the budget for the 1999-2000 fiscal year commencing on April 1, 1999. However, the State enacted debt service appropriations for State-supported, contingent contractual, and certain other obligations for the entire 1999-2000 fiscal year on March 30, 1999. Legislation extending certain revenue-raising authority on an interim basis and making interim appropriations for State personal service costs, various grants to local governments, and certain other items was submitted by the Governor and enacted by the Legislature through May 23, 1999. The delay in the enactment of the budget may negatively affect certain proposed actions and reduce projected savings.

   On November 17, 1998, more than five months after the start of the City's fiscal year, New York City adopted a 1999 fiscal year (July 1, 1998 to June 30, 1999) budget, which provided for $34.7 billion in spending. For fiscal year 1999 an operating surplus of $2.0 billion is projected. On June 7, 1999, a $35.3 billion budget for fiscal year 2000 (July 1, 1999-June 30, 2000) was adopted by the New York City Council. The budget contains several tax reductions, including a tax relief program for owners of co-ops and condominiums, worth $166 million a year, the elimination of sales tax on clothing and shoes under $110, worth $134 million a year, and an earned income tax credit, worth $48 million a year.

   On May 17, 1999, the New York State Legislature enacted legislation repealing the New York City income tax on New York State residents who work, but do not reside, in New York City. Governor George Pataki has stated that he would sign the legislation. It is estimated that the repeal would reduce revenues to New York City by over $200 million annually. If the effect of the legislation is to invalidate the income tax as it remains applicable to out-of-state residents who work in New York City through subsequent judicial determination that the income tax in its revised form discriminates against out-of-state residents, the reduction in revenues to New York City would then aggregate an estimated $360 million. The Mayor of the City of New York and the Speaker of the City Council have stated that they will commence litigation to challenge the legislation.

   The Governor and the legislature have not agreed upon the level of State aid to the City during the 1999 fiscal year and there can be no assurances that further cuts will not be necessary to close additional budget gaps once a State budget is adopted. If State or federal aid in later years is less than the level projected in the Mayor's proposal, projected savings may be negatively impacted and the Mayor may be required to propose significant additional spending reductions or tax increases to balance the City's budget for the 1999 and later fiscal years. If the State, the State agencies, New York City, other municipalities or school districts were to suffer serious financial difficulties jeopardizing their respective access to the public credit markets, or increasing the risk of a default, the market price of municipal bonds issued by such entities could be adversely affected.

   On March 5, 1997, New York Governor George Pataki signed legislation creating The New York City Transitional Finance Authority, which is authorized to issue up to $7.5 billion in bonds for capital spending by New York City. The City had faced limitations on its borrowing capacity after 1998 under the State's constitution that would have prevented it from borrowing additional funds, as a result of the decrease in real estate values within the City. The first issuance of TFA debt occurred in October 1997. See the Statement of Additional Information for more information about New York.

   Municipal Bond Market Risk. Investing in the municipal bond market involves certain risks. The amount of public information available about the municipal bonds in the Fund's portfolio is generally less than that for corporate equities or bonds, and the investment performance of the Fund may therefore be more dependent on the analytical abilities of Nuveen Advisory than would be a stock fund or taxable bond fund. The secondary market for municipal bonds also tends to be less well-developed or liquid than many other securities markets, which may adversely affect the Fund's ability to sell its bonds at attractive prices.

   Portfolio Insurance. The Fund may be subject to certain restrictions on investments imposed by guidelines of the insurance companies issuing portfolio insurance. The Fund des not expect these guidelines to prevent the Nuveen Advisory from managing the Fund's portfolio in accordance with the Fund's investment objective and policies.

   Reinvestment Risk. Reinvestment risk is the risk that income from the Fund's bond portfolio will decline if and when the Fund invests the proceeds from matured, traded or called bonds at market interest rates that are below the portfolio's current earnings rate. A decline in income could affect the Common Shares' market price or their overall returns.

   Leverage Risk. Leverage risk is the risk associated with the issuance of the MuniPreferred Shares to leverage the Common Shares. There can be no assurance that the Fund's leveraging strategy will be successful. Once the MuniPreferred Shares are issued, the net asset value and market value of Common Shares will be more volatile, and the yield to Common Shareholders will tend to fluctuate with changes in the shorter-term dividend rates on the MuniPreferred Shares. Long-term municipal bond rates of return are typically, although not always, higher than shorter-term municipal bond rates of return. If the dividend rate on the MuniPreferred Shares approaches the net rate of return on the Fund's investment portfolio, the benefit of leverage to Common Shareholders would be reduced. If the dividend rate on the MuniPreferred Shares exceeds the net rate of return on the Fund's portfolio, the leverage will result in a lower rate of return to Common Shareholders than if the Fund were not leveraged. Because the long-term bonds included in the Fund's portfolio will typically pay fixed rates of interest while the dividend rate on the MuniPreferred Shares will be adjusted periodically, this could occur even when both long-term and short-term municipal rates rise. In addition, the Fund will pay (and Common Shareholders will bear) any costs and expenses relating to the issuance and ongoing maintenance of the MuniPreferred Shares. Accordingly, the Fund cannot assure you that the issuance of MuniPreferred Shares will result in a higher yield or return to Common Shareholders.

   Similarly, any decline in the net asset value of the Fund's investments will be borne entirely by Common Shareholders. Therefore, if the market value of the Fund's portfolio declines, the leverage will result in a greater decrease in net asset value to Common Shareholders than if the Fund were not leveraged. Such greater net asset value decrease will also tend to cause a greater decline in the market price for the Common Shares. The Fund might be in danger of failing to maintain the required 200% asset coverage or of losing its expected AAA/aaa ratings on the MuniPreferred Shares or, in an extreme case, the Fund's current investment income might not be sufficient to meet the dividend requirements on the MuniPreferred Shares. In order to counteract such an event, the Fund might need to liquidate investments in order to fund a redemption of some or all of the MuniPreferred Shares. Liquidation at times of low municipal bond prices may result in capital loss and may reduce returns to Common Shareholders.

   While the Fund may from time to time consider reducing leverage in response to actual or anticipated changes in interest rates in an effort to mitigate the increased volatility of current income and net asset value associated with leverage, there can be no assurance that the Fund will actually reduce leverage in the future or that any reduction, if undertaken, will benefit the Common Shareholders. Changes in the future direction of interest rates are very difficult to predict accurately. If the Fund were to reduce leverage based on a prediction about future changes to interest rates, and that prediction turned out to be incorrect, the reduction in leverage would likely operate to reduce the income and/or total returns to Common Shareholders relative to the circumstance where the Fund had not reduced leverage. The Fund may decide that this risk outweighs the likelihood of achieving the desired reduction to volatility in income and share price if the prediction were to turn out to be correct, and determine not to reduce leverage as described above.

   The Fund may invest in the securities of other investment companies. Such securities may also be leveraged and will therefore be subject to the leverage risks described above. Such additional leverage may in certain market conditions serve to reduce the net asset value of the Fund's Common Shares and the returns to Common Shareholders.

   Inflation Risk. Inflation risk is the risk that the value of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and distributions can decline. In addition, during any periods of rising inflation, MuniPreferred Share dividend rates would likely increase, which would tend to further reduce returns to Common Shareholders.

   "Year 2000" Risk. "Year 2000" risk is the risk that the computer systems used by Nuveen Advisory, its service providers and industry wide information and transaction clearinghouses to manage the Fund's investments and process shareholder transactions may not be able to correctly process activity occurring in the Year 2000 because of the way computers historically have stored dates. In addition, Year 2000 issues may affect the ability of municipal issuers to meet their interest and principal payment obligations to their bond holders, and may adversely affect their credit ratings.

   In addition, it is possible that the markets for municipal securities in which the Fund invests may be detrimentally affected by computer failures throughout the financial services industry beginning on or before January 1, 2000. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in revenue collection, distribution and production problems and overall economic uncertainties. Earnings and revenues of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in financial statements. Accordingly, the Fund's investments may be adversely affected. The statements above are subject to the Year 2000 Information and Readiness Disclosure Act, which may limit the legal rights regarding the use of such statements in the case of a dispute.

                           HOW THE FUND MANAGES RISK

Investment Limitations

   The Fund has adopted certain investment limitations designed to limit investment risk and maintain portfolio diversification. These limitations are fundamental and may not be changed without the approval of the holders of a majority of the outstanding Common Shares and MuniPreferred Shares voting together as a single class, and the approval of the holders of a majority of the MuniPreferred Shares voting as a separate class. The Fund may not:

  . Invest more than 25% of total Fund assets in securities of issuers in any one industry; except that this limitation does not apply to municipal bonds backed by the assets and revenues of governments or political subdivisions of governments; and

  . Invest more than 5% of total Fund assets in securities of any one issuer, except that this limitation does not apply to bonds issued by the United States Government, its agencies and instrumentalities or to the investment of 25% of its total assets.

   The Fund may become subject to guidelines which are more limiting than the investment restrictions set forth above in order to obtain and maintain ratings from Moody's or S&P on the MuniPreferred Shares that it intends to issue. The Fund does not anticipate that such guidelines would have a material adverse effect on the Fund's Common Shareholders or the Fund's ability to achieve its investment objectives. See "Investment Objectives" in the Statement of Additional Information for information about these guidelines and additional fundamental and non-fundamental investment policies of the Fund.

Portfolio Insurance

   The Fund seeks to reduce credit risk by buying bonds that are either covered by insurance or backed by an escrow or trust account, each with the purpose of ensuring timely payment of principal and interest. However, the insured municipal bonds remain subject to market risk.

Limited Issuance of MuniPreferred Shares

   Under the 1940 Act, the Fund could issue MuniPreferred Shares having a total liquidation value (original purchase price of the shares being liquidated plus any accrued and unpaid dividends) of up to one-half of the value of the total net assets of the Fund. If the total liquidation value of the MuniPreferred Shares was ever more than one-half of the value of the Fund's total net assets, the Fund would not be able to declare dividends on the Common Shares until the liquidation value, as a percentage of the Fund's assets, was reduced. The Fund intends to issue MuniPreferred Shares representing about 35% of the Fund's total capital immediately after the time of issuance, if the Fund sells all the Common Shares and MuniPreferred Shares discussed in this Prospectus. This higher than required margin of net asset value provides a cushion against later fluctuations in the value of the Fund's portfolio and will subject Common Shareholders to less income and net asset value volatility than if the Fund were more leveraged. The Fund intends to purchase or redeem MuniPreferred Shares, if necessary, to keep the liquidation value of the MuniPreferred Shares below one-half of the value of the Fund's total net assets.

Management of Investment Portfolio and Capital Structure to Limit Leverage
Risk

   The Fund may take certain actions if short-term interest rates increase or market conditions otherwise change (or the Fund anticipates such an increase or change) and the Fund's leverage begins (or is expected) to adversely affect Common Shareholders. In order to attempt to offset such a negative impact of leverage on Common Shareholders, the Fund may shorten the average maturity of its investment portfolio (by investing in short-term, high quality securities) or may extend the maturity of outstanding MuniPreferred Shares. The Fund may also attempt to reduce the leverage by redeeming or otherwise purchasing MuniPreferred Shares. As explained above under "Risks--Leverage Risk", the success of any such attempt to limit leverage risk depends on Nuveen Advisory's ability to accurately predict interest rate or other market changes. Because of the difficulty of making such predictions, the Fund may never attempt to manage its capital structure in the manner described above.

   If market conditions suggest that additional leverage would be beneficial, the Fund may sell previously unissued MuniPreferred Shares or MuniPreferred Shares that the Fund previously issued but later repurchased.

   Currently, the Fund may not invest in inverse floating rate securities, which are securities that pay interest at rates that vary inversely with changes in prevailing short-term tax-exempt interest rates and which represent a leveraged investment in an underlying municipal bond. This restriction is a non-fundamental policy of the Fund that may be changed by vote of the Fund's Board of Trustees.

Hedging Strategies

   The Fund may use various investment strategies designed to limit the risk of bond price fluctuations and to preserve capital. These hedging strategies include using financial futures contracts, options on financial futures or options based on either an index of long-term municipal securities or on taxable debt securities whose prices, in the opinion of Nuveen Advisory, correlate with the prices of the Fund's investments. Successful implementation of most hedging strategies would generate taxable income, and the Fund has no present intention to use these strategies.

Year 2000 Issues

   Nuveen Advisory is working with the Fund's service providers and clearinghouses to adapt their systems to address the Year 2000 issue. Nuveen Advisory and the Fund expect, but there can be no assurance, that the necessary work will be completed on a timely basis. Nuveen Advisory is also requesting information from municipal issuers so that issuers' Year 2000 readiness, if made available, can be taken into account in making investment decisions. However, there can be no assurance that the requested information will be provided to Nuveen Advisory, or that issuers of municipal bonds in the Fund's portfolio will begin or complete the work necessary to address any Year 2000 issues on a timely basis.

                            MANAGEMENT OF THE FUND

Trustees and Officers

   The Board of Trustees is responsible for the management of the Fund, including supervision of the duties performed by Nuveen Advisory. There are seven trustees of the Fund, one of whom is an "interested person" (as defined in the 1940 Act) and six of whom are not "interested persons." The names and business addresses of the trustees and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under "Management of the Fund" in the Statement of Additional Information.

Investment Adviser

   Nuveen Advisory, 333 West Wacker Drive, Chicago, Illinois 60606, serves as the investment adviser to the Fund. In this capacity, Nuveen Advisory is responsible for the selection and on-going monitoring of the municipal bonds in the Fund's investment portfolio, managing the Fund's business affairs and providing certain clerical, bookkeeping and administrative services. Nuveen Advisory serves as investment adviser to investment portfolios with more than $35 billion in assets under management. See the Statement of Additional Information under "Management of the Fund-Investment Adviser."

   Overall investment management strategy and operating policies for the Fund are set by the Investment Management Committee of John Nuveen & Co. Incorporated ("Nuveen"), subject to the ultimate oversight and supervision of the Board of Trustees. The Investment Management Committee is comprised of the several principal executive officers and portfolio managers of Nuveen and Nuveen Advisory. Day to day operations and execution of specific investment strategies is the responsibility of Nuveen Advisory. Nuveen Advisory manages the Fund using a team of analysts and portfolio managers that focus on a
specific group of funds.                    is the portfolio manager of the
Fund and will provide daily oversight for, and execution of, the Fund's investment activities.

   Nuveen Advisory is a wholly-owned subsidiary of Nuveen, 333 West Wacker Drive, Chicago, Illinois 60606. Founded in 1898, Nuveen and its affiliates have over $60 billion of net assets under management or surveillance. Nuveen is a subsidiary of The John Nuveen Company which, in turn, is a majority-owned subsidiary of The St. Paul Companies, Inc., a publicly-traded company which is principally engaged in providing property-liability insurance through subsidiaries.

Investment Management Agreement

   Pursuant to an investment management agreement between Nuveen Advisory and the Fund, the Fund has agreed to pay for the services and facilities provided by Nuveen Advisory an annual management fee, payable on a monthly basis, according to the following schedule:

      Daily Total Net Assets*                                     Management Fee
      -----------------------                                     --------------
      For the first $125 million.................................     .6500%
      For the next $125 million..................................     .6375%
      For the next $250 million..................................     .6250%
      For the next $500 million..................................     .6125%
      For the next $1 billion....................................     .6000%
      For assets over $2 billion.................................     .5750%

--------
*Including net assets attributable to MuniPreferred Shares.

   In addition to the fee of Nuveen Advisory, the Fund pays all other costs and expenses of its operations, including compensation of its trustees (other than those affiliated with Nuveen Advisory), custodian, transfer and dividend disbursing expenses, legal fees, expenses of independent auditors, expenses of repurchasing shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any.

   For the first ten years of the Fund's operation, Nuveen Advisory has agreed to reimburse the Fund for fees and expenses in the amounts, and for the time periods, set forth below:

                      Percentage
                      Reimbursed
                   (as a percentage
    Year Ending    of average daily
   September 30,     net assets)
 ----------------  ----------------
 1999*...........       0.30%
 2000............       0.30%
 2001............       0.30%
 2002............       0.30%
 2003............       0.30%
 2004............       0.30%

                      Percentage
                      Reimbursed
                   (as a percentage
    Year Ending    of average daily
   September 30,     net assets)
 ----------------  ----------------
 2005............       0.25%
 2006............       0.20%
 2007............       0.15%
 2008............       0.10%
 2009............       0.05%

--------
*From the commencement of operations.

   Nuveen Advisory has not agreed to reimburse the Fund for any portion of its fees and expenses beyond September 30, 2009.

                                NET ASSET VALUE

   The Fund's net asset value per share is determined as of the close of trading (normally 4:00 p.m. eastern time) on each day the New York Stock Exchange is open for business. Net asset value is calculated by taking the fair value of the Fund's total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share.

   In determining net asset value, expenses are accrued and applied daily and securities and other assets for which market quotations are available are valued at market value. The prices of municipal bonds are provided by a pricing service and based on the mean between the bid and asked price. When price quotes are not readily available (which is usually the case for municipal bonds), the pricing service establishes a fair market value based on prices of comparable municipal bonds. All valuations are subject to review by the Fund's Board of Trustees or its delegate, Nuveen Advisory.

                                 DISTRIBUTIONS

   Commencing with the first dividend, the Fund intends to make regular monthly cash distributions to Common Shareholders at a rate that reflects the past and projected performance of the Fund. Distributions can only be made from net investment income after paying any accrued dividends to MuniPreferred Shareholders. The Fund's ability to maintain a level dividend rate will depend on a number of factors, including dividends payable on the MuniPreferred Shares. The net income of the Fund consists of all interest income accrued on portfolio assets less all expenses of the Fund. Expenses of the Fund are accrued each day. Over time, all the net investment income of the Fund will be distributed. At least annually, the Fund also intends to distribute net realized capital gains and ordinary taxable income, if any, after paying any accrued dividends or making any liquidation payments to MuniPreferred Shareholders. Initial distributions to Common Shareholders are expected to be declared approximately 45 days, and paid approximately 60 to 90 days, from the completion of this offering, depending on market conditions. Although it does not now intend to do so, the Board of Trustees may change the Fund's dividend policy and the amount or timing of the distributions, based on a number of factors, including the amount of the Fund's undistributed net investment income and historical and projected investment income and the amount of the expenses and dividend rates on the outstanding MuniPreferred Shares.

   To permit the Fund to maintain a more stable monthly distribution, the Fund will initially distribute less than the entire amount of net investment income earned in a particular period. The undistributed net investment income would be available to supplement future distributions. As a result, the distributions paid by the Fund for any particular monthly period may be more or less than the amount of net investment income actually earned by the Fund during the period. Undistributed net investment income will be added to the Fund's net asset value and, correspondingly, distributions from undistributed net investment income will be deducted from the Fund's net asset value.

                          DIVIDEND REINVESTMENT PLAN

   You may elect to have all dividends or capital gains distributions on your Common Shares, or both, automatically reinvested by The Chase Manhattan Bank, as agent for the Common Shareholders (the "Plan Agent"), in additional Common Shares under the Dividend Reinvestment Plan (the "Plan"). You may elect to participate in the Plan by completing the Dividend Reinvestment Plan Application Form. If you do not participate, you will receive all distributions in cash paid by check mailed directly to you by The Chase Manhattan Bank as dividend paying agent.

   If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

     (1) If Common Shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the then current market price; or

     (2) If Common Shares are trading below net asset value at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the dividend payment date. Interest will not be paid on any uninvested cash payments.

   You may withdraw from the Plan at any time by giving written notice to the Plan Agent. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions and a $2.50 service fee.

   The Plan Agent maintains all shareholders' accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all Common Shares you have received under the Plan.

   There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

   Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions.

   The Fund reserves the right to amend or terminate the Plan if change seems desirable to the Board of Trustees. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from The Chase Manhattan Bank, P.O. Box 5186, Bowling Green Station, New York, NY 10275-0672 (regular mail) or 4 New York Plaza, 6th Floor, New York, NY 10004 (for overnight courier), (800) 257-8787.

                             DESCRIPTION OF SHARES

Common Shares

   The Declaration authorizes the issuance of an unlimited number of Common Shares, par value $.01 per share. All Common Shares have equal rights to the payment of dividends and the distribution of assets upon liquidation. Common Shares will, when issued, be fully paid and, subject to matters discussed in "Certain Provisions in the Declaration of Trust," non-assessable, and will have no pre-emptive or conversion rights or rights to cumulative voting. Whenever MuniPreferred Shares are outstanding, Common Shareholders will not be entitled to receive any distributions from the Fund unless all accrued dividends on MuniPreferred Shares have been paid, and unless asset coverage (as defined in the 1940 Act) with respect to MuniPreferred Shares would be at least 200% after giving effect to the distributions. See "MuniPreferred Shares" below.

   The Common Shares have been approved for listing on the New York Stock Exchange, subject to notice of issuance. The Fund intends to hold annual meetings of shareholders so long as the Common Shares are listed on a national securities exchange and such meetings are required as a condition to such listing.

   The Fund's net asset value per share generally increases when interest rates decline, and decreases when interest rates rise, and these changes are likely to be greater because the Fund intends to have a leveraged capital structure. Net asset value will be reduced immediately following the offering by the amount of the sales load and organization and offering expenses paid by the Fund. Nuveen has agreed to pay (i) all organizational expenses and (ii) offering costs (other than sales load) that exceed $0.02 per Common Share. See "Use of Proceeds."

   Unlike open-end funds, closed-end funds like the Fund do not continuously offer shares and do not provide daily redemptions. Rather, if a shareholder determines to buy additional Common Shares or sell shares already held, the shareholder may conveniently do so by trading on the exchange through a broker or otherwise. Shares of closed-end investment companies may frequently trade on an exchange at prices lower than net asset value. Shares of closed-end investment companies like the Fund that invest predominately in investment grade municipal bonds have during some periods traded at prices higher than net asset value and during other periods have traded at prices lower than net asset value. Because the market value of the Common Shares may be influenced by such factors as dividend levels (which are in turn affected by expenses), call protection, dividend stability, portfolio credit quality, net asset value, relative demand for and supply of such shares in the market, general market and economic conditions, and other factors beyond the control of the Fund, the Fund cannot assure you that Common Shares will trade at a price equal to or higher than net asset value in the future. The Common Shares are designed primarily for long-term investors, and investors in the Common Shares should not view the Fund as a vehicle for trading purposes. See "MuniPreferred Shares and Leverage" and the Statement of Additional Information under "Repurchase of Fund Shares; Conversion to Open-End Fund."

MuniPreferred Shares

   The Declaration authorizes the issuance of an unlimited number of MuniPreferred Shares, par value $.01 per share, in one or more classes or series, with rights as determined by the Board of Trustees, by action of the Board of Trustees without the approval of the Common Shareholders.

   The Fund's Board of Trustees has indicated its intention to authorize an offering of MuniPreferred Shares (representing approximately 35% of the Fund's capital immediately after the time the MuniPreferred Shares are issued) approximately one to three months after completion of the offering of Common Shares. Any such decision is subject to market conditions and to the Board's continuing belief that leveraging the Fund's capital structure through the issuance of MuniPreferred Shares is likely to achieve the benefits to the Common Shareholders described in this Prospectus. Although the terms of the MuniPreferred Shares will be determined by the Board of Trustees (subject to applicable law and the Fund's Declaration) if and when it authorizes a MuniPreferred Shares offering, the Board has determined that the MuniPreferred Shares, at least initially, would likely pay cumulative dividends at rates determined over relatively shorter-term periods (such as 7 days), by providing for the periodic redetermination of the dividend rate through an auction or remarketing procedure. The Board of Trustees has indicated that the preference on distribution, liquidation preference, voting rights and redemption provisions of the MuniPreferred Shares will likely be as stated below.

   Limited Issuance of MuniPreferred Shares. Under the 1940 Act, the Fund could issue MuniPreferred Shares with an aggregate liquidation value of up to one-half of the value of the Fund's total net assets, measured immediately after issuance of the MuniPreferred Shares. "Liquidation value" means the original purchase price of the shares being liquidated plus any accrued and unpaid dividends. In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless the liquidation value of the MuniPreferred shares is less than one-half of the value of the Fund's total net assets (determined after deducting the amount of such dividend or distribution) immediately after the distribution. If the Fund sells all the Common Shares and MuniPreferred Shares discussed in this Prospectus, the liquidation value of the MuniPreferred Shares is expected to be approximately 35% of the value of the Fund's total net assets. The Fund intends to purchase or redeem MuniPreferred Shares, if necessary, to keep that fraction below one-half.

   Distribution Preference. The MuniPreferred Shares have complete priority over the Common Shares as to distribution of assets.

   Liquidation Preference. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Fund, holders of MuniPreferred Shares will be entitled to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus accumulated and unpaid dividends thereon, whether or not earned or declared) before any distribution of assets is made to holders of Common Shares.

   Voting Rights. MuniPreferred Shares are required to be voting shares and to have equal voting rights with Common Shares. Except as otherwise indicated in this Prospectus or the Statement of Additional Information and except as otherwise required by applicable law, holders of MuniPreferred Shares will vote together with Common Shareholders as a single class.

   Holders of MuniPreferred Shares, voting as a separate class, will be entitled to elect two of the Fund's trustees. The remaining trustees will be elected by Common Shareholders and holders of MuniPreferred Shares, voting together as a single class. In the unlikely event that two full years of accrued dividends are unpaid on the MuniPreferred Shares, the holders of all outstanding MuniPreferred Shares, voting as a separate class, will be entitled to elect a majority of the Fund's trustees until all dividends in arrears have been paid or declared and set apart for payment. In order for the Fund to take certain actions or enter into certain transactions, a separate class vote of holders of MuniPreferred Shares will be required, in addition to the single class vote of the holders of MuniPreferred Shares and Common Shares. See the Statement of Additional Information under "Description of Shares-- MuniPreferred Shares--Voting Rights."

   Redemption, Purchase and Sale of MuniPreferred Shares. The terms of the MuniPreferred Shares may provide that they are redeemable at certain times, in whole or in part, at the original purchase price per share plus accumulated dividends. The terms may also state that the Fund may tender for or purchase MuniPreferred Shares and resell any shares so tendered. Any redemption or purchase of MuniPreferred Shares by the Fund will reduce the leverage applicable to Common Shares, while any resale of shares by the Fund will increase such leverage. See "MuniPreferred Shares and Leverage."

   The discussion above describes the Board of Trustees' present intention with respect to a possible offering of MuniPreferred Shares. If the Board of Trustees determines to authorize such an offering, the terms of the MuniPreferred Shares may be the same as, or different from, the terms described above, subject to applicable law and the Fund's Declaration.

                CERTAIN PROVISIONS IN THE DECLARATION OF TRUST

   Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration contains an express disclaimer of shareholder liability for debts or obligations of the Fund and requires that notice of such limited liability be given in each agreement, obligation or instrument entered into or executed by the Fund or the trustees. The Declaration further provides for indemnification out of the assets and property of the Fund for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The Fund believes that the likelihood of such circumstances is very remote.

   The Declaration includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status. Specifically, the Declaration requires a vote by holders of at least two-thirds of the Common Shares and MuniPreferred Shares, voting together as a single class, except as described below, to authorize (1) a conversion of the Fund from a closed-end to an open-end investment company,
(2) a merger or consolidation of the Fund, or a series or class of the Fund, with any corporation, association, trust or other organization or a reorganization or recapitalization of the Fund, or a series or class of the Fund, (3) a sale, lease or transfer of all or substantially all of the Fund's assets (other than in the regular course of the Fund's investment activities),
(4) in certain circumstances, a termination of the Fund, or a series or class of the Fund, or (5) a removal of trustees by shareholders, and then only for cause, unless, with respect to (1) through (4), such transaction has already been authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration or the By-laws, in which case the affirmative vote of the holders of at least a majority of the Fund's Common Shares and MuniPreferred Shares outstanding at the time, voting together as a single class, is required, provided, however, that where only a particular class or series is affected (or, in the case of removing a trustee, when the trustee has been elected by only one class), only the required vote by the applicable class or series will be required. None of the foregoing provisions may be amended except by the vote of at least two-thirds of the Common Shares and MuniPreferred Shares, voting together as a single class. In the case of the conversion of the Fund to an open-end investment company, or in the case of any of the foregoing transactions constituting a plan of reorganization which adversely affects the holders of MuniPreferred Shares, the action in question will also require the affirmative vote of the holders of at least two-thirds of the Fund's MuniPreferred Shares outstanding at the time, voting as a separate class, or, if such action has been authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration or the By-laws, the affirmative vote of the holders of at least a majority of the Fund's MuniPreferred Shares outstanding at the time, voting as a separate class. The votes required to approve the conversion of the Fund from a closed-end to an open-end investment company or to approve transactions constituting a plan of reorganization which adversely affects the holders of MuniPreferred Shares are higher than those required by the 1940 Act. The Board of Trustees believes that the provisions of the Declaration relating to such higher votes are in the best interest of the Fund and its shareholders. See the Statement of Additional Information under "Certain Provisions in the Declaration of Trust."

   The provisions of the Declaration described above could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over the then current market price of the Common Shares by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a third party. They provide, however, the advantage of potentially requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund's investment objectives and policies. The Board of Trustees of the Fund has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the Fund and its Common Shareholders.

   Reference should be made to the Declaration on file with the Securities and Exchange Commission for the full text of these provisions.

            REPURCHASE OF FUND SHARES; CONVERSION TO OPEN-END FUND

   The Fund is a closed-end investment company and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead, the Common Shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, price, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because shares of closed-end investment companies may frequently trade at prices lower than net asset value, the Fund's Board of Trustees has currently determined that, at least annually, it will consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of Common Shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares at net asset value, or the conversion of the Fund to an open-end investment company. The Fund cannot assure you that its Board of Trustees will decide to take any of these actions, or that share repurchases or tender offers will actually reduce market discount.

   If the Fund converted to an open-end company, it would be required to redeem all MuniPreferred Shares then outstanding (requiring in turn that it liquidate a portion of its investment portfolio), and the Common Shares would no longer be listed on the New York Stock Exchange. In contrast to a closed-end investment company, shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less any redemption charge that is in effect at the time of redemption. See the Statement of Additional Information under "Certain Provisions in the Declaration of Trust" for a discussion of the voting requirements applicable to the conversion of the Fund to an open-end company.

   Before deciding whether to take any action if the Common Shares trade below net asset value, the Board would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund's portfolio, the impact of any action that might be taken on the Fund or its shareholders, and market considerations. Based on these considerations, even if the Fund's shares should trade at a discount, the Board of Trustees may determine that, in the interest of the Fund and its shareholders, no action should be taken. See the Statement of Additional Information under "Repurchase of Fund Shares; Conversion to Open-End Fund" for a further discussion of possible action to reduce or eliminate such discount to net asset value.

                                  TAX MATTERS

Federal Income Tax Matters

   The discussion below and in the Statement of Additional Information provides general tax information related to an investment in the Common Shares. Because tax laws are complex and often change, you should consult your tax adviser about the tax consequences of an investment in the Fund.

   The Fund primarily invests in municipal bonds from issuers located in New York or in municipal bonds whose income is otherwise exempt from regular federal, New York State and New York City income taxes. Consequently, the regular monthly dividends you receive will be exempt from regular federal, New York State and New York City income taxes. A portion of these dividends, however, will likely be subject to the federal alternative minimum tax.

   Although the Fund does not seek to realize taxable income or capital gains, the Fund may realize and distribute taxable income or capital gains from time to time as a result of the Fund's normal investment activities. The Fund will distribute at least annually any taxable income or net realized capital gains. Distributions of net short-term gains are taxable as ordinary income. Distributions of net long-term capital gains are taxable as long-term capital gains regardless of how long you have owned your investment. Taxable dividends do not qualify for a dividends received deduction if you are a corporate shareholder.

   Each year, you will receive a year-end statement that describes the tax status of dividends paid to you during the preceding year, including the source of investment income by state and the portion of income that is subject to the federal alternative minimum tax. You will receive this statement from the firm where you purchased your Common Shares if you hold your investment in street name; the Fund will send you this statement if you hold your shares in registered form.

   The tax status of your dividends is not affected by whether you reinvest your dividends or receive them in cash.

   In order to avoid corporate taxation of its earnings and to pay tax-free dividends, the Fund must meet certain I.R.S. requirements that govern the Fund's sources of income, diversification of assets and distribution of earnings to shareholders. The Fund intends to meet these requirements. If the Fund failed to do so, the Fund would be required to pay corporate taxes on its earnings and all your distributions would be taxable as ordinary income. In particular, in order for the Fund to pay tax-free dividends, at least 50% of the value of the Fund's total assets must consist of tax-exempt obligations. The Fund intends to meet this requirement. If the Fund failed to do so, it would not be able to pay tax-free dividends and your distributions attributable to interest received by the Fund from any source would be taxable as ordinary income.

   The Fund may be required to withhold 31% of certain of your dividends if you have not provided the Fund with your correct taxpayer identification number (normally your Social Security number), or if you are otherwise subject to back-up withholding. If you receive Social Security benefits, you should be aware that tax-free income is taken into account in calculating the amount of these benefits that may be subject to federal income tax. If you borrow money to buy Fund shares, you may not deduct the interest on that loan. Under I.R.S. rules, Fund shares may be treated as having been bought with borrowed money even if the purchase of the Fund shares cannot be traced directly to borrowed money.

   If you are subject to the federal alternative minimum tax, a portion of your regular monthly dividends may be taxable.

New York Tax Matters

   The following is a general, abbreviated summary of certain provisions of the applicable New York tax law as presently in effect as it directly governs the taxation of New York resident individual, corporate, and unincorporated business Common shareholders of the Fund. This summary does not address the taxation of other shareholders nor does it discuss any local taxes, other than New York City taxes, that may be applicable. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to Fund transactions. The following is based on the assumptions that the Fund will qualify under Subchapter M of the Code as a regulated investment company, that it will satisfy the conditions which will cause the Fund's distributions to qualify as exempt-interest dividends to shareholders, and that it will distribute all interest and dividends received to the Fund's shareholders. The Fund will be subject to the New York State Corporate franchise tax and the New York City general corporation tax only if it has a sufficient nexus with New York State or New York City. If it is subject to such taxes, it does not expect to pay a material amount of either tax. Distributions by the Fund that are attributable to interest on any obligation of New York and its political subdivisions or to interest on obligations of U.S. territories and possessions that are exempt from state taxation under federal law will not be subject to the New York State personal income tax or the New York City personal income or unincorporated business taxes. All other distributions, including distributions attributable to interest on obligations of the United States or its instrumentalities and distributions attributable to capital gains, will be subject to the New York State personal income tax and the New York City personal income and unincorporated business taxes.

   All distributions from the Fund, regardless of source, will increase the taxable base of shareholders subject to the New York State Corporate franchise tax or the New York City general corporation tax. Gain from the sale, exchange, or other disposition of Common shares will be subject to the New York State personal income and franchise taxes and the New York City personal income, unincorporated business, and general corporation taxes. Common shares may be subject to New York State estate tax if owned by a New York decedent at the time of death. Common shares will not be subject to property taxes imposed by New York State or City. Interest on indebtedness incurred to purchase, or continued to carry, Common shares generally will not be deductible for New York personal income tax purposes.

   Please refer to the Statement of Additional Information for more detailed information. You are urged to consult your tax advisor.

                                 OTHER MATTERS

   A lawsuit brought in June 1996 (Green et al. v. Nuveen Advisory Corp., et al.) by certain individual common shareholders of six leveraged closed-end funds sponsored by Nuveen is currently pending in federal district court. The plaintiffs allege that the leveraged closed-end funds engaged in certain practices that violated various provisions of the 1940 Act and common law. The plaintiffs also alleged, among other things, breaches of fiduciary duty by the funds' directors and Nuveen Advisory and various misrepresentations and omissions in prospectuses and shareholder reports relating to the use of leverage through the issuance and periodic auctioning of preferred stock and the basis of the calculation and payment of management fees to Nuveen Advisory and Nuveen. Plaintiffs also filed a motion to certify defendant and plaintiff classes.
   The defendants are vigorously defending the case and filed motions to dismiss the entire lawsuit asserting that the claims are without merit and to oppose certification of any classes. By opinion dated

March 30, 1999, the court granted most of the defendants' motion to dismiss and denied plaintiffs' motion to certify defendant and plaintiff classes. The court dismissed all claims against the funds, the funds' directors and Nuveen. The court dismissed these claims without prejudice (which means that the plaintiffs can re-file the claims if they can correct the defect that led to the claim being dismissed) on the ground that the claims should have been brought as derivative claims on behalf of the funds. The only remaining claim is brought under Section 36(b) of the 1940 Act against Nuveen Advisory, and relates solely to advisory fees Nuveen Advisory received from the six relevant funds. While the Fund cannot assure you that the litigation will be decided in Nuveen Advisory's favor, Nuveen Advisory believes a decision, if any, against it would have no material effect on the Fund, its Common Shares, or the ability of Nuveen Advisory to perform its duties under the investment management agreement.

                                 UNDERWRITING

   Subject to the terms and conditions stated in the underwriting agreement dated the date hereof, each Underwriter named below has severally agreed to purchase, and the Fund has agreed to sell to such Underwriter, the number of Common Shares set forth opposite the name of such Underwriter.

                                                                       Number of
Name                                                                    Shares
----                                                                   ---------
John Nuveen & Co. Incorporated........................................
                                                                       ---------
  Total...............................................................
                                                                       ---------

   The underwriting agreement provides that the obligations of the several Underwriters to purchase the Common Shares included in this offering are subject to approval of certain legal matters by counsel and to certain other conditions. The Underwriters are obligated to purchase all the Common Shares (other than those covered by the over-allotment option described below) if they purchase any of the Common Shares. The representatives have advised the Fund that the Underwriters do not intend to confirm any sales to any accounts over which they exercise discretionary authority.

   The Underwriters, for whom        , John Nuveen & Co. Incorporated and
      are acting as representatives, propose to offer some of the Common Shares directly to the public at the public offering price set forth on the cover page of this Prospectus and some of the Common Shares to certain dealers at the public offering price less a concession not in excess of $0.45 per Common Share. The Underwriters may allow, and such dealers may reallow, a concession not in excess of $0.10 per Common Share on sales to certain other dealers. If all of the Common Shares are not sold at the initial offering price, the representatives may change the public offering price and other selling terms. Investors must pay for any Common Shares purchased on or before
September   , 1999. In connection with this offering, Nuveen may perform clearing services without charge for brokers and dealers for whom it regularly provides clearing services that are participating in the offering as members of the selling group.

   The Fund has granted to the Underwriters an option, exercisable for    days
from the date of this Prospectus, to purchase up to           additional
Common Shares at the public offering price less the underwriting discount. The Underwriters may exercise such option solely for the purpose of covering over-allotments, if any, in connection with this offering. To the extent such option is exercised, each Underwriter will be obligated, subject to certain conditions, to purchase a number of additional Common Shares approximately proportionate to such Underwriter's initial purchase commitment.

   The Fund and Nuveen Advisory have agreed that, for a period of 180 days from the date of this Prospectus, they will not, without the prior written consent of John Nuveen & Co., Incorporated, on behalf of the Underwriters, dispose of or hedge any Common Shares or any securities convertible into or exchangeable for Common Shares. John Nuveen & Co., Incorporated in its sole discretion may release any of the securities subject to these agreements at any time without notice.

   Prior to the offering, there has been no public market for the Common Shares. Consequently, the initial public offering price for the Common Shares was determined by negotiation among the Fund, Nuveen Advisory and the representatives. There can be no assurance, however, that the price at which the Common Shares will sell in the public market after this offering will not be lower than the price at which they are sold by the Underwriters or that an active trading market in the Common Shares will develop and continue after this offering. The Common Shares have been approved for listing on the New York Stock Exchange, subject to official notice of issuance.

   The Fund and Nuveen Advisory have each agreed to indemnify the several Underwriters or contribute to losses arising out of certain liabilities, including liabilities under the Securities Act.

   Nuveen has agreed to pay (i) all organizational expenses and (ii) offering costs (other than sales load) that exceed $0.02 per share.

   In connection with the requirements for listing the Fund's Common Shares on the New York Stock Exchange, the Underwriters have undertaken to sell lots of 100 or more Common Shares to a minimum of 2,000 beneficial owners in the United States. The minimum investment requirement is 100 Common Shares.

   Certain Underwriters may make a market in the Common Shares after trading in the Common Shares has commenced on the New York Stock Exchange. No Underwriter is, however, obligated to conduct market-making activities and any such activities may be discontinued at any time without notice, at the sole discretion of the Underwriter. No assurance can be given as to the liquidity of, or the trading market for, the Common Shares as a result of any market-making activities undertaken by any Underwriter. This Prospectus is to be used by any Underwriter in connection with the offering and, during the period in which a prospectus must be delivered, with offers and sales of the Common Shares in market-making transactions in the over-the-counter market at negotiated prices related to prevailing market prices at the time of the sale.

   The Underwriters have advised the Fund that, pursuant to Regulation M under the Securities Exchange Act of 1934, as amended, certain persons participating in the offering may engage in transactions, including stabilizing bids, covering transactions or the imposition of penalty bids, which may have the effect of stabilizing or maintaining the market price of the Common Shares at a level above that which might otherwise prevail in the open market. A "stabilizing bid" is a bid for or the purchase of the Common Shares on behalf of an Underwriter for the purpose of fixing or maintaining the price of the Common Shares. A "covering transaction" is a bid for or purchase of the Common Shares on behalf of an Underwriter to reduce a short position incurred by the Underwriters in connection with the offering. A "penalty bid" is a contractual arrangement whereby if, during a specified period after the issuance of the Common Shares, the Underwriters purchase Common Shares in the open market for the account of the underwriting syndicate and the Common
Shares purchased can be traced to a particular Underwriter or member of the selling group, the underwriting syndicate may require the Underwriter or selling group member in question to purchase the Common Shares in question at the cost price to the syndicate or may recover from (or decline to pay to) the Underwriter or selling group member in question any or all compensation (including, with respect to a representative, the applicable syndicate management fee) applicable to the Common Shares in question. As a result, an Underwriter or selling group member and, in turn, brokers may lose the fees that they otherwise would have earned from a sale of the Common Shares if their customer resells the Common Shares while the penalty bid is in effect. The Underwriters are not required to engage in any of these activities, and any such activities, if commenced, may be discontinued at any time.

   The underwriting agreement provides that it may be terminated in the absolute discretion of the representatives without liability on the part of any Underwriter to the Fund or Nuveen Advisory if, prior to delivery of and payment for the Common Shares, (i) trading in the Common Shares or securities generally on the New York Stock Exchange, American Stock Exchange, Nasdaq National Market or the Nasdaq Stock Market shall have been suspended or materially limited,
(ii) additional material governmental restrictions not in force on the date of the Underwriting Agreement have been imposed upon trading in securities generally or a general moratorium on commercial banking activities in New York shall have been declared by either federal or state authorities or (iii) any outbreak or material escalation of hostilities or other international or domestic calamity, crisis or change in political, financial or economic conditions, occurs, the effect of which is such as to make it, in the judgment of the representatives, impracticable or inadvisable to commence or continue the offering of the Common Shares at the offering price to the public set forth on the cover page of the Prospectus or to enforce contracts for the resale of the Common Shares by the Underwriters.

   Representatives that sell at least a specified number of Common Shares will share in the syndicate management fee based on the respective number of shares sold by them.

   The Fund anticipates that from time to time the representatives of the Underwriters and certain other Underwriters may act as brokers or dealers in connection with the execution of the Fund's portfolio transactions after they have ceased to be Underwriters and, subject to certain restrictions, may act as brokers while they are Underwriters.

   John Nuveen & Co. Incorporated, one of the representatives of the Underwriters, is the parent company of Nuveen Advisory.

                          CUSTODIAN AND TRANSFER AGENT

   The custodian of the assets of the Fund is The Chase Manhattan Bank, 4 New York Plaza, New York, NY 10004-2413. The Custodian performs custodial, fund accounting and portfolio accounting services. The Fund's transfer, shareholder services and dividend paying agent is also The Chase Manhattan Bank.

                                 LEGAL OPINIONS

   Certain legal matters in connection with the Common Shares will be passed upon for the Fund by Bell, Boyd & Lloyd, Chicago, Illinois, and for the
Underwriters by        . Bell, Boyd & Lloyd         may rely as to certain
matters of Massachusetts law on the opinion of Bingham Dana LLP, Boston, Massachusetts and as to certain matters of New York law on the opinion of .

                           TABLE OF CONTENTS FOR THE
                      STATEMENT OF ADDITIONAL INFORMATION

                                                                            Page
                                                                            ----
      Use of Proceeds......................................................   3
      Investment Objectives................................................   4
      Investment Policies and Techniques...................................   9
      Other Investment Policies and Techniques.............................  18
      Management of the Fund...............................................  21
      Investment Adviser...................................................  28
      Portfolio Transactions...............................................  29
      Distributions........................................................  30
      Description of Shares................................................  31
      Certain Provisions in the Declaration of Trust.......................  34
      Repurchase of Fund Shares; Conversion to Open-End Fund...............  35
      Tax Matters..........................................................  38
      Performance Related and Comparative Information......................  41
      Experts..............................................................  41
      Additional Information...............................................  42
      Report of Independent Auditors.......................................  42
      Financial Statements.................................................  42
      Appendices........................................................... A-1

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

You should rely only on the information contained in this Prospectus. The Fund has not authorized anyone to provide you with different information. The Fund is not making an offer of these securities in any state where the offer is not permitted. You should not assume that the information provided by this Prospec-tus is accurate as of any date other than the date on the front of this Pro-spectus.

                                 ------------

                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----
Prospectus Summary.........................................................   3
Summary of Fund Expenses...................................................   8
The Fund...................................................................   9
Use of Proceeds............................................................   9
The Fund's Investments.....................................................   9
MuniPreferred Shares and Leverage..........................................  15
Risks......................................................................  17
How the Fund Manages Risk..................................................  21
Management of the Fund.....................................................  23
Net Asset Value............................................................  24
Distributions..............................................................  25
Dividend Reinvestment Plan.................................................  25
Description of Shares......................................................  26
Certain Provisions in the Declaration of Trust.............................  29
Repurchase of Fund Shares; Conversion to Open-End Fund.....................  30
Tax Matters................................................................  31
Other Matters..............................................................  32
Underwriting...............................................................  33
Custodian and Transfer Agent...............................................  35
Legal Opinions.............................................................  35
Table of Contents for the Statement of Additional Information..............  36

                                 ------------

Until        , 1999 (25 days after the date of this Prospectus), all dealers that buy, sell or trade the Common Shares, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers' obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                 100,000 Shares

                            Nuveen Insured New York
                               Dividend Advantage
                                 Municipal Fund

                                 Common Shares

                                   --------

                                   PROSPECTUS

                               September   , 1999

                                   --------

                               John Nuveen & Co.
                                  Incorporated

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                                                    FRH-AFL-6-99

     The information in this Statement of Additional Information is not complete and may be changed. No person may sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.


                 SUBJECT TO COMPLETION--DATED AUGUST __, 1999


                Nuveen Insured Dividend Advantage Municipal Fund
                Nuveen Arizona Dividend Advantage Municipal Fund
          Nuveen Insured California Dividend Advantage Municipal Fund
              Nuveen Connecticut Dividend Advantage Municipal Fund
                Nuveen Florida Dividend Advantage Municipal Fund
               Nuveen Maryland Dividend Advantage Municipal Fund
             Nuveen Massachusetts Dividend Advantage Municipal Fund
               Nuveen Michigan Dividend Advantage Municipal Fund
              Nuveen New Jersey Dividend Advantage Municipal Fund
           Nuveen Insured New York Dividend Advantage Municipal Fund
            Nuveen North Carolina Dividend Advantage Municipal Fund
                 Nuveen Ohio Dividend Advantage Municipal Fund
             Nuveen Pennsylvania Dividend Advantage Municipal Fund
               Nuveen Virginia Dividend Advantage Municipal Fund

                      STATEMENT OF ADDITIONAL INFORMATION

     Each of Nuveen Insured Dividend Advantage Municipal Fund (a "Fund" or the "Dividend Fund"), Nuveen Arizona Dividend Advantage Municipal Fund (a "Fund" or the "Arizona Fund"), Nuveen Insured California Dividend Advantage Municipal Fund (a "Fund" or the "Insured California Fund"), Nuveen Connecticut Dividend Advantage Municipal Fund (a "Fund" or the "Connecticut Fund"), Nuveen Florida Dividend Advantage Municipal Fund (a "Fund" or the "Florida Fund"), Nuveen Maryland Dividend Advantage Municipal Fund (a "Fund" or the "Maryland Fund"), Nuveen Massachusetts Dividend Advantage Municipal Fund (a "Fund" or the "Massachusetts Fund"), Nuveen Michigan Dividend Advantage Municipal Fund (a "Fund" or the "Michigan Fund"), Nuveen New Jersey Dividend Advantage Municipal Fund (a "Fund" or the "New Jersey Fund"), Nuveen Insured New York Dividend Advantage Municipal Fund (a "Fund" or "Insured New York Fund"), Nuveen North Carolina Dividend Advantage Municipal Fund (a "Fund" or the "North Carolina Fund"), Nuveen Ohio Dividend Advantage Municipal (a "Fund" or the "Ohio Fund"), Nuveen Pennsylvania Dividend Advantage Municipal Fund (a "Fund" or the "Pennsylvania Fund") and Nuveen Virginia Dividend Advantage Municipal Fund (a "Fund" or the "Virginia Fund") (collectively, the "Funds") is a newly organized, closed-end, diversified management investment company.

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

     This Statement of Additional Information relating to common shares of each of the Funds ("Common Shares") does not constitute a prospectus, but should be read in conjunction with a Fund's Prospectus relating thereto dated September __, 1999 (the "Prospectus"). This Statement of Additional Information does not include all information that a prospective investor should consider before purchasing Common Shares, and investors should obtain and read a Fund's Prospectus prior to purchasing such shares. A copy of a Fund's Prospectus may be obtained without charge by calling (800) 257-8787. You may also obtain a copy of a Fund's Prospectus on the Securities and Exchange Commission's web site (http://www.sec.gov). Capitalized terms used but not defined in this Statement of Additional Information have the meanings ascribed to them in the Prospectus.

                               TABLE OF CONTENTS

                                                                  Page
                                                                --------
Use of Proceeds                                                        3
Investment Objectives                                                  6
Investment Policies and Techniques                                    10
Other Investment Policies and Techniques                              18
Management of the Funds                                               21
Investment Adviser                                                    27
Portfolio Transactions                                                28
Distributions                                                         29
Description of Shares                                                 30
Certain Provisions in the Declaration of Trust                        33
Repurchase of Fund Shares; Conversion to Open-End Fund                34
Tax Matters                                                           37
Performance Related and Comparative Information                       40
Experts                                                               41
Additional Information                                                41
Report of Independent Auditors                                        42
Financial Statements                                                  42
Ratings of Investments (Appendix A)                                  A-1
Taxable Equivalent Yield Table (Appendix B)                          B-1
Description of Insurers (Appendix C)                                 C-1
Hedging Strategies and Risks (Appendix D)                            D-1
State-Specific Disclosure (Appendix E)                               E-1
Additional Performance Related and Comparative Information           F-1

This Statement of Additional Information is dated September __, 1999

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

                                USE OF PROCEEDS

     Dividend Fund - The net proceeds of the offering of Common Shares of the Fund will be approximately: $_______ ($_______ if the Underwriters exercise the over-allotment option in full) after payment of organization and offering costs.

     Arizona Fund - The net proceeds of the offering of Common Shares of the Fund will be approximately: $_______ ($_______ if the Underwriters exercise the over-allotment option in full) after payment of organization and offering costs.

     Insured California Fund - The net proceeds of the offering of Common Shares of the Fund will be approximately: $_______ ($_______ if the Underwriters exercise the over-allotment option in full) after payment of organization and offering costs.

     Connecticut Fund - The net proceeds of the offering of Common Shares of the Fund will be approximately: $_______ ($_______ if the Underwriters exercise the over-allotment option in full) after payment of organization and offering costs.

     Florida Fund - The net proceeds of the offering of Common Shares of the Fund will be approximately: $_______ ($_______ if the Underwriters exercise the over-allotment option in full) after payment of organization and offering costs.

     Maryland Fund - The net proceeds of the offering of Common Shares of the Fund will be approximately: $_______ ($_______ if the Underwriters exercise the over-allotment option in full) after payment of organization and offering costs.

     Massachusetts Fund - The net proceeds of the offering of Common Shares of the Fund will be approximately: $_______ ($_______ if the Underwriters exercise the over-allotment option in full) after payment of organization and offering costs.

     Michigan Fund - The net proceeds of the offering of Common Shares of the Fund will be approximately: $_______ ($_______ if the Underwriters exercise the over-allotment option in full) after payment of organization and offering costs.

     New Jersey Fund - The net proceeds of the offering of Common Shares of the Fund will be approximately: $_______ ($_______ if the Underwriters exercise the over-allotment option in full) after payment of organization and offering costs.

     Insured New York Fund - The net proceeds of the offering of Common Shares of the Fund will be approximately: $_______ ($_______ if the Underwriters exercise the over-allotment option in full) after payment of organization and offering costs.

     Ohio Fund - The net proceeds of the offering of Common Shares of the Fund will be approximately: $_______ ($_______ if the Underwriters exercise the over-allotment option in full) after payment of organization and offering costs.

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

     Pennsylvania Fund - The net proceeds of the offering of Common Shares of the Fund will be approximately: $_______ ($_______ if the Underwriters exercise the over-allotment option in full) after payment of organization and offering costs.

     Virginia Fund - The net proceeds of the offering of Common Shares of the Fund will be approximately: $_______ ($_______ if the Underwriters exercise the over-allotment option in full) after payment of organization and offering costs.

     For each Fund, Nuveen advisory has agreed to pay (i) all organizational expenses and (ii) offering costs (other than sales load) that exceed $0.02 per Common Share.

     Pending investment in municipal bonds that meet a Fund's investment objectives and policies, the net proceeds of the offering will be invested in high quality, short-term tax-exempt money market securities or in high quality municipal bonds with relatively low volatility (such as pre-refunded and intermediate-term bonds), to the extent such securities are available. If necessary to invest fully the net proceeds of the offering immediately, a Fund may also purchase, as temporary investments, short-term taxable investments of the type described under "Investment Objectives and Policies--Portfolio Investments," the income on which is subject to regular Federal income tax and securities of other open or closed-end investment companies that invest primarily in municipal bonds of the type in which a Fund may invest directly.

                             INVESTMENT OBJECTIVES

Each Fund's investment objective is set forth below:

     Dividend Fund - to provide current income exempt from regular federal income tax, and to enhance portfolio value relative to the municipal bond market by investing in tax-exempt municipal bonds that the Fund's investment adviser believes are underrated or undervalued or that represent municipal market sectors that are undervalued.

     Arizona Fund - to provide current income exempt from regular federal and Arizona income tax, and to enhance portfolio value relative to the municipal bond market by investing in

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

tax-exempt municipal bonds that the Fund's investment adviser believes are underrated or undervalued or that represent municipal market sectors that are undervalued.

     Insured California Fund - to provide current income exempt from regular federal and California income tax, and to enhance portfolio value relative to the municipal bond market by investing in tax-exempt municipal bonds that the Fund's investment adviser believes are underrated or undervalued or that represent municipal market sectors that are undervalued.

     Connecticut Fund - to provide current income exempt from regular federal and Connecticut income tax, and to enhance portfolio value relative to the municipal bond market by investing in tax-exempt municipal bonds that the Fund's investment adviser believes are underrated or undervalued or that represent municipal market sectors that are undervalued.

     Florida Fund - to provide current income exempt from regular federal and Florida income tax, and to enhance portfolio value relative to the municipal bond market by investing in tax-exempt municipal bonds that the Fund's investment adviser believes are underrated or undervalued or that represent municipal market sectors that are undervalued.

     Maryland Fund - to provide current income exempt from regular federal and Maryland income tax, and to enhance portfolio value relative to the municipal bond market by investing in tax-exempt municipal bonds that the Fund's investment adviser believes are underrated or undervalued or that represent municipal market sectors that are undervalued.

     Massachusetts Fund - to provide current income exempt from regular federal and Massachusetts income tax, and to enhance portfolio value relative to the municipal bond market by investing in tax-exempt municipal bonds that the Fund's investment adviser believes are underrated or undervalued or that represent municipal market sectors that are undervalued.

     Michigan Fund - to provide current income exempt from regular federal and Michigan income tax, and to enhance portfolio value relative to the municipal bond market by investing in tax-exempt municipal bonds that the Fund's investment adviser believes are underrated or undervalued or that represent municipal market sectors that are undervalued.

     New Jersey Fund - to provide current income exempt from regular federal and New Jersey income tax, and to enhance portfolio value relative to the municipal bond market by investing in tax-exempt municipal bonds that the Fund's investment adviser believes are underrated or undervalued or that represent municipal market sectors that are undervalued.

     Insured New York Fund - to provide current income exempt from regular federal, New York State and New York City income tax, and to enhance portfolio value relative to the municipal bond market by investing in tax-exempt municipal bonds that the Fund's investment adviser believes are underrated or undervalued or that represent municipal market sectors that are undervalued.

     North Carolina Fund - to provide current income exempt from regular federal and North Carolina income tax, and to enhance portfolio value relative to the municipal bond market by investing in tax-exempt municipal bonds that the Fund's investment adviser believes are underrated or undervalued or that represent municipal market sectors that are undervalued.

     Ohio Fund - to provide current income exempt from regular federal and Ohio income tax, and to enhance portfolio value relative to the municipal bond market by investing in tax-exempt municipal bonds that the Fund's investment adviser believes are underrated or undervalued or that represent municipal market sectors that are undervalued.

     Pennsylvania Fund - to provide current income exempt from regular federal and Pennsylvania income tax, and to enhance portfolio value relative to the municipal bond market by investing in tax-exempt municipal bonds that the Fund's investment adviser believes are underrated or undervalued or that represent municipal market sectors that are undervalued.

     Virginia Fund - to provide current income exempt from regular federal and Virginia income tax, and to enhance portfolio value relative to the municipal bond market by investing in tax-exempt municipal bonds that the Fund's investment adviser believes are underrated or undervalued or that represent municipal market sectors that are undervalued.

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


     Underrated municipal bonds are those whose ratings do not, in the opinion of Nuveen Advisory Corp. ("Nuveen Advisory"), reflect their true creditworthiness. Municipal bonds may be underrated because of the time that has elapsed since their rating was assigned or reviewed, or because of positive factors that may not have been fully taken into account by rating agencies, or for other similar reasons. Undervalued municipal bonds are bonds that, in Nuveen Advisory's opinion, are worth more than the value assigned to them in the marketplace. Nuveen Advisory may at times believe that bonds associated with a particular municipal market sector (for example, electric utilities), or issued by a particular municipal issuer, are undervalued. Nuveen Advisory may purchase such a bond for a Fund's portfolio because it represents a market sector or issuer that Nuveen Advisory considers undervalued, even if the value of the particular bond appears to be consistent with the value of similar bonds. Municipal bonds of particular types or purposes (e.g., hospital bonds, industrial revenue bonds or bonds issued by a particular municipal issuer) may be undervalued because there is a temporary excess of supply in that market sector, or because of a general decline in the market price of municipal bonds of the market sector for reasons that do not apply to the particular municipal bonds that are considered undervalued.

     A Fund's investment in underrated or undervalued municipal bonds will be based on Nuveen Advisory's belief that their yield is higher than that available on bonds bearing equivalent levels of interest rate risk, credit risk and other forms of risk, and that their prices will ultimately reflect their true creditworthiness. Each Fund attempts to increase its portfolio value relative to the municipal bond market by prudent selection of municipal bonds, regardless of which direction the market may move. Any capital appreciation realized by a Fund will generally result in the distribution of taxable capital gains to holders of Common Shares. Each Fund's investment objectives are fundamental policies of the Fund.

     Each of Dividend Fund, Insured California Fund and Insured New York Fund (collectively, the "Insured Funds") seeks to achieve its investment objectives by investing all of its assets in a diversified portfolio of tax-exempt municipal bonds that are either covered by insurance guaranteeing the timely payment of principal and interest thereof, or are backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities to ensure timely payment of principal and interest. Uninsured municipal bonds backed by an escrow or trust account will not constitute more than 20% of the Fund's assets.

     No Fund has established any limit on the percentage of its portfolio that may be invested in municipal bonds subject to the alternative minimum tax provisions of federal tax law, and each Fund expects that a substantial portion of the income it produces will be includable in alternative minimum taxable income. Common Shares therefore would not ordinarily be a suitable investment for investors who are subject to the federal alternative minimum tax or who would become subject to such tax by purchasing Common Shares. The suitability of an investment in Common Shares will depend upon a comparison of the after-tax yield likely to be provided from a Fund with that from comparable tax-exempt investments not subject to the alternative minimum tax, and from comparable fully taxable investments, in light of each such investor's tax position. Special considerations apply to corporate investors. See "Tax Matters."

Investment Restrictions

     Except as described below, each Fund, as a fundamental policy, may not, without the approval of the holders of a majority of the outstanding Common Shares and MuniPreferred Shares (as hereinafter defined) voting together as a single class, and of the holders of a majority of the outstanding MuniPreferred Shares voting as a separate class:

          (1) Issue senior securities, as defined in the Investment Company Act of 1940, other than MuniPreferred Shares, except to the extent permitted under the Investment Company Act of 1940 and except as otherwise described in the Prospectus;

          (2) Borrow money, except from banks for temporary or emergency purposes or for repurchase of its shares, and then only in an amount not exceeding one-third of the value of the Fund's total assets (including the amount borrowed) less the Fund's liabilities (other than borrowings);

          (3) Act as underwriter of another issuer's securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of portfolio securities;

          (4) Invest more than 25% of its total assets in securities of issuers in any one industry; provided, however, that such limitation shall not apply to municipal bonds other than those municipal bonds backed only by the assets and revenues of non-governmental users;

          (5) Purchase or sell real estate, but this shall not prevent the Fund from investing in municipal bonds secured by real estate or interests therein or foreclosing upon and selling such security;

          (6) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts, derivative instruments or from investing in securities or other instruments backed by physical commodities);

          (7) Make loans, other than by entering into repurchase agreements and through the purchase of municipal bonds or short-term investments in accordance with its investment objectives, policies and limitations;

          (8) Invest more than 5% of its total assets in securities of any one issuer, except that this limitation shall not apply to bonds issued by the United States Government, its agencies and instrumentalities or to the investment of 25% of its total assets.

     For purposes of the foregoing and "Description of Shares--MuniPreferred Shares--Voting Rights" below, "majority of the outstanding," when used with respect to particular shares of a Fund, means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less.

     For the purpose of applying the limitation set forth in subparagraph (8) above, an issuer shall be deemed the sole issuer of a security when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a non-governmental issuer, such as an industrial corporation or a privately owned or operated hospital, if the security is backed only by the assets and revenues of the non-governmental issuer, then such non-governmental issuer would be deemed to be the sole issuer. Where a security is also backed by the enforceable obligation of a superior or unrelated governmental or other entity (other than a bond insurer), it shall also be included in the computation of securities owned that are issued by such governmental or other entity. Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. When a municipal bond is insured by bond insurance, it shall not be considered a security that is issued or guaranteed by the insurer; instead, the issuer of such municipal bond will be determined in accordance with the principles set forth above. The foregoing restrictions do not limit the percentage of the Fund's assets that may be invested in municipal bonds insured by any given insurer.

     Under the Investment Company Act of 1940, a Fund may invest only up to 10% of its total assets in the aggregate in shares of other investment companies and only up to 5% of its total assets in any one investment company, provided the investment does not represent more than 3% of the voting stock of the acquired investment company at the time such shares are purchased. As a stockholder in any investment company, a Fund will bear its ratable share of that investment company's expenses, and would remain subject to payment of the Fund's management, advisory and administrative fees with respect to assets so invested. Holders of Common Shares would therefore be subject to duplicative expenses to the extent a Fund invests in other investment companies. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described herein. As described in the Prospectus in the section entitled "Risks", the net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares.

     In addition to the foregoing fundamental investment policies, each Fund is also subject to the following non-fundamental restrictions and policies, which may be changed by the Board of Trustees. A Fund may not:

          (1) Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold at no added cost, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

          (2) Purchase securities of open-end or closed-end investment companies except in compliance with the Investment Company Act of 1940 or any exemptive relief obtained thereunder.

          (3) Enter into futures contracts or related options or forward contracts, if more than 30% of the Fund's net assets would be represented by futures contracts or more than 5% of the Fund's net assets would be committed to initial margin deposits and premiums on futures contracts and related options.

          (4) Purchase securities when borrowings exceed 5% of its total assets if and so long as MuniPreferred Shares are outstanding.

          (5) Purchase securities of companies for the purpose of exercising control.

          (6) Invest in inverse floating rate securities (which are securities that pay interest at rates that vary inversely with changes in prevailing short-term tax-exempt interest rates and which represent a leveraged investment in an underlying municipal bond).

     The restrictions and other limitations set forth above will apply only at the time of purchase of securities and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities.

     Each Fund intends to apply for ratings for its preferred shares (called "MuniPreferred Shares" herein) from Moody's and/or S&P. In order to obtain and maintain the required ratings, a Fund may be required to comply with investment quality, diversification and other guidelines established by Moody's or S&P. Such guidelines will likely be more restrictive than the restrictions set forth above. No Fund anticipates that such guidelines would have a material

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adverse effect on its Common Shareholders or its ability to achieve its investment objectives. Each Fund presently anticipates that any MuniPreferred Shares that it intends to issue would be initially given the highest ratings by Moody's ("Aaa") or by S&P ("AAA"), but no assurance can be given that such ratings will be obtained. No minimum rating is required for the issuance of MuniPreferred Shares by a Fund. Moody's and S&P receive fees in connection with their ratings issuances.

                      INVESTMENT POLICIES AND TECHNIQUES

     The following information supplements the discussion of each Fund's investment objectives, policies, and techniques that are described in the Funds' respective Prospectuses.

Investment in Municipal Bonds

     Portfolio Investments

     The Dividend Fund will invest its net assets in a diversified portfolio of municipal bonds that are exempt from regular federal income tax. The Arizona Fund will invest its net assets in a diversified portfolio of municipal bonds that are exempt from regular federal and Arizona income tax. The Insured California Fund will invest its net assets in a diversified portfolio of municipal bonds that are exempt from regular federal and California income tax. The Connecticut Fund will invest its net assets in a diversified portfolio of municipal bonds that are exempt from regular federal and Connecticut income tax. The Florida Fund will invest its net assets in a diversified portfolio of municipal bonds that are exempt from regular federal and Florida income tax. The Maryland Fund will invest its net assets in a diversified portfolio of municipal bonds that are exempt from regular federal and Maryland income tax. The Massachusetts Fund will invest its net assets in a diversified portfolio of municipal bonds that are exempt from regular federal and Massachusetts income tax. The Michigan Fund will invest its net assets in a diversified portfolio of municipal bonds that are exempt from regular federal and Michigan income tax. The New Jersey Fund will invest its net assets in a diversified portfolio of municipal bonds that are exempt from regular federal and New Jersey income tax. The Insured New York Fund will invest its net assets in a diversified portfolio of municipal bonds that are exempt from regular federal, New York State and New York City income tax. The North Carolina Fund will invest its net assets in a diversified portfolio of municipal bonds that are exempt from regular federal and North Carolina income tax. The Ohio Fund will invest its net assets in a diversified portfolio of municipal bonds that are exempt from regular federal and Ohio income tax. The Pennsylvania Fund will invest its net assets in a diversified portfolio of municipal bonds that are exempt from regular federal and Pennsylvania income tax. The Virginia Fund will invest its net assets in a diversified portfolio of municipal bonds that are exempt from regular federal and Virginia income tax.

     Under normal market conditions, and except for the temporary investments described below, each Fund expects to be fully invested (at least 95% of its assets) in such tax-exempt municipal bonds described above.

     A Fund (other than the Insured Funds) will invest at least 80% of its net assets in investment grade quality municipal bonds rated as such at the time of investment. Investment

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grade quality means that such bonds are rated within the four highest grades
(Baa or BBB or better) by Moody's, S&P or Fitch or are unrated but judged to be of comparable quality by Nuveen Advisory. A Fund (other than the Insured Funds) may invest up to 20% of its net assets in municipal bonds that are, at the time of investment, rated Ba/BB or B by Moody's, S&P or Fitch or that are unrated but judged to be of comparable quality by Nuveen Advisory. Bonds of below investment grade quality (Ba/BB or below) are commonly referred to as junk bonds. Issuers of bonds rated Ba/BB or B are regarded as having current capacity to make principal and interest payments but are subject to business, financial or economic conditions which could adversely affect such payment capacity. The foregoing policies are fundamental policies of each Fund (other than the Insured State Funds). Municipal bonds rated Baa or BBB are considered "investment grade" securities; municipal bonds rated Baa are considered medium grade obligations which lack outstanding investment characteristics and have speculative characteristics, while municipal bonds rated BBB are regarded as having adequate capacity to pay principal and interest. Municipal bonds rated AAA in which a Fund may invest may have been so rated on the basis of the existence of insurance guaranteeing the timely payment, when due, of all principal and interest. Municipal bonds rated below investment grade quality are obligations of issuers that are considered predominantly speculative with respect to the issuer's capacity to pay interest and repay principal according to the terms of the obligation and, therefore, carry greater investment risk, including the possibility of issuer default and bankruptcy and increased market price volatility. Municipal bonds rated below investment grade tend to be less marketable than higher-quality bonds because the market for them is less broad. The market for unrated municipal bonds is even narrower. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly and a Fund may have greater difficulty selling its portfolio securities. A Fund will be more dependent on Nuveen Advisory's research and analysis when investing in these securities.

     A general description of Moody's, S&P's and Fitch's ratings of municipal bonds is set forth in Appendix A hereto. The ratings of Moody's, S&P and Fitch represent their opinions as to the quality of the municipal bonds they rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, municipal bonds with the same maturity, coupon and rating may have different yields while obligations of the same maturity and coupon with different ratings may have the same yield.

     Except to the extent that each of the Insured Funds buys temporary investments as described herein, each Insured Fund will, as a fundamental policy, invest substantially all of its assets in tax-exempt municipal bonds that are either covered by insurance guaranteeing the timely payment of principal and interest on the bonds, or are backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities to ensure timely payment of principal and interest. Uninsured municipal bonds backed by an escrow or trust account will not constitute more than 20% of an Insured Fund's net assets.

     Each insured municipal bond that an Insured Fund holds will either be (1) covered by an insurance policy applicable to specific security, whether obtained by the issuer of the security or a third part at the time of original issuance, or by an Insured Fund or a third part after the original insurance, or (2) covered by portfolio insurance through a master municipal insurance policy the Fund has purchased. Each Insured Fund will only buy portfolio insurance from insurers whose claims-paying ability Moody's rates "Aaa" or S&P's rates "AAA".

     Information about the various municipal bond insurers with whom each of the Insured State Funds intends to maintain specific insurance policies for particular municipal bonds or policies of portfolio insurance is set forth in Appendix C hereto.

     Each of the Insured Funds also may invest in municipal bonds that are backed by an escrow or trust account containing securities issued or guaranteed by the U.S. Government or U.S. Government agencies and backed by the full faith and credit of the United States, in an amount that is sufficient to ensure the payment of interest and principal. These bonds generally will not be insured. An Insured Fund may buy municipal bonds that have been (1) advance refunded, where the proceeds of the refunding have been used to buy U.S. Government or U.S. Government agency securities that are placed in escrow and whose interest and principal payments are sufficient to cover the remaining scheduled debt service on that municipal bond; or (2) issued under state or local housing finance programs that use the issuance proceeds to fund mortgages that are then exchanged for U.S. Government or U.S. Government agency securities and deposited with a trustee as security for those municipal bonds. Both types of municipal bonds are normally regarded as having the credit characteristics of the underlying U.S. Government or U.S. Government agency securities.

     Each Fund will primarily invest in municipal bonds with long-term maturities in order to maintain a weighted average maturity of 15-30 years, but the average weighted maturity may be shortened from time to time depending on market conditions. As a result, a Fund's portfolio at any given time may include both long-term and intermediate-term municipal bonds. Moreover, during temporary defensive periods (e.g., times when, in Nuveen Advisory's opinion, temporary imbalances of supply and demand or other temporary dislocations in the tax-exempt bond market adversely affect the price at which long-term or intermediate-term municipal bonds are available), and in order to keep cash on hand fully invested, including the period during which the net proceeds of the offering are being invested, a Fund may invest any percentage of its assets in short-term investments including high quality, short-term securities which may be either tax-exempt or taxable and securities of other open or closed-end investment companies that invest primarily in municipal bonds of the type in which a Fund may invest directly. Each Fund intends to invest in taxable short-term investments only in the event that suitable tax-exempt temporary investments are not available at reasonable prices and yields. Tax-exempt temporary investments include various obligations issued by state and local governmental issuers, such as tax-exempt notes (bond anticipation notes, tax anticipation notes and revenue anticipation notes or other such municipal bonds maturing in three years or less from the date of issuance) and municipal commercial paper. Each Fund will invest only in taxable temporary investments which are U.S. Government securities or securities rated within the highest grade by Moody's, S&P or Fitch, and which mature within one year from the date of purchase or carry a variable or floating rate of interest. See Appendix A for a general description of Moody's, S&P's and Fitch's ratings of securities in such categories. Taxable temporary investments of a Fund may include certificates of deposit issued by U.S. banks with assets of at least $1 billion, or commercial paper or corporate notes, bonds or debentures with a remaining maturity of one year or less, or repurchase agreements. See "Repurchase Agreements." To the extent a Fund invests in taxable investments, a Fund will not at such times be in a position to achieve its investment objective of tax-exempt income.

     The foregoing policies as to ratings of portfolio investments will apply only at the time of the purchase of a security, and a Fund will not be required to dispose of securities in the event Moody's, S&P or Fitch downgrades its assessment of the credit characteristics of a particular issuer.

     Nuveen Advisory seeks to enhance portfolio value relative to the municipal bond market by investing in tax-exempt municipal bonds that it believes are underrated or undervalued or that represent municipal market sectors that are undervalued. Underrated municipal bonds are those whose ratings do not, in Nuveen Advisory's opinion, reflect their true creditworthiness. Undervalued municipal bonds are bonds that, in Nuveen Advisory's opinion, are worth more than the value assigned to them in the marketplace. Nuveen Advisory may at times believe that bonds associated with a particular municipal market sector (for example, electric utilities), or issued by a particular municipal issuer, are undervalued. Nuveen Advisory may purchase such a bond for the Fund's portfolio because it represents a market sector or issuer that Nuveen Advisory considers undervalued, even if the value of the particular bond is consistent with the value of similar bonds. Municipal bonds of particular types or purposes (e.g., hospital bonds, industrial revenue bonds or bonds issued by a particular municipal issuer) may be undervalued because there is a temporary excess of supply in that market sector, or because of a general decline in the market price of municipal bonds of the market sector for reasons that do not apply to the particular municipal bonds that are considered undervalued. A Fund's investment in underrated or undervalued municipal bonds will be based on Nuveen Advisory's belief that their yield is higher than that available on bonds bearing equivalent levels of interest rate risk, credit risk and other forms of risk, and that their prices will ultimately reflect their true value.

     No Fund has established any limit on the percentage of its portfolio investments that may be invested in municipal bonds subject to the federal alternative minimum tax provisions of Federal tax law. Each Fund expects that a substantial portion of the current income it produces will be included in alternative minimum taxable income. Special considerations apply to corporate investors. See "Tax Matters."

     Also included within the general category of municipal bonds described in a Fund's Prospectus are participations in lease obligations or installment purchase contract obligations (hereinafter collectively called "Municipal Lease Obligations") of municipal authorities or entities. Although a Municipal Lease Obligation does not constitute a general obligation of the municipality for which the municipality's taxing power is pledged, a Municipal Lease Obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the Municipal Lease Obligation. However, certain Municipal Lease Obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In the case of a "non-appropriation" lease, a Fund's ability to recover under the lease in the event of non-appropriation or default will be limited solely to the repossession of the leased property, without recourse to the general credit of the lessee, and disposition or releasing of the property might prove difficult. In order to reduce this risk, a Fund will only purchase Municipal Lease Obligations where Nuveen Advisory believes the issuer has a strong incentive to continue making appropriations until maturity.

     During temporary defensive periods and in order to keep a Fund's cash fully invested, including the period during which the net proceeds of the offering are being invested, a Fund may invest up to 100% of its net assets in short-term investments including high quality, short-term securities that may be either tax-exempt or taxable. To the extent a Fund invests in taxable short-term investments, a Fund will not at such times be in a position to achieve that portion of its investment objective of seeking current income exempt from Federal income tax. For further information, see, "Short-Term Investments" below.

     Obligations of issuers of municipal bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Bankruptcy Reform Act of 1978. In addition, the obligations of such issuers may become subject to the laws enacted in the future by Congress, state legislatures or referenda extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its municipal bonds may be materially affected.

     Each Fund may also invest in securities of other open or closed-end investment companies that invest primarily in municipal bonds of the type in which the Fund may invest directly. The Fund will generally select obligations which may not be redeemed at the option of the issuer for approximately seven to nine years.

Additional information on Municipal Bond Insurance (applicable to Insured Funds only)

     Original Issue Insurance. If interest or principal on a municipal bond is due, but the issuer fails to pay it, the insurer will make payments in the amount due to its fiscal agent no later than one business day after the insurer has been notified of the issuer's nonpayment. The fiscal agent will pay the amount due to an Insured State Fund after the fiscal agent receives evidence of an Insured Fund's right to receive payment of principal and/or interest, and evidence that all of the rights of payment due shall thereupon vest in the insurer. When the insurer pays an Insured State Fund the payment due from the issuer, the insurer will succeed to that Fund's rights to that payment.

     Portfolio Insurance. Each portfolio insurance policy will be noncancellable and will remain in effect so long as the applicable Insured Fund is in existence, the Insured Fund continues to own the municipal bonds covered by the policy, and the Insured Fund pays the premiums for the policy. Each insurer generally will reserve the right at any time upon 90 days' written notice to the Insured Fund to refuse to insure any additional bonds the Insured Fund buys after the effective date of the notice. An Insured Fund's Board of Trustees will generally reserve the right to terminate each policy upon seven day's written notice to an insurer if it determines that the cost of the policy is not reasonable in relation to the value of the insurance to that Insured Fund.

Short-Term Investments

     Short-Term Taxable Fixed Income Securities

     For temporary defensive purposes or to keep cash on hand fully invested, a Fund may invest up to 100% of its total assets in cash equivalents and short-term taxable fixed-income securities, although each Fund intends to invest in taxable short-term investments only in the event that suitable tax-exempt short-term investments are not available at reasonable prices and yields. Short- term taxable fixed income investments are defined to include, without limitation, the following:

          (1) U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government agency securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States;

          (b) Securities issued by the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies, and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.

          (2) Certificates of Deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current FDIC regulations, the maximum insurance payable as to any one certificate of deposit is $100,000; therefore, certificates of deposit purchased by a Fund may not be fully insured.

          (3) Repurchase agreements, which involve purchases of debt securities. At the time a Fund purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for a Fund during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for a Fund to invest temporarily available cash. Each Fund may enter into repurchase agreements only with respect to obligations of the U.S. government, its agencies or instrumentalities; certificates of deposit; or bankers' acceptances in which a Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to a Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that a Fund is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, a Fund could incur a loss of both principal and interest. The investment adviser monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The investment adviser does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to a Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of a Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

          (4) Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between a Fund and a corporation. There is no secondary market for such notes. However, they are redeemable by a Fund at any time. Nuveen Advisory will consider the financial condition of the corporation (e.g., earning power, cash flow, and other liquidity ratios) and will continuously monitor the corporation's ability to meet all of its financial obligations, because a Fund's liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the highest categories by a major rating agency and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

     Short-Term Tax-Exempt Fixed Income Securities

     Short-term tax-exempt fixed-income securities are securities that are exempt from regular federal income tax and mature within three years or less from the date of issuance. Short-term tax-exempt fixed income securities are defined to include, without limitation, the following:

     Bond Anticipation Notes ("BANs") are usually general obligations of state and local governmental issuers which are sold to obtain interim financing for projects that will eventually be funded through the sale of long-term debt obligations or bonds. The ability of an issuer to meet its obligations on its BANs is primarily dependent on the issuer's access to the long-term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal and interest on the BANs.

     Tax Anticipation Notes ("TANs") are issued by state and local governments to finance the current operations of such governments. Repayment is generally to be derived from specific future tax revenues. TANs are usually general obligations of the issuer. A weakness in an issuer's capacity to raise taxes due to, among other things, a decline in its tax base or a rise in delinquencies, could adversely affect the issuer's ability to meet its obligations on outstanding TANs.

     Revenue Anticipation Notes ("RANs") are issued by governments or governmental bodies with the expectation that future revenues from a designated source will be used to repay the notes. In general, they also constitute general obligations of the issuer. A decline in the receipt of projected revenues, such as anticipated revenues from another level of government, could adversely affect an issuer's ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal and interest on RANs.

     Construction Loan Notes are issued to provide construction financing for specific projects. Frequently, these notes are redeemed with funds obtained from the Federal Housing Administration.

     Bank Notes are notes issued by local government bodies and agencies, such as those described above to commercial banks as evidence of borrowings. The purposes for which the notes are issued are varied but they are frequently issued to meet short-term working capital or capital-project needs. These notes may have risks similar to the risks associated with TANs and RANs.

     Tax-Exempt Commercial Paper ("Municipal Paper") represents very short-term unsecured, negotiable promissory notes issued by states, municipalities and their agencies. Payment of principal and interest on issues of municipal paper may be made from various sources, to the extent the funds are available therefrom. Maturities or municipal paper generally will be shorter than the maturities of TANs, BANs or RANs. There is a limited secondary market for issues of Municipal Paper.

     Certain municipal bonds may carry variable or floating rates of interest whereby the rate of interest is not fixed but varies with changes in specified market rates or indices, such as a bank prime rate or a tax-exempt money market index.

     While the various types of notes described above as a group represent the major portion of the tax-exempt note market, other types of notes are available in the marketplace and the Fund may invest in such other types of notes to the extent permitted under its investment objectives, policies and limitations. Such notes may be issued for different purposes and may be secured differently from those mentioned above.

Hedging Strategies

     Each Fund may periodically engage in hedging transactions. Hedging is a term used for various methods of seeking to preserve portfolio capital value by offsetting price changes in one investment through making another investment whose price should tend to move in the opposite direction. It may be desirable and possible in various market environments to partially hedge the portfolio against fluctuations in market value due to interest rate fluctuations by investment in financial futures and index futures as well as related put and call options on such instruments. Both parties entering into an index or financial futures contract are required to post an initial deposit of 1% to 5% of the total contract price. Typically, option holders enter into offsetting closing transactions to enable settlement in cash rather than take delivery of the position in the future of the underlying security. A Fund will only sell covered futures contracts, which means that a Fund segregates assets equal to the amount of the obligations.

     These transactions present certain risks. In particular, the imperfect correlation between price movements in the futures contract and price movements in the securities being hedged creates the possibility that losses on the hedge by a Fund may be greater than gains in the value of the securities in a Fund's portfolio. In addition, futures and options markets may not be liquid in all circumstances. As a result, in volatile markets, a Fund may not be able to close out the transaction without incurring losses substantially greater than the initial deposit. Finally, the potential deposit requirements in futures contracts create an ongoing greater potential financial risk than do options transactions, where the exposure is limited to the cost of the initial premium. Losses due to hedging transactions will reduce yield. Net gains, if any, from hedging and other portfolio transactions will be distributed as taxable distributions to shareholders. A Fund will not make any investment (whether an initial premium or deposit or a subsequent deposit) other than as necessary to close a prior investment if, immediately after such investment, the sum of the amount of its premiums and deposits would exceed 5% of a Fund's net assets. A Fund will invest in these instruments only in markets believed by Nuveen Advisory to be active and sufficiently liquid. Successful implementation of most hedging strategies would generate taxable income, and the Fund has no present intention to use these strategies. For further information regarding these investment strategies and risks presented thereby, see Appendix D to this Statement of Additional Information.

Factors Pertaining to Specific States

     Factors pertaining to Arizona are set forth in Appendix E-1; factors pertaining to California are set forth in Appendix E-2; factors pertaining to Connecticut are set forth in Appendix E-3; factors pertaining to Florida are set forth in Appendix E-4; factors pertaining to Maryland are set forth in Appendix E-5; factors pertaining to Massachusetts are set forth in Appendix E-6; factors pertaining to Michigan are set forth in Appendix E-7; factors pertaining to New Jersey are set forth in Appendix E-8; factors pertaining to New York are set forth in Appendix E-9; factors pertaining to North Carolina are set forth in Appendix E-10; factors pertaining to Ohio are set forth in Appendix E-11; factors pertaining to Pennsylvania are set forth in Appendix E-12; and factors pertaining to Virginia are set forth in Appendix E-13.

                    OTHER INVESTMENT POLICIES AND TECHNIQUES

Illiquid Securities

     A Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may only be resold pursuant to Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"); and repurchase agreements with maturities in excess of seven days.

     Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time a Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than that which prevailed when it decided to sell. Illiquid securities will be priced at a fair value as determined in good faith by the Board of Trustees or its delegate.

Portfolio Trading and Turnover Rate

     Portfolio trading may be undertaken to accomplish the investment objectives of a Fund in relation to actual and anticipated movements in interest rates. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what Nuveen Advisory believes to be a temporary price disparity between the two securities. Temporary price disparities between two comparable securities may result from supply and demand imbalances where, for example, a temporary oversupply of certain bonds may cause a temporarily low price for such bonds, as compared with other bonds of like quality and characteristics. A Fund may also engage to a limited extent in short-term trading consistent with its investment objectives. Securities may be sold in anticipation of a market decline (a rise in interest rates) or purchased in anticipation of a market rise (a decline in interest rates) and later sold, but the Fund will not engage in trading solely to recognize a gain.

     Subject to the foregoing, a Fund will attempt to achieve its investment objectives by prudent selection of municipal bonds with a view to holding them for investment. While there can be no assurance thereof, each Fund anticipates that its annual portfolio turnover rate will generally not exceed 100%.
However, the rate of turnover will not be a limiting factor when a Fund deems it desirable to sell or purchase securities. Therefore, depending upon market conditions, the annual portfolio turnover rate of a Fund may exceed 100% in particular years.

Other Investment Companies

     Each Fund may invest in securities of other open or closed-end investment companies that invest primarily in municipal bonds of the types in which the Fund may invest directly. A Fund generally expects to invest in other investment companies either during periods when it has large amounts of uninvested cash, such as the period shortly after the Fund receives the proceeds of the offering of its Common Shares or MuniPreferred Shares, or during periods when there is a shortage of attractive, high-yielding municipal bonds available in the market. As a stockholder in an investment company, a Fund will bear its ratable share of that investment company's expenses and would remain subject to payment of a Fund's management, advisory and administrative fees with respect to assets so invested. Common Shareholders would therefore be subject to duplicative expenses to the extent a Fund invests in other investment companies. Nuveen Advisory will take expenses into account when evaluating the investment merits of an investment in the investment company relative to available municipal bond investments. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described herein. As described in each Fund's Prospectus in the section entitled "Risks," the net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares.

When-Issued and Delayed Delivery Transactions

     Each Fund may buy and sell municipal bonds on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15-45 days of the trade date. On such transactions the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment. Beginning on the date a Fund enters into a commitment to purchase securities on a when-issued or delayed delivery basis, a Fund is required under rules of the Securities and Exchange Commission to maintain in a separate account liquid assets, consisting of cash, cash equivalents or liquid securities having a market value at all times of at least equal to the amount of the commitment. Income generated by any such assets which provide taxable income for federal income tax purposes is includable in the taxable income of a Fund. A Fund may enter into contracts to purchase municipal bonds on a forward basis (i.e., where settlement will occur more than 60 days from the date of the transaction) only to the extent that a Fund specifically collateralizes such obligations with a security that is expected to be called or mature within sixty days before or after the settlement date of the forward transaction. The commitment to purchase securities on a when-issued, delayed delivery or forward basis may involve an element of risk because no interest accrues on the bonds prior to settlement and at the time of delivery the market value may be less than cost.

Repurchase Agreements

     As temporary investments, each Fund may invest in repurchase agreements. A repurchase agreement is a contractual agreement whereby the seller of securities (U.S. Government securities or municipal bonds) agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed-upon repurchase price determines the yield during a Fund's holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. Income generated from transactions in repurchase agreements will be taxable. See "Tax Matters" for information relating to the allocation of taxable income between Common Shares and MuniPreferred Shares, if any. A Fund will only enter into repurchase agreements with registered securities dealers or domestic banks that, in the opinion of Nuveen Advisory, present minimal credit risk. The risk to a Fund is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold but a Fund might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by a Fund may be delayed or limited. Nuveen Advisory will monitor the value of the collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that such value always equals or exceeds the agreed-upon repurchase price. In the event the value of the collateral declines below the repurchase price, Nuveen Advisory will demand additional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price, including interest.

Zero Coupon Bonds

     Each Fund may invest in zero coupon bonds. A zero coupon bond is a bond that does not pay interest for its entire life. The market prices of zero coupon bonds are affected to a greater extent by changes in prevailing levels of interest rates and thereby tend to be more volatile in price than securities that pay interest periodically. In addition, because a Fund accrues income with respect to these securities prior to the receipt of such interest, it may have to dispose of portfolio securities under disadvantageous circumstances in order to obtain cash needed to pay income dividends in amounts necessary to avoid unfavorable tax consequences.

                            MANAGEMENT OF THE FUNDS

Trustees and Officers

     The management of each Fund, including general supervision of the duties performed for a Fund under the Management Agreement, is the responsibility of the Board of Trustees of that Fund. The number of trustees of each Fund is currently set at seven, one of whom is an "interested" person (as the term "interested" persons is defined in the Investment Company Act of 1940) and six of whom are not "interested" persons. None of the trustees who are not "interested" persons of a Fund has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of a Fund and their principal occupations and other affiliations during the past five years are set forth below, with those trustees who are "interested" persons of a Fund indicated by an asterisk.

  Name and Address           Age         Positions and        Principal Occupations During
  ----------------           ---         -------------        ----------------------------
                                         Offices with a             Past Five Years
                                         --------------             ---------------
                                              Fund
                                              ----
Timothy R. Schwertfeger*     50           Chairman and        Chairman since July 1, 1996 of The
333 West Wacker Drive                       Trustee           John Nuveen Company, John
Chicago, IL 60606                                             Nuveen & Co. Incorporated,
                                                              Nuveen Advisory Corp. and
                                                              Nuveen Institutional Advisory
                                                              Corp.; prior thereto, Executive Vice
                                                              President and Director of The John
                                                              Nuveen Company, John Nuveen &
                                                              Co. Incorporated, Nuveen Advisory
                                                              Corp. and Nuveen Institutional
                                                              Advisory Corp., Chairman and
                                                              Director (since January 1997) of
                                                              Nuveen Asset Management, Inc.;
                                                              Director (since 1996) of
                                                              Institutional Capital Corporation;
                                                              Chairman and Director of

  Name and Address           Age        Positions and         Principal Occupations During
  ----------------           ---        -------------         ----------------------------
                                       Offices with a               Past Five Years
                                       --------------               ---------------
                                            Fund
                                            ----
                                                              Rittenhouse Financial Services Inc.
                                                              (since 1999).

Robert P. Bremner            58            Trustee            Private Investor and Management
3725 Huntington Street,                                       Consultant.
  N.W.
Washington, D.C. 20015

Lawrence H. Brown            64            Trustee            Retired (August 1989) as Senior Vice
201 Michigan Avenue                                           President of The Northern Trust
Highwood, IL 60040                                            Company

Anne E. Impellizzeri         66            Trustee            Executive Director of Manitoga
5 Peter Cooper Rd.                                            (Center for Russel Wright's Design
New York, NY 10010                                            with Nature); formerly President and
                                                              Chief Executive Officer of
                                                              Blanton-Peale Institute.

Peter R. Sawers              66            Trustee            Adjunct Professor of Business and
22 The Landmark                                               Economics, University of Dubuque,
Northfield, IL 60093                                          Iowa; Adjunct Professor, Lake Forest
                                                              Graduate School of Management, Lake
                                                              Forest, Illinois; Chartered
                                                              Financial Analyst; Certified
                                                              Management Consultant.

William J. Schneider         54            Trustee            Senior Partner, Miller-Valentine
4000 Miller-Valentine Ct.                                     Partners, Vice President,
P. O. Box 744                                                 Miller-Valentine Group.
Dayton, OH 45401

Judith M. Stockdale          51            Trustee            Executive Director, Gaylord and
35 E. Wacker Drive                                            Dorothy Donnelley Foundation (since
Suite 2600                                                    1994); prior thereto, Executive
Chicago, IL 60601                                             Director, Great Lakes Protection
                                                              Fund (from 1990 to 1994).

Alan G. Berkshire            38      Senior Vice President    Senior Vice President (since May 1999),
333 W. Wacker Drive                  and Assistant Secretary  General Counsel (since September 1997)
Chicago, IL 60606                                             and Secretary (since May 1998) of the


  Name and Address           Age        Positions and              Principal Occupations During
  ----------------           ---        -------------              ----------------------------
                                       Offices with a                    Past Five Years
                                       --------------                    ---------------
                                            Fund
                                            ----
                                                               John Nuveen Company, John Nuveen & Co.
                                                               Incorporated, Nuveen Advisory Corp.
                                                               and Nuveen Institutional Advisory
                                                               Corp.; formerly, Vice President;
                                                               prior thereto, Partner in the
                                                               law firm of Kirkland & Ellis.

Peter H. D'Arrigo            31      Vice President and        Vice President of John Nuveen & Co.
333 W. Wacker Drive                      Treasurer             Incorporated (January 1999), prior
Chicago, IL   60606                                            thereto, Assistant Vice President
                                                               (January 1997); formerly, Associate
                                                               of John Nuveen & Co. Incorporated;
                                                               Chartered Financial Analyst.

Michael S. Davern            41        Vice President          Vice President of Nuveen Advisory
333 W. Wacker Drive                                            Corp. (Since January 1997); prior
Chicago, IL   60606                                            thereto, Vice President and
                                                               Portfolio Manager of Flagship
                                                               Financial.

Lorna C. Ferguson            53        Vice President          Vice President of John Nuveen & Co.
333 W. Wacker Drive                                            Incorporated; Vice President (since
Chicago, IL   60606                                            January 1998) of Nuveen Advisory
                                                               Corp. and Nuveen Institutional
                                                               Advisory Corp.

William M. Fitzgerald        35        Vice President          Vice President of Nuveen Advisory
333 W. Wacker Drive                                            Corp. (since December 1995);
Chicago, IL   60606                                            Assistant Vice President of Nuveen
                                                               Advisory Corp. (from September 1992
                                                               to December 1995), prior thereto,
                                                               Assistant Portfolio Manager of
                                                               Nuveen Advisory Corp.; Chartered
                                                               Financial Analyst.

Stephen D. Foy               44      Vice President and        Vice President of John Nuveen & Co.
333 W. Wacker Drive                      Controller            Incorporated; Certified Public
Chicago, IL   60606                                            Accountant.

J. Thomas Futrell            44        Vice President          Vice President of Nuveen Advisory
333 W. Wacker Drive                                            Corp.; Chartered Financial Analyst.

  Name and Address           Age        Positions and              Principal Occupations During
  ----------------           ---        -------------              ----------------------------
                                       Offices with a                    Past Five Years
                                       --------------                    ---------------
                                            Fund
                                            ----
Chicago, IL 60606

Richard A. Huber             36        Vice President          Vice President of Nuveen
333 W. Wacker Drive                                            Institutional Advisory Corp. (since
Chicago, IL 60606                                              March 1998) and Nuveen Advisory
                                                               Corp. (since January 1997); prior
                                                               thereto, Vice President and
                                                               Portfolio Manager of Flagship
                                                               Financial.

Steven J. Krupa              41        Vice President          Vice President of Nuveen Advisory
333 W. Wacker Drive                                            Corp.
Chicago, IL 60606

Larry W. Martin              47      Vice President and        Vice President, Assistant Secretary
333 W. Wacker Drive                  Assistant Secretary       and Assistant General Counsel of
Chicago, IL 60606                                              John Nuveen & Co. Incorporated; Vice
                                                               President and Assistant Secretary of
                                                               Nuveen Advisory Corp. and Nuveen
                                                               Institutional Advisory Corp.; Vice
                                                               President and Assistant Secretary
                                                               (since January 1997) of Nuveen Asset
                                                               Management, Inc.; Assistant
                                                               Secretary of The John Nuveen Company.

Edward F. Neild, IV          33        Vice President          Vice President (since September
333 W. Wacker Drive                                            1996), previously Assistant Vice
Chicago, IL 60606                                              President (since December 1993) of
                                                               Nuveen Advisory Corp., Portfolio
                                                               Manager prior thereto; Vice
                                                               President (since September 1996),
                                                               previously Assistant Vice President
                                                               (since May 1995), of Nuveen
                                                               Institutional Advisory Corp.,
                                                               Portfolio Manager prior thereto;
                                                               Chartered Financial Analyst.

Stephen S. Peterson          41        Vice President          Vice President (since September
333 W. Wacker Drive                                            1997), previously Assistant Vice
Chicago, IL 60606                                              President (since September 1996)

  Name and Address           Age        Positions and              Principal Occupations During
  ----------------           ---        -------------              ----------------------------
                                       Offices with a                    Past Five Years
                                       --------------                    ---------------
                                            Fund
                                            ----
                                                               of Nuveen Advisory Corp.,
                                                               Portfolio Manager prior thereto.

Stuart W. Rogers             43        Vice President          Vice President of John Nuveen & Co.
333 W. Wacker Drive                                            Incorporated.
Chicago, IL 60606

Thomas C. Spaulding, Jr.     47        Vice President          Vice President of Nuveen Advisory
333 W. Wacker Drive                                            Corp. and Nuveen Institutional
Chicago, IL 60606                                              Advisory Corp.; Chartered Financial
                                                               Analyst.

William S. Swanson           33        Vice President          Vice President of John Nuveen & Co.
333 W. Wacker Drive                                            Incorporated (since October 1997),
Chicago, IL 60606                                              prior thereto, Assistant Vice
                                                               President (since September 1996);
                                                               formerly, Associate of John Nuveen &
                                                               Co. Incorporated; Chartered
                                                               Financial Analyst.

Gifford R. Zimmerman         42      Vice President and        Vice President, Assistant Secretary
333 W. Wacker Drive                      Secretary             and Associate General Counsel of
Chicago, IL 60606                                              John Nuveen & Co. Incorporated; Vice
                                                               President and Assistant Secretary of
                                                               Nuveen Advisory Corp. and Nuveen
                                                               Institutional Advisory Corp.;
                                                               Assistant Secretary, The John Nuveen
                                                               Company (since May 1994); Chartered
                                                               Financial Analyst.

     Peter R. Sawers and Timothy R. Schwertfeger serve as members of the Executive Committee of the Board of Trustees of each Fund. The Executive Committee, which meets between regular meetings of the Board of Trustees, is authorized to exercise all of the powers of the Board of Trustees.

     Mr. Schwertfeger is also a director or trustee, as the case may be, of 103 Nuveen open-end and closed-end funds advised by Nuveen Advisory and Nuveen Institutional Advisory Corp.

     The other trustees of each Fund are directors or trustees, as the case may be, of 37 Nuveen open-end funds and 55 Nuveen closed-end funds advised by Nuveen Advisory.

     The Common Shareholders of each Fund will elect trustees at the next annual meeting of Common Shareholders, unless any MuniPreferred Shares are outstanding at that time, in which event holders of MuniPreferred Shares, voting as a separate class, will elect two trustees and the remaining trustees shall be elected by Common Shareholders and holders of MuniPreferred Shares, voting together as a single class. Holders of MuniPreferred Shares will be entitled to elect a majority of a Fund's trustees under certain circumstances. See "Description of Shares - MuniPreferred Shares - Voting Rights."

     The following table sets forth estimated compensation to be paid by each Fund projected through the end of that Fund's first full fiscal year. No Fund has a retirement or pension plans. The officers and trustees affiliated with Nuveen serve without any compensation from a Fund.

                                                                                     Insured
                                       Insured               Arizona               California            Connecticut
       Name of Trustee                  Fund*                 Fund*                  Fund*                  Fund*
   ------------------------     --------------------   --------------------   --------------------   --------------------
-------------------------------------------------------------------------------------------------------------------------
Robert P. Bremmer                       $132                   $132                   $132                   $132
-------------------------------------------------------------------------------------------------------------------------
Lawrence H. Brown                       $143                   $143                   $143                   $143
-------------------------------------------------------------------------------------------------------------------------
Anne E. Impellizzeri                    $132                   $132                   $132                   $132
-------------------------------------------------------------------------------------------------------------------------
Peter R. Sawers                         $132                   $132                   $132                   $132
-------------------------------------------------------------------------------------------------------------------------
William J. Schneider                    $132                   $132                   $132                   $132
-------------------------------------------------------------------------------------------------------------------------
Judith M. Stockdale                     $132                   $132                   $132                   $132
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
                                      Florida                Maryland            Massachusetts             Michigan
       Name of Trustee                 Fund*                  Fund*                  Fund*                  Fund*
    ---------------------        --------------------   --------------------   --------------------   --------------------
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
Robert P. Bremmer                       $132                   $132                   $132                   $132
-------------------------------------------------------------------------------------------------------------------------
Lawrence H. Brown                       $143                   $143                   $143                   $143
-------------------------------------------------------------------------------------------------------------------------
Anne E. Impellizzeri                    $132                   $132                   $132                   $132
-------------------------------------------------------------------------------------------------------------------------
Peter R. Sawers                         $132                   $132                   $132                   $132
-------------------------------------------------------------------------------------------------------------------------
William J. Schneider                    $132                   $132                   $132                   $132
-------------------------------------------------------------------------------------------------------------------------
Judith M. Stockdale                     $132                   $132                   $132                   $132
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
                                                              Insured
                                     New Jersey              New York            North Carolina              Ohio
       Name of Trustee                  Fund*                  Fund*                  Fund*                  Fund*
   --------------------        --------------------   --------------------   --------------------   --------------------
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
Robert P. Bremmer                       $132                   $132                   $132                   $132
-------------------------------------------------------------------------------------------------------------------------
Lawrence H. Brown                       $143                   $143                   $143                   $143
-------------------------------------------------------------------------------------------------------------------------
Anne E. Impellizzeri                    $132                   $132                   $132                   $132
-------------------------------------------------------------------------------------------------------------------------
Peter R. Sawers                         $132                   $132                   $132                   $132
-------------------------------------------------------------------------------------------------------------------------
William J. Schneider                    $132                   $132                   $132                   $132
-------------------------------------------------------------------------------------------------------------------------
Judith M. Stockdale                     $132                   $132                   $132                   $132
-------------------------------------------------------------------------------------------------------------------------


                                                                                   Estimate Total
                                    Pennsylvania             Virginia         Compensation From A Fund
    Name of Trustee                    Fund*                   Fund*             and Fund Complex**
------------------------        --------------------   --------------------   ------------------------
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
Robert P. Bremmer                       $132                   $132                  $68,000(1)
------------------------------------------------------------------------------------------------------
Lawrence H. Brown                       $143                   $143                  $74,000
------------------------------------------------------------------------------------------------------
Anne E. Impellizzeri                    $132                   $132                  $68,000(2)
------------------------------------------------------------------------------------------------------
Peter R. Sawers                         $132                   $132                  $68,000(2)
------------------------------------------------------------------------------------------------------
William J. Schneider                    $132                   $132                  $68,000(2)
------------------------------------------------------------------------------------------------------
Judith M. Stockdale                     $132                   $132                  $68,000(3)
------------------------------------------------------------------------------------------------------

--------------------
     * Based on the estimated compensation to be earned by the independent trustees for the period from inception to the fiscal year ending for services to the Fund.

     **Based on the estimated compensation paid to the trustees for the one year period ending 12/31/99 for services to the open-end and closed-end funds advised by Nuveen Advisory.

     (1) Includes $7,871 in estimated deferred compensation.
     (2) Includes $52,470 in estimated deferred compensation.
     (3) Includes $13,118 in estimated deferred compensation.

     No Fund has any employees. Its officers are compensated by Nuveen Advisory or Nuveen.

                              INVESTMENT ADVISER

     Nuveen Advisory acts as investment adviser to each Fund, with responsibility for the overall management of each Fund. Its address is 333 West Wacker Drive, Chicago, Illinois 60606. Nuveen Advisory is also responsible for managing a Fund's business affairs and providing day-to-day administrative services to each Fund. For additional information regarding the management services performed by Nuveen Advisory, see "Management of the Fund" in a Fund's Prospectus.

     Nuveen Advisory is a wholly-owned subsidiary of Nuveen, which is also a co-managing underwriter of each Fund's shares. Nuveen is sponsor of the Nuveen Defined Portfolios, registered unit investment trusts, is the principal underwriter for the Nuveen Mutual Funds, and has served as co-managing underwriter for the shares of the Nuveen Exchange-Traded Funds. Over 1,300,000 individuals have invested to date in Nuveen's funds and trusts. Founded in 1898, Nuveen brings over a century of expertise to the municipal bond market. According to data from Strategic Insight, Nuveen is the leading sponsor of exchange-traded municipal bond funds as measured by number of funds (__) and fund assets under management ($__ billion). Overall, Nuveen and its affiliates manage or oversee more than $60 billion in assets in a variety of products. Nuveen is a subsidiary of The John Nuveen Company which, in turn, is approximately 78% owned by The St. Paul Companies, Inc. ("St. Paul"). St. Paul is a publicly-traded company located in St. Paul, Minnesota, and is principally engaged in providing property-liability insurance through subsidiaries.

     Pursuant to an investment management agreement between Nuveen Advisory and each Fund, each Fund has agreed to pay for the services and facilities provided by Nuveen Advisory an annual management fee, payable on a monthly basis, according to the following schedule:

Average Daily Net Asset Value                                      Management Fee
-----------------------------                                    ------------------
For the first $125 million                                             .6500%
For the next $125 million                                              .6375%
For the next $250 million                                              .6250%
For the next $500 million                                              .6125%
For the next $1 billion                                                .6000%
For assets over $2 billion                                             .5750%

     All fees and expenses are accrued daily and deducted before payment of dividends to investors. The investment management agreement has been approved by a majority of the disinterested trustees of each Fund and the sole shareholder of that Fund.

     For the first ten years of each Fund's operation, Nuveen Advisory has agreed to reimburse the Fund for fees and expenses in the amounts, and for the time periods, set forth below:

            Year Ending              Percentage            Year Ending           Percentage
             Sept. 30,               Reimbursed             Sept. 30,            Reimbursed
           -------------            ------------          -------------         -------------
               1999*                    .30%                  2005                  0.25%
               2000                     .30%                  2006                  0.20%
               2001                     .30%                  2007                  0.15%
               2002                     .30%                  2008                  0.10%
               2003                     .30%                  2009                  0.05%
               2004                     .30%

-----------------------
          *From the commencement of operations.


     Reducing Fund expenses in this manner will tend to increase the amount of income available for the Common Shareholders. Nuveen Advisory has not agreed to reimburse a Fund for any portion of its fees and expenses beyond September 30, 2009.

                            PORTFOLIO TRANSACTIONS

     Nuveen Advisory is responsible for decisions to buy and sell securities for a Fund and for the placement of a Fund's securities business, the negotiation of the prices to be paid for principal trades and the allocation of its transactions among various dealer firms. Portfolio securities will normally be purchased directly from an underwriter or in the over-the-counter market from the principal dealers in such securities, unless it appears that a better price or execution may be obtained through other means. Portfolio securities will not be purchased from Nuveen or its affiliates except in compliance with the 1940 Act.

     Each Fund expects that substantially all portfolio transactions will be effected on a principal (as opposed to an agency) basis and, accordingly, does not expect to pay any brokerage commissions. Purchases from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include the spread between the bid and asked price. It is the policy of Nuveen Advisory to seek the best execution under the circumstances of each trade. Nuveen Advisory evaluates price as the primary consideration, with the financial condition, reputation and responsiveness of the dealer considered secondary in determining best execution. Given the best execution obtainable, it will be Nuveen Advisory's practice to select dealers which, in addition, furnish research information (primarily credit analyses of issuers and general economic reports) and statistical and other services to Nuveen Advisory. It is not possible to place a dollar value on information and statistical and other services received from dealers. Since it is only supplementary to Nuveen Advisory's own research efforts, the receipt of research information is not expected to reduce significantly Nuveen Advisory's expenses. While Nuveen Advisory will be primarily responsible for the placement of the business of a Fund, the policies and practices of Nuveen Advisory in this regard must be consistent with the foregoing and will, at all times, be subject to review by the Board of Trustees of a Fund.

     Nuveen Advisory may manage other investment accounts and investment companies for other clients which have investment objectives similar to those of a Fund. Subject to applicable laws and regulations, Nuveen Advisory seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by a Fund and another advisory account. In making such allocations the main factors to be considered will be the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment and the size of investment commitments generally held. While this procedure could have a detrimental effect on the price or amount of the securities available to a Fund from time to time, it is the opinion of the Board of Trustees that the benefits available from Nuveen Advisory's organization will outweigh any disadvantage that may arise from exposure to simultaneous transactions.

     Under the 1940 Act, a Fund may not purchase portfolio securities from any underwriting syndicate of which Nuveen is a member except under certain limited conditions set forth in Rule 10f-3. The rule sets forth requirements relating to, among other things, the terms of an issue of municipal bonds purchased by a Fund, the amount of municipal bonds which may be purchased in any one issue and the assets of a Fund that may be invested in a particular issue. In addition, purchases of securities made pursuant to the terms of the Rule must be approved at least quarterly by the Board of Trustees of a Fund, including a majority of the members thereof who are not interested persons of that Fund.

                                 DISTRIBUTIONS

     As described in each Fund's Prospectus, initial distributions to Common Shareholders are expected to be declared approximately 45 days, and paid approximately 60 to 90 days, from the completion of the offering of the Common Shares, depending on market conditions. To permit a Fund to maintain a more stable monthly distribution, a Fund will initially (prior to its first distribution), and may from time to time thereafter, distribute less than the entire amount of net investment income earned in a particular period. Such undistributed net investment income would be available to supplement future distributions, including distributions which might otherwise have been reduced by a decrease in a Fund's monthly net income due to fluctuations in investment income or expenses, or due to an increase in the dividend rate on a Fund's outstanding MuniPreferred Shares. As a result, the distributions paid by a Fund for any particular period may be more or less than the amount of net investment income actually earned by a Fund during such period. Undistributed net investment income will be added to a Fund's net asset value and, correspondingly, distributions from undistributed net investment income will be deducted from a Fund's net asset value.

     For tax purposes, each Fund is currently required to allocate net capital gains and other taxable income, if any, between Common Shares and MuniPreferred Shares in proportion to total distributions paid to each class for the year in which such net capital gains or other taxable income is realized. For information relating to the impact of the issuance of MuniPreferred Shares on the distributions made by a Fund to Common Shareholders, see a Fund's Prospectus under "MuniPreferred Shares and Leverage."

     While any MuniPreferred Shares are outstanding, a Fund may not declare any cash dividend or other distribution on its Common Shares unless at the time of such declaration (1) all accumulated dividends on the MuniPreferred Shares have been paid and (2) the net asset value of a Fund's portfolio (determined after deducting the amount of such dividend or other distribution) is at least 200% of the liquidation value of any outstanding MuniPreferred Shares. This latter limitation on a Fund's ability to make distributions on its Common Shares could under certain circumstances impair the ability of a Fund to maintain its qualification for taxation as a regulated investment company. See "Tax Matters."

                             DESCRIPTION OF SHARES

Common Shares

     Each Fund's Declaration of Trust (each a "Declaration") authorizes the issuance of an unlimited number of Common Shares, par value $.01 per share. All Common Shares of a Fund have equal rights as to the payment of dividends and the distribution of assets upon liquidation of that Fund. Common Shares will, when issued, be fully paid and, subject to matters discussed in "Certain Provisions in the Declaration of Trust," non-assessable, and will have no pre-emptive or conversion rights or rights to cumulative voting. At any time when a Fund's MuniPreferred Shares are outstanding, Common Shareholders will not be entitled to receive any distributions from the Fund unless all accrued dividends on MuniPreferred Shares have been paid, and unless asset coverage (as defined in the 1940 Act) with respect to MuniPreferred Shares would be at least 200% after giving effect to such distributions. See "MuniPreferred Shares" below.

     The Common Shares have been approved for listing on the New York Stock Exchange, subject to notice of issuance. Each Fund intends to hold annual meetings of shareholders so long as the Common Shares are listed on a national securities exchange and such meetings are required as a condition to such listing.

     Shares of closed-end investment companies may frequently trade at prices lower than net asset value. Shares of closed-end investment companies like the Fund that invest predominately in investment grade municipal bonds have during some periods traded at prices higher than net asset value and during other periods have traded at prices lower than net asset value. There can be no assurance that Common Shares or shares of other municipal funds will trade at a price higher than net asset value in the future. Net asset value will be reduced immediately following the offering after payment of the sales load and organization and offering expenses. Net asset value generally increases when interest rates decline, and decreases when interest rates rise, and these changes are likely to be greater in the case of a fund having a leveraged capital structure. Whether investors will realize gains or losses upon the sale of Common Shares will not depend upon a Fund's net asset value but will depend entirely upon whether the market price of the Common Shares at the time of sale is above or below the original purchase price for the shares. Since the market price of a Fund's Common Shares will be determined by factors beyond the control of a Fund, a Fund cannot predict whether the Common Shares will trade at, below, or above net asset value or at, below or above the initial public offering price. Accordingly, the Common Shares are designed primarily for long-term investors, and investors in the Common Shares should not view a Fund as a vehicle for trading purposes. See "Repurchase of Fund Shares; Conversion to Open-End Fund" and a Fund's Prospectus under "MuniPreferred Shares and Leverage" and "The Fund's Investments--Municipal Bonds."

MuniPreferred Shares

     The Declaration authorizes the issuance of an unlimited number of MuniPreferred Shares, par value $.01 per share, in one or more classes or series, with rights as determined by the Board of Trustees of a Fund, by action of the Board of Trustees without the approval of the Common Shareholders.

     Each Fund's Board of Trustees has indicated its intention to authorize an offering of MuniPreferred Shares (representing approximately 35% of a Fund's capital immediately after the time the MuniPreferred Shares are issued) within approximately one to three months after completion of the offering of Common Shares, subject to market conditions and to the Board's continuing belief that leveraging a Fund's capital structure through the issuance of MuniPreferred Shares is likely to achieve the benefits to the Common Shareholders described in this Statement of Additional Information. Although the terms of the MuniPreferred Shares, including their dividend rate, voting rights, liquidation preference and redemption provisions, will be determined by the Board of Trustees (subject to applicable law and a Fund's Declaration) if and when it authorizes a MuniPreferred Shares offering, each Board has stated that the initial series of MuniPreferred Shares would likely pay cumulative dividends at relatively shorter-term periods (such as 7 days); by providing for the periodic redetermination of the dividend rate through an auction or remarketing procedure. The Board of Trustees of each Fund has indicated that the liquidation preference, preference on distribution, voting rights and redemption provisions of the MuniPreferred Shares will likely be as stated below.

     Distribution Preference. The MuniPreferred Shares have complete priority over the Common Shares as to distribution of assets.

     Liquidation Preference. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of a Fund, holders of MuniPreferred Shares will be entitled to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus accumulated and unpaid dividends thereon, whether or not earned or declared) before any distribution of assets is made to holders of Common Shares. After payment of the full amount of the liquidating distribution to which they are entitled, holders of MuniPreferred Shares will not be entitled to any further participation in any distribution of assets by a Fund. A consolidation or merger of a Fund with or into any Massachusetts business trust or corporation or a sale of all or substantially all of the assets of a Fund shall not be deemed to be a liquidation, dissolution or winding up of a Fund.

     Voting Rights. In connection with any issuance of MuniPreferred Shares, a Fund must comply with Section 18(i) of the 1940 Act which requires, among other things, that MuniPreferred Shares be voting shares and have equal voting rights with Common Shares. Except as otherwise indicated in this Statement of Additional Information and except as otherwise required by applicable law, holders of MuniPreferred Shares will vote together with Common Shareholders as a single class.

     In connection with the election of a Fund's trustees, holders of MuniPreferred Shares, voting as a separate class, will be entitled to elect two of a Fund's trustees, and the remaining trustees shall be elected by Common Shareholders and holders of MuniPreferred Shares, voting together as a single class. In addition, if at any time dividends on a Fund's outstanding MuniPreferred Shares shall be unpaid in an amount equal to two full years' dividends thereon, the holders of all outstanding MuniPreferred Shares, voting as a separate class, will be entitled to elect a majority of a Fund's trustees until all dividends in arrears have been paid or declared and set apart for payment.

     The affirmative vote of the holders of a majority of a Fund's outstanding MuniPreferred Shares of any class or series, as the case may be, voting as a separate class, will be required to, among other things (1) take certain actions which would affect the preferences, rights, or powers of such class or series or
(2) authorize or issue any class or series ranking prior to the MuniPreferred Shares. Except as may otherwise be required by law, (1) the affirmative vote of the holders of at least two-thirds of a Fund's MuniPreferred Shares outstanding at the time, voting as a separate class, will be required to approve any conversion of a Fund from a closed-end to an open-end investment company and (2) the affirmative vote of the holders of at least two-thirds of the outstanding MuniPreferred Shares, voting as a separate class, shall be required to approve any plan of reorganization (as such term is used in the 1940 Act) adversely affecting such shares, provided however, that such separate class vote shall be a majority vote if the action in question has previously been approved, adopted or authorized by the affirmative vote of two-thirds of the total number of Trustees fixed in accordance with the Declaration or the By-laws. The affirmative vote of the holders of a majority of the outstanding MuniPreferred Shares, voting as a separate class, shall be required to approve any action not described in the preceding sentence requiring a vote of security holders under
Section 13(a) of the 1940 Act including, among other things, changes in a Fund's investment objectives or changes in the investment restrictions described as fundamental policies under "Investment Objectives and Policies--Investment Restrictions." The class or series vote of holders of MuniPreferred Shares described above shall in each case be in addition to any separate vote of the requisite percentage of Common Shares and MuniPreferred Shares necessary to authorize the action in question.

     The foregoing voting provisions will not apply with respect to a Fund's MuniPreferred Shares if, at or prior to the time when a vote is required, such shares shall have been (1) redeemed or (2) called for redemption and sufficient funds shall have been deposited in trust to effect such redemption.

     Redemption, Purchase and Sale of MuniPreferred Shares by a Fund. The terms of the MuniPreferred Shares may provide that they are redeemable at certain times, in whole or in part, at the original purchase price per share plus accumulated dividends, that a Fund may tender for or purchase MuniPreferred Shares and that a Fund may subsequently resell any shares so tendered for or purchased. Any redemption or purchase of MuniPreferred Shares by a Fund will reduce the leverage applicable to Common Shares, while any resale of shares by a Fund will increase such leverage.

     The discussion above describes each Fund's Board of Trustees' present intention with respect to a possible offering of MuniPreferred Shares. If the Board of Trustees determines to authorize such an offering, the terms of the MuniPreferred Shares may be the same as, or different from, the terms described above, subject to applicable law and a Fund's Declaration.

                 CERTAIN PROVISIONS IN THE DECLARATION OF TRUST

     Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of a Fund. However, the Declaration contains an express disclaimer of shareholder liability for debts or obligations of a Fund and requires that notice of such limited liability be given in each agreement, obligation or instrument entered into or executed by the Fund or the trustees. The Declaration further provides for indemnification out of the assets and property of a Fund for all loss and expense of any shareholder held personally liable for the obligations of a Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. Each Fund believes that the likelihood of such circumstances is very remote.

     The Declaration includes provisions that could limit the ability of other entities or persons to acquire control of a Fund. Specifically, the Declaration requires a vote by holders of at least two-thirds of the Common Shares and MuniPreferred Shares, voting together as a single class, except as described below, to authorize (1) a conversion of a Fund from a closed-end to an open-end investment company, (2) a merger or consolidation of a Fund, or a series or class of a Fund, with any corporation, association, trust or other organization or a reorganization or recapitalization of a Fund, or a series or class of a Fund, (3) a sale, lease or transfer of all or substantially all of a Fund's assets (other than in the regular course of a Fund's investment activities), (4) in certain circumstances, a termination of a Fund, or a series or class of a Fund or (5) removal of trustees, and then only for cause, unless, with respect to (1) through (4), such transaction has already been authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration or the By-laws, in which case the affirmative vote of the holders of at least a majority of a Fund's Common Shares and MuniPreferred Shares outstanding at the time, voting together as a single class, is required, provided, however, that where only a particular class or series is affected (or, in the case of removing a trustee, when the trustee has been elected by only one class), only the required vote by the applicable class or series will be required. None of the foregoing provisions may be amended except by the vote of at least two-thirds of the Common Shares and MuniPreferred Shares, voting together as a single class. In the case of the conversion of a Fund to an open-end investment company, or in the case of any of the foregoing transactions constituting a plan of reorganization which adversely affects the holders of MuniPreferred Shares, the action in question will also require the affirmative vote of the holders of at least two-thirds of the Fund's MuniPreferred Shares outstanding at the time, voting as a separate class, or, if such action has been authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration or the By-laws, the affirmative vote of the holders of at least a majority of a Fund's MuniPreferred Shares outstanding at the time, voting as a separate class. The votes required to approve the conversion of a Fund from a closed-end to an open-end investment company or to approve transactions constituting a plan of reorganization which adversely affects the holders of MuniPreferred Shares are higher than those required by the 1940 Act. The Board of Trustees believes that the provisions of the Declaration relating to such higher votes are in the best interest of a Fund and its shareholders.

     The provisions of the Declaration described above could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over market value by discouraging a third party from seeking to obtain control of a Fund in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a third party. They provide, however, the advantage of potentially requiring persons seeking control of a Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of a Fund's investment objectives and policies. The Board of Trustees of a Fund has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of a Fund and its Common Shareholders.

     Reference should be made to the Declaration on file with the Securities and Exchange Commission for the full text of these provisions.

     The Declaration provides that the obligations of a Fund are not binding upon the trustees of a Fund individually, but only upon the assets and property of a Fund, and that the trustees shall not be liable for errors of judgment or mistakes of fact or law. Nothing in the Declaration, however, protects a trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

             REPURCHASE OF FUND SHARES; CONVERSION TO OPEN-END FUND

     Each Fund is a closed-end investment company and as such its shareholders will not have the right to cause a Fund to redeem their shares. Instead, a Fund's Common Shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, price, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because shares of a closed-end investment company may frequently trade at prices lower than net asset value, each Fund's Board of Trustees has currently determined that, at least annually, it will consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of Common Shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares at net asset value, or the conversion of a Fund to an open-end investment company. There can be no assurance, however, that the Board of Trustees will decide to take any of these actions, or that share repurchases or tender offers, if undertaken, will reduce market discount.

     Notwithstanding the foregoing, at any time when a Fund's MuniPreferred Shares are outstanding, the Fund may not purchase, redeem or otherwise acquire any of its Common Shares unless (1) all accrued MuniPreferred Shares dividends have been paid and (2) at the time of such purchase, redemption or acquisition, the net asset value of the Fund's portfolio (determined after deducting the acquisition price of the Common Shares) is at least 200% of the liquidation value of the outstanding MuniPreferred Shares (expected to equal the original purchase price per share plus any accrued and unpaid dividends thereon). The staff of the Securities and Exchange Commission currently requires that any tender offer made by a closed-end investment company for its shares must be at a price equal to the net asset value of such shares on the close of business on the last day of the tender offer. Any service fees incurred in connection with any tender offer made by a Fund will be borne by a Fund and will not reduce the stated consideration to be paid to tendering shareholders.

     Subject to its investment limitations, a Fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by a Fund in anticipation of share repurchases or tenders will reduce a Fund's net income. Any share repurchase, tender offer or borrowing that might be approved by the Board of Trustees would have to comply with the Securities Exchange Act of 1934, as amended, and the 1940 Act and the rules and regulations thereunder.

     Although the decision to take action in response to a discount from net asset value will be made by the Board of a Fund at the time it considers such issue, it is each Board's present policy, which may be changed by the Board, not to authorize repurchases of Common Shares or a tender offer for such shares if
(1) such transactions, if consummated, would (a) result in the delisting of the Common Shares from the New York Stock Exchange, or (b) impair a Fund's status as a regulated investment company under the Code (which would make a Fund a taxable entity, causing a Fund's income to be taxed at the corporate level in addition to the taxation of shareholders who receive dividends from a Fund) or as a registered closed-end investment company under the 1940 Act; (2) a Fund would not be able to liquidate portfolio securities in an orderly manner and consistent with a Fund's investment objectives and policies in order to repurchase shares; or (3) there is, in the Board's judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting a Fund, (b) general suspension of or limitation on prices for trading securities on the New York Stock Exchange, (c) declaration of a banking moratorium by Federal or state authorities or any suspension of payment by United States or state banks in which the Fund invests, (d) material limitation affecting a Fund or the issuers of its portfolio securities by Federal or state authorities on the extension of credit by lending institutions or on the exchange of foreign currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States, or (f) other event or condition which would have a material adverse effect (including any adverse tax effect) on a Fund or its shareholders if shares were repurchased. The Board of Trustees of each Fund may in the future modify these conditions in light of experience.

     Conversion to an open-end company would require the approval of the holders of at least two-thirds of a Fund's Common Shares and MuniPreferred Shares outstanding at the time, voting together as a single class, and of the holders of at least two-thirds of a Fund's MuniPreferred Shares outstanding at the time, voting as a separate class, provided however, that such separate class vote shall be a majority vote if the action in question has previously been approved, adopted or authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration or By-laws. See the Prospectus under "Description of Shares--Certain Provisions in the Declaration of Trust" for a discussion of voting requirements applicable to conversion of a Fund to an open-end company. If a Fund converted to an open-end company, it would be required to redeem all MuniPreferred Shares then outstanding, and a Fund's Common Shares would no longer be listed on the New York Stock Exchange. Shareholders of an open-end investment company may require the company to redeem their shares on any business day (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of redemption. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end companies typically engage in a continuous offering of their shares. Open-end companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management. The Board of Trustees of each Fund may at any time propose conversion of the Fund to an open-end company depending upon their judgment as to the advisability of such action in light of circumstances then prevailing.

     The repurchase by a Fund of its shares at prices below net asset value will result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that share repurchases or tenders at or below net asset value will result in a Fund's shares trading at a price equal to their net asset value. Nevertheless, the fact that a Fund's shares may be the subject of repurchase or tender offers at net asset value from time to time, or that a Fund may be converted to an open-end company, may reduce any spread between market price and net asset value that might otherwise exist.

     In addition, a purchase by a Fund of its Common Shares will decrease the Fund's total assets which would likely have the effect of increasing the Fund's expense ratio. Any purchase by a Fund of its Common Shares at a time when MuniPreferred Shares are outstanding will increase the leverage applicable to the outstanding Common Shares then remaining. See each Fund's Prospectus under "Concentration Risk" and "Leverage Risk."

     Before deciding whether to take any action if a Fund's Common Shares trade below net asset value, the Board of that Fund would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund's portfolio, the impact of any action that might be taken on the Fund or its shareholders and market considerations. Based on these considerations, even if a Fund's shares should trade at a discount, the Board of Trustees may determine that, in the interest of the Fund and its shareholders, no action should be taken.

                                  TAX MATTERS

Federal Income Tax Matters

     The following discussion of federal income tax matters is based upon the advice of Bell, Boyd & Lloyd, special counsel to each Fund.

     Each Fund intends to qualify under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), for tax treatment as a regulated investment company. In order to qualify as a regulated investment company, a Fund must satisfy certain requirements relating to the source of its income, diversification of its assets, and distributions of its income to Common Shareholders. First, a Fund must derive at least 90% of its annual gross income (including tax-exempt interest) from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including but not limited to gains from options and futures) derived with respect to its business of investing in such stock, securities or currencies (the "90% gross income test"). Second, a Fund must diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets is comprised of cash, cash items, United States Government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the total assets is invested in the securities of any one issuer (other than United States Government securities and securities of other regulated investment companies) or two or more issuers controlled by a Fund and engaged in the same, similar or related trades or business.

     As a regulated investment company, a Fund will not be subject to federal income tax in any taxable year for which it distributes at least 90% of the sum of (i) its "investment company taxable income" (which includes dividends, taxable interest, taxable original issue discount and market discount income, income from securities lending, net short-term capital gain in excess of long-term capital loss, and any other taxable income other than "net capital gain" (as defined below) and is reduced by deductible expenses) and (ii) its net tax-exempt interest (the excess of its gross tax-exempt interest income over certain disallowed deductions). A Fund may retain for investment its net capital gain (which consists of the excess of its net long-term capital gain over its short-term capital loss). However, if a Fund retains any net capital gain or any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If a Fund retains any capital gain, it may designate the retained amount as undistributed capital gains in a notice to its Common Shareholders who, if subject to federal income tax on long-term capital gains, (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their share of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by a Fund against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a Common Shareholder of a Fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the Common Shareholder's gross income and the tax deemed paid by the Common Shareholder under clause (ii) of the preceding sentence. Each

Fund intends to distribute at least annually to its Common Shareholders all or substantially all of its net tax-exempt interest and any investment company taxable income and net capital gain.

     Treasury regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain, i.e., the excess of net long-term capital gain over net short-term capital loss for any taxable year, to elect (unless it has made a taxable year election for excise tax purposes as discussed below) to treat all or part of any net capital loss, any net long-term capital loss or any net foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year.

     Distributions by a Fund of net interest received from certain taxable temporary investments (such as certificates of deposit, commercial paper and obligations of the U.S. Government, its agencies and instrumentalities) and net short-term capital gains realized by a Fund, if any, will be taxable to Common Shareholders as ordinary income whether received in cash or additional shares. Any net long-term capital gains realized by a Fund and distributed to Common Shareholders in cash or additional shares will be taxable to Common Shareholders as long-term capital gains regardless of the length of time investors have owned shares of the Fund. Distributions by a Fund that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the Common Shareholder's tax basis in his or her shares. Any excess will be treated as gain from the sale of his or her shares, as discussed below.

     If a Fund engages in hedging transactions involving financial futures and options, these transactions will be subject to special tax rules, the effect of which may be to accelerate income to a Fund, defer a Fund's losses, cause adjustments in the holding periods of a Fund's securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to Common Shareholders.

     Prior to purchasing shares in a Fund, an investor should carefully consider the impact of dividends or distributions which are expected to be or have been declared, but not paid. Any dividend or distribution declared shortly after a purchase of such shares prior to the record date will have the effect of reducing the per share net asset value by the per share amount of the dividend or distribution.

     Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to Common Shareholders of record on a specified date in one of those months and paid during the following January, will be treated as having been distributed by a Fund (and received by the Common Shareholders) on December 31.

     The redemption or exchange of Common Shares normally will result in capital gain or loss to the Common Shareholders. Generally, a Common Shareholder's gain or loss will be long-term gain or loss if the shares have been held for more than one year. Present law taxes both long- and short-term capital gains of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, however, net capital gains (i.e., the excess of net long-term capital gain over net short-term capital loss) with respect to securities will be taxed at a maximum rate of 20%, while short-term capital gains and other ordinary income will be taxed at a maximum rate of 39.6%. Because of the limitations on itemized deductions and the deduction for personal exemptions applicable to higher income taxpayers, the effective tax rate may be higher in certain circumstances.

     All or a portion of a sales charge paid in purchasing Common Shares cannot be taken into account for purposes of determining gain or loss on the redemption or exchange of such shares within 90 days after their purchase to the extent Common Shares or shares of another fund are subsequently acquired without payment of a sales charge pursuant to the reinvestment or exchange privilege. Any disregarded portion of such charge will result in an increase in the Common Shareholder's tax basis in the shares subsequently acquired. In addition, no loss will be allowed on the redemption or exchange of Common Shares if the Common Shareholder purchases other shares of a Fund (whether through reinvestment of distributions or otherwise) or the Common Shareholder acquires or enters into a contract or option to acquire securities that are substantially identical to shares of a Fund within a period of 61 days beginning 30 days before and ending 30 days after such redemption or exchange. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

     In order to avoid a 4% federal excise tax, a Fund must distribute or be deemed to have distributed by December 31 of each calendar year at least 98% of its taxable ordinary income for such year, at least 98% of the excess of its realized capital gains over its realized capital losses (generally computed on the basis of the one-year period ending on October 31 of such year) and 100% of any taxable ordinary income and any excess of realized capital gains over realized capital losses for the prior year that was not distributed during such year and on which a Fund paid no federal income tax. For purposes of the excise tax, a regulated investment company may reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year. Each Fund intends to make timely distributions in compliance with these requirements and consequently it is anticipated that it generally will not be required to pay the excise tax.

     If in any year a Fund should fail to qualify under Subchapter M for tax treatment as a regulated investment company, a Fund would incur a regular corporate federal income tax upon its income for that year, and distributions to its Common Shareholders would be taxable to Common Shareholders as ordinary dividend income for federal income tax purposes to the extent of the Fund's earnings and profits.

     Each Fund is required in certain circumstances to withhold 31% of taxable dividends and certain other payments paid to non-corporate holders of shares who have not furnished to a Fund their correct taxpayer identification number (in the case of individuals, their Social Security number) and certain certifications, or who are otherwise subject to backup withholding.

     The foregoing is a general and abbreviated summary of the provisions of the Code and Treasury Regulations presently in effect as they directly govern the taxation of the Fund and its Common Shareholders. For complete provisions, reference should be made to the pertinent Code sections and Treasury Regulations. The Code and Treasury Regulations are subject to change by legislative or administrative action, and any such change may be retroactive with respect to Fund transactions. Common Shareholders are advised to consult their own tax

Advisers for more detailed information concerning the federal taxation of the Fund and the income tax consequences to its Common Shareholders.

State Tax Matters

     Tax matters pertaining to Arizona are set forth in Appendix E-1; tax matters pertaining to California are set forth in Appendix E-2; tax matters pertaining to Connecticut are set forth in Appendix E-3; tax matters pertaining to Florida are set forth in Appendix E-4; tax matters pertaining tax matters to Maryland are set forth in Appendix E-5; pertaining to Massachusetts are set forth in Appendix E-6; tax matters pertaining to Michigan are set forth in Appendix E-7; tax matters pertaining to New Jersey are set forth in Appendix E-8; tax matters pertaining to New York are set forth in Appendix E-9; tax matters pertaining to North Carolina are set forth in Appendix E-10; tax matters pertaining to Ohio are set forth in Appendix E-11; tax matters pertaining to Pennsylvania are set forth in Appendix E-12; and tax matters pertaining to Virginia are set forth in Appendix E-13.

                PERFORMANCE RELATED AND COMPARATIVE INFORMATION

     A Fund may be a suitable investment for a shareholder who is thinking of adding bond investments to his portfolio to balance the appreciated stocks that the shareholder is holding. Arizona, California, Connecticut, Florida, Maryland, Massachusetts, Michigan, New Jersey, New York, North Carolina, Ohio, Pennsylvania and Virginia municipal bonds can provide double tax-free income (exempt from both regular federal and state income taxes) for residents of those states. Because a Fund expects that a substantial portion of its investments will pay interest that is taxable under the federal alternative minimum tax, the Fund may not be a suitable investment for shareholders that are subject to the federal alternative minimum tax.

     A Fund may quote certain performance-related information and may compare certain aspects of its portfolio and structure to other substantially similar closed-end funds as categorized by Lipper, Inc. ("Lipper"), Morningstar or other independent services. Comparison of a Fund to an alternative investment should be made with consideration of differences in features and expected performance. A Fund may obtain data from sources or reporting services, such as Bloomberg Financial ("Bloomberg") and Lipper, that a Fund believes to be generally accurate.

     Past performance is not indicative of future results. At the time Common Shareholders sell their shares, they may be worth more or less than their original investment.

See Appendix F for additional performance related and comparative information.

                                    EXPERTS

     The Statement of Net Assets of each Fund as of September __, 1999 appearing in this Statement of Additional Information has been audited by Ernst & Young LLP, 223 South Wacker Drive, Chicago, Illinois 60606, independent auditors, as set forth in their report thereon appearing elsewhere herein, and is included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing. Ernst & Young LLP provides accounting and auditing services to each Fund.

                             ADDITIONAL INFORMATION

     Registration Statements on Form N-2, including amendments thereto, relating to the shares of each Fund offered hereby, have been filed by each Fund with the Securities and Exchange Commission (the "Commission"), Washington, D.C. Each Fund's Prospectus and this Statement of Additional Information do not contain all of the information set forth in the Registration Statements, including any exhibits and schedules thereto. For further information with respect to a Fund and the shares offered hereby, reference is made to that Fund's Registration Statement. Statements contained in a Fund's Prospectus and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statements, each such statement being qualified in all respects by such reference. Copies of the Registration Statements may be inspected without charge at the Commission's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the Commission upon the payment of certain fees prescribed by the Commission.

                         REPORT OF INDEPENDENT AUDITORS

To the Board of Trustees and Shareholder
                Nuveen Insured Dividend Advantage Municipal Fund

[TO COME]

                NUVEEN INSURED DIVIDEND ADVANTAGE MUNICIPAL FUND

                              FINANCIAL STATEMENTS

[TO COME]

                         REPORT OF INDEPENDENT AUDITORS

To the Board of Trustees and Shareholder
                Nuveen Arizona Dividend Advantage Municipal Fund

[TO COME]

                NUVEEN ARIZONA DIVIDEND ADVANTAGE MUNICIPAL FUND

                              FINANCIAL STATEMENTS

[TO COME]

                         REPORT OF INDEPENDENT AUDITORS

To the Board of Trustees and Shareholder
             Nuveen California Dividend Advantage Municipal Fund 2

[TO COME]

             NUVEEN CALIFORNIA DIVIDEND ADVANTAGE MUNICIPAL FUND 2

                              FINANCIAL STATEMENTS

[TO COME]

                         REPORT OF INDEPENDENT AUDITORS

To the Board of Trustees and Shareholder

              Nuveen Connecticut Dividend Advantage Municipal Fund

[TO COME]

              NUVEEN CONNECTICUT DIVIDEND ADVANTAGE MUNICIPAL FUND

                              FINANCIAL STATEMENTS

[TO COME]

                         REPORT OF INDEPENDENT AUDITORS

To the Board of Trustees and Shareholder
                Nuveen Florida Dividend Advantage Municipal Fund

[TO COME]

                NUVEEN FLORIDA DIVIDEND ADVANTAGE MUNICIPAL FUND

                              FINANCIAL STATEMENTS

[TO COME]

                         REPORT OF INDEPENDENT AUDITORS

To the Board of Trustees and Shareholder
               Nuveen Maryland Dividend Advantage Municipal Fund

[TO COME]

               NUVEEN MARYLAND DIVIDEND ADVANTAGE MUNICIPAL FUND

                              FINANCIAL STATEMENTS

[TO COME]

                         REPORT OF INDEPENDENT AUDITORS

To the Board of Trustees and Shareholder
             Nuveen Massachusetts Dividend Advantage Municipal Fund

[TO COME]

             NUVEEN MASSACHUSETTS DIVIDEND ADVANTAGE MUNICIPAL FUND

                              FINANCIAL STATEMENTS

[TO COME]

                         REPORT OF INDEPENDENT AUDITORS

To the Board of Trustees and Shareholder
               Nuveen Michigan Dividend Advantage Municipal Fund

[TO COME]

               NUVEEN MICHIGAN DIVIDEND ADVANTAGE MUNICIPAL FUND

                              FINANCIAL STATEMENTS

[TO COME]

                         REPORT OF INDEPENDENT AUDITORS

To the Board of Trustees and Shareholder
              Nuveen New Jersey Dividend Advantage Municipal Fund

[TO COME]

              NUVEEN NEW JERSEY DIVIDEND ADVANTAGE MUNICIPAL FUND

                              FINANCIAL STATEMENTS

[TO COME]

                         REPORT OF INDEPENDENT AUDITORS

To the Board of Trustees and Shareholder
           Nuveen Insured New York Dividend Advantage Municipal Fund

[TO COME]

           NUVEEN INSURED NEW YORK DIVIDEND ADVANTAGE MUNICIPAL FUND

                              FINANCIAL STATEMENTS

[TO COME]

                         REPORT OF INDEPENDENT AUDITORS

To the Board of Trustees and Shareholder
            Nuveen North Carolina Dividend Advantage Municipal Fund

[TO COME]

            NUVEEN NORTH CAROLINA DIVIDEND ADVANTAGE MUNICIPAL FUND

                              FINANCIAL STATEMENTS

[TO COME]

                         REPORT OF INDEPENDENT AUDITORS

To the Board of Trustees and Shareholder
                 Nuveen Ohio Dividend Advantage Municipal Fund

[TO COME]

                 NUVEEN OHIO DIVIDEND ADVANTAGE MUNICIPAL FUND

                              FINANCIAL STATEMENTS

[TO COME]

                         REPORT OF INDEPENDENT AUDITORS

To the Board of Trustees and Shareholder
             Nuveen Pennsylvania Dividend Advantage Municipal Fund

[TO COME]

             NUVEEN PENNSYLVANIA DIVIDEND ADVANTAGE MUNICIPAL FUND

                              FINANCIAL STATEMENTS

[TO COME]

                         REPORT OF INDEPENDENT AUDITORS

To the Board of Trustees and Shareholder
               Nuveen Virginia Dividend Advantage Municipal Fund

[TO COME]

               NUVEEN VIRGINIA DIVIDEND ADVANTAGE MUNICIPAL FUND

                              FINANCIAL STATEMENTS

[TO COME]

                                   APPENDIX A

Ratings of Investments

Standard & Poor's Corporation--A brief description of the applicable Standard & Poor's Corporation ("S&P") rating symbols and their meanings (as published by S&P) follows:

Long Term Debt

An S&P corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

The ratings are based, in varying degrees, on the following considerations:

     1. Likelihood of default--capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

     2.   Nature of and provisions of the obligation;

     3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Investment Grade

AAA Debt rated `AAA' has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA Debt rated `AA' has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A Debt rated `A' has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB Debt rated `BBB' is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Speculative Grade Rating

Debt rated `BB', `B', `CCC', `CC' and `C' is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. `BB' indicates the least degree of speculation and `C' the highest. While such debt will likely have some quality and protective characteristics these are outweighed by major uncertainties or major exposures to adverse conditions.

BB Debt rated `BB' has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

     The `BB' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied `BBB--' rating.

B Debt rated `B' has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

     The `B' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied `BB' or `BB--' rating.

CCC Debt rated `CCC' has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

     The `CCC' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied `B' or `B--' rating.

CC The rating `CC' typically is applied to debt subordinated to senior debt that is assigned an actual or implied `CCC' debt rating.

C The rating `C' typically is applied to debt subordinated to senior debt which is assigned an actual or implied `CCC--' debt rating. The `C' rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI The rating `CI' is reserved for income bonds on which no interest is being paid.

D Debt rated `D' is in payment default. The `D' rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The `D' rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or Minus (--): The ratings from `AA' to `CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Provisional Ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise judgment with respect to such likelihood and risk.

L The letter `L' indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is federally insured by the Federal Savings & Loan Insurance Corp. or the Federal Deposit Insurance Corp.* and interest is adequately collateralized. In the case of certificates of deposit the letter `L' indicates that the deposit, combined with other deposits being held in the same right and capacity will be honored for principal and accrued pre-default interest up to the federal insurance limits within 30 days after closing of the insured institution or, in the event that the deposit is assumed by a successor insured institution, upon maturity.

* Continuance of the rating is contingent upon S&P's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flow.

NR Indicates no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

Municipal Notes

An S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

     -- Amortization schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note).

     -- Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

Note rating symbols are as follows:

SP-1 Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2  Satisfactory capacity to pay principal and interest.

SP-3  Speculative capacity to pay principal and interest.

A note rating is not a recommendation to purchase, sell, or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information or based on other circumstances.

Commercial Paper

An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. These categories are as follows:

A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B Issues rated "B" are regarded as having only speculative capacity for timely payment.

C This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

A commercial rating is not a recommendation to purchase, sell, or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information or based on other circumstances.

Moody's Investors Service, Inc.--A brief description of the applicable Moody's Investors Service, Inc. ("Moody's") rating symbols and their meanings (as published by Moody's) follows:

Municipal Bonds

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Con(.) Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating category from Aa to B in the public finance sectors. The modifier 1 indicates that the issuer is in the higher end of its letter rating category; the modifier 2 indicates a mid-range ranking; the modifier 3 indicates that the issuer is in the lower end of the letter ranking category.

Short-Term Loans

MIG 1/VMIG 1 This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broadbased access to the market for refinancing.

MIG 2/VMIG 2 This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3/VMIG 3 This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well-established.

MIG 4/VMIG 4 This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

S.G.    This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

Commercial Paper

Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

     --  Leading market positions in well-established industries.

     --  High rates of return on funds employed.

     -- Conservative capitalization structures with moderate reliance on debt and ample asset protection.

     -- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

     -- Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

     Fitch IBCA, Inc.--A brief description of the applicable Fitch IBCA, Inc. ("Fitch") ratings symbols and meanings (as published by Fitch) follows:

Long-Term Credit Ratings

Investment Grade

AAA Highest credit quality. `AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. `AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. `A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB Good credit quality. `BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB Speculative. `BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B Highly speculative. `B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A `CC' rating indicates that default of some kind appears probable. `C' ratings signal imminent default.

DDD, DD, and D Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. `DDD' obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. `DD' indicates potential recoveries in the range of 50%-90%, and `D' the lowest recovery potential, i.e., below 50%. Entities rated in this category have defaulted on some or all of their obligations. Entities rated `DDD' have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated `DD' and `D' are generally undergoing a formal reorganization or liquidation process; those rated `DD' are likely to satisfy a higher portion of their outstanding obligations, while entities rated `D' have a poor prospect for repaying all obligations.

Short-Term Credit Ratings

A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1 Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D    Default. Denotes actual or imminent payment default.

Notes:

"+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the `AAA' long-term rating category, to categories below `CCC', or to short-term ratings other than `F1'. `NR' indicates that Fitch IBCA does not rate the issuer or issue in question. `Withdrawn': A rating is withdrawn when Fitch IBCA deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

RatingAlert: Ratings are placed on RatingAlert to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. RatingAlert is typically resolved over a relatively short period.

                                  APPENDIX B

                        TAXABLE EQUIVALENT YIELD TABLE

     The taxable equivalent yield is the current yield you would need to earn on a taxable investment in order to equal a stated tax-free yield on a municipal investment. To assist you to more easily compare municipal investments like a Fund with taxable alternative investments, the table below presents the taxable equivalent yields for a range of hypothetical tax-free yields and tax rates:

Taxable Equivalent of Tax-Free Yields

Tax Free Yields


Tax Rate       4.00%        4.50%       5.00%       5.50%      6.00%
--------------------------------------------------------------------
  28.0%        5.56%        6.25%       6.94%       7.64%      8.33%
  31.0%        5.80%        6.52%       7.25%       7.97%      8.70%
  36.0%        6.25%        7.03%       7.81%       8.59%      9.38%
  39.6%        6.62%        7.45%       8.28%       9.11%      9.93%

                                    ARIZONA



                                                    Federal         State         Combined
                                                      Tax            Tax             Tax
Single Return Bracket    Joint Return Bracket        Rate           Rate*           Rate*
---------------------    --------------------    ------------    -----------    -------------



---------------------

* [Insert any Arizona-specific notes from local counsel.] The State Tax Rates are those for [1998]. Please note that the table does not reflect (i) any federal or state limitations on the amounts of allowable itemized deductions, phase-outs of personal or dependent exemption credits or other allowable credits, (ii) any local taxes imposed, or (iii) any taxes other than personal income taxes. The table assumes that federal taxable income is equal to state income subject to tax, and in cases where more than one state rate falls within a federal bracket, the highest state rate corresponding to the highest income within that federal bracket is used.

                                  CALIFORNIA

    Federal Single    Federal Joint       Federal         State        Combined
   Return Bracket*    Return Bracket*     Tax Rate     Tax Rate**     Tax Rate**
   ---------------    ---------------     ---------    ----------     ----------
         $0-25,750          $0-43,050       15.00%        6.00%          20.10%
     25,751-62,450     43,051-104,050       28.00%        9.30%          34.70%
    62,451-130,250    104,051-158,550       31.00%        9.30%          37.42%
   130,251-283,150    158,551-283,150       36.00%        9.30%          41.95%
      Over 283,150       Over 283,150       39.60%        9.30%          45.22%

___________________

*    The federal tax brackets shown are for 1999.

** The State Tax Rates used to determine the rates shown in the State Tax Rate and Combined Tax Rate columns are those for [1998]. Please note that the table does not reflect (i) any federal or state limitations on the amounts of allowable itemized deductions, phase-outs of personal or dependent exemption credits or other allowable credits, (ii) any local taxes imposed, or (iii) any taxes other than personal income taxes. The table assumes that federal taxable income is equal to state income subject to tax, and in cases where more than one state rate falls within a federal bracket, the highest state rate corresponding to the highest income within that federal bracket is used. Persons whose taxable income is less than the maximum amount shown in the applicable line of the applicable Federal Bracket column may be taxable on incremental income at state and combined tax rates that are lower than the rates shown in the State Tax Rate and Combined Tax Rate column.


                                  CONNECTICUT


                                                 Federal      State      Combined
                                                   Tax         Tax         Tax
Single Return Bracket    Joint Return Bracket      Rate       Rate*       Rate*
---------------------    --------------------    --------     ------     --------


---------------------

* [Insert any Connecticut-specific notes from local counsel.] The State Tax Rates are those for [1998]. Please note that the table does not reflect (i) any federal or state limitations on the amounts of allowable itemized deductions, phase-outs of personal or dependent exemption credits or other allowable credits, (ii) any local taxes imposed, or (iii) any taxes other than personal income taxes. The table assumes that federal taxable income is equal to state income subject to tax, and in cases where more than one state rate falls within a federal bracket, the highest state rate corresponding to the highest income within that federal bracket is used.


                                   MARYLAND



                                                  Federal     State     Combined
                                                    Tax        Tax         Tax
Single Return Bracket    Joint Return Bracket      Rate       Rate*       Rate*
---------------------    --------------------     -------     -----     --------



---------------------

* [Insert any Maryland-specific notes from local counsel.] The State Tax Rates are those for [1998]. Please note that the table does not reflect (i) any federal or state limitations on the amounts of allowable itemized deductions, phase-outs of personal or dependent exemption credits or other allowable credits, (ii) any local taxes imposed, or (iii) any taxes other than personal income taxes. The table assumes that federal taxable income is equal to state income subject to tax, and in cases where more than one state rate falls within a federal bracket, the highest state rate corresponding to the highest income within that federal bracket is used.


                                 MASSACHUSETTS




                                                  Federal     State     Combined
                                                    Tax        Tax         Tax
Single Return Bracket    Joint Return Bracket      Rate       Rate*       Rate*
---------------------    --------------------     -------     -----     --------

---------------------

* [Insert any Massachusetts-specific notes from local counsel.] The State Tax Rates are those for [1998]. Please note that the table does not reflect (i) any federal or state limitations on the amounts of allowable itemized deductions, phase-outs of personal or dependent exemption credits or other allowable credits, (ii) any local taxes imposed, or (iii) any taxes other than personal income taxes. The table assumes that federal taxable income is equal
                                      B-3
to state income subject to tax, and in cases where more than one state rate falls within a federal bracket, the highest state rate corresponding to the highest income within that federal bracket is used.


                                   MICHIGAN



                                                  Federal     State     Combined
                                                    Tax        Tax         Tax
Single Return Bracket    Joint Return Bracket      Rate       Rate*       Rate*
---------------------    --------------------     -------     -----     --------

---------------------

* [Insert any Michigan-specific notes from local counsel.] The State Tax Rates are those for [1998]. Please note that the table does not reflect (i) any federal or state limitations on the amounts of allowable itemized deductions, phase-outs of personal or dependent exemption credits or other allowable credits, (ii) any local taxes imposed, or (iii) any taxes other than personal income taxes. The table assumes that federal taxable income is equal to state income subject to tax, and in cases where more than one state rate falls within a federal bracket, the highest state rate corresponding to the highest income within that federal bracket is used.


                                   NEW JERSEY



                                                  Federal     State     Combined
                                                    Tax        Tax         Tax
Single Return Bracket    Joint Return Bracket      Rate       Rate*       Rate*
---------------------    --------------------     -------     -----     --------



---------------------

* [Insert any New Jersey-specific notes from local counsel.] The State Tax Rates are those for [1998]. Please note that the table does not reflect (i) any federal or state limitations on the amounts of allowable itemized deductions, phase-outs of personal or dependent exemption credits or other allowable credits, (ii) any local taxes imposed, or (iii) any taxes other than personal income taxes. The table assumes that federal taxable income is equal to state income subject to tax, and in cases where more than one state rate falls within a federal bracket, the highest state rate corresponding to the highest income within that federal bracket is used.


                                    NEW YORK
                                  (State Only)


     Single                  Joint           Federal      State       Combined
 Return Bracket         Return Bracket      Tax Rate     Tax Rate     Tax Rate*
----------------       ----------------     --------     --------     ---------
       $0-25,750              $0-43,050      15.00%       6.850%        20.80%
   25,750-62,450         43,050-104,050      28.00%       6.850%        32.90%
  62,450-130,250        104,050-158,550      31.00%       6.850%        35.70%
 130,250-283,150        158,550-283,150      36.00%       6.850%        40.40%
    Over 283,150           Over 283,150      39.60%       6.850%        43.70%

-----------------------

* Please note that the table does not reflect (i) any federal or state limitations on the amounts of allowable itemized deductions, phase-outs of personal or dependent exemption credits or other allowable credits, (ii) any local taxes imposed, or (iii) any taxes other than personal income taxes. The table assumes that federal taxable income is equal to state income subject to tax, and in cases where more than one state rate falls within a federal bracket, the highest state rate corresponding to the highest income within that federal bracket is used. The numbers in the Combined Tax Rate are rounded down to the nearest tenth. Further, the table does not reflect the New York State supplemental income tax based upon a taxpayer's New York State taxable income and New York State adjusted gross income. This supplemental tax results in an increased marginal State income tax rate to the extent a taxpayer's New York State adjusted gross income ranges between $100,000 and $150,000.


                                   NEW YORK
                               (State and City)


     Single                  Joint           Federal      State       Combined
 Return Bracket         Return Bracket      Tax Rate     Tax Rate     Tax Rate*
----------------       ----------------     --------     --------     ---------
       $0-25,750                             15.00%       10.621%        24.00%
                              $0-43,050      15.00%       10.564%        24.00%
   25,750-62,450         43,050-104,050      28.00%       10.678%        35.50%
  62,450-130,250        104,050-158,550      31.00%       10.678%        38.50%
 130,250-283,150        158,550-283,150      36.00%       10.678%        43.00%
    Over 283,150           Over 283,150      39.60%       10.678%        46.00%

-----------------------

* Combined Tax Rate includes Federal, State and New York City income taxes. Please note that the table does not reflect (i) any federal or state limitations on the amounts of allowable itemized deductions, phase-outs of personal or dependent exemption credits or other allowable credits, (ii) any local taxes imposed (other than New York City), or (iii) any taxes other than personal income taxes. The table assumes that federal taxable income is equal to state income subject to tax, and in cases where more than one state rate falls within a federal bracket, the highest state rate corresponding to the highest income within that federal bracket is used. The numbers in the Combined Tax Rate are rounded down to the nearest tenth. Further, the table does not reflect the New York State supplemental income tax based upon a taxpayer's New York State taxable income and New York State adjusted gross income. This supplemental tax results in an increased marginal State income tax rate to the extent a taxpayer's New York State adjusted gross income ranges between $100,000 and $150,000.


                                 NORTH CAROLINA



                                                  Federal     State     Combined
                                                    Tax        Tax         Tax
Single Return Bracket    Joint Return Bracket      Rate       Rate*       Rate*
---------------------    --------------------     -------     -----     --------



---------------------



* [Insert any North Carolina-specific notes from local counsel.] The State Tax Rates are those for [1998]. Please note that the table does not reflect (i) any federal or state limitations on the amounts of allowable itemized deductions, phase-outs of personal or dependent exemption credits or other allowable credits, (ii) any local taxes imposed, or (iii) any taxes other than personal income taxes. The table assumes that federal taxable income is equal to state income subject to tax, and in cases where more than one state rate falls within a federal bracket, the highest state rate corresponding to the highest income within that federal bracket is used.


                                      OHIO


                                                  Federal     State     Combined
                                                    Tax        Tax         Tax
Single Return Bracket    Joint Return Bracket      Rate       Rate*       Rate*
---------------------    --------------------     -------     -----     --------




---------------------

 * [Insert any Ohio-specific notes from local counsel.] The State Tax Rates are those for [1998]. Please note that the table does not reflect (i) any federal or state limitations on the amounts of allowable itemized deductions, phase-outs of personal or dependent exemption credits or other allowable credits, (ii) any local taxes imposed, or (iii) any taxes other than personal income taxes. The table assumes that federal taxable income is equal to state income subject to tax, and in cases where more than one state rate falls within a federal bracket, the highest state rate corresponding to the highest income within that federal bracket is used.


                                  PENNSYLVANIA




                                                  Federal     State     Combined
                                                    Tax        Tax         Tax
Single Return Bracket    Joint Return Bracket      Rate       Rate*       Rate*
---------------------    --------------------     -------     -----     --------



---------------------



* [Insert any Pennsylvania-specific notes from local counsel.] The State Tax Rates are those for [1998]. Please note that the table does not reflect (i) any federal or state limitations on the amounts of allowable itemized deductions, phase-outs of personal or dependent exemption credits or other allowable credits, (ii) any local taxes imposed, or (iii) any taxes other than personal income taxes. The table assumes that federal taxable income is equal to state income subject to tax, and in cases where more than one state rate falls within a federal bracket, the highest state rate corresponding to the highest income within that federal bracket is used.


                                    VIRGINIA





                                                  Federal     State     Combined
                                                    Tax        Tax         Tax
Single Return Bracket    Joint Return Bracket      Rate       Rate*       Rate*
---------------------    --------------------     -------     -----     --------





---------------------

* [Insert any Virginia-specific notes from local counsel.] The State Tax Rates are those for [1998]. Please note that the table does not reflect (i) any federal or state limitations on the amounts of allowable itemized deductions, phase-outs of personal or dependent exemption credits or other allowable credits, (ii) any local taxes imposed, or (iii) any taxes other than personal income taxes. The table assumes that federal taxable income is equal to state income subject to tax, and in cases where more than one state rate falls within a federal bracket, the highest state rate corresponding to the highest income within that federal bracket is used.

                                  APPENDIX C:

                            DESCRIPTION OF INSURERS

     Set forth below is information about the various municipal bond insurers with whom each Insured State Fund intends to maintain specific insurance policies for particular municipal bonds or policies of portfolio insurance. The information in this Appendix is based on information supplied by the insurers, and the Funds cannot verify its accuracy and completeness.

AMBAC ASSURANCE CORPORATION ("AMBAC ASSURANCE")

     Ambac Assurance Corporation ("Ambac Assurance") is a Wisconsin-domiciled stock insurance corporation regulated by the Office of the Commissioner of Insurance of the State of Wisconsin and licensed to do business in 50 states, the District of Columbia, the Territory of Guam and the Commonwealth of Puerto Rico, with admitted assets of approximately $3,290,000,000 (unaudited) and statutory capital of approximately $1,920,000 (unaudited) as of December 31, 1998. Statutory capital consists of Ambac Assurance's policyholders' surplus and statutory contingency reserve. Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., Moody's Investors Service and Fitch IBCA, Inc. have assigned a triple-A financial strength rating to Ambac Assurance. Ambac Assurance has obtained a ruling from the Internal Revenue Service to the effect that the insuring of an obligation to Ambac Assurance will not affect the treatment for federal income tax purposes of interest on such obligation and that insurance proceeds representing maturing interest paid by Ambac Assurance under policy provisions substantially identical to those contained in its municipal bond insurance policy shall be treated for federal income tax purposes in the same manner as if such payments were made by the issuer of the bonds.

     Ambac Assurance makes no representation regarding the bonds or the advisability of investing in the bonds and makes no representation regarding, nor has it participated in the preparation of, the Prospectus and Statement of Additional Information, other than the information supplied by Ambac Assurance and presented under this heading "Ambac Assurance Corporation."

FINANCIAL SECURITY ASSURANCE INC. ("FINANCIAL SECURITY")

     Financial Security is a monoline insurance company incorporated under the laws of the State of New York. Financial Security is licensed to engage in the financial guaranty insurance business in all 50 states, the District of Columbia and Puerto Rico.

     Financial Security is a wholly owned subsidiary of Financial Security Assurance Holdings Ltd. ("Holdings"), a New York Stock Exchange listed company. Major shareholders of Holdings include Fund American Enterprise Holdings, Inc., XL Capital Ltd., MediaOne Group, Inc., and The Tokio Marine and Fire Insurance Co., Ltd. No shareholder is obligated to pay any debts of or any claims against Financial Security. Financial Security is domiciled in the State of New York and is subject to regulation by the State of New York Insurance Department. As of December 31, 1998, the total policyholders' surplus and contingency reserves and the total unearned premium reserve, respectively, of Financial Security and its consolidated subsidiaries were, in accordance with statutory accounting principles, approximately $1,037,710,000 (audited) and $595,900,000 (audited), the total shareholders' equity and total unearned premium reserve, respectively, of Financial Security and its consolidated subsidiaries were, in accordance with generally accepted accounting principles, approximately $1,104,591,000 (audited) and $504,603,000 (audited). Copies of Financial Security's financial statements may be obtained in writing to Financial Security at 350 Park Avenue, New York, New York 10022,
Attention: Communications Department. Financial Security's telephone number is
(212) 826-0100. Financial Security's financial statements are included as exhibits to the Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission by Holdings and may be reviewed at Holdings' website: www.fsa.com.

MBIA INSURANCE CORPORATION ("MBIA")

     The Insurer is the principal operating subsidiary of MBIA, Inc., a New York Stock Exchange listed company. MBIA Inc. is not obligated to pay the debts of or claims against the Insurer. The Insurer is domiciled in the State of New York and licensed to do business in and subject to regulation under the laws of all 50 states, the District of Columbia, the Commonwealth of Puerto Rico, the Commonwealth of the Northern Marina Islands, the Virgin Islands of the United States and the Territory of Guam. The Insurer has two European branches, one in the Republic of France and the other in the Kingdom of Spain. New York has laws prescribing minimum capital requirements, limiting classes and concentrations of investments and requiring the approval of policy rates and forms. State laws also regulate the amount of both the aggregate and individual risks that may be insured, the payment of dividends by the Insurer, changes in control and transactions among affiliates. Additionally, the Insurer is required to maintain contingency reserves on its liabilities in certain amounts and for certain periods of time.

     As of December 31, 1997 the Insurer has admitted assets of $5.3 billion (audited), total liabilities of $3.5 billion (audited), and total capital and surplus of $1.8 billion (audited) determined in accordance with statutory accounting practices prescribed or permitted by insurance regulatory authorities. As of September 30, 1998, the Insurer had admitted assets of $6.3 billion (unaudited), total liabilities of $4.1 billion (unaudited), and total capital and surplus of $2.2 billion (unaudited) determined in accordance with statutory accounting practices prescribed or permitted by insurance regulatory authorities.

     Furthermore, copies of the Insurer's year end financial statements prepared in accordance with statutory accounting practices are available without charge from the Insurer. A copy of the Annual Report on Form 10-K of MBIA Inc. is available from the Insurer. A copy of the Annual Report on Form 10-K of MBIA Inc. is available from the Insurer or the Securities and Exchange Commission. The address of the Insurer is 113 King Street, Armonk, New York 10504. The telephone number of the insurer is (914) 273-4545.

     The Insurer's policy of portfolio insurance unconditionally and irrevocably guarantees to the Fund, the full and complete payment required to be made by or on behalf of the issuer to the applicable paying agent or its successor of an amount equal to (i) the principal of (either at the stated maturity or by advancement of maturity pursuant to a mandatory sinking fund payment) and interest on, the municipal bonds as such payments shall become due but shall not be so paid (except that in the event of any acceleration of the due date of such principal by reason of mandatory or optional redemption or acceleration resulting from default or otherwise, other than any advancement of maturity pursuant to a mandatory sinking fund payment, the payments guaranteed by the Insurer's policy shall be made in such amounts and at such times as such payments of principal would have been due had there not been any such acceleration) and (ii) the reimbursement of any such payment which is subsequently recovered from the Fund pursuant to a final judgment by a court of competent jurisdiction that such payment constitutes an avoidable preference to the Fund within the meaning of any applicable bankruptcy law (a "Preference").

     The Insurer's policy does not insure against loss of any prepayment premium which may at any time be payable with respect to any municipal bond. The Insurer's policy does not, under circumstance, insure against loss relating to:
(i) optional or mandatory redemptions (other than mandatory sinking fund redemptions); (ii) any payments to be made on an accelerated basis; (iii) payments of the purchase price of municipal bonds upon tender thereof; or (iv) any Preference relating to (i) through (iii) above. The Insurer's policy also does not insure against nonpayment of principal of or interest on the municipal bonds resulting from the insolvency, negligence or any other act or omission of any paying agent for the municipal bonds.

     With the respect to small issue industrial development bonds and pollution control revenue bonds covered by the policy, the Insurer guarantees the full and complete payments required to be made by or on behalf of an issuer of such bonds if there occurs pursuant to the terms of the bonds an event which results in the loss of the tax-exempt status of interest on such bonds, including principal, interest or premium payments payable thereon, if any, as and when required to be made by or on behalf of the issuer pursuant to the terms of such bonds.

     When the Insurer receives from the paying agent or the Fund, (1) telephonic or telegraphic notice (subsequently confirmed in writing by registered or certified mail), or (2) written notice by registered or certified mail, that a required payment of any insured amount which is then due has not been made, the Insurer on the due date of such payment or within one business day after receipt of notice of such nonpayment, whichever is later, will make a deposit of funds, in an account with State Street Bank and Trust Company, N.A., in New York, New York, or its successor, sufficient for the payment of any such insured amounts which are then due. Upon presentment and surrender of such municipal bonds or presentment of such other proof of ownership of the municipal bonds, together with any appropriate instruments of assignment to evidence the assignment of the insured amounts due on the municipal bonds as are paid by the Insurer, and appropriate instruments to effect the appointment of the Insurer as agent for the Fund in any legal proceeding related to payment of insured amounts on municipal bonds, such instruments being in a form satisfactory to State Street Bank and Trust Company, N.A., State Street Bank and Company, N.A. shall disburse to the Fund or the paying agent payment of the insured amounts due on such municipal bonds, less any amount held by the paying agent for the payment of such insured amounts and legally available therefor.

FINANCIAL GUARANTY INSURANCE COMPANY ("FINANCIAL GUARANTY")

     The Portfolio Insurance Policy is non-cancellable except for failure to pay the premium. The premium rate for each purchase of a security covered by the Portfolio Insurance Policy is fixed for the life of the Insured Bond. The insurance premiums are payable monthly by the Fund and are adjusted for purchases, sales and payments prior to maturity of Insured Bonds during the month. In the event of a sale of any Insured Bond by the Fund or payment thereof prior to maturity, the Portfolio Insurance policy terminates as to such Insured Under the provisions of the Portfolio Insurance Policy, Financial Guaranty unconditionally and irrevocably agrees to pay to State Street Bank and Trust Company, or its successor, as its agent (the "Fiscal Agent"), that portion of the principal of and interest on the Insured Bonds which shall become due for payment but shall be unpaid by reason of nonpayment by the issuer of the Insured Bonds. The term "due for payment" means, when referring to the principal of an Insured Bond, its stated maturity date or the date on which it shall have been called for mandatory sinking fund redemption and does not refer to any earlier date on which payment is due by reason of call for redemption (other than by mandatory sinking fund redemption), acceleration or other advancement of maturity and means, when referring to interest on an Insured Bond, the stated date for payment of interest. In addition, the Portfolio Insurance Policy covers nonpayment by the issuer that results from any payment of principal or interest made by such issuer on the Insured Bond to the Fund which has been recovered from the Fund or its shareholders pursuant to the United States Bankruptcy Code by a trustee in bankruptcy in accordance with a final, nonappealable order of a court having competent jurisdiction.

     Financial Guaranty will make such payments to the Fiscal Agent on the date such principal or interest becomes due for payment or on the business next following the day on which Financial Guaranty shall have received notice of nonpayment, whichever is later. The Fiscal Agent will disburse the Trustee the face amount of principal and interest which is then due for payment but is unpaid by reason of nonpayment by the issuer, but only upon receipt by the Fiscal Agent of (i) evidence of the Trustee's right to receive payment of the principal or interest due for payment and (ii) evidence, including any appropriate instruments of assignment, that all of the rights to payment of such principal or interest due for payment thereupon shall vest in Financial Guaranty. Upon such disbursement, Financial Guaranty shall become the owner of the Insured Bond, appurtenant coupon or right to payment of principal or interest on such Insured Bond and shall be fully subrogated to all of the Trustee's rights thereunder, including the right to payment, thereof.

     In determining whether to insure municipal securities held in the Fund, Financial Guaranty will apply its own standards which are not necessarily the same as the criteria used in regard to the selection of securities by the Fund.

     Certain of the municipal securities under the Portfolio Insurance Policy may also be insured under an insurance policy obtained by the issuer of such municipal securities. The premium for any insurance policy or policies obtained by an issuer or Insured Bonds has been paid in advance by such issuer and any such policy or policies are non-cancellable and will continue in force so long as the Insured Bonds so insured are outstanding. Financial Guaranty has also agreed, if requested by the Funds on or before the fifth day preceding the 1st day of any month, to insure to maturity Insured Bonds sold by the Trustee during the month immediately following such request of the Funds. The premium for any such insurance to maturity provided by Financial Guaranty is paid by the Fund and any such insurance is non-cancellable and will continue in force so long as the Bonds so insured are outstanding.

     Financial Guaranty is a wholly-owned subsidiary of FGIC Corporation (the "Corporation"), a Delaware holding company. The Corporation is a subsidiary of General

Electric Capital Corporation. Financial Guaranty is a monoline financial guaranty insurer domiciled in the State of New York and subject to regulation by the State of New York Insurance Department. As of December 31, 1998, the total capital and surplus of Financial Guaranty was $1,258,215,191. Financial Guaranty prepares financial statements on the basis of both statutory accounting principles and generally accepted accounting principles. Copies of such financial statements may be obtained by writing to Financial Guaranty at 115 Broadway, New York, New York 10006, Attention: Communications Department (telephone number: (212) 312-3000) or to the New York State Insurance Department at 25 Beaver Street, New York, New York 10004-2319, Attention: Financial Condition Property/Casualty Bureau (telephone number: (212) 480-5187).

     The policies of insurance obtained by the Fund from Financial Guaranty and the negotiations in respect thereof represent the only relationship between Financial Guaranty and the Fund. Otherwise neither Financial Guaranty nor its parent, FGIC Corporation, or any affiliate thereof has nay significant relationship, direct or indirect, with the Fund or the Board of Directors of the Fund.

     The above municipal bond insurers have insurance claims-paying ability ratings of AAA from S&P and Aaa from Moody's. Financial Guaranty also has an insurance claims-paying ability rating of AAA from Fitch. An S&P insurance claims-paying ability rating is an assessment of an operating insurance company's financial capacity to meet obligations under an insurance policy in accordance with its terms. An insurer with an insurance claims-paying ability rating of AAA has the highest rating assigned by S&P. Capacity to honor insurance contracts is adjudged by S&P to be extremely strong and highly likely to remain so over a long period of time. A Moody's insurance claims-paying ability rating is an opinion of the ability of an insurance company to repay punctually senior policyholder obligations and claims. An insurer with an insurance claims-paying ability rating of Aaa is adjudged by Moody's to be of the best quality. In the opinion of Moody's, the policy obligations of an insurance company with an insurance claims-paying ability rating of Aaa carry the smallest degree of credit risk and, while the financial strength of these companies is likely to change, such changes as can be visualized are most unlikely to impair the company's fundamentally strong position.

     An insurance claims-paying ability rating by S&P or Moody's does not constitute an opinion on any specific contract in that such an opinion can only be rendered upon the review of the specific insurance contract. Furthermore, an insurance claims-paying ability rating does not take into account deductibles, surrender or cancellation penalties or the timeliness of payment, nor does it address the ability of a company to meet nonpolicy obligations (i.e., debt contracts).

     The assignment of ratings by S&P or Moody's to debt issues that are fully or partially supported by insurance policies, contracts or guarantees is a separate process form the determination of claims-paying ability ratings. The likelihood of a timely flow of funds from the insurer to the trustee for the bondholders is a key element in the rating determination for such debt issues.

     S&P's and Moody's ratings are not recommendations to buy, sell or hold the municipal bonds insured by policies issued by AMBAC Assurance, Financial Security, MBIA or Financial Guaranty and such ratings may be subject to revision or withdrawal at any time by the rating agencies. Any downward revision or withdrawal of either or both ratings may have an adverse effect on the market price of the municipal bonds insured by policies issued by AMBAC Assurance, Financial Security, MBIA or Financial Guaranty.

     S&P's ratings of AMBAC Assurance, Financial Security, MBIA and Financial Guaranty should be evaluated independent of Moody's ratings. Any further explanation as to the significance of the ratings may be obtained only from the applicable rating agency. See Appendix A for more information about ratings by Moody's and S&P.

                                   APPENDIX D

                          HEDGING STRATEGIES AND RISKS

     Set forth below is additional information regarding the various defensive hedging techniques.

Futures and Index Transactions

 Financial Futures

     A financial future is an agreement between two parties to buy and sell a security for a set price on a future date. They have been designed by boards of trade which have been designated "contracts markets" by the Commodity Futures Trading Commission ("CFTC").

     The purchase of financial futures is for the purpose of hedging a Fund's existing or anticipated holdings of long-term debt securities. When a Fund purchases a financial future, it deposits in cash or securities an "initial margin" of between 1% and 5% of the contract amount. Thereafter, the Fund's account is either credited or debited on a daily basis in correlation with the fluctuation in price of the underlying future or other requirements imposed by the exchange in order to maintain an orderly market. A Fund must make additional payments to cover debits to its account and has the right to withdraw credits in excess of the liquidity, a Fund may close out its position at any time prior to expiration of the financial future by taking an opposite position. At closing a final determination of debits and credits is made, additional cash is paid by or to a Fund to settle the final determination and a Fund realizes a loss or gain depending on whether on a net basis it made or received such payments.

     The sale of financial futures is for the purpose of hedging a Fund's existing or anticipated holdings of long-term debt securities. For example, if a Fund owns long-term bonds and interest rates were expected to increase, it might sell financial futures. If interest rates did increase, the value of long-term bonds in a Fund's portfolio would decline, but the value of a Fund's financial futures would be expected to increase at approximately the same rate thereby keeping the net asset value of a Fund from declining as much as it otherwise would have.

     Among the risks associated with the use of financial futures by a Funds as a hedging device, perhaps the most significant is the imperfect correlation between movements in the price of the financial futures and movements in the price of the debt securities which are the subject of the hedge.

     Thus, if the price of the financial future moves less or more than the price of the securities which are the subject of the hedge, the hedge will not be fully effective. To compensate for this imperfect correlation, a Fund may enter into financial futures in a greater dollar amount than the dollar amount of the securities being hedged if the historical volatility of the prices of such securities has been greater than the historical volatility of the financial futures. Conversely, a Fund may enter into fewer financial futures if the historical volatility of the price of the securities being hedged is less than the historical volatility of the financial futures.

     The market prices of financial futures may also be affected by factors other than interest rates. One of these factors is the possibility that rapid changes in the volume of closing transactions, whether due to volatile markets or movements by speculators, would temporarily distort the normal relationship between the markets in the financial future and the chosen debt securities. In these circumstances as well as in periods of rapid and large price movements. A Fund might find it difficult or impossible to close out a particular transaction.

 Options on Financial Futures

     Each Fund may also purchase put or call options on financial futures which are traded on a U.S. Exchange or board of trade and enter into closing transactions with respect to such options to terminate an existing position. Currently, options can be purchased with respect to financial futures on U.S. Treasury Bonds on The Chicago Board of Trade. The purchase of put options on financial futures is analogous to the purchase of put options by a Fund on its portfolio securities to hedge against the risk of rising interest rates. As with options on debt securities, the holder of an option may terminate his position by selling an option of the same Fund. There is no guarantee that such closing transactions can be effected.

Index Contracts

 Index Futures

     A tax-exempt bond index which assigns relative values to the tax-exempt bonds included in the index is traded on the Chicago Board of Trade. The index fluctuates with changes in the market values of all tax-exempt bonds included rather than a single bond. An index future is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash-rather than any security-equal to specified dollar amount times the difference between the index value at the close of the last trading day of the contract and the price at which the index future was originally written. Thus, an index future is similar to traditional financial futures except that settlement is made in cash.

 Index Options

     Each Fund may also purchase put or call options on U.S. Government or tax-exempt bond index futures and enter into closing transactions with respect to such options to terminate an existing position. Options on index futures are similar to options on debt instruments except that an option on an index future gives the purchaser the right, in return for the premium paid, to assume a position in an index contract rather than an underlying security at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance of the writer's futures margin account which represents the amount by which the market price of the index futures contract, at exercise, is less than the exercise price of the option on the index future.

     Bond index futures and options transactions would be subject to risks similar to transactions in financial futures and options thereon as described above. No series will enter into transactions in index or financial futures or related options unless and until, in the Adviser's opinion, the market for such instruments has developed sufficiently.

                                 APPENDIX E-1

Factors Pertaining to Arizona

     As described above, except to the extent the Fund invests in temporary investments, the Fund will invest substantially all of its net assets in Arizona municipal bonds. The Fund is therefore susceptible to political, economic or regulatory factors affecting issuers of Arizona municipal bonds. The information set forth below is derived from sources that are generally available to investors. The information is provided as general information intended to give a recent historical description and is not intended to indicate future or continuing trends in the financial or other positions of Arizona.

     General Economic Conditions. Progressing from its traditional reliance on a cyclical construction industry, Arizona's economic base is maturing and diversifying. One of the nation's leaders in employment growth, Arizona has been among the top five employment growth states form ore than four years, and it should remain there through 1999. After climbing by 6.2% in 1994, during which the State's economy produced the second-highest number of jobs of any year in Arizona history, job creation in Arizona is leveling off with employment growth of 5.6% in 1996-97, and growth of 4.7% through November 1998 which ranked Arizona #1 in the nation for nonagricultural job growth through that period. Arizona's wage and salary employment grew 5.6% in 1996, 4.5% in 1997 and 4.6% in 1998. The unemployment rate was around 4.0% for 1998 and has remained around 3.6% in early 1999, but is expected to increase throughout 1999. Arizona's unemployment compares with a national rate of 4.9% in 1997 and 4.5% in 1998.

     Arizona ranked third in the nation in personal income growth during 1991-
96. Personal income grew 7.2% in 1997 and 1998 and is expected to grown by 7.8% in 1999. This compares with personal income growth of 5.6% in 1997 and 5.1% 1998 nationally.

     Overall, Arizona's forecast is for continued but moderate rates of growth in employment and personal income. Employment growth will continue to be stronger in the Phoenix area than in the balance of the State. Housing has probably peaked and is likely to decline after seven extremely strong years. Retail sales should also continue to slow.

     Population, because of continued employment growth, will record above-average growth rates. Population grew 3.2% in 1996, 2.7% in 1997 and 2.5% in 1998, which compares to national population growth of 1% over the same periods.

     Budgetary Process. Although Arizona's fiscal year runs from July 1st of one year to June 30th of the next year, the Legislature adopts 2-year budgets. During the 1999 session, the Legislature will consider fiscal year 2000-2001.

     The Budget Reform Act of 1997 made significant changes to the State's planning and budgeting systems. Beginning with the Fiscal Biennium 2000-01, all State agencies, including capital improvement budgeting, will be moved to a biennial budgeting system. From fiscal year 2000 to 2006, all State agencies will move to a budget format that reflects the program structure in the "Master List of State Government Programs." The Budget Reform Act of 1993 established the current budgeting system of one- and two-year budget reviews. Agencies

                                     E-1-1
selected for annual review and appropriation are designated as Major Budget Units (MBUs). The 18 MBU's account for over 90% of the total General Fund expenditures. Agencies selected for biennial review and appropriation are designated as Other Budget Units (OBUs).

     Revenues and Expenditures. The General Fund closed fiscal year 1998 with a $525.8 million ending balance and the Executive plan for fiscal year 1999 anticipates a $60.8 million balance. Overall, fiscal year 1998 revenues totaled $5.745 billion. Corporate income tax revenue declined by 10%, from $600 million in fiscal year 1997 to $528 million in fiscal year 1998. Individual income tax revenues grew by 8.2% from Fiscal year 1997 to Fiscal year 1998. Expenditures for fiscal year 1998 total $5.219 billion.

     The current forecast for fiscal year 1999 revenue is $5.960 billion and expenditures of $5.90 billion, leaving a balance of $60 million. The major revenue sources, transaction privilege taxes, is forecast to produce $2.547 billion for fiscal year 1999. Overall, General Fund revenues will grow modestly, including 4% in fiscal year 1999 and 5.7% in fiscal year 2000. The 1999 rate of growth reflects the impact of the $120 million tax reduction program passed in 1998, and the 2000 revenue estimate includes an incremental reduction to account for an additional $60 million of tax reductions already enacted. After spending $2.926 billion on education in fiscal year 1998, the Executive fiscal plan for fiscal year 1999 increases education spending to $3.405 billion.

     For Fiscal Biennium 2000-2001, the Executive is recommending a base operating budget of $5.7 billion and $6.03 billion, respectively. The majority of recommended expenditures for Fiscal Biennium 2000-2001 are in education. A projected ending balance of $26.9 million and $4.7 million is expected for Fiscal Biennium 2000-2001. By the end of Fiscal year 2001, the Budget Stabilization Fund balance is estimated to reach $425 million, or 7.08% of revenues. The Medical Services Stabilization Fund, by the end of Fiscal year 2001 is estimated to reach $100.8 million, and the Temporary Assistance Stabilization Fund $59.7 million.

     Debt Administration and Limitation. The State is not permitted to issue general obligation debt. The particular source of payment and security for each of the Arizona municipal bonds is detailed in the debt instruments themselves and in related offering materials. There can be no assurances with respect to whether the market value or marketability of any of the Arizona municipal bonds issued by an entity other than the State of Arizona will be affected by financial or other conditions of the State or of any entity located within the State. In addition, it should be noted that the State of Arizona, as well as counties, municipalities, political subdivisions and other public authorities of the State, are subject to limitations imposed by Arizona's Constitution with respect to ad valorem taxation, bonded indebtedness and other matters. For example, the State legislature cannot appropriate revenues in excess of 7% of the total personal income of the State in any fiscal year. These limitations may affect the ability of the issuers to generate revenues to satisfy their debt obligations.

     In 1994, the Arizona Supreme Court held that the state school financing scheme, with its reliance on disparate property tax assessments for wealthy and poor school districts, violated Article XI of the Arizona State Constitution which requires a "general and uniform public school system." In 1998, the Legislature passed a plan t hat reformulates education funding by providing $250 million in state funds to build new schools and places a statutory cap on the

                                     E-1-2
amount of bond indebtedness a school district may incur. Essentially, the legislation replaces general obligation bonding with a centralized stated funded system. The bill should not effect the payment of debt service on any school district's bonds since the debt service on school district bonds is levied and collected directly by the counties on behalf of the school districts.

     Although many of the municipal bonds in the Fund may be revenue obligations of local governments or authorities in the State, there can be no assurance that the fiscal and economic conditions referred to above will not affect the market value or marketability of the municipal bonds or the ability of the respective obligors to pay principal of and interest on the municipal bonds when due.

     The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of municipal bonds and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of municipal bonds held by the Fund are subject.
Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of the municipal bonds, could affect or could have an adverse impact on the financial condition of the issuers. The Fund is unable to predict whether or to what extent such factors or other factors may affect the issuers of the municipal bonds, the market value or marketability of the municipal bonds or the ability of the respective issuers of the municipal bonds acquired by the Fund to pay interest on or principal of the municipal bonds. This information has not been independently verified.

Arizona Tax Matters

     The following is based upon the advice of _______, special Arizona counsel to the Fund.

     Assuming that the Fund qualifies as a "regulated investment company" for federal income tax purposes under Subchapter M of the Code and that amounts so designated by the Fund to its shareholders qualify as "exempt-interest dividends" under Section 852(b)(5) of the Code, such exempt-interest dividends attributable to Arizona municipal bonds will be exempt from Arizona income tax when received by a shareholder of the Fund to the same extent as interest on the Arizona municipal bonds would be exempt from Arizona income tax if received directly by such shareholder. Generally, other dividends by the Fund, including capital gain distributions, if any, or additional amounts includable in the gross income of the shareholders for Federal income tax purposes (including gains realized upon the redemption or exchange of shares of the Fund) will be subject to Arizona income tax.

     Assuming that the Fund will be classified as a "diversified management company" under Section 5(b)(1) of the 1940 Act and registered as such under the 1940 Act, the Fund will be exempt from Arizona income tax.

     Interest on indebtedness incurred or continued by a shareholder in connection with the purchase or carrying of shares in the Fund will not be deductible for Arizona income tax purposes. Special rules apply in the case of financial institutions.

     Neither the Arizona municipal bonds purchased by the Fund nor the shares in the Fund owned by a shareholder will be subject to Arizona property taxes, sales or use taxes.

                                     E-1-3

     _________ has expressed no opinion with respect to taxation under any other provision of Arizona law. Ownership of the Common Shares may result in collateral Arizona tax consequences to certain taxpayers. Prospective investors should consult their tax advisors as to the applicability of any such collateral consequences.

                                     E-1-4

                                  APPENDIX E-2

Factors Pertaining to California

     The Fund's concentration on municipal bonds issued by the State of California (the "State") or its agencies and by local governments in the State means that investors are subject to risks of default or change in value of the securities making up the Fund deriving from certain unique factors affecting California issuers. The information presented below has been derived from official statements and other public reports of the State, but does not purport to be comprehensive. Also, the financial strength of local governments in California is not directly related to the strength of the State, and factors not listed below may affect individual local governments.

     During the early 1990's, California experienced significant financial difficulties, which reduced its credit standing, but the State's finances have improved significantly since 1994, with ratings increases since 1996. The ratings of certain related debt of other issuers for which California has an outstanding lease purchase, guarantee or other contractual obligation (such as for state-insured hospital bonds) are generally linked directly to California's rating. Should the financial condition of California deteriorate again, its credit ratings could be reduced, and the market value and marketability of all outstanding notes and bonds issued by California, its public authorities or local governments could be adversely affected.

Economic Factors

     California's economy is the largest among the 50 states and one of the largest in the world. The State's population of almost 34 million represents over 12% of the total United States population and grew by 26% in the 1980's, more than double the national rate. Population growth slowed to less than 1% annually in 1994 and 1995, but rose to 1.8% in 1996 and 1.6% in 1997. During the early 1990's, net population growth in the State was due to births and foreign immigration, but in recent years, in-migration from the other states has increased.

     Total personal income in the State, at an estimated $902 billion in 1998, accounts for almost 13% of all personal income in the nation. Total employment is over 15 million, the majority of which is in the service, trade and manufacturing sectors.

     From mid-1990 to late 1993, the State suffered a recession with the worst economic, fiscal and budget conditions since the 1930s. Construction, manufacturing (especially aerospace), and financial services, among others, were all severely affected, particularly in Southern California. Employment levels stabilized by late 1993 and pre-recession job levels were reached in 1996. Unemployment, while remaining higher than the national average, has come down from its 10% recession peak to under 6% in early 1999. Economic indicators show a steady and strong recovery underway in California since the start of 1994 particularly in high technology manufacturing and services, including computer software, electronic manufacturing and motion picture/television production, and other services, entertainment and tourism, and both residential and commercial construction. International economic problems starting in 1997 had some moderating impact on California's economy, but negative impacts, such as a sharp drop in exports to Asia which have hurt the manufacturing and agricultural sectors, have apparently been

                                     E-2-1
offset by increased exports to Latin American and other nations, and a greater strength in services, computer software and construction. Current forecasts predict continued strong growth of the State's economy in 1999, with a slowdown predicted in 2000 and beyond. Any delay or reversal of the recovery may create new shortfalls in State revenues.

Constitutional Limitations on Taxes, Other Charges and Appropriations

     Limitation on Property Taxes. Certain California municipal bonds may be obligations of issuers which rely in whole or in part, directly or indirectly, on ad valorem property taxes as a source of revenue. The taxing powers of California local governments and districts are limited by Article XIIIA of the California Constitution, enacted by the voters in 1978 and commonly known as "Proposition 13." Briefly, Article XIIIA limits to 1% of full cash value of the rate of ad valorem property taxes on real property and generally restricts the reassessment of property to 2% per year, except under new construction or change of ownership (subject to a number of exemptions). Taxing entities may, however, raise ad valorem taxes above the 1% limit to pay debt service on voter-approved bonded indebtedness.

     Under Article XIIIA, the basic 1% ad valorem tax levy is applied against the assessed value of property as of the owner's date of acquisition (or as of March 1, 1975, if acquired earlier), subject to certain adjustments. This system has resulted in widely varying amounts of tax on similarly situated properties. Several lawsuits have been filed challenging the acquisition-based assessment system of Proposition 13, but it was upheld by the U.S. Supreme Court in 1992.

     Article XIIIA prohibits local governments from raising revenues through ad valorem taxes above the 1% limit; it also requires voters of any governmental unit to give two-thirds approval to levy any "special tax." Court decisions, however, allowed a non-voter approved levy of "general taxes" which were not dedicated to a specific use.

     Limitations on Other Taxes, Fees and Charges. On November 5, 1996, the voters of the State approved Proposition 218, called the "Right to Vote on Taxes Act." Proposition 218 added Articles XIIIC and XIIID to the State Constitution, which contain a number of provisions affecting the ability of local agencies to levy and collect both existing and future taxes, assessments, fees and charges.

     Article XIIIC requires that all new or increased local taxes be submitted to the electorate before they become effective. Taxes for general governmental purposes require a majority vote and taxes for specific purposes require a two-thirds vote. Further, any general purpose tax which was imposed, extended or increased without voter approval after December 31, 1994 must be approved by a majority vote within two years.

     Article XIIID contains several new provisions making it generally more difficult for local agencies to levy and maintain "assessments" for municipal services and programs. Article XIIID also contains several new provisions affecting "fees" and "charges", defined for purposes of Article XIIID to mean "any levy other than an ad valorem tax, a special tax, or an assessment, imposed by a [local government] upon a parcel or upon a person as an incident of property ownership, including a user fee or charge for a property related service." All new and existing

                                     E-2-2
property related fees and charges must conform to requirements prohibiting, among other things, fees and charges which generate revenues exceeding the funds required to provide the property related service or are used for unrelated purposes. There are new notice, hearing and protest procedures for levying or increasing property related fees and charges, and, except for fees or charges for sewer, water and refuse collection services (or fees for electrical and gas service, which are not treated as "property related" for purposes of Article XIIID), no property related fee or charge may be imposed or increased without majority approval by the property owners subject to the fee or charge or, at the option of the local agency, two-thirds voter approval by the electorate residing in the affected area.

     In addition to the provisions described above, Article XIIIC removes limitations on the initiative power in matters of local taxes, assessments, fees and charges. Consequently, local voters could, by future initiative, repeal, reduce or prohibit the future imposition or increase of any local tax, assessment, fee or charge. It is unclear how this right of local initiative may be used in cases where taxes or charges have been or will be specifically pledged to secure debt issues.

     The interpretation and application of Proposition 218 will ultimately be determined by the courts with respect to a number of matters, and it is not possible at this time to predict with certainly the outcome of such determinations. Proposition 218 is generally viewed as restricting the fiscal flexibility of local governments, and for this reason, some ratings of California cities and counties have been, and others may be, reduced.

     Appropriations Limits. The State and its local governments are subject to an annual "appropriations limit" imposed by Article XIIIB of the California Constitution, enacted by the voters in 1979 and significantly amended by Propositions 98 and 111 in 1988 and 1990, respectively. Article XIIIB prohibits the State or any covered local government from spending "appropriations subject to limitation" in excess of the appropriations limit imposed. "Appropriations subject to limitation" are authorizations to spend "proceeds of taxes," which consist of tax revenues and certain other funds, including proceeds from regulatory licenses, user charges or other fees, to the extent that such proceeds exceed the cost of providing the product or service, but "proceeds of taxes" exclude most State subventions to local governments. No limit is imposed on appropriations of funds which are not "proceeds of taxes," such as reasonable user charges or fees, and certain other non-tax funds, including bond proceeds.

     Among the expenditures not included in the Article XIIIB appropriations limit are (1) the debt service cost of bonds issued or authorized prior to January 1, 1979, or subsequently authorized by the voters, (2) appropriations arising from certain emergencies declared by the Governor, (3) appropriations for certain capital outlay projects, (4) appropriations by the State of post-1989 increases in gasoline taxes and vehicle weight fees, and (5) appropriations made in certain cases or emergency.

     The appropriations limit for each year is adjusted annually to reflect changes in cost of living and population, and any transfers of service responsibilities between government units. The definitions for such adjustments were liberalized in 1990 to follow more closely growth in the State's economy.

                                     E-2-3

     "Excess" revenues are measured over a two year cycle. Local governments must return any excess to taxpayers by rate reductions. The State must refund 50% of any excess, with the other 50% paid to schools and community colleges. With more liberal annual adjustment factors since 1988, and depressed revenues since 1990 because of the recession, few governments are currently operating near their spending limits, but this condition may change over time. Local governments may by voter approval exceed their spending limits for up to four years. During fiscal year 1986-87, State receipts from proceeds of taxes exceeded its appropriations limit by $1.1 billion, which was returned to taxpayers. Since that year, appropriations subject to limitation have been under the State limit. State appropriations were $6.8 billion under the limit for fiscal year 1998-99.

     Because of the complex nature of Articles XIIIA, XIIIB, XIIIC and XIIID of the California Constitution, the ambiguities and possible inconsistencies in their terms, and the impossibility of predicting future appropriations or changes in population and cost of living, and the probability of continuing legal challenges, it is not currently possible to determine fully the impact of these Articles on California municipal bonds or on the ability of the State or local governments to pay debt service on such California municipal bonds. It is not possible, at the present time, to predict the outcome of any pending litigation with respect to the ultimate scope, impact or constitutionality of these Articles or the impact of any such determinations upon State agencies or local governments, or upon their ability to pay debt service on their obligations. Further initiatives or legislative changes in laws or the California Constitution may also affect the ability of the State or local issuers to repay their obligations.

Obligations of the State of California

     Under the California Constitution, debt service on outstanding general obligation bonds is the second charge to the General Fund after support of the public school system and public institutions of higher education. As of May 1, 1999, the State had outstanding approximately $19.7 billion of long-term general obligation bonds, plus $546 million of general obligation commercial paper which will be refunded by long-term bonds in the future, and $6.6 billion of lease-purchase debt supported by the State General Fund. The State also had about $15.2 billion of authorized and unissued long-term general obligation bonds and lease-purchase debt. In FY 1997-98, debt service on general obligation bonds and lease purchase debt was approximately 4.4% of General Fund revenues.

Recent Financial Results

     The principal sources of General Fund revenues in 1997-1998 were the California personal income tax (51% of total revenues), the sales tax (32%), bank and corporation taxes (11%), and the gross premium tax on insurance (2%). The State maintains a Special Fund for Economic Uncertainties (the "SFEU"), derived from General Fund revenues, as a reserve to meet cash needs of the General Fund, but which is required to be replenished as soon as sufficient revenues are available. Year-end balances in the SFEU are included for financial reporting purposes in the General Fund balance. Because of the recession and an accumulated budget deficit, no reserve was budgeted in the SFEU from 1992-93 to 1995-96.

                                     E-2-4

     General. Throughout the 1980's, State spending increased rapidly as the State population and economy also grew rapidly, including increased spending for many assistance programs to local governments, which were constrained by Proposition 13 and other laws. The largest State program is assistance to local public school districts. In 1988, an initiative (Proposition 98) was enacted which (subject to suspension by a two-thirds vote of the Legislature and the Governor) guarantees local school districts and community college districts a minimum share of State General Fund revenues (currently about 35%).

     Recent Budgets. As a result of the severe economic recession from 1990-94 and other factors, the State experienced substantial revenue shortfalls, and greater than anticipated social service costs, in the early 1990's. The State accumulated and sustained a budget deficit in the budget reserve, the SFEU, approaching $2.8 billion at its peak at June 30, 1993. The Legislature and Governor agreed on a number of different steps to respond to the adverse financial conditions and produce Budget Acts in the Years 1991-92 to 1994-95 (although not all of these actions were taken in each year):

     .   significant cuts in health and welfare program expenditures;

     . transfers of program responsibilities and some funding sources from the State to local governments, coupled with some reduction in mandates on local government;

     . transfer of about $3.6 billion in annual local property tax revenues from cities, counties, redevelopment agencies and some other districts to local school districts, thereby reducing State funding for schools;

     . reduction in growth of support for higher education programs, coupled with increases in student fees;

     . revenue increases (particularly in the 1992-93 Fiscal Year budget), most of which were for a short duration;

     . increased reliance on aid from the federal government to offset the costs of incarcerating, educating and providing health and welfare services to undocumented aliens (although these efforts have produced much less federal aid than the State Administration had requested); and

     . various one-time adjustments and accounting changes (some of which have been challenged in court and reversed).

     A consequence of the accumulated budget deficits in the early 1990's, together with other factors such as disbursement of funds to local school districts "borrowed" from future fiscal years and hence not shown in the annual budget, was to significantly reduce the State's cash resources available to pay its ongoing obligations. The State's cash condition became so serious that from late spring 1992 until 1995, the State had to rely on issuance of short term notes which matured in a subsequent fiscal year to finance its ongoing deficit, and pay current obligations. For a two-month period in the summer of 1992, pending adoption of the annual Budget Act, the

                                     E-2-5

State was forced to issue registered warrants (IOUs) to some of its suppliers, employees and other creditors. The last of these deficit notes was repaid in April, 1996.

     The State's financial condition improved markedly during the 1995-96, 1996-97 and 1997-98 fiscal years, with a combination of better than expected revenues, slowdown in growth of social welfare programs, and continued spending restraint based on the actions taken in earlier years. The State's cash position also improved, and no external deficit borrowing has occurred over the end of these three fiscal years.

     The economy grew strongly during these fiscal years, and a result, the General Fund took in substantially greater tax revenues (around $2.2 billion in 1995-96, $1.6 billion in 1996-97 and $2.1 billion in 1997-98) than were initially planned when the budgets were enacted. These additional funds were largely directed to school spending as mandated by Proposition 98, and to make up shortfalls from reduced federal health and welfare aid in 1995-96 and 1996-
97. The accumulated budget deficit from the recession years was finally eliminated. The Department of Finance estimates that the State's budget reserve (the SFEU) totaled about $400 million as of June 30, 1997 and $1.8 billion at June 30, 1998.

     FY 1997-98 Budget. In May 1997, the California Supreme Court ruled that the State had acted illegally in 1993 and 1994 by using a deferral of payments to the Public Employees Retirement Fund to help balance earlier budgets. In response to this court decision, the Governor ordered an immediate repayment to the Retirement Fund of about $1.235 billion, which was made in late July, 1997, and substantially "used up" the then-expected additional General Fund revenues for the fiscal year. The 1997-98 Budget Act provided another year of rapidly increasing funding for K-14 public education. Support for higher education units in the State also increased by about 6 percent. Because of the pension payment, most other State programs were funded at levels consistent with prior years, and several initiatives had to be dropped. The final results for FY 1997-98 showed General Fund revenues and transfers of $54.7 billion and expenditures of $53.3 billion.

     Part of the 1997-98 Budget Act was completion of State welfare reform legislation to implement the new federal law passed in 1996. The new State program, called "CalWORKs," became effective January 1, 1998, and emphasizes programs to bring aid recipients into the workforce. As required by federal law, new time limits are placed on receipt of welfare aid.

     FY 1998-99 Budget. The FY 1998-99 Budget Act was signed on August 21, 1998. After giving effect to line-item vetoes made by the Governor, the Budget plan resulted in spending of about $57.3 billion for the General Fund and $14.7 billion for Special Funds. The Budget Act assumed General Fund revenues and transfers in FY 1998-99 of $57.0 billion. After enactment of the Budget Act, the Legislature passed a number of additional fiscal bills, which resulted in a net increase of expenditures of about $250 million, but the Administration also raised its estimate of revenues from the 1997-98 fiscal year. In total, the Administration projected in September, 1998 that the balance in the SFEU at June 30, 1999 would be about $1.2 billion.

     The Administration released new projections for the balance of FY 1998-99 on January 8, 1999 as part of the Governor's Proposed Budget for 1999-2000 (the "Governor's Budget"). As a result of somewhat slower economic growth largely due to the Asian economic slowdown,

                                     E-2-6
resulting in reduced revenues, and higher health and welfare caseloads than projected, the Administration projected that the SFEU would be reduced to about $600 million as of June 30, 1999. However, a later report in February, 1999 from the State Legislative Analyst stated that economic activity in the State appeared to be stronger in late 1998 than the Governor's Budget predicted, and revenues for 1998-99 could be as much as $750 million higher than projected by the Governor's Budget.

     As has been the case in the last several years, spending on K-12 education increased significantly, by a total of $2.2 billion, with projected per-pupil spending of $5,695, more than one-third higher than the per-pupil spending during the last recession year of 1993-94.

     Funding to support higher education was also increased significantly (15% for the University of California and 14% for the California State University system). The Budget included some increases in health and welfare programs, including the first increase in the monthly welfare grant since levels were cut during the recession.

     One of the most important elements of the 1998-99 Budget Act was agreement on substantial tax cuts. The largest of these is a phased-in cut in the Vehicle License Fee (an annual tax on the value of cars registered in the State, the "VLF"). Starting in 1999, the VLF is reduced by 25%. Under current law, VLF funds are automatically transferred to cities and counties, so the new legislation provides for the General Fund to make up the reductions. If State General Fund revenues continue to grow above certain targeted levels in future years (a development which appears unlikely given more recent revenue projections), the cut could reach as much as 67.5% by the year 2003. The initial 25% VLF cut will be offset by about $500 million in General Fund money in FY 1998-99, and $1 billion for future years. Other tax cuts in FY 1998-99 include an increase in the dependent credit exemption for personal income tax filers, restoration of a renter's tax credit for taxpayers, and a variety of business tax relief measures. The total cost of these tax cuts is estimated at $1.4 billion in FY 1998-99.

     The Administration released new projections for the balance of FY 1998-99 on May 14, 1999 as part of the May Revision of the Governor's Proposed Budget for 1999-2000 (the "May Revision"). The May Revision revealed that the State's economy was much stronger in late 1998 and into 1999 than the Administration had thought when it made its first FY 1999-2000 Budget Proposal in January 1999. As a result, the May Revision updates 1998-99 General Fund revenues to be $57.9 billion, almost $1 billion above the original FY 1998-99 estimates, and over $1.6 billion above the Administration's January estimate. Most of the increase is from personal income taxes, reflecting stronger wage employment than previously estimated, and extraordinary growth in capital gain realizations resulting from the stock market's rise. The May Revision projects the SFEU will have a balance of almost $1.9 billion at June 30, 1999.

     Although, as noted, the Administration projects a budget reserve in the SFEU of about $1.9 billion on June 30, 1999, the General Fund balance on that date also reflects $1.0 billion of "loans" which the General Fund made to local schools in the recession years, representing cash outlays above the mandatory minimum funding level. Settlement of litigation over these transactions in July 1996 calls for repayment of these loans over the period ending in 2001-02, about equally split between outlays from the General Fund and from schools' entitlements. The

                                     E-2-7

1998-99 Budget Act contained a $300 million appropriation from the General Fund toward this settlement.

     Proposed FY 1999-2000 Budget. The newly elected Governor, Gray Davis, released his proposed FY 1999-00 Budget in January 1999. It projected somewhat lower General Fund revenues than in earlier projections, due to slower economic growth, which was expected in late 1998, but totaling an estimated $60.3 billion. The May Revision has sharply increased the revenue estimates, by over $2.7 billion, to a total of almost $63.0 billion, which would represent a 9% increase above FY 1998-99. Again, the greatest increase is expected in personal income taxes (about 10% year-over-year increase), with more moderate increases in sales taxes (6%) and corporate taxes (3%).

     The January Governor's Budget proposed $60.5 billion of expenditures in FY 1999-00, with a $400 million SFEU reserve. The proposal contained some education funding initiatives and certain limited initiatives in other areas, but was overall relatively limited by the expectation of smaller revenue gains. In the May Revision, the Governor has proposed several additional initiatives to respond to the over $4.3 billion of new revenues over the two years. These include over $1.2 billion more for K-12 education (much of which is mandated by Proposition 98), over $1 billion of infrastructure spending, increases for higher education, public safety, health and welfare and many other programs, but only a small increase in funding to local governments. Total proposed General Fund spending for FY 1999-00 in the May Revision is $63.2 billion.

     The Governor also proposed to increase the SFEU to about $1 billion by June 30, 2000, and also proposed to "set aside" over $650 million to pay for future employee pay increases, possible litigation costs, and a possible future VLF tax cut based on the current law. If these moneys are not spent for these purposes, they would increase the SFEU reserve. The final FY 1999-00 Budget must still be agreed on between the Governor and the Legislature, and it may contain different provisions than the Governor's proposals described above.

     Although the State's strong economy is producing record revenues to the State government, the State's budget continues to be under stress from mandated spending on education, a rising prison population, and social needs of a growing population with many immigrants. These factors which limit State spending growth also put pressure on local governments. There can be no assurances that, if economic conditions weaken, or other factors intercede, the State will not experience budget gaps in the future.

Bond Rating

     The ratings on California's long-term general obligation bonds were reduced in the early 1990's for "AAA" levels which had existed prior to the recession. After 1996, the three major rating agencies raised their ratings of California's general obligation bonds, which as of February 1999 were assigned ratings of "A+" from Standard & Poor's, "Aa3" from Moody's and "AA-" from Fitch.

     There can be no assurance that such ratings will be maintained in the future. It should be noted that the creditworthiness of obligations issued by local California issuers may be unrelated

                                     E-2-8
to creditworthiness of obligations issued by the State of California, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

Legal Proceedings

     The State is involved in certain legal proceedings (described in the State's recent financial statements) that, if decided against the State, may require the State to make significant future expenditures or may substantially impair revenues. Trial courts have recently entered tentative decisions or injunctions which would overturn several parts of the State's recent budget compromises. The matters covered by these lawsuits include reductions in welfare compromises. The matters covered by these lawsuits include reductions in welfare payments and the use of certain cigarette tax funds for health costs. All of these cases are subject to further proceedings and appeals, and if California eventually loses, the final remedies may not have to be implemented in one year.

Year 2000 Preparations

     The State and local governments, along with all other public and private institutions in the nation, face a major challenge to ensure that their computer systems, including microchips embedded into existing machinery, will not fail prior to or at the January 1, 2000 date which may not be recognized properly by software utilizing only two digits to identify a year. The new State Administration has placed a very high priority on "Year 2000" remediation and contingency planning. The State has a Department of Information Technology ("DOIT") which coordinates activities, provides technical assistance to State agencies and local governments, and reports on the status of remediation efforts by over 100 State departments and agencies.

     DOIT has reported that, as of early 1999, 372 of 564 "mission critical" systems in State government had been remediated (although final testing was still going on in some cases). Of the balance, 54 were being retired and 138 were in process. DOIT does not report on all State agencies. In addition to hardware and software changes, agencies are preparing business contingency plans in case of computer problems at 1/1/2000, and are actively coordinating with outside agencies, vendors, contractors and others with whom computer data is shared. The State Treasurer and State Controller, responsible for State fiscal controls and debt service payments, have reported they were fully remediated by December 31, 1998 and are spending the 1999 year in testing and confirmation of their systems.

     The State has expended and plans to spend many hundreds of millions of dollars on Year 2000 projects of all sorts, and has set aside several tens of millions of dollars in contingency funds to support late-coming needs. There is no survey of local government costs, or the overall status of their activities. It is likely that larger government agencies are better prepared at this time than smaller ones. Both the State and local governments are preparing emergency plans for Year 2000 computer difficulties similar to their normal planning for natural emergencies, such as floods or earthquakes.

Obligations of Other Issuers

     Other Issuers of California Municipal Obligations. There are a number of State agencies, instrumentalities and political subdivisions of the State that issue municipal

                                     E-2-9
obligations, some of which may be conduit revenue obligations payable from payments from private borrowers. These entities are subject to various economic risks and uncertainties, and the credit quality of the securities issued by them may vary considerably from the credit quality of obligations backed by the full faith and credit of the State.

     State Assistance. Property tax revenues received by local governments declined more than 50% following passage of Proposition 13. Subsequently, the California Legislature enacted measures to provide for the redistribution of the State's General Fund surplus to local agencies, the reallocation of certain State revenues to local agencies and the assumption of certain governmental functions by the State to assist municipal issuers to raise revenues. Total local assistance from the State's General Fund was budgeted at approximately 75% of General Fund expenditures in recent years, including the effect of implementing reductions in certain aid programs. To reduce State General Fund support for school districts, the 1992-93 and 1993-94 Budget Acts caused local governments to transfer $3.9 billion of property tax revenues to school districts, representing loss of the post-Proposition 13 "bailout" aid. Local governments have in return received greater revenues and greater flexibility to operate health and welfare programs. However, except for agreement in 1997 on a new program for the State to substantially take over funding for local trial courts (saving cities and counties some $400 million annually), there has been no large-scale reversal of the property tax shift to help local government.

     To the extent the State should be constrained by its Article XIIIB appropriations limit, or its obligation to conform to Proposition 98, or other fiscal considerations, the absolute level, or the rate of growth, of State assistance to local governments may continue to be reduced. Any such reductions in State aid could compound the serious fiscal constraints already experienced by many local governments, particularly counties. Los Angeles County, the largest in the State, was forced to make significant cuts in services and personnel, particularly in the health care system, in order to balance its budget in FY1995-96 and FY1996-97. Orange County, which emerged from Federal Bankruptcy Court protection in June 1996, has significantly reduced county services and personnel, and faces strict financial conditions following large investment fund losses in 1994 which resulted in bankruptcy.

     Counties and cities may face further budgetary pressures as a result of changes in welfare and public assistance programs, which were enacted in August, 1997 in order to comply with the federal welfare reform law. Generally, counties play a large role in the new system, and are given substantial flexibility to develop and administer programs to bring aid recipients into the workforce. Counties are also given financial incentives if either at the county or statewide level, the "Welfare-to-Work" programs exceed minimum targets; counties are also subject to financial penalties for failure to meet such targets. Counties remain responsible to provide "general assistance" for able-bodied indigents who are ineligible for other welfare programs. The long-term financial impact of the new CalWORKs system on local governments is still unknown.

     Assessment Bonds. California municipal obligations which are assessment bonds may be adversely affected by a general decline in real estate values or a slowdown in real estate sales activity. In many cases, such bonds are secured by land which is undeveloped at the time of issuance but anticipated to be developed within a few years after issuance. In the event of such reduction or slowdown, such development may not occur or may be delayed, thereby increasing the risk of a default on the bonds. Because the special assessments or taxes securing these bonds

                                     E-2-10
are not the personal liability of the owners of the property assessed, the lien on the property is the only security for the bonds. Moreover, in most cases the issuer of these bonds is not required to make payments on the bonds in the event of delinquency in the payment of assessments or taxes, except from amounts, if any, in a reserve fund established for the bonds.

     California Long Term Lease Obligations. Based on a series of court decisions, certain long-term lease obligations, though typically payable from the general fund of the State or a municipality, are not considered "indebtedness" requiring voter approval. Such leases, however, are subject to "abatement" in the event the facility being leased is unavailable for beneficial use and occupancy by the municipality during the term of the lease. Abatement is not a default, and there may be no remedies available to the holders of the certificates evidencing the lease obligation in the event abatement occurs. The most common cases of abatement are failure to complete construction of the facility before the end of the period during which lease payments have been capitalized and uninsured casualty losses to the facility (e.g., due to earthquake). In the event abatement occurs with respect to a lease obligation, lease payments may be interrupted (if all available insurance proceeds and reserves are exhausted) and the certificates may not be paid when due. Although litigation is brought from time to time which challenges the constitutionality of such lease arrangements, the California Supreme Court issued a ruling in August, 1998 which reconfirmed the legality of these financing methods.

Other Considerations

     The repayment of industrial development securities secured by real property may be affected by California laws limiting foreclosure rights of creditors. Securities backed by health care and hospital revenues may be affected by changes in State regulations governing cost reimbursements to health care providers under Medi-Cal (the State's Medicaid program), including risks related to the policy of awarding exclusive contracts to certain hospitals.

     Limitations on ad valorem property taxes may particularly affect "tax allocation" bonds issued by California redevelopment agencies. Such bonds are secured solely by the increase in assessed valuation of a redevelopment project area after the start of redevelopment activity. In the event that assessed values in the redevelopment project decline (e.g., because of a major natural disaster such as an earthquake), the tax increment revenue may be insufficient to make principal and interest payments on these bonds. Both Moody's and S&P suspended ratings on California tax allocation bonds after the enactment of Articles XIIIA and XIIIB, and only resumed such ratings on a selective basis.

     Proposition 87, approved by California voters in 1988, requires that all revenues produced by a tax rate increase go directly to the taxing entity which increased such tax rate to repay that entity's general obligation indebtedness. As a result, redevelopment agencies (which, typically, are the issuers of tax allocation securities) no longer receive an increase in tax increment when taxes on property in the project area are increased to repay voter-approved bonded indebtedness.

     The effect of these various constitutional and statutory changes upon the ability of California municipal securities issuers to pay interest and principal on their obligations remains unclear. Furthermore, other measures affecting the taxing or spending authority of California or

                                     E-2-11
its political subdivisions may be approved or enacted in the future. Legislation has been or may be introduced which would modify existing taxes or other revenue-raising measures or which either would further limit or, alternatively, would increase the abilities of the state and local governments to impose new taxes or increase existing taxes. It is not possible, at present, to predict the extent to which any such legislation will be enacted. Nor is it possible, at present, to determine the impact of any such legislation on California municipal obligations in which the Fund may invest, future allocations of state revenues to local governments or the abilities of state or local governments to pay the interest on, or repay the principal of, such California municipal obligations.

     Substantially all of California is within an active geologic region subject to major seismic activity. Northern California in 1989 and Southern California in 1994 experienced major earthquakes causing billions of dollars in damages. The federal government provided more than $13 million in aid for both earthquakes, and neither event is expected to have any long-term negative economic impact. Any California municipal obligation in the Fund could be affected by an interruption of revenues because of damaged facilities, or, consequently, income tax deductions for casualty losses or property tax assessment reductions. Compensatory financial assistance could be constrained by the inability of (i) an issuer to have obtained earthquake insurance coverage rates; (ii) an insurer to perform on its contracts of insurance in the event of widespread losses; or (iii) the federal or State government to appropriate sufficient funds within their respective budget limitations.

California Tax Matters

     The following is based upon the advice of ________, special California counsel to the Fund.

     The following is a general, abbreviated summary of certain provisions of the applicable California tax law as presently in effect as it directly governs the taxation of resident individual and corporate Common Shareholders of the Fund. This summary does not address the taxation of other shareholders nor does it discuss any local taxes that may be applicable. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to transactions of the Fund.

     The following is based on the assumptions that the Fund will qualify under Subchapter M of the Code as a regulated investment company, that it will satisfy the conditions which will cause distributions of the Fund to qualify as exempt-interest dividends to shareholders for federal and California purposes, and that it will distribute all interest and dividends it receives to the shareholders.

     The Fund will be subject to the California corporate franchise and
corporation income tax only if it has a sufficient nexus with California.   If
it is subject to the California franchise or corporation income tax, the Fund does not expect to pay a material amount of such tax.

     If at the close of each quarter of the Fund's taxable year at least 50% of the value of its total assets consists of obligations that, when held by individuals, pay interest that is exempt from tax by California under California or federal law, then distributions by the Fund that are

                                     E-2-12
attributable to interest on any such obligation will not be subject to the California personal income tax. All other distributions, including distributions attributable to capital gains, will be includable in gross income for purposes of the California personal income tax.

     Interest on indebtedness incurred or continued for the purpose of acquiring or maintaining an investment in the Common Shares will not be deductible for purposes of the California personal income tax.

     All distributions of the Fund, regardless of source, to corporate Common Shareholders that are subject to the California corporate franchise tax will be included in gross income for purposes of such tax.

     Gain on the sale, exchange, or other disposition of Common Shares will be subject to the California personal income and corporate franchise tax.

     In addition, any loss realized by a holder of Common Shares upon the sale of shares held for six months or less may be disallowed to the extent of any exempt interest dividends received with respect to such shares. Moreover, any loss realized upon the sale of Common Shares within thirty days before or after the acquisition of other Common Shares may be disallowed under the "wash sale" rules.

     Common Shares may be subject to the California estate tax if held by a California decedent at the time of death.

     Common Shareholders are advised to consult with their own tax advisers for more detailed information concerning California tax matters.

                                     E-2-13

                                  APPENDIX E-3

Factors Pertaining to Connecticut

     Except to the extent the Connecticut Municipal Bond Fund (the "Connecticut Fund") invests in temporary investments, the Connecticut Fund will invest substantially all of its net assets in Connecticut Municipal Obligations. The Connecticut Fund is therefore susceptible to political, economic or regulatory facts affecting issuers of Connecticut Municipal Obligations. The following briefly summarizes the current financial situation of the State of Connecticut (the "State"). It is derived from sources that are generally available to investors and is based in part on information obtained from various agencies in Connecticut. There can be no assurance that current or future statewide or regional economic difficulties, and the resulting impact on State or local government finances generally, will not adversely affect the market value of Connecticut Obligations in the Fund or the ability of particular obligors to make timely payments of debt serves on (or relating to) those obligations.

     Although it continues to lag the nation in job growth, Connecticut's economy has performed relatively well recently, helping to narrow the gap with the national economy. The State has reclaimed over 80% of the jobs it lost to the recession of the early 1990's and has posted the strongest income gains in the country. Once heavily reliant on the insurance, defense manufacturing, finance and real estate industries, the State's economy has become more diversified, benefiting from growth in service sector employment in business and personal services, health care, legal services, private education and gaming. Unemployment has improved and is now below national averages, registering 3.4% in April 1999 versus the national average of 4.3% for that same time period. Since 1995, the State has experienced slow, steady population growth, although it has not yet replaced all of the residents it lost during the recession of the early 1990's. Connecticut continues to rank first among states in per capita personal income (37,598). The State's urban centers, however, continue to struggle with population losses, above average rates of unemployment, and lower per capita income levels. For example, according to the 1999 State Comptroller Report, with the exception of Stamford, the State's largest cities (those with over 100,000 residents) have all experienced a population loss in the 1990's. The State Comptroller's report also notes that the State's child poverty rate is rising especially in its urban areas.

     In October, 1998, Standard & Poor's upgraded Connecticut's general obligation debt rating to AA from AA-minus, citing the State's strengthened financial position, more conservative budgeting and financial practices, and steady economic growth. As of June 15, 1999, Moody's and Fitch maintained Aa3 and AA ratings on the State's general obligation debt. These ratings effect the State's credit quality only, and do not indicate the creditworthiness of other tax-exempt securities in which the fund may invest.

Connecticut Tax Matters

     The following is based upon the advice of ________, special Connecticut counsel to the Fund.

                                     E-3-1

     The following is a general, abbreviated summary of certain provisions of the applicable Connecticut tax law as presently in effect as it directly governs the taxation of resident individual and corporate shareholders of the Fund.
This summary does not address the taxation of other shareholders nor does it discuss any local taxes that may be applicable. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to Fund transactions.

     The following is based on the assumptions that the Fund will qualify under Subchapter M of the Code as a regulated investment company, that it will satisfy the conditions which will cause the Fund distributions to qualify as exempt-interest dividends to shareholders, and that it will distribute all interest and dividends it receives to the Fund's shareholders.

     The Fund will be subject to the Connecticut corporation business tax only if it has a sufficient nexus with Connecticut. If it is subject to that tax, it does not expect to pay a material amount of such tax.

     Distributions from the Fund that are attributable to interest or gain on any obligation of Connecticut and its political subdivisions ("Connecticut Obligations") or to interest on obligations of the United States or its instrumentalities, U.S. territories and possessions that are exempt from state taxation under federal law, will not be subject to the Connecticut personal income tax. All other distributions, including distributions attributable to interest on obligations of the United States or instrumentalities and that are not exempt from state taxation under federal law distributions attributable to capital gain (other than capital gain on Connecticut Obligations), will be subject to the Connecticut personal income tax.

     All distributions from the Fund, regardless of source, will be subject to the Connecticut corporation business tax, but corporate shareholders may be permitted a dividends received deduction for the portion of Fund distributions received that are not exempt-interest dividends or capital gain dividends.

     Gain on the sale, exchange, or other disposition of shares of the Fund will be subject to the Connecticut personal income tax and the Connecticut corporation business tax.

     Shares of the Fund may be subject to the Connecticut succession and transfer tax and the Connecticut estate tax if owned by, or subject to a general power of appointment by, a Connecticut decedent at the time of death.

Shareholders are advised to consult with their own tax advisers for more detailed information concerning Connecticut and local tax matters.

                                     E-3-2

                                  APPENDIX E-4

Factors Pertaining to Florida

     As described above, except to the extent the Fund invests in temporary investments, the Fund will invest substantially all of its net assets in Florida municipal bonds. The Fund is therefore susceptible to statutory political, economic and regulatory factors affecting issuers of Florida municipal bonds. Some of these factors, including the State budget process, the State's economy, and voter initiatives, may weaken or jeopardize the ability of Florida municipal bond issuers to pay principal or interest on their bonds and, therefore, the value of the Fund's investment portfolio. The following information provides only a brief summary of some of the complex factors affecting the financial situation in Florida (the "State"). This information is derived from sources that are generally available to investors and is believed to be accurate. It is based in part on information obtained from various State and local agencies in Florida. No independent verification has been made of any of the following information. It should also be noted that the creditworthiness of obligations issued by local Florida issuers may be unrelated to the creditworthiness of obligations issued by the State of Florida, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default or financial difficulty.

     Florida's Constitution allows the issuance of State bonds pledging the full faith and credit of the State generally only upon approval of the electorate and in an aggregate principal amount not exceeding 50% of the State's total tax revenues for the two preceding fiscal years. A number of exceptions to the election requirement have been enacted, allowing the issuance of full faith and credit bonds in addition to a primary pledge of a separately identifiable revenue source for certain uses such as road and bridge projects, education and environmental facilities and projects.

     State Economy. The State's economy has in the past been highly dependent on the construction industry and construction-related manufacturing. This dependency has declined in recent years and continues to do so in part as a result of continued diversification of the State's economy. For example, total construction employment as a share of total non-farm employment reached a peak of 10% in 1973. In 1980, this dropped to just over 7%, and in 1990 edged downward to 6% of total non-farm employment. This trend is expected to continue as the State's economy continues to diversify. The Florida 1998 Estimating Conference predicts that in the 2000-01 fiscal year, employment in construction will be 5.1% of non-farm employment.

     During the 1980s the State's job creation rate was well over twice the rate for the nation as a whole and its growth rate in new non-agricultural jobs was the fastest of the 11 most populous states and second only to California in the absolute number of new jobs created. However, the State's historically strong job growth rate is weakening. According to Florida's 1998 Estimating Conference, after growing 4.1% in 1997-98, the State's total non-farm jobs are expected to increase by 3.5% in 1998-99, and rise by 3.1% in 1999-2000. The State's unemployment rate was 4.9% during 1996-97 and 4.7% in 1997-98. The State's unemployment rate is currently projected to be 4.3% for each of the 1998-99 and 1999-2000 fiscal years.

                                     E-4-1

     According to the U.S. Department of Commerce, for 1997, the State's per capita personal income of $24,795 was slightly below the national average of $25,298, but significantly ahead of that for the southeast United States, which was $22,776. Real personal income growth is expected to increase by 4.6% in 1998-99 but increase only by 3.7% in 1999-2000, with real personal income per capita expected to increase by 2.7% in 1998-99 and 2.0% in 1999-2000. A 1.8% increase in real personal income per capita is projected by the end of 2000-2001. The total number of tourists is forecasted to increase by 2.4% in 1998-99 and by 3.2% in 1999-2000.

     State Budget. In fiscal year 1997-98, approximately 67.5% of the State's total direct revenue was derived from State taxes, with Federal grants and other special revenue accounting for the balance. State sales and use tax, corporate income tax, and beverage tax amounted to 70.7%, 8.3% and 3.3%, respectively, of total General Collections and Transfers during fiscal 1997-98. In that same year, total appropriations for education, health and rehabilitative services and law enforcement amounted to $12,498.6 million, $1,424.4 million and $134.3 million, respectively.

     According to the March 8, 1999 Estimating Conference, estimated fiscal year 1998-99 General Revenue plus Working Capital and Budget Stabilization funds available to the State total $18,795.8 million, a 5.4% increase over 1997-98.
Of the total General Revenue plus Working Capital and Budget Stabilization funds available to the State, $17,779.5 million is Net Estimated General Revenues, representing an increase of 5.0% over the previous year's Net Estimated General Revenues. With effective General Revenues plus Working Capital Fund and Budget Stabilization appropriations at $18,185.0 million, including a $100.9 million transfer to the Budget Stabilization Fund, unencumbered reserves at the end of 1998-99 are estimated to be $1,379.6 million. Estimated fiscal year 1999-2000 General Revenue plus Working Capital and Budget Stabilization funds available total $19,347.0 million, a 2.8% increase over 1998-99. The $18,555.2 million in Estimated Revenues represents an increase of 4.3% over the previous year's Estimated Revenues.

     The State's sales and use tax currently accounts for the State's single largest source of tax receipts. Slightly less than 10% of the State's sales and use tax is designated for local governments and is distributed to the respective counties in which collected for use by the counties and municipalities therein. In addition to this distribution, local governments may (by referendum) assess a 0.5% or a 1.0% discretionary sales surtax within their county. Proceeds from this local optional sales tax are earmarked for funding local infrastructure programs and acquiring land for public recreation or conservation or protection of natural resources as provided under applicable Florida law. Certain charter counties have other tax powers and certain non-consolidated counties with a population in excess of 800,000 may levy a local option sales tax to fund indigent health care. Alone, the optional sales tax cannot exceed 0.5% and when combined with the infrastructure surtax cannot exceed 1.0%. For the fiscal year ended 1997-98, sales and use tax receipts (exclusive of the tax on gasoline and special fuels) totaled $11,841.1 million, an increase of 7.3% over fiscal year 1996-97.

     The second largest source of State tax receipts is the tax on motor fuels. However, these revenues are almost entirely dedicated trust funds for specific purposes and are not included in the State's General Revenue Fund.

                                     E-4-2

     The State imposes an alcoholic beverage, wholesale tax (excise tax) on beer, wine, and liquor. This tax is one of the State's major tax sources, with revenues totaling $550 million in fiscal year 1997-98, 1.8% more than in 1996-
97. Ninety-eight percent of the revenues collected from this tax are deposited into the State's General Revenue Fund.

     The State imposes a corporate income tax. All receipts of the corporate income tax are credited to the General Revenue Fund. For the fiscal year 1997-98, receipts from this source were $1,395.7 million, an increase of 2.5% from fiscal year 1996-97.

     The State imposes a documentary stamp tax on deeds and other documents relating to realty, corporate shares, bonds, certificates of indebtedness, promissory notes, wage assignments, and retail charge accounts. The documentary stamp tax collections totaled $429.6 million during fiscal year 1997-98, an 23.0% increase from the previous fiscal year.

     The State imposes an intangible personal property tax on stocks, bonds, including bonds secured by liens in Florida real property, notes, governmental leaseholds, and certain other intangibles not secured by a lien on Florida real property. The annual rate of tax is 2 mills (a mil is $1.00 of tax per $1,000.00 of property value). Pursuant to recently enacted legislation, this rate is to be reduced to 1.5 mils effective January 1, 2000. Second, the State imposes a non-recurring 2 mil tax on mortgages and other obligations secured by liens on Florida real property. In fiscal year 1997-98, total intangible personal property tax collections were $756.0 million, a 25.9% increase from the prior year.

     The State imposes an estate tax on the estate of a decedent for the privilege of transferring property at death. All receipts of the estate tax are credited to the General Revenue Fund. For the fiscal year 1997-98, receipts from this source were $595.0 million, an increase of 8.8% from fiscal year 1996-97.

     Revenue Generating Measures. In 1987, the State Legislature passed a major revenue enhancement bill resulting in the largest tax increase in State history. In order to balance the budget, as required by the State's Constitution, a 5% sales tax was imposed on nearly all services sold or used in the State. However, the tax was challenged by numerous national groups and repealed, effective January 1, 1988. At the same time the tax was replaced by a one cent ($01) increase, from 5% to 6%, in the general sales tax on goods and rentals. The one cent ($01) increase became effective February 1, 1988. The sales and use tax currently accounts for the State's single largest source of tax receipts.

     On January 12, 1988, the State began its own lottery. State law requires that lottery revenues by distributed 50% to the public in prizes, 38% for use in enhancing education, and the balance, 12%, to retailers as commission for their services and for administration of the lottery. Lottery ticket sales totaled $2.05 billion in fiscal 1997-98, a $20.0 million decrease in sales from 1996-97, providing education with $785.2 million.

     Litigation. Currently under litigation are several issues relating to State actions or State taxes that put at risk substantial amounts of General Revenue Fund monies. Accordingly, there is no assurance that the resolution of any of such matters, individually or in the aggregate, will

                                     E-4-3
not have a material adverse effect on the State's financial position. A brief summary of some of those matters follows.

     Nathan M. Hameroff. M.D. et al. v. Agency For Healthcare Administration et al. The plaintiff challenged the constitutionality of Florida's Public Medical Assistance Trust Fund annual assessment on net operating revenue of free standing out-patient facilities offering sophisticated radiology services. The trial has not been scheduled. If the State is unsuccessful in its action, the potential refund liability could approximate $70 million.

     On August 25, 1997, the top four cigarette manufacturers and the largest seller of chew and snuff agreed to pay the State $11.3 billion over a period of 25 years to settle a pending lawsuit brought by the State against such parties. Further, the defendants agreed to ban most outdoor cigarette advertising in the State.

     State Bond Rating. The State maintains a bond rating of Aa and "AA" from Moody's and S&P, respectively, on the majority of its general obligation bonds, although the rating of a particular series of revenue bonds relates primarily to the project, facility or other revenue source from which such series derives funds for repayment. While these ratings and some of the information presented above indicate that the State is in satisfactory economic health, there can be no assurance that there will not be a decline in economic conditions or that particular Florida municipal bonds purchased by the Fund will not be adversely affected by any such changes.

Florida Tax Matters

     The following is based upon the advice of ________, special Florida counsel to the Fund.

     The following is a general, abbreviated summary of certain provisions of the applicable Florida law as presently in effect, as it directly governs the taxation of resident individual and corporate shareholders of the Fund. This summary does not address the taxation of other shareholders nor does it discuss any local taxes that may be applicable. These provisions are subject to change by legislative or administrative actions, and any such change may be retroactive with respect to transactions of the Fund.

     The following is based on the assumptions that the Fund will qualify under Subchapter M of the Code as a regulated investment company, that it will satisfy the conditions which will cause distributions of the Fund to qualify as exempt-interest dividends to shareholders for federal purposes, and that it will distribute all interest and dividends it receives to the shareholders.

     Florida does not impose an income tax on individuals. All corporate shareholders of the Fund will be subject to Florida income taxation on their apportioned share of the income characterized as business income of such shareholder under the Florida Income Tax Code ("Florida Code") realized by the Fund and distributed to them notwithstanding the tax exempt character of the interest received from Florida municipal bonds under Section 103(a) of the Code or any other Federal law, as well as on gains realized from a sale or redemption of the Common Shares to the extent characterized as business income. Only a corporate shareholder that has its commercial domicile in Florida will be taxable under the Florida Code on its respective share of the Fund's capital gains and interest income that constitute nonbusiness income of such shareholder and that is distributed to it, and on gains realized from a sale or redemption of the

                                     E-4-4

Common Shares that constitute nonbusiness income. Certain trusts, excluding private and testamentary trusts, may be subject to the Florida corporate income tax.

     Neither the Fund nor the shareholders of the Fund will be subject to the Florida intangible personal property tax on the Florida municipal bonds or the Common, respectively, with respect to any calendar year so long as at the close of the preceding calendar year and on January 1 of the then current year, the Fund's portfolio assets consisted solely of Florida municipal bonds and other assets exempt from the Florida intangible personal property tax.

     The Common Shares will be subject to Florida estate tax only if owned by Florida residents, certain natural persons not residents of Florida, or certain natural persons not residents of the United States. The Florida estate tax is limited, however, to the amount of the credit allowable under the applicable Federal Revenue Act (currently Section 2011 and in some cases Section 2102 of the Code) for state death taxes actually paid to the several states.

     For Florida state income tax purposes, the Fund should not be liable for Florida corporate income tax imposed by the Florida Code so long as the Fund distributes annually to its shareholders all of its tax-exempt income, net capital gains, and other income, and has no investment company taxable income as defined by the Code. However, the Fund should have taxable income for Florida corporate income tax purposes if it has nexus in Florida and: (a) earns tax-exempt interest in excess of its distributions of such income; (b) it earns net long-term capital gain income in excess of its distributions of such income; or
(c) it earns other income in excess of its distributions of such income.

     The Common Shares will not be subject to the Florida ad valorem property tax or Florida sales and use tax.

     The foregoing is a general, abbreviated summary of certain of the provisions of the Florida Code presently in effect as it directly governs the taxation of shareholders of the Fund. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to Fund transactions. Shareholders are advised to consult with their own tax advisers for more detailed information concerning Florida tax matters.

                                     E-4-5

                                  APPENDIX E-5

Factors Pertaining to Maryland

     Maryland has benefited from the expansion in the national economy. The State's once sluggish economy has shown improvement, although employment and income growth rates remain at or below neighboring states. Services, wholesale and retail trade, and government account for most of the State's employment. Unlike in most states, government employment surpasses manufacturing employment in Maryland.

     The State's unemployment rate, which fell to 4.4% in June 1998 from 5.2% in June 1997, remains below the national average. Per capita income, which was $28,969 in 1997, is 113% of the national average.

     The State Constitution mandates a balanced budget. Conservative fiscal policies and recent economic growth have benefited the State's financial position. For example, the State's statutorily-mandated rainy day fund has exceeded its required 5% level recently. The rainy day fund has exceeded its required 5% level recently. The rainy day fund is, however, scheduled to be drawn down to its 5% level in future years. During its spring 1998 term, the Maryland legislature voted to accelerate the income tax reduction it passed in 1997; as a result, income taxes will be reduced by 5% in 1998, more than the 2% reduction originally planned for 1998. the 1988 reduction is part of the total 10% reduction to the State's income tax, which is being phased in through 2002. Maryland's general obligation debt, which is constitutionally limited to a maximum term of 15 years, remains moderate. Maryland's general obligation debt carries triple-A ratings from Moody's, Standard & Poor's, and Fitch.

State Tax Matters

     The following is based upon the advice of ________, special Maryland counsel to the Fund.

     The following is a general, abbreviated summary of certain provisions of the applicable Maryland tax law as presently in effect as it directly governs the taxation of resident individual and corporate shareholders of the Maryland Fund. This summary does not address the taxation of other shareholders. These provisions are subject to change by legislative or administrative actions, and any such change may be retroactive with respect to Maryland Fund transactions.

     The following is based on the assumptions that the Maryland Fund will qualify under Subchapter M of the Code as a regulated investment company, that it will satisfy the conditions which will cause Maryland Fund distributions to qualify as exempt-interest dividends to shareholders, and that it will distribute all interest and dividends it receives to the Maryland Fund's shareholders.

     The Maryland Fund will be subject to the Maryland corporate income tax only if it has a sufficient nexus with Maryland. If it is subject to the Maryland corporate income tax, it does not expect to pay a material amount of such tax.

                                     E-5-1

     Distributions by the Maryland Fund that are attributable to interest on or gain from the sale or exchange of any obligation of Maryland or its political subdivisions ("Maryland Obligations") or to interest on obligations of the United States, its territories, possessions, or instrumentalities that are exempt from state taxation under federal law ("Federal Obligations") will not be subject to the Maryland individual income tax or the Maryland corporate income tax. All remaining distributions to shareholders will be subject to the Maryland individual and corporate income taxes, and in the case of individuals, will be subject to local taxes as well.

     Gain on the sale, exchange, or other disposition of shares of the Maryland Fund will be subject to the Maryland individual and corporate income taxes, and in the case of individuals, will be subject to local taxes as well.

     Shares of the Maryland Fund may be subject to the Maryland estate tax if owned by a Maryland decedent at the time of death.

     Shareholders are advised to consult with their own tax advisers for more detailed information concerning Maryland state and local tax matters.

                                     E-5-2

                                  APPENDIX E-6

Factors Pertaining to Massachusetts

     Except to the extent the Massachusetts Municipal Bond Fund and the Massachusetts Insured Municipal Bond Fund (the "Massachusetts Funds") invest in temporary investments, the Massachusetts Funds will invest substantially all of their net assets in Massachusetts Municipal Obligations. The Massachusetts Funds are therefore susceptible to political, economic or regulatory factors affecting issuers of Massachusetts Municipal Obligations. The Massachusetts Funds will invest substantially all of their net assets in Massachusetts Municipal Obligations. The Massachusetts Funds are therefore susceptible to political, economic or regulatory facts affecting issuers of Massachusetts Municipal Obligations. Without intending to be complete, the following briefly summarizes the current financial situation, as well as some of the complex factors affecting the financial situation, in the Commonwealth of Massachusetts (the "Commonwealth"). It is derived from sources that are generally available to investors and is based in part on information obtained from various agencies in Massachusetts. No independent verification has been made of the accuracy or completeness of the following information.

     There can be no assurance that current or future statewide or regional economic difficulties, and the resulting impact on Commonwealth or local government finances generally, will not adversely affect the market value of Massachusetts Obligations in the Funds or the ability of particular obligors to make timely payments of debt service on (or relating to) those obligations.

     The Massachusetts economy has fully recovered from the recession of the early 1990's and has grown at a healthy pace. The strongest in New England, the State's economy has also performed well relative to the national economy across several indicators. Unemployment remains below the national average, registering 2.9% in April 1999 versus the national rate of 4.3% for the same time period. Per capita income levels remain high at approximately $32,797, 124% of the national average, placing Massachusetts third among the states for per capita income levels. The State has also registered strong per capita income growth, oustripping the national growth rate. The State's economy remains diverse, with construction, financial services, health care and higher education continuing to make important contributions to the State's economy.
The service sector is the largest sector in the Massachusetts economy, following by wholesale and retail trade, manufacturing, and government employment.

     Recently, employment growth has slowed somewhat, in part because of tightening labor. The State continues to lose manufacturing employment, but those losses are being partially offset by gains in the services and construction sectors. Large public works projects n the Boston area, including the $10.8 billion Central Artery Project and the $1.0 billion modernization program at Logan International Airport, have contributed construction jobs.

     The Massachusetts economy is fairly concentrated in the eastern portion of the state, with more than 50% of its total population residing in the metropolitan Boston area. Of the 17 Fortune 500 companies located in the State in 1998, 15 were located in the metropolitan Boston region. While many of the communities in the eastern portion of the State have benefited from the economic growth described above, several areas outside the metropolitan Boston region have

                                     E-6-1
not participated as fully and continue to be hampered by higher employment, lower per capita income and stagnant property values.

     1998 Fiscal Year Budget. The budget for 1998 provides for total expenditures and appropriations of approximately $18.8 billion, a 2.8% increase over FY97 expenditures. The budget incorporates tax cuts valued by the Dept of Revenue at $61 million and provides for an accelerated pension funding schedule. Supplemental appropriations have been approved for FY98 in the amount of approximately $94.0 million, including transfer of $34.8 million to the Massachusetts Water Pollution Abatement Trust for state revolving fund programs. Estimated budgeted revenues and other revenue sources are projected to reach $20.0 billion, up 3.5% over fiscal 1997 level. Tax revenues are projected to reach $13.2 billion, a mere 2.3% increase over fiscal 1997 level as a result of tax cuts. A surplus of $116 million is expected at fiscal year end.

     Tax law changes effective in FY98 will: increase anticipated revenues by $19 million from miscellaneous fees to be collected as a result of the convention center legislation approved on November 17, 1997, reduce tax revenues by an estimated $25 million as a result of the exemption of military pensions from state income tax, which was approved by Acting Governor Cellucci on November 6, 1997, and reduce tax revenues by an estimated $140 million as a result of a change in sale tax payment schedule.

     Under legislation enacted in 1996, Franklin County government terminated on July 1, 1997. Legislation approved by Governor Weld on July 11, 1997 abolished Middlesex County government on that day and provided for the abolition of county government in Hampden and Worcester Counties on July 1, 1998. These Counties' debt and liabilities will be assumed by the Commonwealth and amortized over a period of up to 25 years from assessments on the cities and towns within the County.

     On October 20, 1997, Acting Governor Cellucci announced that the Department of Revenue will issue regulations changing the payment schedules for approximately 15,000 sales, meals and room occupancy taxpayers that pay over $25,000 in tax per year. Under the new simplified rules, beginning January 1, 1998, these taxpayers will be required to file a tax return and make a tax payment on the 20th of each month for taxable sales made during the preceding month. Under the old rules, affected taxpayers were required to forward tax payments on the 27th of each month for taxable sales made from the 23rd of the preceding month to the 22nd of the current month, as well as file a quarterly tax return. While these new regulations will not affect the amount of tax owed, the Department of Revenue estimates that the Commonwealth will realize a reduction in fiscal 1998 revenues of $120 million to $160 million, which has been incorporated into the January 16, 1998 revenue estimates. This reduction will be a one-time event.

     On November 17, 1997, the Legislature overrode Acting Governor Cellucci's vote to enact legislation authorizing the Commonwealth to issue special obligation convention center bonds secured by a pledge of certain taxes related to tourism and conventions, including a 2.75% convention center financing fee imposed by the legislation on hotel room occupancy in four Massachusetts cities.

                                     E-6-2

     The fiscal 1998 budget is based on numerous spending and revenue estimates the achievement of which cannot be assured.

     1997 Fiscal Year. Revenues exceeded expenditures for the 7th consecutive year. Budgeted revenues and other sources totaled $19.3 billion, up 11.6% over FY96. Total revenues exceeded total expenditures by $281.8 million. Tax revenues grew 6.8% to $12.9 billion. During the fiscal year, legislation was enacted and approved to raise statutory ceiling on State's Stabilization (or Rainy Day) fund from 5% of tax revenues to 5% of total budgetary income. As a result, the Stabilization fund balance now stands at $799.3 million.

     During FY97, the legislature mandated several transfers to be charged to FY97, including: $229.8 million to a Capital Investment Trust Fund to finance certain specified capital expenditures, $100 million to the Stabilization Fund (in addition to the $134.3 million transfer required by state finance law), $128 million to a Caseload Increase Mitigation Fund to finance Dept of Transitional Assistance programs in the event caseloads increase beyond what is budgeted, and $20.2 million to the Massachusetts Water Pollution Abatement Trust for state capitalization grants for the state revolving fund programs.

     On March 11, 1997, the Legislature's Committee on Counties approved legislation that would abolish Middlesex County government immediately upon final approval of the legislation and transfer its functions to the Commonwealth The county's debts and liabilities which are in force on July 1, 1997 would be assumed by the Commonwealth and amortized over a period of up to 25 years from assessments on the cities and towns within the county. The legislation would also bar the sale of public property to satisfy judgments against the county. The legislation is now being considered by the House Committee on Ways and means.

     On March 12, 1997, the Legislature's Committee on Transportation approved legislation to establish a Metropolitan Highway System, in substantially the form in which it had been filed by the Governor on January 6, 1997. A provision in the legislation added by the committee would mandate a new "asset assessment study" to determine, within one year, whether the Massachusetts Port Authority could afford to contribute as much as $300 million toward the cost of the Ted Williams Tunnel/Central Artery project, rather than the $200 million contribution proposed by the Governor and contemplated by the legislation. The study is to be conducted by the Executive Office for Administration and Finance, the State Auditor, the Division of Capital Planning and Operations and the Port Authority. The legislation approved by the Transportation Committee does not authorize any additional state spending for the project. The Governor's proposals for additional spending authorizations are contained in a transportation bond bill which is still being considered by the committee. The bill approved by the Transportation Committee has been scheduled in both the House of Representatives and Senate for expedited debate and enactment on March 13, 1997.

     1996 Fiscal Year. Budgeted revenues and other sources, including non-tax revenues, collected in fiscal 1996 were approximately $17.328 billion, approximately $944 million or 5.7% above fiscal 1995 revenues of approximately $16.387 billion. Fiscal 1996 tax revenue collections were approximately $12.049 billion, approximately $365 million above the Department of Revenue's revised financial year 1996 tax revenue estimate of $11.684 billion and $886 million, or 7.9% above fiscal 1995 tax revenues of $11.163 billion.

                                     E-6-3

     Budgeted expenditures and other uses of funds in fiscal 1996 were approximately $16.881 billion, approximately $630.6 million or 3.9% above fiscal 1995 budgeted expenditures and uses of $16.251 billion. The Commonwealth ended fiscal 1996 with an operating gain of approximately $446.4 million and an ending fund balance of approximately $1.172 billion.

     On August 8, 1996, the Governor approved legislation making two changes in the apportionment formula for the business corporations tax payable by certain mutual fund service corporations. Effective January 1, 1997, the legislation changes the computation of the sales factor. Instead of sourcing sales from the state where the seller bears the cost of performing the services relating to the sale, the corporations will source sales to the state of domicile of the ultimate consumer of the service. Effective July 1, 1997, the legislation changes the current three-factor formula to a single sales factor formula, just as the November, 1995 legislation did for certain federal defense contractors and, over time, for manufacturing firms. The new law requires the affected corporations to increase their numbers of employees by 5% per year for five years, subject to exceptions for adverse economic conditions affecting the stock market or the amount of assets under their management. The Department of Revenue estimates that the changes will result in a revenue reduction of approximately $10 million in fiscal 1997 and approximately $30 million to $53 million on an annualized basis thereafter, starting in fiscal 1998.

     On August 9, 1996, the Governor signed legislation providing tax credit to shippers that pay federal harbor maintenance taxes on cargo passing through Massachusetts ports. The Department of Revenue estimates that there will be no impact on revenues in fiscal 1997 as a result of this tax credit, and that the annualized revenue loss will be approximately $3 million to $4 million, beginning in fiscal 1998.

     The Executive Office for Administration and Finance is currently evaluating the impact of the federal welfare reform legislation enacted on August 22, 1996 on the Commonwealth's spending and revenue associate with public assistance programs. Current estimates indicate no fiscal 1997 spending impact associated with the passage of the federal reform While current estimates also indicate an $86.3 million increase in federal revenues for the Commonwealth in fiscal 1997, this has not yet been incorporated into the Commonwealth's estimates for fiscal 1997 federal revenues.

     1995 Fiscal Year. Budgeted revenues and other sources, including non-tax revenues, collected in fiscal 1995 were approximately $16,387 billion, approximately $837 million, or 5.4% above fiscal 1994 revenues of $15.550 billion. Fiscal 1995 tax revenues collections were approximately $11.163, billion approximately $12 million above the Department of Revenue's revised fiscal year 1995 tax revenue estimate of $10.151 billion and $556 million, or 5.2%, above fiscal year tax revenues of $10.607 billion.

     Budgeted expenditures and other uses of funds in fiscal 1995 were approximately $16.251 billion, approximately $728 million, or $4.7%, above fiscal 1994 budgeted expenditures and uses of $15.523 billion. The Commonwealth ended fiscal 1995 with an operating gain of $137 million and an ending fund balance of $726 million.

                                     E-6-4

     Employment. Reversing a trend of relatively low unemployment during the early and mid 1980's, the Massachusetts unemployment rate beginning in 1990 increased significantly to where the Commonwealth's unemployment rate exceeded the national unemployment rate. During 1990, the Massachusetts unemployment rate increased from 4.5% in January to 6.1% in July to 6.7% in August. During 1991, the Massachusetts unemployment rate averaged 9.0% while the average United States unemployment rate was 6.7%. The Massachusetts unemployment rate during 1997 averaged 8.5% while the average United States unemployment rate was 7.4%. Since 1993, the average monthly unemployment rate has declined steadily. The Massachusetts unemployment rate in 1998 was 3.3%, as compared with the United States unemployment rate of 4.5% for the same period. Other factors which may significantly and adversely affect the employment rate in the Commonwealth include reductions in federal government spending on defense-related industries. Due to this and other considerations, there can be no assurance that unemployment in the Commonwealth will not increase in the future.

     Debt Ratings. From 1989 through 1992, the Commonwealth had experienced a steady decline in its S&P rating, with its decline beginning in May 1989, when S&P lowered its rating on the Commonwealth's general obligation bonds and other Commonwealth obligations from AA+ to AA and continuing a series of further reductions until March 1992, when the rating was affirmed at BBB.

     Debt Ratings. As of June 15, 1999, Moody's, Standard & Poor's, and Fitch maintained Aa3, AA- and AA- ratings on the State's general obligation debt, respectively. These ratings reflect the State's credit quality only, and do not indicate the creditworthiness of other tax-exempt securities in which the fund may invest.

     There can be no assurance that these ratings will continue.

     In recent years, the Commonwealth and certain of its public bodies and municipalities have faced serious financial difficulties which have affected the credit standing and borrowing abilities of Massachusetts and its respective entities and may have contributed to higher interest rates on debt obligations. The continuation of, or an increase in, such financial difficulties could result in declines in the market values of, or default on, existing obligations including Massachusetts Obligations in the Fund. Should there be during the term of the Fund a financial crisis relating to Massachusetts, its public bodies or municipalities, the market value are marketability of all outstanding bonds issued by the Commonwealth and its public authorities or municipalities including the Massachusetts Obligations in the Fund and interest income to the Fund could be adversely affected.

     Total Bond and Note Liabilities. The total general obligation bond indebtedness of the Commonwealth (including Dedicated Income Tax Debt and Special Obligation Debt) as of April 1, 1998 was approximately $10.349 billion. The total bond and note liabilities of the Commonwealth as of April 1, 1998, including guaranteed bond and contingent liabilities was approximately $14.526 billion.

     Debt Service. During the 1980's, capital expenditures were increased substantially, which has had a short term impact on the cash needs of the Commonwealth and also accounts for a significant rise in debt services during that period. In November, 1988, the Executive Office

                                     E-6-5
for Administration and Finance established an administrative limit on state-financed capital spending in the Capital Projects Funds of $925 million per fiscal year. Capital expenditures were $694.1 million, $575.9 million, $760.6 million, $902.2 million, $908.5 million and $956.3 million in fiscal 1992, fiscal 1993, fiscal 1994, fiscal 1995, fiscal 1996 and fiscal 1997, respectively. Commonwealth-financed capital expenditures are projected to be approximately $1.05 billion in fiscal 1998.

     The growth of capital expenditures during the 1980's accounts for the significant rise in annual debt services expenditures since fiscal 1989. Payments for debt service on Commonwealth general obligation bonds and notes in fiscal 1992 were $898.3 million, representing a 4.7% decrease from $942.3 million in fiscal 1991, which resulted from a $261 million one-time reduction achieved through the issuance of refunding bonds in September and October, 1991. Debt service expenditures for fiscal 1993, fiscal 1994, fiscal 1995, fiscal 1996 and fiscal 1997 were $1.140 billion, $1.149 billion, $1.231 billion, $1.184 billion, and $1.275 billion, respectively, and are projected to be $1.224 billion for fiscal 1998. the amounts noted represent debt service payments on Commonwealth debt (including Fiscal Recovery Bonds and special obligation bonds). The amounts noted do not include debt service contract assistance payments to the Massachusetts Bay Transportation Authority ($302.6 million projected in fiscal 1998), the Massachusetts Convention Center ($24.6 million projected in fiscal 1998), the Massachusetts Government Land Bank ($6 million projected in fiscal 1998) and the Massachusetts Water Pollution Abatement Trust (up to $46 mm in each fiscal year) and grants to municipalities under the school building assistance program to defray a portion of the debt service costs on local school bonds ($187.3 million projected in fiscal 1998).

     In January 1990, legislation was passed to impose a limit on debt service beginning in fiscal 1991, providing that no more than 10% of the total appropriations in any fiscal year may be expended for payment of interest and principal on general obligation debt (excluding the Fiscal Recovery Bonds). The percentage of total appropriations expended from the budgeted operating funds for debt service for fiscal 1997 is 5.7%, which is projected to rise to 6.3% in fiscal 1998.

     Certain Liabilities. Among the material future liabilities of the Commonwealth are significant unfunded general liabilities of its retirement systems and a program to fund such liabilities; a program whereby, starting in 1978, the Commonwealth began assuming full financial responsibility for all costs of the administration of justice within the Commonwealth; continuing demands to raise aggregate aid to cities, towns, schools and other districts and transit authorities above current levels; and Medicaid expenditures which have increased each year since the program was initiated. The Commonwealth has signed consent decrees to continue improving mental health care and programs for the mentally restarted in order to meet federal standards, including those governing receipt of federal reimbursements under various programs, and the parties in those cases have worked cooperatively to resolve the disputed issues.

     As a result of comprehensive legislation approved in January, 1988, the Commonwealth is required to fund future pension liabilities currently and to amortize the Commonwealth's unfunded liabilities over 30 years. The funding schedule must provide for annual payments in each of the ten years ending fiscal 1998 which are at least equal to the total estimated pay-as-you-go pension costs in each year. As a result of this requirement, the funding requirements for

                                     E-6-6
fiscal 1996, 1997 and 1998 are estimates to be increased to approximately $1.007 billion, $1.061 billion and $1.065 billion, respectively.

     Litigation. The Commonwealth is engaged in various lawsuits involving environmental and related laws, including an action brought on behalf of the U.S. Environmental Protection Agency alleging violations of the Clean Water Act and seeking to enforce the clean-up of Boston Harbor. The MWRA, successor in liability to the Metropolitan District Commission, has assumed primary responsibility for developing and implementing a court-approved plan for the construction of the treatment facilities necessary to achieve compliance with federal requirements. Under the Clean Water Act, the Commonwealth may be liable for costs of compliance in these or any other Clean Water cases if the MWRA or a municipality is prevented from raising revenues necessary to comply with a judgment. The MWRA currently projects that the total cost of construction of the treatment facilities required under the court's order is approximately $3.142 billion in current dollars, with approximately $901 million to be spent on or after June 30, 1997.

     The Department of Public Welfare has been sued for the alleged unlawful denial of personal care attendant services to certain disabled Medicaid recipients. The Superior Court has denied the plaintiff's motion for preliminary injunction and has also denied the plaintiff's motion for class certification. If the plaintiffs were to prevail on their claims and the Commonwealth were required to provide all of the services sought by the plaintiffs to all similarly situated persons, it would substantially increase the annual cost to the Commonwealth if these services are eventually required. The Department of Public Welfare currently estimates this increase to be as much as $200 million per year.

     There are also actions pending in which recipients of human services benefits, such as welfare recipients, the mentally retarded, the elderly, the handicapped, children, residents of state hospitals and inmates of corrections institutions, seek expanded levels of services and benefits and in which providers of services to such recipients challenge the rates at which they are reimbursed by the Commonwealth. To the extent that such actions result in judgments requiring the Commonwealth to provide expanded services or benefits or pay increased rates, additional operating and capital expenditures might be needed to implement such judgments.

     In 1995, the Spaulding Rehabilitation Hospital ("Spaulding") filed an action to enforce an agreement to acquire its property by eminent domain in connection with the Central Artery/Third Harbor Tunnel Project. On March 131, 1998, the Superior Court entered judgment for the Commonwealth and dismissed the complaint.

     The Commonwealth faces an additional potential liability of approximately $75 million to $135 million in connection with a taking by the Massachusetts Highway Department related to there location of Northern Avenue in Boston.

     In Massachusetts Wholesalers of Malt Beverages v. Commonwealth (Suffolk Superior Court No. 90-1523), associations of bottlers challenged the 1990 amendments to the bottle bill which escheat abandoned deposits to the Commonwealth. Plaintiffs claimed a taking; the Commonwealth argued a legitimate regulation of abandoned amounts. In March, 1993, the Supreme Judicial Court upheld the amendments except for the initial funding requirement, which

                                     E-6-7
the Court upheld severable. In August 1994, the Superior Court ruled that the Commonwealth is liable for certain amounts (plus interest) as a result of the Supreme Judicial Court's decision. The actual amount will be determined in further proceedings. In February, 1996, the Commonwealth settled all remaining issues with one group of plaintiffs, the Massachusetts Soft Drink Association. Payments to that group will total approximately $7 million. The Legislature appropriated the funds necessary for these payments in its final supplemental budget for fiscal 1996. Litigation with the other group of plaintiffs, the Massachusetts Wholesalers of Malt Beverages, is still pending. The remaining potential liability is approximately $50 million.

     In the First National Bank of Boston v. Commission of Revenue (Appellate Tax Board No. F232249), the First National Bank of Boston challenges the constitutionality of the former version of the Commonwealth's bank excise tax. In 1992, several pre-1992 petitions filed by the bank, which raised the same issues, were settled prior to a board decision. The bank has now filed claims with respect to 1993 and 1994. The bank claims that the tax violated the Commerce Clause of the United States Constitution by including its worldwide income without apportionment. The Commonwealth's potential liability is $128 million.

     In State Street Bank and Trust Company v. Commissioner of Revenue (Appellate Tax Board Nos. F215497, F232152, F233019 and F233948), State Street Bank and Trust Company has raised the same claims as the First National Bank of Boston, outlined above. State Street Bank also claims that it is entitled to alternative apportionment under the bank excise tax. The Department of Revenue estimated that the amount of the abatement could have totaled $158 million. On February 19, 1998, the cased was settled for $8.7 million.

     In National Association of Government Employees v. Commonwealth, the Superior Court declared that a line item in the Commonwealth's general appropriations act for fiscal 1994 that increased the state employees' percentage share of their group health insurance premiums from 10% to 15% violated the terms of several collective bargaining agreements, and therefore was invalid under the United States Constitution as regards employees covered by the agreements. On February 9, 1995, the Supreme Judicial Court vacated the Superior Court's decision and declared that the fiscal 1994 line item did not violate the contracts clause. In June, 1995, the United States Supreme Court denied the plaintiff's writ of certiorari. Several other unions have filed a companion suit asserting that the premium increase similarly violated other collective bargaining agreements. The latter suit is in its initial stages. Prior to the Supreme Judicial Court's decision the Commonwealth's aggregate liability is estimated to be approximately $32 million.

     A variety of other civil suits pending against the Commonwealth may also affect its future liabilities. There include challenges to the Commonwealth's allocation of school aid under Section 9C of Chapter 29 of the General Laws and to adopt a state employee furlough program. No prediction is possible as to the ultimate outcome of these proceedings.

     On March 22, 1995, the Supreme Judicial Court held in Perini Corporation v. Commission of Revenues that certain deductions from the net worth measure of the Massachusetts corporate excise tax violate the Commerce Clause of the United States Constitution. On October 2, 1995, the United States Supreme Court denied the Commonwealth's petition for writ of certiorari. The Department of Revenue estimates that tax

                                     E-6-8
revenues in the amount of $40 to $55 million may be abated as a result of the Supreme Judicial Court's decision.

     On May 13, 1996, the Court entered an order for judgment and memorandum concerning relief for tax years ending on or after January 1, 1996. A final ruling was entered on June 6, 1996. The Department of Revenue is continuing to analyze the final fiscal impact of the ruling, to date, it has paid approximately $11 million in accordance with the judgment.

     Many factors, in addition to those cited above, have or may have a bearing upon the financial condition of the Commonwealth, including social and economic conditions, many of which are not within the control of the Commonwealth.

     Tax Limitation Measures. The State and its cities and towns operate under certain revenue-raising limitations. Proposition 2 1/2, which was passed by voters in 1980, restricts the annual increase in property taxes levied by cities and towns to 2.5% of the prior fiscal year's tax levy plus 2.5% of the value of new properties and significant improvements to property. Limits on state tax revenues were approved by voters in 1986. While the State and most of its municipalities have managed within these constraints in recent years, these limitations could reduce financial flexibility in the future under different economic conditions.

     Other Tax Measures. To provide revenue to pay debt service on both the deficit and Medicaid-related borrowings and to fund certain direct Medicaid expenditures, legislation was enacted imposing an additional tax on certain types of personal income for 1989 from 5% to 5.375% and for 1990 to 5.75%. Recent legislation has effectively further increased tax rates to 5.95% for tax year 1990 to 6.25% for tax year 1991 and returning to 5.95% for tax year 1992 and subsequent tax years. The tax is applicable to all personal income except income derived from dividends, capital gains, unemployment compensation, alimony, rent, interest, pensions, annuities and IRA/Keogh distributions. The income tax rate on other interest (excluding interest on obligations of the United States and the Commonwealth and its subdivisions), dividends and net capital gains (after a 50% reduction) was increased from 10% to 12% for tax year 1990 and subsequent years, by recently enacted legislation.

     As part of Acting Governor Celluci's fiscal 1999 budget recommendations, he proposed a reduction in the tax rate on "Part B" personal income (so-called "earned" income) from the current level of 5.95% to 5% over three calendar years. The rate would be reduced to 5.6% effective January 1, 1999, 5.3% effective January 1, 2000 and 5% effective January 1, 2001. The Executive Office for Administration and Finance estimates that the static revenue impact of these changes would be a reduction in personal income tax collections of approximately $206 million in fiscal 1999, $616 million in fiscal 2000, $1.035 billion in fiscal 2001 and $1.292 billion in fiscal 2002, at which time the rate reduction would be fully implemented. The Acting Governor also proposed a reduction in the tax rate on "Part A" personal income (so-called "unearned" income) from 12% to 5% over five years. The Executive Office for Administration and Finance estimates that the static revenue impact of these changes would be a reduction in personal income tax collections of approximately $30 million in fiscal 1999, $101 million in fiscal 2000, $173 million in fiscal 2001, $249 million in fiscal 2002, $327 million in fiscal 2003 and $372 million in fiscal 2004, at which time the rate reduction would be fully implemented. See "1999 FISCAL YEAR." On March 12, 1998 the House of Representatives approved legislation that

                                     E-6-9
would reduce the rate on Part A and Part B income, and raise the rate on capital gains income, to 5.7%, as well as raising the age of the children's exemption to age 18 and raising the amount of the exemption from $1,200 to $2,400.

     Estate Tax Revisions. The fiscal 1993 budget included legislation which gradually phases out the current Massachusetts estate tax and replaces it with a "sponge tax" in 1997. The "sponge tax" is based on the maximum amount of the credit for state taxes allowed for federal estate tax purposes. The estate tax is phased out by means of annual increases in the basic exemption from the current $200,000 level. The exemption is increased to $300,000 for 1993, $400,000 for 1994, $500,000 for 1995 and $600,000 for 1996. In addition, the legislation included a full marital deduction starting July 1, 1994.

     Other Issuers of Massachusetts Obligations. There are a number of state agencies, instrumentalities and political subdivisions of the Commonwealth that issue Municipal Obligations, some of which may be conduit revenue obligations payable from payments from private borrowers. These entities are subject to various economic risks and uncertainties, and the credit quality of the securities issued by them may vary considerably from the credit quality of obligations backed by the full faith and credit of the Commonwealth. The brief summary above does not address, nor does it attempt to address, any difficulties and the financial situations of those other issuers of Massachusetts Obligations.

Massachusetts Tax Matters

     The following is based upon the advice of ________, special Massachusetts counsel to the Fund.

     The following is a general, abbreviated summary of certain provisions of the applicable Massachusetts tax law as presently in effect as it directly governs the taxation of resident individual and corporate shareholders of the Fund. This summary does not address the taxation of other shareholders nor does it discuss any local taxes that may be applicable. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to the Fund's transactions.

     The following is based on the assumptions that the Fund will qualify under Subchapter M of the Code as regulated investment companies, that it will satisfy the conditions which will cause distributions of the Fund to qualify as exempt-interest dividends to shareholders, and that it will distribute all interest and dividends it receives to the Fund's shareholders.

     The Fund is not subject to the Massachusetts corporate excise tax, the Massachusetts franchise tax, or the Massachusetts income tax.

     Distributions by the Fund that qualify, for federal income tax purposes, either as exempt-interest dividends or as capital gain dividends, and that are attributable to interest or gain from the sale or exchange of certain obligations of Massachusetts and its political subdivisions, agencies and instrumentalities will not be subject to the Massachusetts personal income tax. In addition, distributions by the Fund that are attributable to interest on obligations of the United States exempt from state income tax under federal law will not be subject to the Massachusetts

                                     E-6-10
personal income tax. All other distributions will be subject to the Massachusetts personal income tax.

     Distributions by the Fund, regardless of source, are subject to the Massachusetts corporate excise tax.

     Gain on the sale, exchange, or other disposition of shares of the Fund will be subject to the Massachusetts personal income or corporate excise tax.

     Shares of the Fund may be subject to the Massachusetts estate tax if owned by a Massachusetts decedent at the time of death.

     Shareholders are advised to consult with their own tax advisers for more detailed information concerning Massachusetts state and local tax matters.

                                     E-6-11

                                  APPENDIX E-7

Factors Pertaining to Michigan

     The Fund's concentration on municipal bonds issued by the State of Michigan (the "State") or its agencies and by local governments in the State means that investors are subject to risks of default or change in value of the securities making up the Fund deriving from certain unique factors affecting Michigan issuers. Also, the financial strength of local governments in Michigan is not directly related to the strength of the State, and factors not listed below may affect individual local governments.

     As described above, except to the extent the Fund invests in temporary investments, the Fund will invest substantially all of its net assets in Michigan municipal bonds. The Fund is therefore susceptible to political, economic or regulatory factors affecting issuers of Michigan municipal bonds. The information set forth below is derived from official statements prepared in connection with the issuance of Michigan municipal bonds and other sources that are generally available to investors. The information is provided as general information intended to give a recent historical description and is not intended to indicate future or continuing trends in the financial or other positions of the State. This information has not been independently verified.

     There can be no assurance that current or future statewide or regional economic difficulties, and the resulting impact on issuers and other obligors with respect to the Fund generally, will not adversely affect the market value of Michigan municipal bonds held in the portfolio of the Fund or the ability of particular obligors to make timely payments of debt service on (or relating to) those obligations.

     Economy. The State ranks eighth among the 50 states in population and 23rd in physical size. The State's 1990 census population was about 9.3 million, of which approximately 71 percent was urban and 29 percent was rural. The State's estimated population as of July 1, 1998 was about 9.8 million.

     The principal sectors of the State's economy are manufacturing of durable goods (including automobile and office equipment manufacturing), tourism and agriculture. As reflected in historical employment figures, the State's economy has lessened its dependence upon durable goods manufacturing. In 1960, employment in such industry accounted for 33% of the State's workforce. This figure fell to 14.4% by 1998. Moreover, manufacturing (including auto-related manufacturing) continues to be an important part of the State's economy. These industries are highly cyclical. This factor could adversely affect the revenue streams of the State and its political subdivisions because of its impact on tax sources, particularly sales taxes, income taxes and single business taxes.

     Historically, the average monthly unemployment rate in the State has been higher than the average figures for the United States. Contrary to that prior historical trend, however, for each of the last six years, the average monthly unemployment rates in the State were less than the national averages. For 1996, 1997 and 1998, the average monthly unemployment rates in the State were 4.9%, 4.2% and 3.9%, respectively, as compared to national averages of 5.4%, 4.9%, and 4.5%, respectively.

                                     E-7-1

     Budget. The budget of the State is a complete financial plan and encompasses the revenues and expenditures, both operating and capital outlay, of the General Fund and special revenue funds. The budget is prepared on a basis consistent with generally accepted accounting principles (GAAP). The State's Fiscal Year begins on October 1 and ends September 30 of the following year. Under State law, the executive budget recommendations for any fund may not exceed the estimated revenue thereof, and an itemized statement of estimated revenues in each operating fund must be contained in an appropriation bill as passed by the Legislature, the total of which may not be less than the total of all appropriations made from the fund for that fiscal year. The State Constitution provides that proposed expenditures from and revenues of any fund must be in balance and than any prior year's surplus or deficit in any fund must be included in the succeeding year's budget for that fund.

     The State's Constitution limits the amount of total State revenues that may be raised from taxes and other sources. State revenues (excluding federal aid and revenues used for payment of principal and interest on general obligation municipal bonds) in any fiscal year are limited to a specified percentage of State personal income in the prior calendar year or average of the prior three calendar years, whichever is greater. The State may raise taxes in excess of the limit in emergency situations.

     The State finances its operations through the State's General Fund and special revenue funds. The General Fund receives revenues that are not specifically required to be included in the special revenue funds.
Approximately 56 percent of General Fund revenues are obtained from the payment of State taxes and approximately 44 percent from federal and non-tax revenue sources. Tax revenues credited to the General Fund include the State's personal income tax, single business tax, use tax, and the sales tax. In addition the State levies various other taxes. Over two-thirds of total General Fund expenditures are made for education and the State's Family Independence Agency and Department of Community Health.

     The State General Fund-General Purpose budget for the 1998-1999 fiscal year, which began on October 1, 1998, has been adopted by the State legislature. This budget projects General Fund/General Purpose revenues of approximately $8.8 billion.

     The governor's executive budget for fiscal year 1999-2000 was submitted to the State legislature on February 11, 1999 and recommended a fiscal year 1999-2000 General Fund-General Purpose budget of approximately $9.1 billion.

     The State maintains a Counter-Cyclical Budget and Economic Stabilization Fund (the "BSF") which accumulates balances during the years of significant economic growth and which may be utilized during periods of budgetary shortfalls. Calculated on an accrual basis, the unreserved ending accrued balance of the BSF on September 30, 1995 was $987.9 million, $614.5 million on September 30, 1996, $579.8 million on September 30, 1997 and $1,000.5 million on September 30, 1998. The balance is net of a reserve for future education funding of $529.1 million on September 30, 1996 and $572.6 million on September 30, 1997.

     Debt. The State Constitution limits State general obligation debt to (i) short-term debt for State operating purposes which must be repaid in the same fiscal year in which it is issued and which cannot exceed 15% of the undedicated revenues received by the State during the

                                     E-7-2
preceding fiscal year, (ii) short and long-term debt unlimited in amount for the purpose of making loans to school districts and (iii) long-term debt for voter-approved purposes.

     The State has issued and has outstanding general obligation full faith and credit municipal bonds for water resources, environmental protection program, recreation program and school loan purposes totaling, as of September 30, 1998, approximately $875 million. In November 1988, the State's voters approved the issuance of $800 million of general obligation municipal bonds for environmental protection and recreational purposes; of this amount approximately $174 million remains to be issued as of September 30, 1998. In addition, in November 1998 the State's voters approved the issuance of $675 million in general obligation indebtedness for environmental and other purposes.

     Other Issuers of Michigan Municipal Bonds. There are a number of state agencies, instrumentalities and political subdivisions of the State that issued municipal bonds, some of which may be conduit revenue obligations payable from payments from private borrowers. These entities are subject to various economic risks and uncertainties, and the credit quality of the securities issued by them may vary considerably from obligations backed by the full faith and credit of the State.

     Ratings. As of May 18, 1999, the State's general obligation municipal bonds are rated "Aa1" by Moodys, "AA+" by S&P and "AA+" by Fitch IBCA. In January, 1998, the State received an upgrade from S&P from its prior rating of "AA". In March, 1998, the State received an upgrade from Moody's from its prior rating of "Aa2". In April, 1998, the State received an upgrade from Fitch from its prior rating of "AA".

     Litigation. The State is a party to various legal proceedings seeking damages or injunctive or other relief. In addition to routine litigation, certain of these proceedings could, if unfavorably resolved from the point of view of the State, substantially affect state programs or finances. As of May 18, 1999, these lawsuits involved programs generally in the areas or corrections, tax collection, commerce and budgetary reductions to school districts and governmental units and court funding. The ultimate disposition of these proceedings was not determinable as of May 18, 1999.

     Property Tax and School Finance Reform. The State Constitution limits the extent to which municipalities or political subdivisions may levy taxes upon real and personal property through a process that regulates assessments.

     On March 15, 1994, Michigan voters approved a property tax and school finance reform measure known as Proposal A. Under Proposal A, as approved, effective May 1, 1994, the State sales and use tax increased from 4% to 6%, the State income tax decreased from 4.6% to 4.4%, the cigarette tax increased from $.25 to $.75 per pack and an additional tax of 16% of the wholesale price began to be imposed on certain other tobacco products. A .75% real estate transfer tax became effective January 1, 1995. Beginning in 1994, a State property tax of 6 mills began to be imposed on all real and personal property currently subject to the general property tax. All local school boards are authorized, with voter approval, to levy up to the lesser of 18 mills or the number of mills levied in 1993 for school operating purposes on nonhomestead property and nonqualified agricultural property. Proposal A contains additional provisions

                                     E-7-3
regarding the ability of local school districts to levy taxes, as well as a limit on assessment increases for each parcel of property, beginning in 1995. Such increases for each parcel of property are limited to the lesser of 5% or the rate of inflation. When property is subsequently sold, its assessed value will revert to the current assessment level of 50% of the true cash value.
Under Proposal A, much of the additional revenue generated by the new taxes will be dedicated to the State School Aid Fund.

     Proposal A and its implementing legislation provides for a system of financing local school operating costs which relies upon a foundation allowance amount which may vary by district based upon historical spending levels. State funding will provide each school district an amount equal to the difference between their foundation allowance and the revenues generated by their local property tax levy. Local school districts would also be entitled to levy supplemental property taxes to generate additional revenue if their foundation allowance is less than their historical per pupil expenditures. Proposal A and its implementing legislation also provides for the levy of a limited number of enhancement mills on regional and local school district bases.

     Proposal A shifted significant portions of the cost of local school operations from local school districts to the State and raised additional State revenues to fund these additional State expenses. These additional revenues will be included within the State's constitutional revenue limitations and may impact the State's ability to raise additional revenues in the future.

     Year 2000 Compliance. On October 1, 1997, the State created the Year 2000 Project office to provide guidance, coordinate oversight for applications software, manage Year 2000 funds, provide monitoring support, quality assurance and other matters. As of March 31, 1999 the State had validated and tested 97% of the critical computer applications. The State is currently on schedule to meet its objectives for Year 2000 compliance. The State currently believes that it will continue to meet the objectives and time frames set forth for the Year 2000 Project. There can, however, be no assurance that such completion will be done in a timely manner.

Michigan Tax Matters

     The following is based upon the advice of _______, special Michigan counsel to the Fund.

     The following is a general, abbreviated summary of certain provisions of the applicable Michigan tax law as presently in effect as it directly governs the taxation of resident individual and corporate Common Shareholders of the Fund. This summary does not address the taxation of other shareholders nor does it discuss any local taxes that may be applicable. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to transactions of the Fund.

     The following is based on the assumptions that the Fund will qualify under Subchapter M of the Code as a regulated investment company, that it will satisfy the conditions which will cause distributions of the Fund to qualify as exempt-interest dividends to shareholders for federal

                                     E-7-4
and California purposes, and that it will distribute all interest and dividends it receives to the shareholders.

     The Fund is not subject to tax under the Michigan personal income tax act, the Michigan single business tax act, the Michigan city income tax act (which authorizes the only income tax ordinance that may be adopted by cities in Michigan), and under the law which authorizes a "first class" school district to levy an excise tax upon income.

     To the extent that an individual (and certain other owners of Fund shareholders) receives distributions with respect to the Common Shares which are derived from interest on Michigan municipal bonds, such distributions will be exempt from Michigan state and local income taxes. For Michigan income tax purposes, the proportionate share of distributions from the Fund's net investment income from other than Michigan municipal bonds and from any short-term or long-term capital gains (whether received in cash or additional shares), together with any gain or loss realized when shareholder sells or exchanges shares of the Fund, will be included in Michigan taxable income.

     If a shareholder of Common Shares is subject to the Michigan single business tax (i.e., is engaged in a "business activity" as defined in the Michigan single business tax act) and receives distributions (other than distributions derived from interest on Michigan municipal bonds), or the shareholder sells or exchanges such Common Shares, such event may affect the adjusted tax base upon which the single business tax is computed. The taxation of business activities subject to the Michigan single business tax is complex and shareholders who receive distributions with respect to such Shares held in connection with such individual, corporate, or partnership business activities should consult with their tax advisors.

     The Common Shares will be subject to the Michigan inheritance tax if owned by a Michigan decedent at the date of death.

     The Michigan intangibles tax was fully repealed as of January 1, 1998.

     The foregoing is a general, abbreviated summary of certain of the provisions of applicable Michigan Revenue and Taxation Code presently in effect as it directly governs the taxation of shareholders of the Fund. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to Fund transactions.

     Common Shareholders are advised to consult with their own tax advisers for more detailed information concerning Michigan tax matters.

                                     E-7-5

                                  APPENDIX E-8

Factors Pertaining to New Jersey

     The fund is susceptible to political, economic or regulatory factors affecting issuers of New Jersey municipal bonds. The following provides only a brief summary of the complex factors affecting the financial situation in New Jersey and is derived from sources that are generally available to investors and is believed to be accurate. It is based in part on information obtained from various state and local agencies in New Jersey. No independent verification has been made of any of the following information.

     New Jersey is the ninth largest state in population and the fifth smallest in land area. With an area of 1,077 persons per square mile, it is the most densely populated of all the states. The State's economic base is diversified, consisting of a variety of manufacturing, construction and service industries, supplemented by rural areas with selective commercial agriculture.

     The State of New Jersey is experiencing strong economic growth and increasing reserve balances. The services and construction sectors have been adding jobs. Job creation has lead to strong personal income tax receipts which have resulted in a series of operating surpluses and a growing Rainy Day Fund. Lead by growth in personal income taxes and sales tax receipts, New Jersey estimates finishing Fiscal Year 2000 with an operating surplus of $750 million, 4.0% of revenues. The surplus will be split between the Rainy Day Fund, with a balance of $634 million, and an unreserved Caneral Fund balance of $113 million.

     The State operates on a fiscal year beginning July 1 and ending June 30. The State closed recent fiscal years with surpluses in the general fund (the fund into which all State revenues not otherwise restricted by statute are deposited and from which the appropriations are made) of $442 million in 1996, $281 million in 1997 and $228 million in 1998. It is estimated that Fiscal Year 1999 ended with a surplus of $311 million.

     The State's Fiscal Year 2000 revenue projections are based on moderate overall economic growth. Total general fund and available revenues are projected to be $19.1 billion. Of this amount 39.8% is recommended for State Aid to Local Governments, 28.2% is recommended for Grants-In-Aid, 25.3% is recommended for Direct State Services, 2.7% is recommended for Debt Service on State general obligation bonds and 4% is recommended for Capital Construction. Of these appropriations, the largest recommended State Aid appropriation in the amount of $6,030.3 million is provided for local elementary and secondary education programs. The second largest portion of recommended appropriation in Fiscal Year 2000 is for Grants-in-Aid, totaling $5,391.0 million, which represents payments to individuals or public or private agencies for benefits to which a recipient is entitled to by law, or for the provision of services on behalf of the State. Of this amount the largest amount recommended is for programs administered by the Department of Human Services. The third largest portion of recommended appropriations in Fiscal Year 2000 is applied to Direct State Services which supports the operations of State government's departments, the Executive Office, several commissions, the State Legislature and the Judiciary. This amount totals $4,858.5 million for Fiscal Year 2000, of which the largest amounts are recommended for programs administered by the Department of Human Services and the Department of Law and Public Safety.

                                     E-8-1

     In addition to payments from bond proceeds, capital construction can also be funded by appropriation of current revenues on a pay-as-you-go basis. In Fiscal Year 2000, the amount recommended for this purpose is $771.4 million, of which $477.8 million is for transportation projects and debt service and is being credited to the Transportation Fund Account of the General Fund. In addition, $98.0 million is for open space preservation, $72.2 million is for hazardous substance remediation and underground tank remediation and $15.0 million is for shore protection. All appropriations for capital projects and all proposals for State bond authorization are subject to the review and recommendation of the New Jersey Commission on Capital Budgeting and Planning.

     In Fiscal Year 1992 the State initiated a program under which it issued tax and revenue anticipation notes to aid in providing effective cash flow management to fund balances which occur in the collection and disbursement of the General Fund and Property Tax Relief Fund revenues. There are $700 million of tax and revenue anticipation notes outstanding which notes matured on June 15, 1999. Such tax and revenue anticipation notes do not constitute a general obligation of the State or a debt or liability within the meaning of the State constitution. Such notes constitute special obligations of the State payable solely from monies on deposit in the General Fund and the Property Tax Relief Fund and legally available for such payment.

     The State finances certain capital projects through the sale of the general obligation bonds of the State. These bonds are backed by the full faith and credit of the State. Certain state tax revenues and certain other fees are pledged to meet the principal payments, interest payments, redemption premium payments, if any, required to fully pay the bonds. As of June 30, 1998, the State's outstanding general obligation bonded indebtedness totaled $3.6 billion. The recommended appropriation for the debt service obligation on outstanding projected indebtedness is $518.7 million for Fiscal Year 2000.

     New jobs in service industries are leading the growth in New Jersey's labor force. The services sector accounts for approximately 30% of total non-agricultural employment in the State. New Jersey also has an above average concentration of employment in the transportation and public utilities sector. This sector accounts for approximately 7% of the non-agricultural work force. The strong economy has lead to growth in construction jobs, too. The State's unemployment rate has been declining from its high of 8.4% in 1992 to an April 1999 rate of 4.5%. The national rate for April, 1999 was 4.3%.

     The State has implemented a plan to address the Y2K problem. As of December 31, 1998, the testing, validation and implementation of 75% of all centrally maintained State systems is complete. The total estimated cost to the State to achieve year 2000 compliance is $120 million of which approximately $66 million of expenditures has been incurred as of December 31, 1998.

     At any given time, there are various numbers of claims and cases pending against the State, State Agencies and employees, seeking recovery of monetary damages that are primarily paid out of the fund created pursuant to the New Jersey Claims Act. The State does not formally estimate its reserve representing a potential exposure for these claims and cases. The State is unable to estimate its exposure for these claims and cases.

                                     E-8-2

     The State routinely receives notices of claims seeking substantial sums of money. The majority of those claims have historically proven to be of substantially less value than the amount originally claimed. Under the New Jersey Tort Claims Act, any tort litigation against the State must be preceded by a notice of claim, which affords the State the opportunity for a six month investigation prior to the filing of any suit against it.

     In addition, at any given time, there are various numbers of contracts and other claims against the State and State Agencies, including environmental claims asserted against the State, among other parties, arising from the alleged disposal of hazardous waste. Claimants in such matters are seeking recovery of monetary damages or other relief which, if granted, would require the expenditure of funds. The State is unable to estimate its exposure for those claims.

     The State is a party in numerous legal proceedings in matters incidental to the performance of routine governmental operations. Such litigation includes, but is not limited to, the following: claims regarding violations of numerous laws allegedly resulting from the existence of chromium contamination in the State owned Liberty State Park in New Jersey City; challenges to the constitutionality of annual A-901 hazardous and solid waste licensure renewal fees collected by the Department of Environmental Protection; claims on behalf of 17 rural school districts seeking sufficient funds to allow the school districts to spend at the average of wealthy suburban school districts, to implement additional programs such as full-day kindergarten, half-day pre-school programs for three and four year olds, technology, alternative school, accountability and school-to-work and college transition programs, and to upgrade school facilities; claims alleging that the State's system of funding for their schools is violative of the constitutional rights of equal protection and a thorough and efficient education; claims by insurers licensed or admitted to write property and casualty insurance in the State alleging that their assessments are being used to retire debt of the Market Transition Fund; a purported class action consisting of prisoners with serious mental disorders who are confined within the facilities of the Department of Corrections alleging cruel and unusual punishment, violation of the Americans with Disabilities Act of 1990, discrimination against members of the class, sex discrimination and violation of due process; cases involving spousal impoverishment provisions of the Medicare Catastrophic Coverage Act; challenges by 19 New Jersey hospitals to Medicaid hospital reimbursement since 1995; several cases filed in opposition to a road and tunnel project in Atlantic City; claims on behalf of providers of Medicare Part B services to Qualified Medicare Beneficiaries seeking reimbursement for Medicare co-insurance and deductibles not paid by the State Camden County solid waste procurement process halted to clarify bid specifications; a case involving the aware of a contract for the design, construction, operation and maintenance of the State's enhanced motor vehicle inspection system; a claim seeking damages in declaratory and injunctive relied overturning, on State constitutional grounds, the "family cap" provisions of the State Work First New Jersey Act; and challenges by various hospitals to the $10 per adjusted hospital admission charges imposed by State statute.

     As of February 9, 1999, the State's general obligation ratings were Aa1 by Moody's and AA+ by Standard & Poor's. New Jersey's strong economic growth during the past seven years and its growing reserves support its strong credit rating. The State's combined debt burden is above average but is mitigated by New Jersey's high wealth levels. Although ratings indicate that the State is in relatively good economic health, there can be no assurance that this will

                                     E-8-3
continue or that particular bond issues may not be adversely affected by changes in the State or local economic or political conditions.

New Jersey Tax Matters

     The following is based upon the advice of _________, special New Jersey counsel to the Fund.

     The Fund will qualify as a "qualified investment fund" if, for any calendar year in which a distribution is paid: (1) the Fund has no investments, other than interest-bearing obligations, obligations issued at a discount, and cash and cash items, including receivables, and financial options, futures, forward contracts, or other similar financial instruments related to interest-bearing obligations, obligations issued at a discount or bond indexes related thereto;
(2) at the close of each calendar quarter the Fund has not less than 80% of the aggregate principal amount of all of its investments (excluding financial options, futures, forward contracts, or other similar financial instruments related to interest-bearing obligations, obligations issued at a discount or bond indexes related thereto to the extent such instruments are authorized by
Section 851(b) of the Code, cash and cash items, which cash items shall include receivables) in New Jersey municipal bonds, United States obligations, or any other obligations the interest or gains on which is exempt from New Jersey Gross Income Tax pursuant to New Jersey law or federal law; and (3) the Fund satisfies the certification and reporting requirements imposed by regulations promulgated by the New Jersey Division of Taxation. The Fund intends to so qualify.

     Individual shareholders of the Fund, including trusts and estates, who are subject to the New Jersey Gross Income Tax, will not be required to include in their New Jersey gross income distributions from the Fund which the Fund clearly identifies as directly attributable to interest or gains from New Jersey municipal bonds, obligations of the United States or any other obligations the interest or gains on which is exempt from New Jersey Gross Income Tax under New Jersey law or federal law, provided that the Fund qualifies as a "qualified investment fund."

     Distributions to individual shareholders, including trusts and estates, who are subject to the New Jersey Gross Income Tax, attributable interest or gains on municipal bonds issued by states other than New Jersey, including municipalities or authorities in such other states, or any other obligations the interest on which is not exempt from New Jersey Gross Income Tax pursuant to New Jersey law or federal law, will be included in the New Jersey Gross Income Tax as New Jersey gross income.

     Individual shareholders of the Fund, including trusts and estates, who are subject to the New Jersey Gross Income Tax, will not be required to include in gross income net gains attributable to the sale of Fund Shares provided that the Fund qualifies as a "qualified investment fund." Any loss realized on such sale may not be utilized to offset gains realized by such shareholder on the sale of assets the gain on which is subject to the New Jersey Gross Income Tax.

     Shares of the Fund may be taxable upon the death of a shareholder who dies domiciled in New Jersey under the New Jersey Inheritance Tax Law or the New Jersey Estate Tax Law.

                                     E-8-4

     If a shareholder is a corporation (including an S corporation) subject to the New Jersey Corporation Business Tax or the New Jersey Corporation Income Tax, distributions of interest or gains, or both, from the Fund will be includable in its entire net income for purposes of the New Jersey Corporation Business Tax or New Jersey Corporation Income Tax, less any interest expense incurred to carry such investment to the extent such interest expense has not been deducted in computing federal taxable income. Net gains derived by such corporation on the redemption or exchange of Fund shares will be included in its entire net income for purposes of the New Jersey Corporation Business Tax or New Jersey Corporation Income Tax.

     Common Shareholders are advised to consult with their own tax advisers for more detail information concerning New Jersey tax matters.

                                     E-8-5

                                  APPENDIX E-9

Factors Pertaining to New York

     The following information is a brief summary of factors affecting the economy of New York City (the "City") or New York State (the "State" or "New York"). Other factors will affect issuers. The summary is based primarily upon one or more of the most recently publicly available offering statements relating to debt offerings of State issuers, however, it has not been updated. The Fund has not independently verified this information.

     The State, some of its agencies, instrumentalities and public authorities and certain of its municipalities have sometimes faced serious financial difficulties that could have an adverse effect on the sources of payment for or the market value of the New York municipal bonds in which the Fund invests.

New York City

     General. More than any other municipality, the fiscal health of the City has a significant effect on the fiscal health of the State. The City's current financial plan assumes that after noticeable improvements in the City's economy during calendar years 1997 and 1998, economic growth will slow, with local employment increasing modestly through fiscal year 2002.

     For each of the 1981 through 1998 fiscal years, the City had an operating surplus, before discretionary transfers, and achieved balanced operating results as reported in accordance with generally accepted accounting principles ("GAAP") after discretionary transfers. The City has been required to close substantial gaps between forecast revenues and forecast expenditures in order to maintain balanced operating results. There can be no assurance that the City will continue to maintain balanced operating results as required by State law without reductions in City services or entitlement programs or tax or other revenue increases that could adversely affect the City's economic base.

     On November 17, 1998, more than five months after the start of the City's fiscal year, New York City adopted a 1999 fiscal year (July 1, 1998 to June 30,
1999) budget, which provided for $34.7 billion in spending. For fiscal year 1999 an operating surplus of $2.0 billion is projected. On April 22, 1999, the Mayor outlined his proposed $35.3 billion Executive Budget for fiscal year 2000, (July 1, 1999 to June 30, 2000). The 1999-2000 budget proposal includes several tax reductions including residential estate and property tax relief aggregating an estimated $180 million, sales tax reductions aggregating an estimated $123 million and business tax relief aggregating an estimated $98 million.

     On May 17, 1999, the New York State Legislature enacted legislation repealing the New York City income tax on New York State residents who work, but do not reside, in New York City. Governor George Pataki has stated that he would sign the legislation. It is estimated that the repeal would reduce personal income tax revenues to New York City by over $200 million annually. If the effect of the legislation is to invalidate the income tax as it remains applicable to out of state residents who work in New York City through subsequent judicial determination that the income tax in its revised form discriminates against out of state residents, the reduction in revenues to New York City would then aggregate an estimated $360 million, $373 million, $385

                                     E-9-1
million and $401 million in fiscal years 2000 through 2003, respectively. Residents of Connecticut and New Jersey have commenced class actions challenging the constitutionality of the repeal. If this legislation is signed by the Governor and implemented, it is likely that at least certain of the proposed tax reductions reflected in the Financial Plan (defined below) will not be implemented in order to accommodate the cost of the legislation. The Mayor of the City of New York and the Speaker of the City Council have stated that they will commence litigation to challenge the legislation.

     Pursuant to the laws of the State, the Mayor is responsible for preparing the City's financial plan, including the City's current financial plan for the 2000 through 2003 fiscal years (the "2000-2003 Financial Plan", "Financial Plan" or "City Financial Plan"). The City's projections set forth in the City Financial Plan are based on various assumptions and contingencies that are uncertain and may not materialize. Changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet annual cash flow and financing requirements.

     City's Financing Program. Implementation of the City Financial Plan is also dependent upon the City's ability to market its securities successfully in the public credit markets. The City's financing program for years 1999 through 2003 contemplates the issuance of $10.091 billion of general obligation bonds, $5.340 billion of bonds to be issued by the New York City Transitional Finance Authority (the "Transitional Finance Authority") and $2.5 billion of bonds to be issued by a new entity and paid from revenues pursuant to a settlement of litigation with the four leading cigarette companies. In 1997, the State enacted the New York City Transitional Finance Authority Act (the "Finance Authority Act"), which created the Transitional Finance Authority, to assist the City in keeping the City's indebtedness within the forecast level of the constitutional restrictions on the amount of debt the City is authorized to incur. A challenge to the constitutionality of the Finance Authority Act was unsuccessful with Plaintiff's motion for leave to appeal with the Court of Appeals adverse judgments in lower trial and appellate courts being was denied on December 22, 1998. Even with the capacity of the Transitional Finance Authority, the City may be required temporarily to delay entering into new contractual commitments at the end of fiscal year 1999 and, without additional legally authorized borrowing capacity, under projections (current as of December 19, 1998), would reach the limit of its capacity to enter into new contractual commitments in fiscal year 2000. In addition, the City issues revenue notes and tax anticipation notes to finance seasonal working capital requirements. The success of projected public sales of City bonds and notes, New York City Municipal Water Finance Authority (the "Water Authority") bonds and Transitional Finance Authority bonds will be subject to prevailing market conditions. The City's planned capital and operating expenditures are dependent upon the sale of its general obligation bonds and notes, and the Water Authority and Transitional Finance Authority bonds.

     1998 Fiscal Year. For the 1998 fiscal year (July 1, 1997-June 30, 1998) the City had an operating surplus, before discretionary and other transfers, and achieved balanced operating results, after discretionary and other transfers, in accordance with GAAP. The 1998 fiscal year is the eighteenth year that the City has achieved an operating surplus, before discretionary and other transfers, and balanced operating results, after discretionary and other transfers. The most recent quarterly modification to the City's financial plan for the 1999 fiscal year projects a balanced budget in accordance with GAAP for the 1999 fiscal year.

                                     E-9-2

     2000-2003 Financial Plan. On April 22, 1999, the City released the Financial Plan, which relates to the City and certain entities which receive funds from the City and which is based on the Executive Budget and Budget Message for the City's 2000 fiscal year. The Executive Budget and the City Financial Plan projects revenues and expenditures for the 2000 fiscal year balanced in accordance with GAAP, and projects budget gaps of $1.7 billion for each of the 2001, 2002 and 2003 fiscal years.

     The City's projected budget gaps for the 2002 and 2003 fiscal years do not reflect the savings expected to result from prior years' programs to close the gaps set forth in the City Financial Plan. Thus, for example, recurring savings anticipated from the actions which the City proposes to take to balance the fiscal year 2001 budget are not taken into account in projecting the budget gaps for the 2001 and 2003 fiscal years.

     The 2000-2003 Financial Plan includes a proposed discretionary transfer in the 1999 fiscal year of $2.1 billion to pay debt service due in the fiscal year 2000, for budget stabilization purposes, a proposed discretionary transfer in fiscal year 2000 to pay debt service due in fiscal year 2001 totaling $429 million and a proposed discretionary transfer in fiscal year 2001 to pay debt service due in fiscal year 2002 totaling $345 million. In addition, the Financial Plan reflects enacted and proposed tax reduction programs totaling $405 million, $557 million, $610 million and $627 million in fiscal years 2000 through 2003, respectively, including the elimination of the City sales tax on all clothing and a reduction in the City sales tax on building materials and construction services; and the extension of current tax reductions for owners of cooperative and condominium apartments; reform of certain business taxes; an income tax credit for low income wage earners and resident shareholders of Subchapter S corporations; reduction in the City mortgage recording tax for first-time homebuyers; and a repeal of the auto use tax and commercial motor vehicle tax for light trucks and vans, which are subject to State legislation approval, and the reduction of the commercial rent tax. Legislation which would repeal part or all of the City non-commercial resident income tax has been passed by the State Legislature. If this legislation is signed by the Governor, as expected, it is likely that at least some of the proposed tax reductions reflected in the Financial Plan will not be implemented in order to accommodate the costs of the legislation.

     Assumptions. The 2000-2003 Financial Plan is based on numerous assumptions, including the condition of the City's and the regions' economies and a modest employment recovery and the concomitant receipt of economically sensitive tax revenues in the amount projected. The 2000-2003 Financial Plan is subject to various other uncertainties and contingencies relating to, among other factors, the extent, if any, to which wage increases for City employees exceed the annual wage costs assumed for the 1999 through 2003 fiscal years; continuation of projected interest earnings assumptions for pension fund assets and current assumptions with respect to wages for City employees affecting the City's required pension fund contributions; the willingness and ability to the State to provide the aid contemplated by the Financial Plan and to take various other actions to assist the City; the ability of Health and Hospitals Corporation, the Board of Education and other such agencies to maintain balanced budgets; the willingness of the Federal government to provide the amount of federal aid contemplated in the Financial Plan; the impact on City revenues and expenditures of Federal and State welfare reform and any future legislation affecting Medicare or other entitlement programs; the ability of the City to implement cost reduction initiatives; the success with which the City

                                     E-9-3
controls expenditures; the impact of conditions in the real estate market on real estate tax revenues and unanticipated expenditures that may be incurred as a result of the need to maintain the City's infrastructure. Certain of these assumptions have been questioned by the City Comptroller and other public officials.

     The Financial Plan assumes (i) approval by the Governor and the State Legislature of the extension of 14% personal income surcharge, which is scheduled to expire on December 31, 1999, and which is projected to provide revenue of $570 million, $585 million, $599 million and $639 million in the 2000 through 2003 fiscal years, respectively; (ii) collection of the projected rent payments for the City's airports, totaling $355 million, $185 million and $155 million in the 2001 through 2003 fiscal years, respectively, a substantial portion of which depend on the successful completion of negotiations with The Port Authority of New York and New Jersey or the enforcement of the City's rights under the existing leases through pending legal actions; (iii) State and Federal approval of the State and Federal gap-closing actions proposed by the City in the Financial Plan; and (iv) receipt of the tobacco settlement finds providing revenues or expenditure offsets in annual amounts ranging between $250 million and $300 million. In addition, the economic and financial condition of the City may be affected by various financial, social, economic and political factors which could have a material adverse affect on the City.

     The Financial Plan assumes that after noticeable improvements in the City's economy during calendar years 1997 and 1998, economic growth will slow, with local employment increasing modestly during fiscal years 2000 through 2003.
This assumption is based on a slow recovery in the Asian and Latin American economies starting in fiscal year 2000 and continuing restrictive monetary policy. However, there can be no assurance that the economic projections assumed in the Financial Plan will occur or that the tax revenues projected in the Financial Plan to be received will be received in the amounts anticipated.

     Municipal Unions. The Financial Plan reflects the costs of the settlements and arbitration awards with certain municipal unions and other bargaining units, which together represent approximately 98% of the City's workforce, and assumes that the City will reach agreement with its remaining municipal unions under terms which are generally consistent with such settlements and arbitration awards. These contracts are approximately five years in length and have a total cumulative net increase 13%. Assuming the City reaches similar settlements with its remaining municipal unions, the cost of all settlements for all City-funded employees, as reflected in the Financial Plan, would total $1.2 billion in the 1999 fiscal year and exceed $2 billion thereafter. The Financial Plan provides no additional wage increases for City employees after their contracts expire in fiscal years 2000 and 2001.

     Intergovernmental Aid. The City depends on the State for aid both to enable the City to balance its budget and to meet its cash requirements. There can be no assurance that there will not be reductions in State aid to the City from amounts currently projected; or interim appropriations enacted; or that any such reductions or delays will not have adverse effects on the City's cash flow or expenditures. In addition, the Federal budget negotiation process could result in reductions or delays in the receipt of Federal grants which would have additional adverse effects on the City's cash flow or revenues.

                                     E-9-4

     Y2K. The year 2000 presents potential operational problems for computerized data files and computer programs which may recognize the year 2000 as 1900, resulting in possible system failures or miscalculations. In November 1996, the City's Year 2000 Project Office was established to develop a project methodology, coordinate the City's agencies, review plans and oversee implementation of year 2000 projects. At that time, the City also evaluated the capabilities of the City's Integrated Financial Management System and Capital Projects Information System, which are the City's central accounting, budgeting and payroll systems, identified the potential impact of the year 2000 on these systems and developed a plan to replace these systems with a new system which is expected to be year 2000 compliant prior to December 31, 1999. The City has also performed an assessment of its other mission-critical and high priority computer systems in connection with making them year 2000 compliant, and the City's agencies have developed and begun to implement both strategic and operational plans for non-compliant application systems. In addition, the City Comptroller is conducting audits of the progress of the City agencies in achieving year 2000 compliance. While these efforts may involve additional costs beyond those assumed in the Financial Plan, the City believes, based on currently available information, that such additional costs will not be material.

     The Mayor's Office of Operations has stated that work has been completed, and all or part of the necessary testing has been performed, on approximately 65% of the mission-critical and high priority systems of Mayoral agencies. The City's computer systems may not all be year 2000 compliant in a timely manner and there could be an adverse impact on City operations or revenues as a result. The City is in the process of developing contingency plans for all mission-critical and high priority systems, if such systems are not year 2000 complaint by pre-determined dates. The City is also in the process of contacting its significant third party vendors regarding the status of their compliance. Such compliance is not within the City's control, and therefore the City cannot assure that there will not be any adverse effects on the City resulting from any failure of these third parties.

     Ratings. As of March 15, 1999, Moody's rated the City's outstanding general obligation A3, Standard and Poor's rated such bonds A- and Fitch rated such bonds A. In July 1995, Standard and Poor's revised downwards its ratings on outstanding general obligations bonds of the City from A- to BBB+.
In July 1998, Standard and Poor's revised its rating of City bonds upward to A-. Moody's rating of City bonds was revised in February 1998 to A3 from Baal. Such ratings reflect only the view of Moody's, Standard and Poor's and Fitch, from which an explanation of the significance of such ratings may be obtained. There is no assurance that such ratings will continue for any given period of time or that they will not be revised downward or withdrawn entirely. Any such downward revision or withdrawal could have an adverse effect on the market prices of City bonds.

     Outstanding Indebtedness. As of March 31, 1999, the City and the Municipal Assistance Corporation for the City of New York had respectively approximately $26.97 and $3.83 billion of outstanding long-term debt. As of March 15, 1999, the Water Authority had approximately $8.6 billion aggregate principal amount of outstanding bonds, inclusive of subordinate second resolution bonds, and $600 million aggregate principal amount of outstanding commercial paper notes.

                                     E-9-5

     Water, Sewer and Waste. Debt service on Water Authority obligations is secured by fees and charges collected from the users of the City's water and sewer system. State and Federal regulations require the City's water supply to meet certain standards to avoid filtration. The City's water supply now meets all technical standards and the City has taken the position that increased regulatory, enforcement and other efforts to protect its water supply will prevent the need for filtration. On May 6, 1997, the U.S. Environmental Protection Agency granted the City a filtration avoidance waiver through April 15, 2002 in response to the City's adoption of certain watershed regulations. The estimated incremental costs to the City of implementing this Watershed Memorandum of Agreement, beyond investments in the watershed which are planned independently, is approximately $400 million. The City has estimated that if filtration of the upstate water supply system is ultimately required, the construction expenditures required could be between $4 billion and $5 billion.

     Legislation has been passed which prohibits the disposal of solid waste in any landfill located within the City after December 31, 2001. The Financial Plan includes the estimated costs of phasing out the use of landfills located within the City. A suit has been commenced against the City by private individuals under the Resources Conservation and Recovery Act seeking to compel the City to take certain measures, or alternatively, to close the Fresh Kills landfill. If as a result of such litigation, the City is required to close the landfill earlier than required by State legislation, the City could incur additional costs during the Financial Plan period. Pursuant to Court order, the City is currently required to recycle 2,100 tons per day of solid waste and is required to recycle 3,400 tons per day by July 1999 and 4,250 tons per day by July 2001. The City is currently recycling slightly over 2,100 tons per day of solid waste. The City may seek to obtain amendments to Local Law No. 19 to modify this requirement. If the City is unable to obtain such amendment and is required to fully implement Local Law No. 19, the City may incur substantial costs.

     Litigation. The City is currently a defendant in a significant number of lawsuits. Such litigation includes, but is not limited to, routine litigation incidental to the performance of its governmental and other functions, actions commenced and claims asserted against the City arising out of constitutional violations, allege torts, alleged breaches of contracts and other alleged violations of law and condemnation proceedings and other tax and miscellaneous actions. While the ultimate outcome and fiscal impact, if any, on the proceedings and claims are not currently predictable, adverse determination in certain of them might have a material adverse effect upon the City's ability to carry out the City Financial Plan. As of June 30, 1998, the City estimated that its potential future liability on account of outstanding claims amounted to approximately $3.5 billion.

New York State

     1999-2000 Fiscal Year. The Governor presented his 1999-2000 Executive Budget to the Legislature on January 27, 1999. The Executive Budget contains financial projections for the State's 1998-99 through 2001-02 fiscal years, and a proposed Capital Program and Financing Plan for the 1999-2000 through 2003-04 fiscal years. The Governor will prepare amendments to his Executive Budget, as permitted by law. There can be no assurance that the Legislature will enact into law the Executive Budget as proposed by the Governor, or that the State's budget projections will not differ materially and adversely from the projections set forth herein.

                                     E-9-6

     The 1999-2000 State financial plan (the "State Financial Plan") is projected to have receipts in excess of disbursements on a cash basis in the General Fund, after accounting for the transfer of available receipts form 1998-99 to 1999-2000. Total General Fund receipts, including transfers from other funds are projected to be $38.81 billion, and increase of $2.03 billion over projected receipts in the current fiscal year. General Fund disbursements, including transfer to other funds, are recommended to grow by 1.4% to $37.14 billion, an increase of $528 million over 1998-99 [estimates]. State Funds spending is projected to total $49.33 billion, an increase of over $867 million or 1.8% from the current year. Under the Governor's recommendations, spending from All Governmental Funds is also expected to grow by 1.8%, increasing by $1.3 billion to $72.7 billion.

     The State is expected to close the 1999-2000 fiscal year with a balance in the General Fund of $2.36 billion. The balance is comprised of $1.79 billion in tax reduction reserves, $473 million in the Tax Stabilization Reserve Fund and $100 million in the Contingency Reserve Fund.

     The State economic forecast has been modified for 1999 and 2000 from the one used in earlier updates of the State Financial Plan. Continued growth is expected in 1999 and 2000 for employment, wages, and personal income, although the growth is expected to moderate from the 1998 pace. However, a continuation of international financial and economic turmoil may result in a sharper slowdown than currently projected. Personal income is estimated to have grown by 4.9% in 1998, fueled in part by a continued large increase in financial sector bonus payments at the beginning of the year, and is projected to grow by 4.2% in 1999 and 4.0% in 2000. Increases in bonus payments in 1999 and 2000 are projected to be modest, a distinct shift from the torrid rate of the last few years. Overall employment growth is anticipated to grow at a modest rate, reflecting the slowing growth in the national economy, continued spending restraint in government, and restructuring in the manufacturing, health care, social service and banking sectors.

     Many uncertainties exist in any forecast of the State economy. Given the recent volatility in the international economy and domestic financial markets, such uncertainties are particularly present at this time. The timing and impact of changes in economic conditions are difficult to estimate with a high degree of accuracy. Unforeseeable events may occur. The actual rate of change, if any, of the categories that form the basis of these forecasts may differ substantially and adversely from the outlook described herein.

     Special Considerations. On July 23, 1998, the New York State Comptroller issued a report which noted that a significant cause for concern is the budget gaps in the 1999-2000 and 2000-2001 fiscal years, which the State Comptroller projected at $1.8 billion and $5.5 billion, respectively, after excluding the uncertain receipt of $250 million of funds from the tobacco settlement assumed in the State's projections. The State Comptroller also stated that if the securities industry or economy slows, the size of the gaps would increase.

     According to the State Division of the Budget, uncertainties with regard to the economy present the largest potential risk to budget balance in New York State. The Executive Budget identified various risks, including either a financial market or broader economic correction during the State's financial plan period, which risks are heightened by the relatively lengthy

                                     E-9-7
expansion currently underway, and the financial turmoil in Asia. In addition, the Executive Budget noted that a normal forecast error of one percentage point in the expected growth rate could raise or lower receipts by over $1 billion by the last year of projection period, and that funding is not included for any costs associated with new collective bargaining agreements after the expiration of the current contracts at the end of the 1998-1999 fiscal year. Furthermore, the securities industry is more important to the New York economy than the national economy, and a significant deterioration in stock market performance could ultimately produce adverse changes in wage and employment levels.

     Owing to these and other factors, the State may face substantial potential budget gaps in future years resulting from a significant disparity between tax revenues from a lower recurring receipts base and the spending required to maintain State programs at mandated levels. Any such recurring imbalance would be exacerbated by the use by the State of nonrecurring resources to achieve budgetary balance in a particular fiscal year. To correct any recurring budgetary imbalance, the State would need to take significant actions to align recurring receipts and disbursements in future fiscal years.

     Y2K. New York State is currently addressing "Year 2000" data processing compliance issues. In 1996, the State created the Office of Technology to help address the statewide technology issues, including the Year 2000 issue. OFT has estimated that investments of at least $140 million will be required to bring approximately 350 State mission-critical and high-priority computer systems not otherwise scheduled for replacement into Year 2000 compliance. In fiscal year 1998-99, the State allocated over $117 million in centralized Year 2000 funding, and in fiscal year 1999-2000 the State is planning to spend an additional $19 million for this purpose. As of December 1998, the State had completed 93% of overall compliance effort for its mission-critical systems. As of December 1998, the State had completed 70% of overall compliance effort on the high-priority systems. Compliance testing is expected to be completed by the end of calendar year 1999.

     Ratings. As of March 15, 1999, Moody's had given the State's general obligation bonds a rating of A2, Standard and Poor's had given the bonds a rating of A and Fitch had rated such bonds A+. Such ratings reflect only the view of Moody's, Standard and Poor's and Fitch from which an explanation of the significance of such ratings may be obtained. There is no assurance that such ratings will continue for any given period of time or that they will not be revised downward or withdrawn entirely. Any such downward revision or withdrawal could have an adverse effect on the market prices of State bonds.

     Litigation. The State is currently a defendant in a significant number of lawsuits. Such litigation includes, but is not limited to, claims asserted against the State arising from alleged torts, alleged breaches of contracts, condemnation proceedings and other alleged violations of State and Federal laws. State programs are frequently challenged on State and Federal constitutional grounds. Adverse developments in legal proceedings or the initiation of new proceedings could affect the ability of the State to maintain a balanced State Financial Plan in any given fiscal year. There can be no assurance that an adverse decision in one or more legal proceedings would not exceed the amount the State reserves for the payment of judgments or materially impair the State's financial operations. With respect to pending and threatened litigation, the State has reported liabilities of $872 million for awarded and anticipated

                                     E-9-8
unfavorable judgments, of which $90 million is expected to be paid within the 1998-99 fiscal year. The remainder, $782 million, is reported as a long-term obligation of the State and represents an increase of $552 million from the prior year.

     Other Localities. Certain localities in addition to the City could have financial problems leading to requests for additional State assistance during the State's 1998-1999 fiscal year and thereafter. The potential impact on the State of such actions by localities is not included in the projections of the State receipts and disbursements in the State's 1998-1999 fiscal year.

     Fiscal difficulties experienced by the City of Yonkers ("Yonkers") resulted in the creation of the Financial Control Board for Yonkers (the "Yonkers Board") by the State in 1984. The Yonkers Board is charged with oversight of the fiscal affairs of Yonkers. Future actions taken by the Governor or the State Legislature to assist Yonkers could result in allocation of State resources in amounts that cannot yet be determined.

New York Tax Matters

     The following is based upon the advice of ________, special New York counsel to the Fund.

     The following is a general, abbreviated summary of certain provisions of the applicable New York tax law as presently in effect as it directly governs the taxation of New York resident individual, corporate, and unincorporated business shareholders of the Fund. This summary does not address the taxation of other shareholders nor does it discuss any local taxes, other than New York City taxes, that may be applicable. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to Fund transactions. The following is based on the assumptions that the Fund will qualify under Subchapter M of the Code as a regulated investment company, that it will satisfy the conditions which will cause the Fund's distributions to qualify as exempt-interest dividends to shareholders, and that it will distribute all interest and dividends received to the Fund's shareholders. The Fund will be subject to the New York State franchise tax and the New York City general corporation tax only if it has a sufficient nexus with New York State or New York City. If it is subject to such taxes, it does not expect to pay a material amount of either tax. Distributions by the Fund that are attributable to interest on any obligation of New York and its political subdivisions or to interest on obligations of U.S. territories and possessions that are exempt from state taxation under federal law will not be subject to the New York State personal income tax or the New York City personal income or unincorporated business taxes. All other distributions, including distributions attributable to interest on obligations of the United States or its instrumentalities and distributions attributable to capital gains, will be subject to the New York State personal income tax and the New York City personal income and unincorporated business taxes.

     All distributions from the Fund, regardless of source, will increase the taxable base of shareholders subject to the New York State Corporation franchise tax or the New York City general corporation tax. Gain from the sale, exchange, or other disposition of Common Shares will be subject to the New York State personal income and franchise taxes and the New York City personal income, unincorporated business, and general corporation taxes. Common Shares may be subject to New York State estate tax if owned by a New York decedent at the time of

                                     E-9-9
death. Common Shares will not be subject to property taxes imposed by New York State or City. Interest on indebtedness incurred to purchase, or continued to carry, Common Shares generally will not be deductible for New York personal income tax purposes.

                                     E-9-10

                                 APPENDIX E-10

Factors Pertaining to North Carolina

     North Carolina's economy continues to grow and diversify. The State ranks among the top ten states in terms of economic growth, as measured by employment growth. While manufacturing remains an important employment sector, the services and retail trade sectors also supply a significant percentage of employment. Growth in the high-technology sector has helped diversify the State's economy and has also helped offset recent employment losses in the textile, apparel, and tobacco industries.

     The State's unemployment rate was 3.0% in June 1998, below the national average of 4.5% in June 1998 and down from the State's 3.6% rate in June 1997. Per capita income in 1997 was $23,345, approximately 91% of the national average.

     The State has implemented sound financial policies and maintains low debt levels. Its Constitution mandates that total expenditures not exceed receipts for the same period plus any surplus available at the start of the fiscal year. These conservative policies, combined with the State's economic recovery, resulted in budget surpluses in each fiscal year from 1992-1997. Moody's, S&P, and Fitch all rate the State AAA.

North Carolina Tax Matters

     The following is based upon the advice of ________, special North Carolina counsel to the Fund.

     The following is a general, abbreviated summary of certain provisions of the applicable North Carolina tax law as presently in effect as it directly governs the taxation of resident individual and corporate shareholders of the Fund. This summary does not address the taxation of other shareholders nor does it discuss any local taxes that may be applicable. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to Fund transactions.

     The following is based on the assumptions that the Fund will qualify under Subchapter M of the Code as a regulated investment company, that it will satisfy the conditions which will cause Fund distributions to qualify as exempt-interest dividends to shareholders, and that it will distribute all interest and dividends it receives to the Fund's shareholders.

     The Fund will be subject to the North Carolina corporation income tax and the North Carolina franchise tax only if it has a sufficient nexus with North Carolina. If it is subject to such taxes, it does not expect to pay a material amount of either tax.

     Distributions from the Fund that are attributable to interest on any obligation of North Carolina or its political subdivisions or to interest on obligations of the United States, its territories, possessions or instrumentalities that are exempt from state taxation under federal law will not be subject to the North Carolina personal income tax or the North Carolina corporation income tax. All other distributions, including distributions attributable to capital gains, will be subject to the North Carolina personal and corporate income taxes.

                                     E-10-1

     Gain on the sale, exchange, or other disposition of shares of the Fund will be subject to the North Carolina personal and corporate income taxes.

     Shares of the Fund may be subject to the North Carolina inheritance tax and the North Carolina estate tax if owned by a North Carolina decedent at the time of death.

     Shareholders are advised to consult with their own tax advisers for more detailed information concerning North Carolina and local tax matters.

                                     E-10-2

                                 APPENDIX E-11

Factors Pertaining to Ohio

     As described above, the Fund will invest most of its net assets in securities issued by or on behalf (or in certificates of participation in lease-purchase obligations of) the State of Ohio (the "State"), political subdivisions of the State, or agencies or instrumentalities of the State or its political subdivisions (Ohio Obligations). The Fund is therefore susceptible to general or particular economic, political or regulatory factors that may affect issuers of Ohio Obligations. The following information constitutes only a brief summary of some of the many complex factors that may have an effect. The information does not apply to "conduit" obligations on which the public issuer itself has no financial responsibility. This information is derived from official statements of certain Ohio issuers published in connection with their issuance of securities and from other publicly available information, and is believed to be accurate. No independent verification has been made of any of the following information.

     Generally, the creditworthiness of Ohio Obligations of local issuers is unrelated to that of obligations of the State itself, and the State has no responsibility to make payments on those local obligations.

     There may be specific factors that at particular times apply in connection with investment in particular Ohio Obligations or in those obligations or particular Ohio issuers. It is possible that the investment may be in particular Ohio Obligations, or in those of particular issuers, as to which those factors apply. However, the information below is intended only as a general summary, and is not intended as a discussion of any specific factors that may affect any particular obligation or issuer.

     Ohio is the seventh most populous state. The 1990 Census count of 10,847,000 indicated a 0.5% population increase from 1980. The Census estimate for 1997 is 11,186,000.

     While diversifying more into the service and other non-manufacturing areas, the Ohio economy continues to rely in part on durable good manufacturing largely concentrated in motor vehicles and equipment, steel, rubber products and household appliances. As a result, general economic activity, as in many other industrially-developed states, tends to be more cyclical than in some other states and in the nation as a whole. Agriculture is an important segment of the economy, with over half the State's area devoted to farming and approximately 16% of total employment in agribusiness.

     In prior years, the State's overall unemployment rate was commonly somewhat higher than the national figure. For example, the reported 1990 average monthly State rate was 5.7%, compared to the 5.5% national figure. However, in recent years the State rates were below the national rates (4.2% versus 4.5% in 1998). The unemployment rate and its effects vary among geographic areas of the State.

     There can be no assurance that future national, regional or state-wide economic difficulties, and the resulting impact on State or local government finances generally, will not adversely affect the market value of Ohio Obligations held in the Fund or the ability of particular

                                     E-11-1
obligors to make timely payments of debt service on (or lease payments relating to) those Obligations.

     The State operates on the basis of a fiscal biennium for its appropriations and expenditures, and is precluded by law from ending its July 1 to June 30 fiscal year (FY) or fiscal biennium in a deficit position. Most State operations are financed through the General Revenue Fund ("GRF"), for which the personal income and sales-use taxes are the major sources. Growth and depletion of GRF ending fund balances show a consistent pattern related to national economic conditions, with the ending FY balance reduced during less favorable and increased during more favorable economic periods. The State has well-established procedures for, and has timely taken, necessary actions to ensure resource/expenditure balances during less favorable economic periods. Those procedures included general and selected reductions in appropriations spending.

     The 1992-93 biennium presented significant challenges to State finances, successfully addressed. To allow time to resolve certain budget differences an interim appropriations act was enacted effective July 1, 1991; it included GRF debt service and lease rental appropriations for the entire biennium, while continuing most other appropriations for a month. Pursuant to the general appropriations act for the entire biennium, passed on July 11, 1991, $200 million was transferred from the Budget Stabilization Fund ("BSF", a cash and budgetary management fund) to the GRF in FY 1992.

     Based on updated results and forecasts in the course of that FY, both in light of a continuing uncertain nationwide economic situation, there was projected and then timely addressed an FY 1992 imbalance in GRF resources and expenditures. In response, the Governor ordered most State agencies to reduce GRF spending in the last six months of FY 1992 by a total of approximately $184 million; the $100.4 million BSF balance and additional amounts from certain other funds were transferred late in the FY to the GRF, and adjustments were made in the timing of certain tax payments.

     A significant GRF shortfall (approximately $520 million) was then projected for FY 1993. It was addressed by appropriate legislative and administrative actions, including the Governor's ordering $300 million in selected GRF spending reductions and subsequent executive and legislative action (a combination of tax revisions and additional spending reductions). The June 30, 1993 ending GRF fund balance was approximately $111 million, of which, as a first step to replenishment, $21 million was deposited in the BSF.

     None of the spending reductions were applied to appropriations needed for debt service or lease rentals relating to any State obligations.

     The 1994-95 biennium presented a more affirmative financial picture. Based on June 30, 1994 balances, an additional $260 million was deposited in the BSF. The biennium ended June 30, 1995 with a GRF ending fund balance of $928 million, of which $535.2 million was transferred into the BSF. The significant GRF fund balance, after leaving the GRF an unreserved and undesignated balance of $70 million, was transferred to the BSF and other funds including school assistance funds and, in anticipation was possible federal program changes, a human services stabilization fund.

                                     E-11-2

     From a higher than forecast 1996-97 mid-biennium GRF fund balance, $100 million was transferred for elementary and secondary school computer network purposes and $30 million to a new State transportation infrastructure fund. Approximately $400.8 million served as a basis for temporary 1996 personal income tax reductions aggregating that amount. The 1996-97 biennium-ending GRF fund balance was $834.9 million. Of that, $250 million went to school building construction and renovation, $94 million to the school computer network, $44.2 million for school textbooks and instructional materials and a distance learning program, and $34 million to the BSF, and the $263 million balance to a State income tax reduction fund.

     The GRF appropriations act for the 1998-99 biennium was passed on June 25, 1997 and promptly signed (after selective vetos) by the Governor. All necessary GRF appropriations for State debt service and lease rental payments then project for the biennium were included in that act (and one included in the pending House-passed appropriation bill for FY 2000-01). Subsequent legislation increased the fiscal year 1999 GRF appropriation level for elementary and secondary education, with the increase funded in part by mandated small percentage reductions in State appropriations for various State agencies and institutions. Expressly exempt from those reductions are all appropriations for debt service, including lease rental payments.

     The BSF had a May 19, 1999 balance of over $906 million.

     The State's incurrence or assumption of debt without a vote of the people is, with limited exceptions, prohibited by current State constitutional provisions. The State may incur debt, limited in amount to $750,000, to cover casual deficits or failures in revenues or to meet expenses not otherwise provided for. The Constitution expressly precludes the State from assuming the debts of any local government or corporation. (An exception is made in both cases for any debt incurred to repel invasion, suppress insurrection or defend the State in war.)

     By 15 constitutional amendments approved from 1921 to date (the latest adopted in 1995) Ohio voters authorized the incurrence of State debt and pledge of taxes or excises to its payment. At May 19, 1999, almost $1.11 billion (excluding certain highway bonds payable primarily from highway use receipts) of this debt was outstanding. The only such State debt at that date still authorized to be incurred were portions of the highway bonds, and the following:
(a) up to $100 million of obligations for coal research and development may be outstanding at any one time ($23.9 million outstanding); (b) $240 million of obligations previously authorized for local infrastructure improvements, no more than $120 million of which may be issued in any calendar year (over $1 billion outstanding) and (c) up to $200 million in general obligation bonds for parks, recreation and natural resources purposes which may be outstanding at any one time ($82.7 million outstanding - with an additional $30 million scheduled for sale on June 3, with no more than $50 million to be issued in any one year).

     The electors in 1995 approved a constitutional amendment extending the local infrastructure bond program (authorizing an additional $1.2 billion of State full faith and credit obligations to be issued over 10 years for the purpose), an authorizing additional highway bonds (expected to be payable primarily from highway use receipts). The latter supersedes the prior $500 million outstanding authorization, and authorizes not more than $1.2 billion to be outstanding at any time and not more than $220 million to be issued in a fiscal year.

                                     E-11-3

     The Constitution also authorizes the issuance of State obligations for certain purposes, the owners of which do not have the right to have excises or taxes levied to pay debt service. Those special obligations include obligations issued by the Ohio Public Facilities Commission and the Ohio Building Authority, and certain obligations issued by the State Treasurer, over $5.3 billion of which were outstanding at May 19, 1999.

     The General Assembly has placed on the November 1999 general election ballot a proposed constitutional amendment relating to State debt. If approved by the voters, it will authorize State general obligation debt to pay costs of facilities for a system of common schools throughout the State and facilities for state supported and assisted institutions of higher education. That, and other debt represented by direct obligations of the State (such as that authorized by the Ohio Public Facilities Commission and Ohio Building Authority, and some authorized by the Treasurer), may not be issued if future FY total debt service on those direct obligations to be paid from the GRF or net lottery proceeds exceeds 5% of total estimated revenues of the State for the GRF and from net State lottery proceeds during the FY of issuance.

     Aggregate FY 1998 rental payments under various capital lease and lease purchase agreements were approximately $9.1 million. In recent years, State agencies have also participated in transportation and office building projects that may have some local as well as State use and benefit, in connection with which the State enters into lease purchase agreements with terms ranging from 7 to 20 years. Certificates of participation, or special obligation bonds of the State or a local agency, are issued that represent fractionalized interests in or are payable from the State's anticipated payments. The State estimates highest future FY payments under those agreements (as of May 19, 1999) to be approximately $25.8 million (of which $22 million is payable from sources other than the GRF, such as federal highway money distributions). State payments under all those agreements are subject to biennial appropriations, with the lease terms being two years subject to renewal if appropriations are made.

     A 1990 constitutional amendment authorizes greater State and political subdivision participation (including financing) in the provision of housing.
The General Assembly may for that purpose authorize the issuance of State obligations secured by a pledge of all or such portion as it authorizes of State revenues or receipts (but not by a pledge of the State's full faith and credit).

     A 1994 constitutional amendment pledges the full faith and credit and taxing power of the State to meeting certain guarantees under the State's tuition credit program which provides for purchase of tuition credits, for the benefit of State residents, guaranteed to cover a specified amount when applied to the cost of higher education tuition. (A 1965 constitutional provision that authorized student loan guarantees payable from available State moneys has never been implemented, apart from a "guarantee fund" approach funded essentially from program revenues.)

     State and local agencies issue obligations that are payable from revenues from or relating to certain facilities (but not from taxes). By judicial interpretation, these obligations are not "debt" within constitutional provisions. In general, payment obligations under lease-purchase agreements of Ohio public agencies (in which certificates of participation may be issued) are

                                     E-11-4
limited in duration to the agency's fiscal period, and are renewable only upon appropriations being made available for the subsequent fiscal period.

     Local school districts in Ohio receive a major portion (state-wide aggregate approximately 46% in recent years) of their operating moneys from State subsidies, but are dependent on local property taxes, and in 123 districts (as of May 19, 1999) from voter-authorized income taxes, for significant portions of their budgets. Litigation, similar to that in other states, has been pending questioning the constitutionality of Ohio's system of school funding. The Ohio Supreme Court has concluded that aspects of the system (including basic operating assistance and the loan program referred to below) are unconstitutional, and ordered the State to provide for and fund a system complying with the Ohio Constitution, staying its order to permit time for responsive corrective actions. After a further hearing, the trial court has decided that steps taken to date by the State to enhance school funding have not met the requirements of the Supreme Court decision; the State has filed a notice of appeal with the Supreme Court and the trial court has issued a stay, pending appeal, of the implementation of much of its order. A small number of the State's 612 local school districts have in any year required special assistance to avoid year-end deficits. A program has provided for school district cash need borrowing directly from commercial lenders, with diversion of State subsidy distributions to repayment if needed. Recent borrowings under this program totaled $71.1 million for 29 districts in FY 1995 (including $29.5 million for one), $87.2 million for 20 districts in FY 1996 (including $42.1 million for one), $113.2 million for 12 districts in FY 1997 (including $90 million to one for restructuring its prior loans), and $23.4 million for 10 districts in FY 1998.

     Ohio's 943 incorporated cities and villages rely primarily on property and municipal income taxes for their operations. With other subdivisions, they also receive local government support and property tax relief moneys distributed by the State.

     For those few municipalities and school districts that one occasion have faced significant financial problems, there are statutory procedures for a joint State/local commission to monitor the fiscal affairs and for development of a financial plan to eliminate deficits and cure any defaults. (Similar procedures have recently been extended to counties and townships.) Since inception for municipalities in 1979, these "fiscal emergency" procedures have been applied to 26 cities and villages; for 20 of them the fiscal situation was resolved and the procedures terminated (two cities are in preliminary "fiscal watch" status). As of May 19, 1999, a school district "fiscal emergency" provision was applied to nine districts, and 10 were on preliminary "fiscal watch" status.

     At present the State itself does not levy ad valorem taxes on real or tangible personal property. Those taxes are levied by political subdivisions and other local taxing districts. The Constitution has since 1934 limited to 1% of true value in money the amount of the aggregate levy (including a levy for unvoted general obligations) of property taxes by all overlapping subdivisions, without a vote of the electors or a municipal charter provision, and statutes limit the amount of that aggregate levy to 10 mills per $1 of assessed valuation (commonly referred to as the "ten-mill limitation"). Voted general obligations of subdivisions are payable from property taxes that are unlimited as to the amount or rate.

                                     E-11-5

Ohio Tax Matters

     The following is based upon the advice of _______, special Ohio to the Fund.

     The Fund is not subject to the Ohio personal income tax, school district or municipal income taxes in Ohio. The Fund is not subject to the Ohio corporation franchise tax, or the Ohio dealers in intangibles tax, provided that, if there is a sufficient nexus between the State of Ohio and such entity that would enable the State to tax such entity, then such entity shall be exempt from such taxes only if it timely complies with the annual filing requirement of Section 5733.09 of the Ohio Revised Code. The Ohio Tax Commissioner has waived this annual filing requirement for every year since 1990, the first tax year to which such requirement applied.

     Provided that the Fund continues to qualify as a regulated investment company under the Code, and that at all times at least 50% of the value of the total assets of the Fund consists of obligations issued by or on behalf of Ohio, political subdivisions thereof or agencies or instrumentalities of Ohio or its political subdivisions ("Ohio Obligations"), or similar obligations of other states or their subdivisions (the "RIC and 50% value tests"), (i) distributions with respect to shares of the Fund ("Distributions") will be exempt from Ohio personal income tax and municipal and school district income taxes in Ohio, and will be excluded from the net income base of the Ohio corporation franchise tax to the extent such Distributions are properly attributable to interest payments on Ohio Obligations, and (ii) Distributions of profit made on the sale, exchange, or other disposition of Ohio Obligations, including Distributions of "capital gain dividends," as defined in the Code, properly attributable to the sale, exchange, or other disposition of Ohio Obligations, will be exempt from Ohio personal income tax, and municipal and school district income taxes in Ohio, and will be excluded from the net income base of the Ohio corporation franchise tax.

     Assuming the RIC and 50% value tests are satisfied, Distributions that are properly attributable to interest on obligations of the United States or its territories or possessions (including obligations issued by the governments of the Commonwealth of Puerto Rico, the United States Virgin Islands or Guam ("Territorial Obligations")) or of any authority, commission, or instrumentality of the United States that is exempt from state income taxes under the laws of the United States will be exempt from Ohio personal income tax and municipal and school district taxes in Ohio, and, provided, in the case of Territorial Obligations, such interest is excluded from gross income for federal income tax purposes, will be excluded from the net income base of the Ohio corporation franchise tax.

     Distributions property attributable to proceeds paid under insurance policies, if any, to the Fund representing maturing interest on defaulted Ohio Obligations or Territorial Obligations held by the Fund that is excluded from gross income for federal income tax purposes will be exempt from the Ohio personal income tax, and municipal and school district income taxes in Ohio and the net income base of the Ohio corporation franchise tax.

     However, other Distributions will generally not be exempt from Ohio personal income tax and municipal and school district income taxes in Ohio, and shares of the Fund will not be excluded from the net worth base of the Ohio corporation franchise tax.

                                     E-11-6

     The value of shares of the Fund is included in the value of the gross estate of decedents domiciled in Ohio for purposes of the Ohio estate tax. The value of shares of the Fund may be included in the value of the gross estate of decedents not domiciled in Ohio for purposes of Ohio estate tax only if the shares were employed in carrying on business in Ohio.

     The foregoing is a general, abbreviated summary of certain of the provisions of, and administrative interpretations of, the Ohio Revised Code presently in effect as they directly govern the tax consequences of investment in the Fund. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to Fund transactions. You are urged to consult with your own tax adviser for more detailed information concerning Ohio tax matters.

                                     E-11-7

                                 APPENDIX E-12

Factors Pertaining to Pennsylvania

     As described in this Statement of Additional Information, except during temporary defensive periods, the Fund will invest substantially all of its net assets in Pennsylvania municipal bonds. The Fund is therefore susceptible to political, economic or regulatory factors affecting issuers of Pennsylvania municipal bonds. There can be no assurance that the Commonwealth will not experience a decline in economic conditions or that portions of the Pennsylvania municipal bonds purchased by the Fund will not be affected by such a decline.

     Without intending to be complete, the following briefly summarizes some of these difficulties and the current financial situation, as well as some of the complex factors affecting the financial situation in the Commonwealth. It is derived from sources that are generally available to investors and is based in part on information obtained from various agencies in the Commonwealth. No independent verification has been made of the following information.

     State Economy. The Commonwealth of Pennsylvania is one of the most populous states, ranking fifth behind California, New York, Texas and Florida. Pennsylvania is an established yet growing state with a diversified economy. It is the headquarters for many major corporations. Pennsylvania had been historically identified as a heavy industry state. That reputation has changed over the last thirty years as the coal, steel and railroad industries declined and the Commonwealth's business environment readjusted to reflect a more diversified industrial base. This economic readjustment was a direct result of a long-term shift in jobs, investment and workers away from the northeast part of the nation. Currently, the major sources of growth in Pennsylvania are in the service sector, including trade, medical and the health services, education and financial institutions.

     Pennsylvania's agricultural industries remain an important component of the Commonwealth's economic structure, accounting for more than $3.6 billion in crop and livestock products annually. Agribusiness and food-related industries support $39 billion in economic activity annually. Over 51,000 farms form the backbone of the State's agricultural economy. Farmland in Pennsylvania includes over four million acres of harvested cropland and four million acres of pasture and farm woodlands - nearly one-third of the Commonwealth's total land area. Agricultural diversity in the Commonwealth is demonstrated by the fact that Pennsylvania ranks among the top ten states in the production of a number of agricultural products.

     Employment within the Commonwealth increased steadily from 1984 to 1990. From 1990 to 1992, employment in the Commonwealth declined 1.8%. From 1992 to 1998, employment increased 4.1%. The growth in employment experienced in the Commonwealth during such periods is slightly higher that the growth in employment in the Middle Atlantic region of the United States. Non-manufacturing employment in the Commonwealth has increased steadily since 1980 to its 1998 level of 82.8% of total Commonwealth employment. Manufacturing, which contributed 17.1% of 1998 non-agricultural employment, has fallen behind both the services sector and the trade sector as the largest single source of employment within the Commonwealth. In 1998, the services sector accounted for 32.3% of all non-agricultural employment in the Commonwealth while the trade sector accounted for 22.4%.

                                     E-12-1

     Economic strengths and weakness vary in different parts of the Commonwealth. In general, heavy industry and manufacturing have been facing increasing competition from foreign producers. During 1998, the annual average unemployment rate in the Commonwealth was 4.6%, compared to 4.5% for the United States. For March 1999, the unadjusted unemployment rate was 4.8% in the Commonwealth and 4.4% in the United States, while the seasonally adjusted unemployment rate for the Commonwealth was 4.4% and for the United States was 4.2%.

     State Budget. The Commonwealth operates under an annual budget that is formulated and submitted for legislative approval by the Governor each February. The Pennsylvania Constitution requires that the Governor's budget proposal consist of three parts: (i) a balanced operating budget setting forth proposed expenditures and estimated revenues from all sources and, if estimated revenues and available surplus are less than proposed expenditures, recommending specific additional sources of revenue sufficient to pay the deficiency; (ii) a capital budget setting forth proposed expenditures to be financed from the proceeds of obligations of the Commonwealth or its agencies or from operating funds; and
(iii) a financial plan for not less than the succeeding five fiscal years, that includes for each year projected operating expenditures and estimated revenues and projected expenditures for capital projects. The General Assembly may add, change or delete any items in the budget prepared by the Governor, but the Governor retains veto power over the individual appropriations passed by the legislature. The Commonwealth's fiscal year begins on July 1 and ends on June 30.

     All funds received by the Commonwealth are subject to appropriation in specific amounts by the General Assembly or by executive authorization by the Governor. Total appropriations enacted by the General Assembly may not exceed the ensuing year's estimated revenues, plus (less) the unappropriated fund balance (deficit) of the preceding year, except for constitutionally authorized debt service payments. Appropriations from the principal operating funds of the Commonwealth (the General Fund, the Motor License Fund and the State Lottery
Fund) are generally made for one fiscal year and are returned to the unappropriated surplus of the fund if not spent or encumbered by the end of the fiscal year. The Constitution specifies that a surplus of operating funds at the end of a fiscal year must be appropriated for the ensuing year.

     Pennsylvania uses the "fund" method of accounting for receipts and disbursements. For purposes of government accounting, a "fund" is an independent fiscal and accounting entity with a self-balancing set of accounts, recording cash and/or other resources together with all related liabilities and equities that are segregated for the purpose of carrying on specific activities or attaining certain objectives in accordance with the fund's special regulations, restrictions or limitations. In the Commonwealth, over 150 funds have been established by legislative enactment or in certain cases by administrative action for the purpose of recording the receipt and disbursement of money's received by the Commonwealth. Annual budgets are adopted each fiscal year for the principal operating funds of the Commonwealth and several other special revenue funds. Expenditures and encumbrances against these funds may only be made pursuant to appropriation measures enacted by the General Assembly and approved by the Governor. The General Fund, the Commonwealth's largest fund, receives all tax revenues, non-tax revenues and federal grants and entitlements that are not specified by law to be deposited elsewhere. The majority of the Commonwealth's operating and administrative expenses are payable from the General Fund Debt service on all bond indebtedness of the Commonwealth, except that issued

                                     E-12-2
for highway purposes or for the benefit of other special revenue funds, is payable from the General Fund.

     Financial information for the principal operation funds of the Commonwealth are maintained on a budgetary basis of accounting, which is used for the purpose of ensuring compliance with the enacted operating budget. The Commonwealth also prepares annual financial statements in accordance with generally accepted accounting principles ("GAAP"). Budgetary basis financial reports are based on a modified cash basis of accounting as opposed to a modified accrual basis of accounting prescribed by GAAP. Financial information is adjusted at fiscal year-end to reflect appropriate accruals for financial reporting in conformity with GAAP.

     Financial Condition and Results of Operations. The period from fiscal year 1993 through fiscal 1997 was a time of steady, modest economic growth and low rates of inflation in the Commonwealth. These economic conditions, together with tax reductions in the several years following the tax rate increases and tax base expansions enacted in fiscal 1991 for the General Fund, produced tax revenue gains averaging 4.1 percent per year during the period. Total revenues during this same period increased at a 4.7 percent average rate. Intergovernmental revenue recorded the largest percentage gain during this period, averaging 8.1 percent. Expenditures and other uses during the fiscal 1993 through fiscal 1997 period rose at a 3.8 percent rate, led by an average
13.8 percent annual increase for protection of persons and property program costs. This high rate of increase reflects the cost to acquire, staff and operate expanded prison facilities to house a greater population. Public health and welfare program costs expanded an average 5.4 percent annually during this period, the second largest rate of increase for program categories. At the close of fiscal 1997, the fund balance for the governmental fund type totaled $2,900.9 million, an increase of $914.6 million.

     Financial Results for Recent Fiscal Years (GAAP Basis).   During the five
year period from fiscal 1993 through fiscal 1997, revenues and other sources increased by an average 4.7 percent annually. Tax revenues during this same period increased by an annual average of 4.1 percent. Intergovernmental revenues, at an 8.5 percent annual average rate of increase, were the revenue source with the largest rate of growth over the five-year period.

     Expenditures and other uses during the fiscal 1993 through fiscal 1997 period rose at an average annual rate of 4.9 percent. Program costs for protection of persons and property increased an average 13.8 percent annually, the largest growth rate of all programs. Public health and welfare program costs increased at a 5.7 percent annual average rate during the period. Efforts to control costs for various social programs and the presence of favorable economic conditions have helped restrain these costs.

     The general fund balance at June 30, 1998 totaled $1,958.9 million. The general fund balance at June 30, 1997 totaled $1,364.9 million, an increase of $729.7 million over the $635.2 million balance at June 30, 1996.

     Fiscal 1996 Financial Results (Budgetary Basis). The unappropriated surplus for Commonwealth revenues (prior to transfers to Tax Stabilization Reserve Fund) at the close of the 1996 fiscal year for the General Fund was $183.8 million, $65.5 million above estimate. Fiscal 1996 was the fifth consecutive fiscal year the Commonwealth reported an increase in the fiscal year-

                                     E-12-3
end unappropriated balance. Expenditures from Commonwealth revenues for the fiscal year, including $113.0 million of supplemental appropriations but excluding pooled financing expenditures, totaled $16,074.7 million. Expenditures exceeded available revenues and lapses by $253.2 million. The difference was funded from a planned partial drawdown of the $437.0 million fiscal year adjusted beginning unappropriated surplus.

     Commonwealth revenues (prior to tax refunds) for the 1996 fiscal year increased by $113.9 million over the prior fiscal year to $16,338.5 million representing a growth rate of 0.7 percent. The Commonwealth has estimated that tax changes enacted for the 1996 fiscal year reduced Commonwealth revenues by $283.4 million representing 1.7 percentage points of fiscal 1996 growth in Commonwealth revenues. The most significant tax changes enacted for the 1996 fiscal year were (i) the reduction of the corporate net income tax rate to 9.99 percent; (ii) double weighing of the sales factor of the corporate net income apportionment calculation; (iii) an increase in the maximum annual allowance for a net operating loss deduction from $0.5 million to $ 1.0 million; (iv) an increase in the basic exemption amount for the capital stock and franchise tax;
(v) the repeal of the tax on annuities; and (vi) the elimination of inheritance tax on transfers of certain property to surviving spouses.

     Fiscal 1997 Financial Results (Budgetary Basis). The unappropriated balance of Commonwealth revenues increased during the 1997 fiscal year by $432.9 million. Higher than estimated revenues and slightly lower expenditures than budgeted caused the increase. The unappropriated balance rose from an adjusted amount of $158.5 million at the beginning of fiscal 1997, to $591.4 million (prior to reserves for transfer to the Tax Stabilization Reserve Fund) at the close of the fiscal year. Transfers to the Tax Stabilization Reserve Fund for fiscal 1997 operations are expected to be $88.7 million, which represents the normal fifteen percent of the ending unappropriated balance, plus an additional $100 million authorized by the General Assembly when it enacted the fiscal 1998 budget.

     Commonwealth revenues (prior to tax refunds) during the 1997 fiscal year totaled $17,320.6 million, $576.1 (3.4 percent) above the estimate made at the time the budget was enacted. Revenue from taxes was the largest contributor to higher than estimated receipts. Tax revenue in fiscal 1997 grew 6.1 percent over tax revenues in fiscal 1996. This rate of increase was not adjusted for legislated tax reductions that affected receipts during both of those fiscal years and therefor understates the actual underlying rate of growth of tax revenue during fiscal 1997. Receipts from the personal income tax produced the largest single component of higher revenues for the fiscal year. Personal income collections were $236.3 million over estimate representing a 6.9 percent increase over fiscal 1996 receipts. Receipts of the sales and use tax were $185.6 million over estimate representing a 6.2 percent increase. Collections of corporate taxes, led by the capital stock and franchise and the gross receipt taxes, also exceeded their estimates for the fiscal year. Non-tax revenues were $19.8 million (5.8 percent) over estimate mostly due to higher than anticipated interest earnings.

     Expenditures from Commonwealth revenues (excluding pooled financing expenditures) during fiscal 1997 totaled $16,347.7 million and were close to the estimate made in February 1997 with the presentation of the Governor's fiscal 1998 budget request. Total expenditures represent an increase over fiscal 1996 expenditures of 1.7 percent.

                                     E-12-4

     Fiscal 1998 Financial Results (Budgetary Basis). Operations during the 1998 fiscal year increased the unappropriated balance of commonwealth revenues during that period by $86.4 million to $488.7 million at June 30, 1998 (prior to reserves for transfer to the Tax Stabilization Reserve Fund). Higher than estimated revenues, offset in part by increased reserves for tax refunds, and slightly lower expenditures than budgeted were responsible for the increase. Transfers to the Tax Stabilization Reserve Fund for fiscal 1998 operations will total $223.3 million consisting of $73.3 million representing the required transfer of fifteen percent of the ending unappropriated surplus balance, plus an additional $150 million authorized by the General Assembly when it enacted the fiscal 1999 budget. With these transfers, the balance in the Tax Stabilization Reserve Fund will exceed $664 million and represents 3.7 percent of fiscal 1998 revenues.

     Commonwealth revenues (prior to tax refunds) during the 1998 fiscal year totaled $18,123.2 million, $676.1 million (3.9 percent) above the estimate made at the time the budget was enacted. Tax revenue received in fiscal 1998 grew
4.8 percent over tax revenues received during fiscal 1997. This rate of increase includes the effect of legislated tax reductions that affected receipts during both fiscal years and therefore understates the actual underlying rate of growth of tax revenue during fiscal 1998. Receipts from the personal income tax produced the largest single component of higher revenues during fiscal 1998. Personal income tax collections were $416.6 million over estimate representing an 8.5 percent increase over fiscal 1997 receipts. Receipts of the sales and use tax were $6.2 million over estimate representing a 1.9 percent increase. Collections of all corporate taxes exceeded their estimate for the fiscal year, led by the capital stock and franchise tax and the corporate net income tax which were over estimate by 7.8 percent and 2.7 percent, respectively. Non-tax revenues were $27.5 million (8.6 percent) over estimate, mostly due to greater than anticipated interest earnings for the fiscal year.

     Expenditures from all fiscal 1998 appropriations of Commonwealth revenues totaled $17,229.8 million (excluding pooled financing expenditures and net of current year lapses). This amount represents an increase of 4.5 percent over fiscal 1997 appropriation expenditures.

     Fiscal 1999 Budget. The budget for fiscal 1999 was enacted in April 1998 at which time the official revenue estimate for the 1999 fiscal year was established at $18,456.6 million. The official revenue estimate is based on an economic forecast for national gross domestic product, on a year-over-year basis, to slow from an estimated annualized 3.9 percent rate in the fourth quarter of 1997 to a projected 1.8 percent annualized growth rate by the second quarter of 1999. The forecast of slowing economic activity is based on the expectation that consumers will reduce their pace of spending, particularly on motor vehicles, housing and other durable goods. Business is also expected to trim its spending on fixed investments. Foreign demand for domestic goods is expected to decline in reaction to economic difficulties in Asia and Latin America, while an economic recovery in Europe is expected to proceed slowly.
The underlying growth rate, excluding any effect of scheduled or proposed tax changes, for the General Fund fiscal 1999 official revenue estimate is 3.0 percent over actual fiscal 1998 revenues. When adjusted to include the estimated effect of enacted tax changes, fiscal 1999 Commonwealth revenues are projected to increase by 1.66 percent over actual Commonwealth revenues for fiscal 1998.

     Appropriations enacted for fiscal 1999 are 4.1 percent ($705.1 million) above the appropriations enacted for fiscal 1998 (including supplemental appropriations). Major increases

                                     E-12-5
in expenditures budgeted for fiscal 1999 include: (i) $249.5 million in direct support of local school district education costs (local school districts will also benefit from an estimated $104 million of reduced contributions by school districts to their worker's retirement costs from a reduced employer contribution rate); (ii) $60.4 million for higher education, including scholarship grants; (iii) $56.5 million to fund the correctional system including $21 million to operate a new correctional facility; (iv) $121.1 million for long-term care medial assistance costs; (v) $14.4 million for technology and Year 2000 investments; (vi) $55.9 million to fund the first year's cost of a July 1, 1998 annuitant cost of living increase for state and school district employees and (vii) $20 million to replace bond funding for equipment loans for volunteer fire and rescue companies. The balance of the increase is spread over many departments and program operations.

     The enacted fiscal 1999 budget assumes the draw down of the $265.4 million beginning budgetary balance by approximately $144 million to an estimated closing balance, prior to transfer of the required portion to the Tax Stabilization Reserve Fund, of $124.3 million. The amount of the anticipated draw down does not consider the availability of appropriation lapses normally occurring during a fiscal year that are used to fund supplemental appropriations or increase unappropriated surplus.

     Debt Limits and Outstanding Debt. The Pennsylvania Constitution permits the issuance of the following types of debt: (i) debt to suppress insurrection or rehabilitate areas affected by disaster; (ii) electorate approved debt; (iii) debt for capital projects subject to an aggregate outstanding debt limit of 1.75 times the annual average tax revenues of the preceding five fiscal years; and
(iv) tax anticipation notes payable in the fiscal year of issuance.

     Under the Pennsylvania Fiscal Code, the Auditor General is required to certify to the Governor and the General Assembly certain information regarding the Commonwealth's indebtedness. According to the August 26, 1999 Auditor General certificate, the average annual tax revenues deposited in all funds in the five fiscal years ended August 26, 1998 was approximately $20.4 billion, and, therefore, the net debt limitation for the 1999 fiscal year is $32.0 billion. Outstanding net debt totaled $3.7 billion at June 30, 1998 approximately equal to the net debt at June 30, 1997. At August 26, 1998, the amount of debt authorized by law to be issued, but not yet incurred, was $22.7 billion.

     Debt Ratings. All outstanding general obligation bonds of the Commonwealth are rated AA by S&P and Aa3 by Moody's.

     City of Philadelphia. The City of Philadelphia (the "City" or "Philadelphia") is the largest city in the Commonwealth, with an estimated population of 1,585,577 according to the 1990 Census. Philadelphia experienced a series of general fund deficits for fiscal years 1988 through 1992 which culminated in serious financial difficulties for the City. In its 1992 Comprehensive Annual Financial Report, Philadelphia reported a cumulative general fund deficit of $71.4 million for fiscal year 1992.

     In June 1991, the Pennsylvania legislature established the Pennsylvania Intergovernmental Cooperation Authority ("PICA"), a five-member board to assist Philadelphia in remedying fiscal emergencies. PICA is designed to provide assistance through the issuance of funding debt and to

                                     E-12-6
make factual findings and recommendations to Philadelphia concerning its budgetary and fiscal affairs. The legislation empowered PICA to issue notes and bonds on behalf of Philadelphia, and also authorized Philadelphia to levy a one-percent sales tax the proceeds of which would be used to pay off the bonds. In return for PICA's fiscal assistance, Philadelphia is required, among other things, to establish five-year financial plans that include balanced annual budgets. Under the legislation, if Philadelphia does not comply with such requirements, PICA may withhold bond revenues and certain state funding. At this time, the City is operating under a five-year fiscal plan approved by PICA on June 9, 1998. As of November 25, 1998, PICA has issued approximately $1,761.7 million of its Special Tax Revenue Bonds. The financial assistance has included the refunding of certain city general obligation bonds, funding of capital projects and the liquidation of the City's Cumulative General Fund balance deficit as of June 30, 1992 of $224.9 million.

     No further PICA bonds are to be issued by PICA for the purpose of financing a capital project or deficit as the authority for such bond sales expired on December 31, 1994. PICA's authority to issue debt for the purpose of financing a cash flow deficit expired on December 31, 1996. Its ability to refund existing outstanding debt is unrestricted. PICA had $1,055.0 million in Special Tax Revenue Bonds outstanding as of June 30, 1998.

     The audited General Fund balance of the City as of June 30, 1995, 1996 and 1997 showed a surplus of approximately $80.5 million, $118.5 million and $128.8 million, respectively.

     S&P's rating on Philadelphia's general obligation bonds is "BBB." Moody's rating is currently "Baa2."

     Litigation. The Commonwealth is a party to numerous lawsuits in which an adverse final decision could materially affect the Commonwealth's governmental operations and consequently its ability to pay debt service on its obligations. The Commonwealth also faces tort claims made possible by the limited waiver of sovereign immunity effected by Act 152, approved September 28, 1978, as amended. Under Act 152, damages for any loss are limited to $250,000 per person and $1 million for each accident.

     Year 2000 Planning. A well-established standard in the computer industry governing traditional programming practices is expected to result in many current computer systems being unable to recognize dates beyond the year 1999. As a result, computers worldwide may begin to malfunction by producing erroneous data or failing completely as the year 2000 draws near. The Governor has made fixing the year 2000 problem a top priority for Pennsylvania state agencies. At the Governor's direction, Pennsylvania has begun an aggressive program to make its computer systems year 2000-compatible and to identify potential problems with entities outside state government with which the Commonwealth does business or exchanges data.

An initial assessment of state agencies' computer resources was completed in June, 1996. This overview assessment was used to develop the Governor's Year 2000 Action Plan, which tracks state agencies' computer programs through a three-step process of correction, testing, and implementation. Under this action plan, 45,937 mission-critical and non mission-critical computer programs used by state agencies are scheduled for corrective measures to ensure they will be year 2000-compatible. Mission-critical computer programs are those which impact the health, safety and welfare of the Commonwealth and its citizens, and for which failure to be year 2000 compliant

                                     E-12-7
could have a material and adverse impact upon operations of the Commonwealth. The projected cost of the Commonwealth's year 2000 modification work is $39.5 million and is being paid from appropriations from current revenues.

Pennsylvania Tax Matters

     The following is based upon the advice of ______, special Pennsylvania counsel to the Fund.

     Shares of the Fund are not subject to any of the personal property taxes presently in effect in Pennsylvania to the extent of that proportion of the Fund represented by Pennsylvania municipal bonds. The taxes referred to above include the County Personal Property Tax, the additional personal property taxes imposed on Pittsburgh residents by the School District of Pittsburgh and by the City of Pittsburgh. Shares of the Fund may be taxable under the Pennsylvania inheritance and estate taxes.

     The proportion of interest income representing interest income from Pennsylvania municipal bonds distributable to shareholders of the Fund is not taxable under the Pennsylvania Personal Income Tax or under the Corporate Net Income Tax, nor will such interest be taxable under the Philadelphia School District Investment Income tax imposed on Philadelphia resident individuals.

     The disposition by the Fund of a Pennsylvania municipal bond issued before February 1, 1994 (whether by sale, exchange, redemption or payment at maturity) will not constitute a taxable event to a shareholder under the Pennsylvania Personal Income Tax. The disposition of Pennsylvania municipal bonds issued on or after February 1, 1994 are taxable. Further, although there is no published authority on the subject, special Pennsylvania counsel is of the opinion that
(i) a shareholder of the Fund will not have a taxable event under the Pennsylvania state and local income taxes referred to in the preceding paragraph (other than the Corporate Net Income Tax) upon the redemption or sale of Common Shares to the extent that the Fund is then composed of Pennsylvania municipal bonds issued before February 1, 1994 and (ii) the disposition by the Fund of a Pennsylvania municipal bond (whether by sale, exchange, redemption or payment at maturity) will not constitute a taxable event to a shareholder under the Corporate Net Income Tax for those obligations issued before February 1, 1994 or the Philadelphia School District Investment Income Tax. (The School District tax has no application to gain on the disposition of property held by the taxpayer for more than six months.)

     The Fund is not subject to the Pennsylvania Corporate Net Income Tax or Capital Stock/Franchise Tax.

     If a shareholder is a business subject to the Pennsylvania Capital Stock/Franchise Tax, the value of shares of the Fund owned by such shareholder and income derived from their ownership may be taken into account in determining the "capital stock value" of such shareholder.

     The foregoing is a general, abbreviated summary of certain of the provisions of the Pennsylvania statutes and administrative interpretations presently in effect governing the taxation

                                     E-12-8
of shareholders of the Fund. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to Fund transactions. Shareholders are advised to consult with their own tax advisers for more detailed information concerning Florida tax matters.

                                     E-12-9

                                 APPENDIX E-13

Factors Pertaining to Virginia

     The Trust is susceptible to political, economic or regulatory factors affecting issuers of Virginia Bonds. Without intending to be complete, the following briefly summarizes some of these matters, as well as some of the complex factors affecting the financial situation in the Commonwealth of Virginia (the "Commonwealth" or "Virginia"). This information is derived from sources that are generally available to investors and is based in part on information obtained from various agencies in Virginia. No independent verification has been made of the accuracy or completeness of the following information.

     There can be no assurance that current or future statewide or regional economic difficulties, and the resulting impact on State or local governmental finances, generally, will not adversely effect the market value of Virginia Bonds held in the portfolio of the Trust or the ability of particular obligors to make timely payments of debt service on (or relating to) those obligations.

     As national economic growth continues the recovery that began at the end of the 1990-91 recession, Virginia's economy remains strong and continues to outpace the nation in many measures of economic growth. The Virginia economy surpasses national growth rates in personal income, total wages and salaries, total nonagricultural employment and retail sales. Moreover, Virginia's unemployment rate for FY 1998 remained lower than the nation's.

     The Commonwealth's unemployment rate for FY 1998 is 3.4 percent, down from
4.3 percent for FY 1997 and is the lowest rate since 1974. During the 19902, Virginia consistently has had a lower rate of employment than the nation. The average difference between Virginia's unemployment rate and that of the United States has been 1.2 percentage points. Even though the nation's employment rate declined to 4.7 percent, the differential increased to 1.3 percentage points in FY 1998.

     Virginia nonagricultural wage and salary employment grew by approximately 89,500 jobs in FY 1998, a 2.8 percent increase compared with 2.7 percent for the nation. The services sector grew by 57,100 jobs, accounting for 64 percent of Virginia's job growth. The majority of these jobs were added in high technology services subsectors. Also, the retail trade sector added 10,400 jobs and construction workers accounted for an increase of another 7,000 jobs reflecting the strength of the Commonwealth's retail sales and housing markets. Adding 4,000 jobs, the manufacturing sector posted a gain in employment for the second time since FY 1995.

     Although federal and state civilian employment declined by 9,000 jobs, most of this loss was offset by an addition of 8,800 jobs in local government. While total civilian government employment remains the second largest employment sector in Virginia, it continues to be outperformed by all other major sectors.

     Employment in finance, insurance and real estate grew at a rate of 2.5 percent despite job losses associated with heavy merger and acquisition activity in the Commonwealth's banking and financing industries. After decreases in FY 1996 and FY 1997, banking sector jobs increased 1.0 percent.

                                     E-13-1

     In order to attract new workers, companies in Virginia have been raising wages and salaries. The year-to-year quarterly growth rates have been greater for wages and salaries than the growth rates in nonagricultural employment in each of the past twelve quarters. Total Virginia wages and salaries growth at
7.7 percent, compared with 7.3 percent growth for the United States marking the second straight fiscal year that Virginia's wages and salaries grew at a pace equal to or greater than that of the nation. Also, Virginia real wages and salaries grew at 6.3 percent, while in the United States real wages and salaries grew at 5.9 percent.

     The growth rate in payroll per job for total nonagricultural employment is estimated to be 5.0 percent in Virginia for FY 1998, exceeding the 4.3 percent estimated U.S. growth rate. Mining continues to have the highest payroll per job and retail trade the lowest. While Virginia's average FY 1998 payroll for total nonagricultural jobs is still below the national average, the gap has narrowed since FY 1997. The sectors for which Virginia's payroll per job is higher than that of the nation are transportation and public utilities, wholesale trade, services, and total civilian government. Those jobs for which average payroll per job is lower include mining, construction, manufacturing, retail trade and finance, insurance and real estate.

     Virginia personal income grew to an estimated $183 billion in FY 1998, a
6.0 percent pace that is slightly above the national growth rate of 5.9 percent. Virginia real personal income grew at a 4.7 percent pace while in the United States it grew at a 4.6 percent rate.

     Increases in income translated into increases in spending. Virginia retail sales grew by $2.7 billion to reach $58.4 billion in FY 1998. This increase amounts to a 4.9 percent growth rate for the Commonwealth while national retail sales grew by 4.6 percent. Although this marks the second straight fiscal year that Virginia has outpaced the nation, retail sales growth has slowed from its
5.3 percent pace in FY 1997.

     Another indication of a strong Virginia economy is the growth of new and multifamily homes, with building permits increasing 6.6 percent, a rebound from a 3.8 percent decrease in FY 1997.

     Virginia's foreign exports to the world surpassed $11 billion in calendar year 1997, which ranks Virginia 17th among all states. Exports account for about 5 percent of Virginia's gross state product. However, sagging Asian markets have begun to slow export growth in the United States. Also, cheaper Asian imports caused by the stronger dollar have increased competition in domestic markets. Given that approximately 20 percent of Virginia's exports are to Japan and South Korea, it is likely that Virginia will experience some of the impact of the Asian crisis.

     Virginia, along with the nation, has experienced a significant and sustained period of economic growth since the 1990-91 recession. During FY 1998, Virginia continued to outpace national growth rates in most measures of economic activity. While Virginia's labor market has remained tight, residents have received benefits from increased job growth and higher real wages and salaries. Concerns over the economic impact of the Asian crisis in Virginia during the next fiscal year should be tempered by the relatively small share of gross state product that could be affected and the strength of other sectors in Virginia's economic base.

                                     E-13-2

     The Commonwealth of Virginia has historically operated on a fiscally conservative basis and is required by its Constitution to have a balanced biennial budget. At the end of the June 30, 1998, fiscal year, the General Fund of the Commonwealth had an ending fund balance, computed on a budgetary cash basis, of $1,444.2 million, of which $1,411.2 million was in required reserves or designated for appropriations, leaving an undesignated, unreserved fund balance of $33.0 million available for future appropriation. Computed on a modified accrual basis in accordance with generally accepted accounting principles, the General Fund balance at the end of the fiscal year ended June 30, 1998, was $1,011.4 million, compared with a General Fund balance of $491.8 million at the end of the fiscal year ended June 30, 1997.

     As of June 30, 1998, total debt of the Commonwealth aggregated $11.7 billion. Of that amount, $3.7 billion was tax supported. Outstanding general obligation bonded debt backed by the full faith and credit of the Commonwealth was $1.1 billion at June 30, 1998. Of the amount, $567.4 million was also secured by revenue-producing capital projects.

     The Virginia Constitution contains limits on the amount of general obligation bonds which the Commonwealth can issue. These limits are substantially in excess of current levels of outstanding bonds, and at June 30, 1998, would permit an additional total of approximately $7.6 billion of bonds secured by revenue-producing projects and approximately $7.6 billion of Section 9(b) general obligation bonds for capital projects, with not more than approximately $2.0 billion of the latter to be issued in any four-year period. General obligation bonds for capital projects which are not secured by revenue-producing projects must be approved in a State-wide election.

     The Commonwealth of Virginia maintains a "triple A" bond rating from Standard & Poor's Corporation, Moody's Investors Services and Fitch Investors Services on its general obligation indebtedness, reflecting in part its sound fiscal management, diversified economic base and low debt ratios. There can be no assurances that these conditions will continue. Nor are these same conditions necessarily applicable to securities which are not general obligations of the Commonwealth. Securities issued by specific municipalities, governmental authorities or similar issuers may be subject to economic risks or uncertainties peculiar to the issuers of such securities or the sources from which they are to be paid.

Virginia Tax Matters

     The following is based upon the advice of ________, special Virginia counsel to the Fund.

     The following is a general, abbreviated summary of certain provisions of the applicable Virginia tax law as presently in effect as it directly governs the taxation of resident individual and corporate shareholders of the Virginia Fund. This summary does not address the taxation of other shareholders. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to Virginia Fund transactions.

     The following is based on the assumptions that the Virginia Fund will qualify under Subchapter M of the Code as a regulated investment company, that it will satisfy the conditions which will cause Virginia Fund distributions to qualify as exempt-interest dividends to

                                     E-13-3
shareholders, and that it will distribute all interest and dividends it receives to the Virginia Fund's shareholders.

     The Virginia Fund will be subject to the Virginia corporate income tax only if it has a sufficient nexus with Virginia. If it is subject to the Virginia corporate income tax, it does not expect to pay a material amount of such tax.

     Distributions by the Virginia Fund that are attributable to income derived from or on the sale and exchange of, obligations of Virginia and its political subdivisions and instrumentalities ("Virginia Obligations") or to income derived from or on the sale and exchange of, obligations of the United States and its territories, possessions or instrumentalities that are exempt from state taxation under federal law ("Federal Obligations") will not be subject to the Virginia personal income tax or the Virginia corporate income tax. All remaining distributions will be subject to the Virginia personal and corporate income taxes, and may be subject to local income taxes.

     Gain on the sale, exchange, or other disposition of shares of the Virginia Fund will be subject to the Virginia personal and corporate income taxes.

     If a shareholder receives a distribution consisting in part of taxable income, then the entire distribution will be taxed unless the shareholder substantiates the portion which is exempt from taxation.

     Shares of the Virginia Fund may be subject to the Virginia estate tax if owned by a Virginia decedent at the time of death.

     Shareholders are advised to consult with their own tax advisers for more detailed information concerning Virginia state and local tax matters.

                                     E-13-4

                                  APPENDIX F


                                   [TO COME]

    Nuveen Insured Dividend Advantage Municipal Fund ________ Common Shares Nuveen Arizona Dividend Advantage Municipal Fund ________ Common Shares
Nuveen Insured California Dividend Advantage Municipal Fund ______ Common Shares
  Nuveen Connecticut Dividend Advantage Municipal Fund ________ Common Shares
    Nuveen Florida Dividend Advantage Municipal Fund ________ Common Shares Nuveen Maryland Dividend Advantage Municipal Fund ________ Common Shares
 Nuveen Massachusetts Dividend Advantage Municipal Fund ________ Common Shares
    Nuveen Michigan Dividend Advantage Municipal Fund ________ Common Shares Nuveen New Jersey Dividend Advantage Municipal Fund ________ Common Shares
Nuveen Insured New York Dividend Advantage Municipal Fund ________ Common Shares
 Nuveen North Carolina Dividend Advantage Municipal Fund ________ Common Shares
      Nuveen Ohio Dividend Advantage Municipal Fund ________ Common Shares Nuveen Pennsylvania Dividend Advantage Municipal Fund ________ Common Shares
    Nuveen Virginia Dividend Advantage Municipal Fund ________ Common Shares

                  -------------------------------------------

                      STATEMENT OF ADDITIONAL INFORMATION

                  -------------------------------------------

                              September __, 1999

                           PART C - OTHER INFORMATION

Item 24: Financial Statements and Exhibits

     1.   Financial Statements:

     Registrant has not conducted any business as of the date of this filing,
other than in connection with its organization.   Financial Statements
indicating that the Registrant has met the net worth requirements of Section 14(a) of the 1940 Act will be filed by pre-effective amendment to this registration statement.

     2.   Exhibits:

a.   Declaration of Trust dated July 12, 1999.

b.   By-Laws of Registrant.

c.   None.

d.   None.

e.   Terms and Conditions of the Dividend Investment Plan.*

f.   None.

g. Form of Investment Management Agreement between Registrant and Nuveen Advisory Corp. dated_____________.*

h.   Form of Underwriting Agreement.*

i. Nuveen Open-End and Closed-End Funds Deferred Compensation Plan for Independent Directors and Trustees.*

j. Exchange Traded Fund Custody Agreement between Registrant and The Chase Manhattan Bank dated_____________.*

k.1 Form of Shareholder Transfer Agency Agreement between Registrant and Chase Manhattan Bank dated_____________.*

k.2 Form of Expense Reimbursement Agreement between Registrant and Nuveen Advisory Corp.*

l.1  Opinion and consent of Bell, Boyd & Lloyd.*

l.2  Opinion and consent of Bingham Dana LLP.*

m.   None.

n.   Consent of Ernst & Young LLP.*

o.   None.

p.   Form of Subscription Agreement of Nuveen Advisory Corp. dated ____, 1999.*

q.   None.

r.   None.

s.   Power of Attorney for Timothy R. Schwertfeger.

------------------
* To be filed by amendment.

Item 25: Marketing Arrangements

See Section 3 of the Underwriting Agreement filed as Exhibit h to this Registration Statement.

Item 26: Other Expenses of Issuance and Distribution

     Securities and Exchange Commission fees                                                $       417
     National Association of Securities Dealers, Inc. fees                                          650
     Printing and engraving expenses                                                                  *
     Legal Fees                                                                                       *
     New York Stock Exchange listing fees                                                             *
     Accounting expenses                                                                              *
     Blue Sky filing fees and expenses                                                                *
     Transfer agent fees                                                                              *
     Miscellaneous expenses                                                                           *
                                                                                            -----------
          Total                                                                                       *
                                                                                            ===========

---------

     *To be completed by amendment. Expenses may be reduced pursuant to the agreement of John Nuveen & Co. Incorporated to pay (i) all Registrant's organizational expenses and (ii) offering costs (other than the sales load) that exceed $.02 per Common Share.

Item 27: Persons Controlled by or under Common Control with Registrant

     Not applicable.

Item 28: Number of Holders of Securities

     At July 16, 1999

                                                                              Number of
               Title of Class                                              Record Holders
               --------------                                              --------------
       Common Shares, $.01 par value                                             0

Item 29: Indemnification

     Section 4 of Article XII of the Registrant's Declaration of Trust provides as follows:


     Subject to the exceptions and limitations contained in this Section 4, every person who is, or has been, a Trustee, officer, employee or agent of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (hereinafter referred to as a "Covered Person"), shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee or agent and against amounts paid or incurred by him in settlement thereof.

     No indemnification shall be provided hereunder to a Covered Person:

(a) against any liability to the Trust or its Shareholders by reason of a final adjudication by the court or other body before which the proceeding was brought that he engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

(b) with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interests of the Trust; or

(c) in the event of a settlement or other disposition not involving a final adjudication (as provided in paragraph (a) or (b)) and resulting in a payment by a Covered Person, unless there has been either a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office by the court or other body approving the settlement or other disposition or a reasonable determination, based on a review of readily available facts (as opposed to a full trial-type inquiry), that he did not engage in such conduct:

          (i) by a vote of a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter); or

          (ii) by written opinion of independent legal counsel.

     The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel other than Covered Persons may be entitled by contract or otherwise under law.

     Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification under this Section 4 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this
Section 4, provided that either:

     (a) such undertaking is secured by a surety bond or some other appropriate security or the Trust shall be insured against losses arising out of any such advances; or

     (b) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or independent legal counsel in a written opinion shall determine, based upon a review of the readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

     As used in this Section 4, a "Disinterested Trustee" is one (x) who is not an Interested Person of the Trust (including, as such Disinterested Trustee, anyone who has been exempted from being an Interested Person by any rule, regulation or order of the Commission), and (y) against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending.

     As used in this Section 4, the words "claim," "action," "suit" or "proceeding" shall apply to all claims, actions, suits, proceedings (civil, criminal, administrative or other, including appeals), actual or threatened; and the words "liability" and "expenses" shall include without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

     The trustees and officers of the Registrant are covered by Investment Trust Errors and Omission policies in the aggregate amount of $20,000,000 (with a maximum deductible of $500,000) against liability and expenses of claims of wrongful acts arising out of their position with the Registrant, except for matters which involve willful acts, bad faith, gross negligence and willful disregard of duty (i.e., where the insured did not act in good faith for a purpose he or she reasonably believed to be in the best interest of Registrant or where he or she had reasonable cause to believe this conduct was unlawful).

     Section 8 of the Underwriting Agreement filed as Exhibit h to this Registration Statement provides for each of the parties thereto, including the Registrant and the Underwriters, to indemnify the others, their trustees, directors, certain of their officers, trustees, directors and persons who control them against certain liabilities in connection with the offering described herein, including liabilities under the federal securities laws.

Item 30: Business and Other Connections of Investment Adviser

     Nuveen Advisory Corp. serves as investment adviser to the following open-end management type investment companies: Nuveen Flagship Multistate Trust I, Nuveen Flagship Multistate II, Nuveen Flagship Multistate Trust III, Nuveen Flagship Multistate Trust IV, Nuveen Flagship Municipal Trust, Nuveen Money Market Trust, Nuveen Municipal Money Market Fund, Inc. and Nuveen Taxable Funds Inc. Nuveen Advisory Corp. also serves as investment adviser to the following closed-end management type investment companies other than the Registrant:
Nuveen Municipal Value Fund, Inc., Nuveen California Municipal Value Fund, Inc., Nuveen New York Municipal Value Fund, Inc., Nuveen Municipal Income Fund, Inc., Nuveen Premium Income Municipal Fund, Inc., Nuveen Performance Plus Municipal Fund, Inc., Nuveen California Performance Plus Municipal Fund, Inc., Nuveen New York Performance Plus Municipal Fund, Inc., Nuveen Municipal Advantage Fund, Inc., Nuveen Municipal Market Opportunity Fund, Inc., Nuveen California Municipal Market Opportunity Fund, Inc., Nuveen New York Municipal Market Opportunity Fund, Inc., Nuveen Investment Quality Municipal Fund, Inc., Nuveen California Investment Quality Municipal Fund, Inc., Nuveen New York Investment Quality Municipal Fund, Inc., Nuveen Insured Quality Municipal Fund, Inc., Nuveen Florida Investment Quality Municipal Fund, Nuveen New Jersey Investment Quality Municipal Fund, Inc., Nuveen Florida Investment Quality Municipal Fund, Nuveen Select Quality Municipal Fund, Inc., Nuveen California Select Quality Municipal Fund, Inc., Nuveen New York Select Quality Municipal Fund, Inc., Nuveen Quality Income Municipal Fund, Inc., Nuveen Insured Municipal Opportunity Fund, Inc., Nuveen Florida Quality Income Municipal Fund, Nuveen Michigan Quality Income Municipal Fund, Inc., Nuveen Ohio Quality Income Municipal Fund, Inc., Nuveen Texas Quality Income Municipal Fund, Nuveen

California Quality Income Municipal Fund, Inc., Nuveen New York Quality Income Municipal Fund, Inc., Nuveen Premier Municipal Income Fund, Inc., Nuveen Premier Insured Municipal Income Fund, Inc., Nuveen Insured California Premium Income Municipal Fund, Inc., Nuveen Insured New York Premium Income Municipal Fund, Inc., Nuveen Premium Income Municipal Fund 2, Inc., Nuveen Select Maturities Municipal Fund, Nuveen Arizona Premium Income Municipal Fund, Inc., Nuveen Insured Florida Premium Income Municipal Fund, Nuveen Michigan Premium Income Municipal Fund, Inc., Nuveen New Jersey Premium Income Municipal Fund, Inc., Nuveen Premium Income Municipal Fund 4, Inc., Nuveen Insured California Premium Income Municipal Fund 2, Inc., Nuveen Insured New York Premium Income Municipal Fund 2, Nuveen New Jersey Premium Income Municipal Fund 2, Nuveen Florida Premium Income Municipal Fund 2, Nuveen Maryland Premium Income Municipal Fund, Nuveen Massachusetts Premium Income Municipal Fund, Nuveen Virginia Premium Income Municipal Fund, Nuveen Washington Premium Income Municipal Fund, Nuveen Connecticut Premium Income Municipal Fund, Nuveen Georgia Premium Income Municipal Fund, Nuveen Missouri Premium Income Municipal Fund, Nuveen North Carolina Premium Income Municipal Fund, Nuveen California Premium Income Municipal Fund, Nuveen Insured Premium Income Municipal Fund 2, Nuveen New York Dividend Advantage Municipal Fund, Nuveen California Dividend Advantage Municipal Fund and Nuveen Dividend Advantage Municipal Fund. Nuveen Advisory Corp. has no other clients or business at the present time. For a description of other business, profession, vocation or employment of a substantial nature in which any director or officer of the investment adviser has engaged during the last two years for his account or in the capacity of director, officer, employee, partner or trustee, see the descriptions under "Management of the Fund" in Part A of this Registration Statement.

Item 31: Location of Accounts and Records

     Nuveen Advisory Corp., 333 West Wacker Drive, Chicago, Illinois 60606, maintains the Declaration of Trust, By-Laws, minutes of trustees and shareholders meetings and contracts of the Registrant and all advisory material of the investment adviser.

     The Chase Manhattan Bank, 4 New York Plaza, New York, New York 10004-2413, maintains all general and subsidiary ledgers, journals, trial balances, records of all portfolio purchases and sales, and all other required records not maintained by Nuveen Advisory Corp.

Item 32: Management Services

     Not applicable.

Item 33: Undertakings

     1. Registrant undertakes to suspend the offering of its shares until it amends its prospectus if (1) subsequent to the effective date of its Registration Statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of the Registration Statement, or
(2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

     2.   Not applicable.

     3.   Not applicable.

     4.   Not applicable.

     5.   The Registrant undertakes that:

          a. For purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of a registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 497(h) under the Securities Act of 1933 shall be deemed to be part of the Registration Statement as of the time it was declared effective.

          b. For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

     6. The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in this City of Chicago, and State of Illinois, on the 16th day of July, 1999.

                                     NUVEEN INSURED NEW YORK DIVIDEND
                                     ADVANTAGE MUNICIPAL FUND

                                     /s/ Gifford R. Zimmerman
                                     ----------------------------------------
                                     Gifford R. Zimmerman, Vice President and
                                     Secretary

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

        Signature                         Title                               Date
        ---------                         -----                               ----
/s/ Stephen D. Foy            Vice President and Controller       July 16, 1999
---------------------         (Principal Financial and
Stephen D. Foy                Accounting Officer)

                              Chairman of the Board and
Timothy R. Schwertfeger       Trustee (Principal Executive        By: /s/ Gifford R. Zimmerman
                              Officer)                                ------------------------
                                                                          Gifford R. Zimmerman
                                                                          Attorney-In-Fact
                                                                          July 16, 1999

     Original powers of attorney authorizing Alan G. Berkshire and Gifford R. Zimmerman, among others, to execute this Registration Statement, and Amendments thereto, for each of the trustees of Registrant on whose behalf this Registration Statement is filed, have been executed and filed as an exhibit.

                               INDEX TO EXHIBITS

a.   Declaration of Trust dated July 12, 1999
b.   By-Laws of Registrant.
c.   None.
d.   None.
e.   Terms and Conditions of the Dividend Investment Plan.*
f.   None.
g. Form of Investment Management Agreement between Registrant and Nuveen Advisory Corp. dated ____________.*
h.   Form of Underwriting Agreement.*
i. Nuveen Open-End and Closed-End Funds Deferred Compensation Plan for Independent Directors and Trustees.*
j. Exchange Traded Fund Custody Agreement between Registrant and The Chase Manhattan Bank dated ____________.*
k.1 Form of Shareholder Transfer Agency Agreement between Registrant and Chase Manhattan Bank dated ____________.*
k.2 Form of Expense Reimbursement Agreement between Registrant and Nuveen Advisory Corp.*
l.1  Opinion and consent of Bell, Boyd & Lloyd.*
l.2  Opinion and consent of Bingham Dana LLP.*
m.   None.
n.   Consent of Ernst & Young LLP.*
o.   None.
p.   Form of Subscription Agreement of Nuveen Advisory Corp. dated June __,
     1999.*
q.   None.
r.   None.
s.   Power of Attorney of Timothy R. Schwertfeger.

-------------------
*  To be filed by amendment.